[LOGO]               Investing
EATON VANCE          for the
================     21st
    Mutual Funds     Century

                       Eaton Vance Arizona Municipals Fund
                      Eaton Vance Colorado Municipals Fund
                     Eaton Vance Connecticut Municipals Fund
                      Eaton Vance Michigan Municipals Fund
                      Eaton Vance Minnesota Municipals Fund
                     Eaton Vance New Jersey Municipals Fund
                    Eaton Vance Pennsylvania Municipals Fund
                        Eaton Vance Texas Municipals Fund

These Funds (the "Funds") are mutual funds seeking to provide current income exempt from regular federal income tax and the State taxes (if any) described under "The Funds" Investment Objectives" in this Prospectus. Each Fund invests its assets in a corresponding non-diversified open-end investment company (a "Portfolio") having the same investment objective as the Fund, rather than by directly investing in and managing its own portfolio of securities. Each Fund is a series of Eaton Vance Municipals Trust (the "Trust").

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. SHARES OF THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING FLUCTUATIONS IN VALUE AND THE POSSIBLE LOSS OF SOME OR ALL OF THE PRINCIPAL INVESTMENT.

This combined Prospectus is designed to provide you with information you should know before investing. Please retain this document for future reference. A combined Statement of Additional Information dated December 1, 1997 for the Funds, as supplemented from time to time, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated herein by reference. This Statement of Additional Information is available without charge from the Funds' principal underwriter, Eaton Vance Distributors, Inc. (the "Principal Underwriter"), 24 Federal Street, Boston, MA 02110 (telephone (800) 225-6265). The Portfolios' investment adviser is Boston Management and Research (the "Investment Adviser"), a wholly-owned subsidiary of Eaton Vance Management, and Eaton Vance Management is the administrator (the "Administrator") of the Funds. The offices of the Investment Adviser and the Administrator are located at 24 Federal Street, Boston, MA 02110.

AS OF THE DATE OF THIS COMBINED PROSPECTUS, A FUND MAY NOT BE AVAILABLE FOR PURCHASE IN CERTAIN STATES. PLEASE CONTACT THE PRINCIPAL UNDERWRITER OR YOUR BROKER FOR FURTHER INFORMATION.

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTENTS

                                                   Page                                                          Page
----------------------------------------------------------------------------------------------------------------------
Shareholder and Fund Expenses                         2      How to Redeem Shares                                 21
The Funds' Financial Highlights                       4      Reports to Shareholders                              23
The Funds' Investment Objectives                     12      The Lifetime Investing Account/Distribution Options  23
Investment Policies and Risks                        12      The Eaton Vance Exchange Privilege                   23
Organization of the Funds and the Portfolios         15      Eaton Vance Shareholder Services                     24
Management of the Funds and the Portfolios           16      Distributions and Taxes                              25
Distribution and Service Plans                       18      Performance Information                              26
Valuing Shares                                       19      Appendix -- State Specific Information               27
How to Buy Shares                                    19
----------------------------------------------------------------------------------------------------------------------

                      Prospectus dated December 1, 1997

SHAREHOLDER AND FUND EXPENSES
SHAREHOLDER TRANSACTION EXPENSES

                                              Class A Shares      Class B Shares
--------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)         4.75                None
Sales Charges Imposed on Reinvested
  Distributions                               None                None
Fees to Exchange Shares                       None                None
Maximum Contingent Deferred Sales Charge      None                5.00

Annual Fund and Allocated Portfolio Operating Expenses (as a percentage of average daily net assets)

                          Arizona                   Colorado                Connecticut                 Michigan
                            Fund                      Fund                      Fund                      Fund
                  ------------------------  ------------------------  ------------------------  -----------------------
                    Class A      Class B      Class A      Class B      Class A      Class B      Class A      Class B
                    Shares       Shares       Shares       Shares       Shares       Shares       Shares       Shares
-----------------------------------------------------------------------------------------------------------------------
Investment
  Adviser Fee     0.40%        0.40%        0.26%        0.26%        0.43%        0.43%        0.42%        0.42%
Rule 12b-1
  Distribution
  and/or Service
  Fees            0.18         0.93         0.15         0.92         0.14         0.93         0.20         0.93
Other Expenses    0.25         0.25         0.35         0.35         0.24         0.24         0.25         0.25
Total Operating
  Expenses        0.83         1.58         0.76         1.53         0.81         1.60         0.87         1.60

EXAMPLE
An investor would pay the following expenses and, in the case of Class A shares, maximum initial sales charge or, in the case of Class B shares, contingent deferred sales charge on a $1,000 investment, assuming (a) 5% annual return and (b) redemption at the end of each period:

                          Arizona                   Colorado                Connecticut                 Michigan
                            Fund                      Fund                      Fund                      Fund
                  ------------------------  ------------------------  ------------------------  ------------------------
                    Class A      Class B      Class A      Class B      Class A      Class B      Class A      Class B
                    Shares       Shares       Shares       Shares       Shares       Shares       Shares       Shares
------------------------------------------------------------------------------------------------------------------------
 1 Year           $ 56         $ 66         $ 55         $ 66         $ 55         $ 66         $ 56         $ 66
 3 Years            73           90           71           88           72           90           74           90
 5 Years            91          106           88          103           90          107           93          107
10 Years           145          188          137          182          143          190          150          190

An investor would pay the following expenses on the same investment, assuming (a) 5% annual return and (b) no redemptions:

                          Arizona                   Colorado                Connecticut                 Michigan
                            Fund                      Fund                      Fund                      Fund
                  ------------------------  ------------------------  ------------------------  ------------------------
                    Class A      Class B      Class A      Class B      Class A      Class B      Class A      Class B
                    Shares       Shares       Shares       Shares       Shares       Shares       Shares       Shares
--------------------------------------------------------------------------------------------------------------------------
 1 Year           $ 56         $ 16         $ 55         $ 16         $ 55         $ 16         $ 56         $ 16
 3 Years            73           50           71           48           72           50           74           50
 5 Years            91           86           88           83           90           87           93           87
10 Years           145          188          137          182          143          190          150          190

ANNUAL FUND AND ALLOCATED PORTFOLIO OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                         Minnesota                 New Jersey               Pennsylvania                 Texas
                            Fund                      Fund                      Fund                      Fund
                  ------------------------  ------------------------  ------------------------  ------------------------
                    Class A      Class B      Class A      Class B      Class A      Class B      Class A      Class B
                    Shares       Shares       Shares       Shares       Shares       Shares       Shares       Shares
--------------------------------------------------------------------------------------------------------------------------
Investment
  Adviser Fee     0.35%        0.35%        0.46%        0.46%        0.47%        0.47%        0.18%        0.18%
Rule 12b-1
  Distribution
  and/or Service
  Fees            0.11         0.93         0.11         0.93         0.10         0.94         0.18         0.94
Other Expenses    0.30         0.30         0.20         0.20         0.20         0.20         0.45         0.45
Total Operating
Expenses          0.76         1.58         0.77         1.59         0.77         1.61         0.81         1.57

EXAMPLE
An investor would pay the following expenses and, in the case of Class A shares, maximum initial sales charge or, in the case of Class B shares, contingent deferred sales charge on a $1,000 investment, assuming (a) 5% annual return and (b) redemption at the end of each period:

                         Minnesota                 New Jersey               Pennsylvania                 Texas
                            Fund                      Fund                      Fund                      Fund
                  ------------------------  ------------------------  ------------------------  ------------------------
                    Class A      Class B      Class A      Class B      Class A      Class B      Class A      Class B
                    Shares       Shares       Shares       Shares       Shares       Shares       Shares       Shares
--------------------------------------------------------------------------------------------------------------------------
 1 Year           $ 55         $ 66         $ 55         $ 66         $ 55         $ 66         $ 55         $ 66
 3 Years            71           90           71           90           71           91           72           90
 5 Years            88          106           88          107           88          108           90          106
10 Years           137          188          138          189          138          191          143          187

An investor would pay the following expenses on the same investment, assuming (a) 5% annual return and (b) no redemptions:

                         Minnesota                 New Jersey               Pennsylvania                 Texas
                            Fund                      Fund                      Fund                      Fund
                  ------------------------  ------------------------  ------------------------  ------------------------
                    Class A      Class B      Class A      Class B      Class A      Class B      Class A      Class B
                    Shares       Shares       Shares       Shares       Shares       Shares       Shares       Shares
--------------------------------------------------------------------------------------------------------------------------
 1 Year           $ 55         $ 16         $ 55         $ 16         $ 55         $ 16         $ 55         $ 16
 3 Years            71           50           71           50           71           51           72           50
 5 Years            88           86           88           87           88           88           90           86
10 Years           137          188          138          189          138          191          143          187

NOTES. The tables and Examples summarize the aggregate expenses of the Portfolio and each Class of shares of the Funds and are designed to help investors understand the costs and expenses they will bear, directly or indirectly, by investing in a Fund. Information for Class A shares is estimated based upon the most recent fiscal year of its predecessor fund adjusted for the multiple-class structure. Information for Class B shares is for the most recent fiscal year.

The Funds offer two classes of shares. Class A shares are sold subject to a sales charge imposed at the time of purchase. No sales charge is payable at the time of purchase on investments in Class A shares of $1 million or more. However, a contingent deferred sales charge ("CDSC") of 0.50% will be imposed on such investments in the event of certain redemptions within 12 months of purchase. Class B shares are sold subject to a declining CDSC (5% maximum) if redeemed within six years of purchase. The CDSC does not apply in certain circumstances. See "How to Buy Shares" and "How to Redeem Shares".

THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Federal regulations require the Examples to assume a 5% annual return, but actual return will vary. Long-term holders of Class B shares may pay more than the economic equivalent of the maximum front-end sales charge permitted by a rule of the National Association of Securities Dealers, Inc. For further information regarding the expenses of the Funds and the Portfolios, see "The Funds" Financial Highlights", "Management of the Funds and the Portfolios", "Distribution and Service Plans" and "How to Redeem Shares".

Each Portfolio's monthly advisory fee has two components, a fee based on daily net assets and a fee based on daily gross income, as set forth in the fee schedule on page 17.

Each Fund invests exclusively in its corresponding Portfolio. Other investment companies with different distribution arrangements and fees may invest in the Portfolios in the future. See "Organization of the Funds and the Portfolios".

THE FUNDS' FINANCIAL HIGHLIGHTS
The following information should be read in conjunction with the audited financial statements that appear in the Funds' annual report to shareholders. The Funds' financial statements have been audited by Deloitte & Touche LLP, independent certified public accountants, as experts in accounting and auditing. The financial statements and the independent auditors' report are incorporated by reference into the Statement of Additional Information. Further information regarding the performance of a Fund is contained in its annual report to shareholders which may be obtained without charge by contacting the Principal Underwriter. The financial information for each of the periods presented in the Funds' Financial Highlights are for each Fund prior to reclassification of its shares as Class B shares on August 1, 1997. Information for Class A shares is not presented because that class did not exist prior to August 1, 1997. The Financial Highlights for Class A shares will differ from the Financial Highlights for Class B shares due to the absence of distribution fees for Class A shares.

                                                           Arizona Fund (Class B)
                    -----------------------------------------------------------------------------------------------------
                                        Year Ended July 31,                              Year Ended September 30,
                    ---------------------------------------------------------    ----------------------------------------
                          1997           1996           1995           1994**          1993           1992        1991++
-------------------------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of year      $10.680        $10.530        $10.390        $11.570         $10.700       $10.320       $10.000
                         -------        -------        -------        -------         -------       -------       -------
Income (loss) from operations:
  Net investment
    income               $ 0.486        $ 0.482        $ 0.492        $ 0.404         $ 0.496       $ 0.526       $ 0.088
  Net realized and
    unrealized
    gain (loss) on
    investments            0.539          0.161          0.164         (0.862)          1.076         0.520         0.339+++
                         -------        -------        -------        -------         -------       -------       -------
    Total income
      (loss) from
      operations         $ 1.025        $ 0.643        $ 0.656        $(0.458)        $ 1.572       $ 1.046       $ 0.427
                         -------        -------        -------        -------         -------       -------       -------
Less distributions:
  From net investment
    income               $(0.485)       $(0.488)       $(0.492)       $(0.404)        $(0.496)      $(0.526)      $(0.088)
  In excess of net
    investment income(5)     --          (0.005)        (0.024)        (0.074)         (0.127)       (0.120)       (0.019)
  From net
    realized gain on
    investment
    transactions             --             --             --          (0.233)         (0.079)       (0.020)          --
  In excess of net
    realized gain
    on investment
    transactions             --             --             --          (0.011)            --            --            --
                         -------        -------        -------        -------         -------       -------       -------
    Total
      distributions      $(0.485)       $(0.493)       $(0.516)       $(0.722)        $(0.702)      $(0.666)      $(0.107)
                         -------        -------        -------        -------         -------       -------       -------
Net asset value,
  end of year            $11.220        $10.680        $10.530        $10.390         $11.570       $10.700       $10.320
                         =======        =======        =======        =======         =======       =======       =======
Total Return(3)            9.85%          6.17%          6.64%        (4.16)%          15.29%        10.43%         4.03%

Ratios/Supplemental Data*:
  Ratio of net
    expenses to
    average daily
    net assets(1)(4)       1.58%          1.56%          1.53%         1.46%+          1.53%          1.52%         1.37%+
  Ratio of net
    expenses to
    average daily
    net assets
    after
    custodian fee
    reduction(1)           1.57%          1.55%           --            --              --             --            --
  Ratio of net
    investment
    income to
    average daily
    net assets             4.50%          4.49%          4.81%          4.47%+          4.42%         4.83%         4.33%+

Portfolio Turnover(2)       --             --             --             --               39%          133%            8%

* For the periods indicated, the operating expenses of the Arizona Fund reflect an allocation of expenses to the
  Administrator and/or the Investment Adviser. Had such actions not been taken, net investment income per share and the ratios would have been as follows:

 Net investment
   income per share                                                                                 $ 0.513       $ 0.082
                                                                                                    =======       =======
Ratios (As a percentage of average daily net assets):
    Expenses(1)(4)                                                                                    1.64%         1.65%+
    Net investment
      income                                                                                          4.71%         4.05%+

                                                                                             (See footnotes on page 11.)

                                                              Colorado Fund (Class B)
                                 ----------------------------------------------------------------------------------
                                                                                                 Year Ended
                                                   Year Ended July 31,                          September 30,
                                 -----------------------------------------------------    -------------------------
                                    1997          1996          1995          1994**         1993         1992++
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  year                               $10.170       $10.020       $10.010       $10.960        $10.060       $10.000
                                     -------       -------       -------       -------        -------       -------
Income (loss) from operations:
  Net investment income              $ 0.491       $ 0.480       $ 0.494       $ 0.403       $  0.484       $ 0.026
  Net realized and unrealized
    gain (loss) on investments         0.621         0.162         0.033        (0.880)         0.996         0.082+++
                                     -------       -------       -------       -------        -------       -------
    Total income (loss) from
      operations                     $ 1.112       $ 0.642       $ 0.527       $(0.477)       $ 1.480       $ 0.108
                                     -------       -------       -------       -------        -------       -------
Less distributions:
  From net investment income         $(0.482)      $(0.492)      $(0.494)      $(0.403)       $(0.484)      $(0.026)
  In excess of net investment
    income(5)                            --            --         (0.023)       (0.070)        (0.096)       (0.022)
                                     -------       -------       -------       -------        -------       -------
    Total distributions              $(0.482)      $(0.492)      $(0.517)      $(0.473)       $(0.580)      $(0.048)
                                     -------       -------       -------       -------        -------       -------
Net asset value, end of year         $10.800       $10.170       $10.020       $10.010        $10.960       $10.060
                                     =======       =======       =======       =======        =======       =======

Total Return(3)                       11.26%         6.46%         5.58%       (4.46)%         15.52%         0.60%

Ratios/Supplemental Data*:
  Net assets, end of year (000
    omitted)                         $40,786       $42,972       $43,900       $42,085        $24,847      $  2,464
  Ratio of net expenses to
    average daily net assets(1)(4)     1.53%         1.49%         1.28%         1.09%+         1.00%         1.00%+
  Ratio of net expenses to
    average daily net assets
    after custodian fee
    reduction(1)                       1.49%         1.45%       --            --             --            --
  Ratio of net investment
    income to average daily net
    assets                             4.75%         4.69%         5.03%         4.59%+         4.49%         2.26%+

Portfolio Turnover(2)                   --            --            --            --               3%            0%

* For the periods indicated, the operating expenses of the Colorado Fund reflect an allocation of expenses to the
  Administrator and/or the Investment Adviser. Had such actions not been taken, net investment income per share and the ratios would have been as follows:

 Net investment income per share                   $ 0.478       $ 0.479       $ 0.373        $ 0.387       $ 0.011
                                                   =======       =======       =======        =======       =======

Ratios (As a percentage of average daily net assets):
    Expenses(1)(4)                                   1.51%         1.43%         1.42%+         1.90%         2.34%+
    Expenses after custodian
      fee reduction(1)(4)                            1.46%       --            --             --            --
    Net investment income                            4.67%         4.88%         4.26%+         3.60%         0.92%+

                                                                                         (See footnotes on page 11.)


                                                          Connecticut Fund (Class B)
                            ---------------------------------------------------------------------------------------
                                                                                                 Year Ended
                                                Year Ended July 31,                            September 30,
                            ---------------------------------------------------------    --------------------------
                                  1997           1996           1995           1994**          1993         1992++
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
  of year                       $ 10.120       $  9.970       $ 10.050       $ 11.030        $ 10.270       $10.000
                                --------       --------       --------       --------        --------       -------
Income (loss) from operations:
  Net investment income         $  0.453       $  0.452       $  0.465       $  0.388        $  0.471      $  0.192
  Net realized and
    unrealized gain (loss)
    on investments                 0.450          0.169         (0.037)        (0.883)          0.885         0.331+++
                                --------       --------       --------       --------        --------       -------
    Total income (loss)
      from operations           $  0.903       $  0.621       $  0.428       $ (0.495)       $  1.356      $  0.523
                                --------       --------       --------       --------        --------       -------
Less distributions:
  From net investment
    income                      $ (0.453)      $ (0.452)      $ (0.465)      $ (0.388)       $ (0.471)     $ (0.192)
  In excess of net
    investment income(5)             --          (0.019)        (0.043)        (0.079)         (0.120)       (0.061)
  From net realized gain
    on investment transactions       --             --             --          (0.018)         (0.005)          --
                                --------       --------       --------       --------        --------       -------
    Total distributions         $ (0.453)      $ (0.471)      $ (0.508)      $ (0.485)       $ (0.596)      $(0.253)
                                --------       --------       --------       --------        --------       -------
Net asset value, end of
  year                          $ 10.570       $ 10.120       $  9.970       $ 10.050        $ 11.030       $10.270
                                ========       ========       ========       ========        ========       =======

Total Return(3)                    9.17%          6.30%          4.55%        (4.61)%          13.62%         5.00%

Ratios/Supplemental Data*:
  Net assets, end of year
    (000 omitted)               $171,634       $181,608       $188,900       $188,453        $160,790       $50,031
  Ratio of net expenses to
    average daily net
    assets(1)(4)                   1.60%          1.58%          1.55%          1.43%+          1.56%         1.35%+
  Ratio of net expenses to
    average daily net
    assets after custodian
    fee reduction(1)               1.60%          1.57%            --             --              --            --
  Ratio of net investment
    income to average
    daily net assets               4.45%          4.45%          4.77%          4.42%+          4.33%         4.13%+

Portfolio Turnover(2)               --             --             --             --               14%           16%

* For the period indicated, the operating expenses of the Connecticut Fund reflect an allocation of expenses to the
  Administrator and/or the Investment Adviser. Had such actions not been taken, net investment income per share and the ratios would have been as follows:

 Net investment income per
   share                                                                                                    $ 0.184
                                                                                                            =======
Ratios (As a percentage of average daily net assets):
   Expenses(1)(4)                                                                                             1.52%+
   Net investment income                                                                                      3.96%+

                                                   (See footnotes on page 11.)


                                                                  Michigan Fund (Class B)
                   ------------------------------------------------------------------------------------------------------
                                       Year Ended July 31,                                   Year Ended September 30,
                   ---------------------------------------------------------    -----------------------------------------
                       1997           1996           1995           1994**          1993           1992         1991++
-------------------------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of year    $ 10.420       $ 10.250       $ 10.210       $ 11.110        $ 10.570       $ 10.220       $10.000
                       --------       --------       --------       --------        --------       --------       -------
Income (loss) from operations:
  Net investment
    income             $  0.460       $  0.464       $  0.486       $  0.398        $  0.480       $  0.499      $  0.247
  Net realized and
    unrealized
    gain (loss) on
    investments           0.454          0.195          0.059         (0.794)          0.745          0.507         0.267
                       --------       --------       --------       --------        --------       --------       -------
    Total income
      (loss) from
      operations       $  0.914       $  0.659       $  0.545       $ (0.396)       $  1.225       $  1.006       $ 0.514
                       --------       --------       --------       --------        --------       --------       -------
Less distributions:
  From net investment
     income            $ (0.462)      $ (0.481)      $ (0.486)      $ (0.398)       $ (0.480)      $ (0.499)      $(0.247)
  In excess of
    net investment
    income(5)            (0.002)        (0.008)        (0.019)        (0.062)         (0.114)        (0.144)       (0.047)
  From net
    realized gain on
    investment
    transactions            --             --             --          (0.028)         (0.058)        (0.013)          --
  In excess of
    net realized
    gain on
    investment
    transactions            --             --             --          (0.016)         (0.033)           --            --
                       --------       --------       --------       --------        --------       --------       -------
    Total
      distributions    $ (0.464)      $ (0.489)      $ (0.505)      $ (0.504)       $ (0.685)      $ (0.656)      $(0.294)
                       --------       --------       --------       --------        --------       --------       -------

Net asset value,
  end of year          $ 10.870       $ 10.420       $ 10.250       $ 10.210        $ 11.110       $ 10.570       $10.220
                       ========       ========       ========       ========        ========       ========       =======

Total Return(3)           9.01%          6.50%          5.61%        (3.66)%          12.06%         10.13%         4.98%

    Ratios/Supplemental Data*:
  Net assets, end
    of year (000
    omitted)           $148,542       $171,067       $186,363       $197,082        $188,290       $107,034       $31,222
  Ratio of net
    expenses to
    average daily
    net assets(1)(4)      1.60%          1.61%          1.51%          1.49%+          1.54%          1.61%         1.29%+
  Ratio of net
    expenses to
    average daily
    net assets
    after
    custodian fee
    reduction(1)          1.58%          1.60%           --             --              --             --            --
  Ratio of net
    investment
    income to
    average daily
    net assets            4.40%          4.44%          4.84%          4.49%+          4.40%          4.65%         5.12%+

Portfolio
  Turnover(2)              --             --             --             --               28%            72%            5%

* For the period indicated, the operating expenses of the Michigan Fund reflect an allocation of expenses to the
  Administrator and/or the Investment Adviser. Had such actions not been taken, net investment income per share and the ratios would have been as follows:

 Net investment
   income per share                                                                                              $  0.229
                                                                                                                 ========
Ratios (As a percentage of average daily net assets):
    Expenses(1)(4)                                                                                                  1.66%+
    Net investment income                                                                                           4.75%+

                                                                                        (See footnotes on page 11.)


                                                             Minnesota Fund (Class B)
                         ------------------------------------------------------------------------------------------------
                                           Year Ended July 31,                           Year Ended September 30,
                         -----------------------------------------------------    ---------------------------------------
                             1997          1996          1995         1994**          1993          1992        1991++
-------------------------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of year          $10.070       $ 9.950       $10.040       $10.910        $10.310       $10.080      $ 10.000
                             -------       -------       -------       -------        -------       -------      --------

Income (loss) from operations:
  Net investment income      $ 0.466       $ 0.468       $ 0.470       $ 0.383        $ 0.473       $ 0.505      $  0.051
  Net realized and
    unrealized gain
    (loss) on
    investments                0.415         0.123        (0.053)       (0.788)         0.749         0.361         0.129+++
                             -------       -------       -------       -------        -------       -------      --------
    Total income (loss)
      from operations        $ 0.881       $ 0.591       $ 0.417       $(0.405)       $ 1.222       $ 0.866      $  0.180
                             -------       -------       -------       -------        -------       -------      --------
Less distributions:
  From net investment
    income                   $(0.461)      $(0.468)      $(0.470)      $(0.383)       $(0.473)      $(0.505)     $ (0.051)
  In excess of net
    investment income(5)         --         (0.003)       (0.037)       (0.073)        (0.125)       (0.131)       (0.049)
  From net realized
    gain on investment
    transactions                 --           --            --          (0.009)       --            --            --
  In excess of net
    realized gain on
    investment
    transactions              --           --            --            --              (0.024)      --            --
                             -------       -------       -------       -------        -------       -------      --------
    Total distributions      $(0.461)      $(0.471)      $(0.507)      $(0.465)       $(0.622)      $(0.636)     $ (0.100)
                             -------       -------       -------       -------        -------       -------      --------
Net asset value, end of
  year                       $10.490       $10.070       $ 9.950       $10.040        $10.910       $10.310       $10.080
                             =======       =======       =======       =======        =======       =======       =======

Total Return(3)                9.01%         6.00%         4.41%       (3.81)%         12.28%         8.82%         1.56%

    Ratios/Supplemental Data*:
  Net assets, end of
    year (000 omitted)       $67,781       $74,374       $78,970       $79,223        $68,004       $26,670      $  2,467
  Ratio of net expenses
    to average daily
    net assets(1)(4)           1.58%         1.56%         1.52%         1.54%+         1.59%         1.42%         1.71%+
  Ratio of net expenses
    to average daily
    net assets after
    custodian fee
    reduction(1)               1.55%         1.54%           --            --             --            --            --
  Ratio of net
    investment income
    to average daily
    net assets                 4.62%         4.63%         4.80%         4.38%+         4.38%        4.74%          2.59%+

Portfolio Turnover(2)            --            --            --            --             16%           25%            3%

* For the periods indicated, the operating expenses of the Minnesota Fund reflect an allocation of expenses to the
  Administrator and/or the Investment Adviser. Had such actions not been taken, net investment income per share and the ratios would have been as follows:

 Net investment income
    per share                                                                         $ 0.472       $ 0.438       $ 0.031
                                                                                      =======       =======       =======
Ratios (As a percentage of average daily net assets):
    Expenses(1)(4)                                                                      1.61%         2.05%         2.72%+
    Net investment income                                                               4.37%         4.11%         1.58%+

                                                                                        (See footnotes on page 11.)


                                                                New Jersey Fund (Class B)
                 ------------------------------------------------------------------------------------------------------
                                     Year Ended July 31,                              Year Ended September 30,
                 ---------------------------------------------------------    -----------------------------------------
                     1997           1996           1995           1994**          1993           1992         1991++
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of
  year               $ 10.440       $ 10.360       $ 10.410       $ 11.350        $ 10.680       $ 10.380       $10.000
                     --------       --------       --------       --------        --------       --------       -------
Income (loss) from operations:
  Net investment
    income           $  0.506       $  0.505       $  0.505       $  0.421        $  0.514       $  0.516      $  0.363
  Net realized and
    unrealized
    gain (loss)
    on investments      0.493          0.084         (0.009)        (0.836)          0.841          0.452         0.487+++
                     --------       --------       --------       --------        --------       --------       -------
    Total income
      (loss) from
      operations     $  0.999       $  0.589       $  0.496       $ (0.415)       $  1.355       $  0.968       $ 0.850
                     --------       --------       --------       --------        --------       --------       -------
Less distributions:
  From net
    investment
    income           $ (0.499)      $ (0.505)      $ (0.505)      $ (0.421)       $ (0.514)      $ (0.516)      $(0.363)
  In excess of net
    investment
    income(5)             --          (0.004)        (0.035)        (0.075)         (0.112)        (0.124)       (0.107)
  From net
    realized gain
    on investment
    transactions          --             --             --          (0.029)         (0.059)        (0.028)      --
  In excess of
    net realized
    gain on
    investment
    transactions          --             --          (0.006)           --              --             --            --
                     --------       --------       --------       --------        --------       --------       -------
    Total
      distributions  $ (0.499)      $ (0.509)      $ (0.546)      $ (0.525)       $ (0.685)      $ (0.668)      $(0.470)
                     --------       --------       --------       --------        --------       --------       -------
Net asset value,
  end of year        $ 10.940       $ 10.440       $ 10.360       $ 10.410        $ 11.350       $ 10.680       $10.380
                     ========       ========       ========       ========        ========       ========       =======

Total Return(3)         9.85%          5.74%          5.04%        (3.77)%          13.15%          9.64%         8.47%

    Ratios/Supplemental Data:
  Net assets, end
    of year (000
    omitted)         $345,080       $378,649       $404,861       $420,117        $395,421       $235,324       $99,590
  Ratio of net
    expenses to
    average daily
    net assets(1)
    (4)                 1.59%          1.57%          1.53%          1.48%+          1.56%          1.63%         1.78%+
  Ratio of net
    expenses to
    average daily
    net assets
    after
    custodian fee
    reduction(1)        1.57%          1.56%        --             --              --             --            --
  Ratio of net
    investment
    income to
    average daily
    net assets          4.82%          4.80%          4.97%          4.64%+          4.66%          4.83%         4.82%+

Portfolio
  Turnover(2)            --             --             --             --               20%            74%           68%

                                                                                        (See footnotes on page 11.)


                                                               Pennsylvania Fund (Class B)
                 ----------------------------------------------------------------------------------------------------------
                                      Year Ended July 31,                                 Year Ended September 30,
                 ------------------------------------------------------------    ------------------------------------------
                       1997           1996           1995             1994**           1993           1992          1991++
---------------------------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of year  $ 10.430       $ 10.320       $ 10.340          $ 11.310        $ 10.650       $ 10.350       $ 10.000
                     --------       --------       --------          --------        --------       --------       --------
Income (loss) from operations:
  Net investment
    income           $  0.522       $  0.512       $  0.507          $  0.422        $  0.520       $  0.531       $  0.378
  Net realized and
    unrealized
    gain (loss)
    on investments      0.458          0.108          0.004+++         (0.841)          0.794          0.430          0.466+++
                     --------       --------       --------          --------        --------       --------       --------
    Total income
      (loss) from
      operations     $  0.980       $  0.620       $  0.511         $  (0.419)       $  1.314       $  0.961       $  0.844
                     --------       --------       --------          --------        --------       --------       --------
Less distributions:
  From net
    investment
    income           $ (0.510)      $ (0.510)      $ (0.507)         $ (0.422)       $ (0.520)      $ (0.531)      $ (0.378)
                     --------       --------       --------          --------        --------       --------       --------
  In excess of net
    investment
    income(5)             --             --          (0.024)           (0.069)         (0.115)        (0.130)        (0.116)
  From net
    realized
    gain on
    investment
    transactions          --             --             --             (0.042)         (0.019)           --             --
  In excess
    of net
    realized
    gain on
    investment
    transactions          --             --             --             (0.018)            --             --             --
                     --------       --------       --------          --------        --------       --------       --------
    Total
      distributions  $ (0.510)      $ (0.510)      $ (0.531)         $ (0.551)       $ (0.654)      $ (0.661)      $ (0.494)
                     --------       --------       --------          --------        --------       --------       --------

Net asset value,
  end of year        $ 10.900       $ 10.430       $ 10.320         $  10.340        $ 11.310       $ 10.650       $ 10.350
                     ========       ========       ========         =========        ========       ========       ========

Total Return(3)         9.66%          6.08%          5.24%           (3.84)%          12.76%          9.56%          8.37%

Ratios/Supplemental Data*:
  Net assets,
    end of year
    (000 omitted)    $395,974       $441,104       $495,856          $530,115        $499,601       $280,193       $100,211
  Ratio of net
    expenses
    to average
    daily net
    assets(1)(4)        1.61%          1.58%          1.51%             1.46%+          1.56%          1.64%          1.56%+
  Ratio of net
    expenses to
    average daily
    net assets after
    custodian fee
    reduction(1)        1.56%          1.54%           --                --              --             --             --
  Ratio of net
    investment
    income to
    average daily
    net assets          4.93%          4.89%          5.04%             4.68%+          4.70%          4.92%          4.93%+

Portfolio
  Turnover(2)             --             --             --                --               6%            15%             2%

* For the period indicated, the operating expenses of the Pennsylvania Fund reflect an allocation of expenses to the
  Administrator and/or the Investment Adviser. Had such actions not been taken, net investment income per share and the ratios would have been as follows:

 Net investment
   income per share                                                                                                $  0.375
                                                                                                                   ========
Ratios (As a percentage of average daily net assets):
   Expenses(1)(4)                                                                                                     1.60%+
   Net investment
     income                                                                                                           4.89%+

                                                                                        (See footnotes on page 11.)


                                                                    Texas Fund (Class B)
                                 ----------------------------------------------------------------------------------
                                                                                                 Year Ended
                                                   Year Ended July 31,                          September 30,
                                 -----------------------------------------------------    -------------------------
                                     1997          1996          1995         1994**          1993        1992++
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  year                               $10.440       $10.280       $10.210       $11.110        $10.450      $ 10.000
                                     -------       -------       -------       -------        -------      --------
Income (loss) from operations:
  Net investment income              $ 0.489       $ 0.492       $ 0.532       $ 0.436        $ 0.515      $  0.255
  Net realized and unrealized
    gain (loss) on investments         0.526         0.177         0.084        (0.824)         0.787         0.516
                                     -------       -------       -------       -------        -------      --------
    Total income (loss) from
      operations                     $ 1.015       $ 0.669       $ 0.616       $(0.388)       $ 1.302      $  0.771
                                     -------       -------       -------       -------        -------      --------
Less distributions:
  From net investment income         $(0.495)      $(0.509)      $(0.532)      $(0.436)       $(0.515)     $ (0.255)
  In excess of net investment
    income(5)                            --            --         (0.014)       (0.076)        (0.106)       (0.066)
  In excess of net realized
    gain on investment
    transactions                         --            --            --            --          (0.021)          --
                                     -------       -------       -------       -------        -------      --------
    Total distributions              $(0.495)      $(0.509)      $(0.546)      $(0.512)       $(0.642)     $ (0.321)
                                     -------       -------       -------       -------        -------      --------
Net asset value, end of year         $10.960       $10.440       $10.280       $10.210        $11.110       $10.450
                                     =======       =======       =======       =======        =======       =======

Total Return(3)                       10.00%         6.60%         6.36%       (3.65)%         12.90%         7.51%

Ratios/Supplemental Data*:
  Net assets, end of year (000
    omitted)                         $21,283       $23,996       $27,762       $26,677        $16,338      $  4,020
  Ratio of net expenses to
    average daily net assets(1)(4)     1.57%         1.43%         0.99%         0.82%+         1.06%         1.00%+
  Ratio of net expenses to
    average daily net assets
    after custodian fee
    reduction(1)                       1.55%         1.39%       --            --             --            --
  Ratio of net investment
    income to average daily net
    assets                             4.61%         4.70%         5.29%         4.81%+         4.67%         4.61%+

Portfolio Turnover(2)                   --            --            --            --               7%           11%

* For the periods indicated, the operating expenses of the Texas Fund reflect an allocation of expenses to the
  Administrator and/or the Investment Adviser. Had such actions not been taken, net investment income per share and the ratios would have been as follows:

 Net investment income per
   share                                           $ 0.482       $ 0.487       $ 0.359        $ 0.350       $ 0.180
                                                   =======       =======       =======        =======       =======
Ratios (As a percentage of average daily net assets):
   Expenses(1)(4)                                    1.53%         1.44%         1.67%+         2.55%         2.35%+
   Expenses after custodian fee
     reduction(1)(4)                                 1.49%          --            --             --            --
    Net investment income                            4.60%         4.84%         3.96%+         3.18%         3.26%+

 ** For the ten months ended July 31, 1994.
  + Annualized.
 ++ For the period from the start of business, July 25, 1991, July 29, 1991 and April 19, 1991, to September 30,
    1991 for the Arizon a, Minnesota and Michigan Funds, respectively, and for the period from the start of business, August 25, 1992, May 1, 1992 and Marc h 24, 1992, to September 30, 1992 for the Colorado, Connecticut
    and Texas Funds, respectively, and for the period from the start of bu siness, January 8, 1991, to September
    30, 1991 for the New Jersey and Pennsylvania Funds.
+++ The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of s ales of the Fund shares and the amount of per share realized and unrealized gains and losses at such time.
(1) Includes the Fund's share of its corresponding Portfolio's allocated expenses subsequent to February 1, 1993.
(2) Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to a Portfolio is shown in the Portfolio's financial statements which are included in the Fund's annual report.
(3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is computed on a non-annualized basis.
(4) The expense ratios for the year ended July 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding
    Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
(5) The Funds have followed the Statement of Position (SOP) 93-2: Determination, Disclosure and Financial Statement
    Presentation of Income, Capital Gain, and Return of Capital Distribution by Investment Companies. The SOP
    requires that differences in the recognition or classification of income between the financial statements and tax earnings and profits that result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gai ns.

THE FUNDS' INVESTMENT OBJECTIVES
The investment objective of each Fund is set forth below. Each Fund currently seeks to meet its investment objective by investing its assets in a separate corresponding open-end management investment company (a "Portfolio"). Each Portfolio invests primarily in municipal obligations (as described below) which are rated at least investment grade by a major rating agency or, if unrated, determined to be of at least investment grade quality by the Investment Adviser. Each Portfolio has the same investment objective as its corresponding Fund.

EATON VANCE ARIZONA MUNICIPALS FUND (the "Arizona Fund") seeks to provide current income exempt from regular federal income tax and Arizona State personal income taxes. The Arizona Fund seeks to meet its objective by investing its assets in the Arizona Municipals Portfolio (the "Arizona Portfolio").

EATON VANCE COLORADO MUNICIPALS FUND (the "Colorado Fund") seeks to provide current income exempt from regular federal income tax and Colorado State personal income taxes. The Colorado Fund seeks to meet its objective by investing its assets in the Colorado Municipals Portfolio (the "Colorado Portfolio").

EATON VANCE CONNECTICUT MUNICIPALS FUND (the "Connecticut Fund") seeks to provide current income exempt from regular federal income tax and Connecticut State personal income taxes. The Connecticut Fund seeks to meet its objective by investing its assets in the Connecticut Municipals Portfolio (the "Connecticut Portfolio").

EATON VANCE MICHIGAN MUNICIPALS FUND (the "Michigan Fund") seeks to provide current income exempt from regular federal income tax and Michigan State and City income and single business taxes in the form of an investment exempt from Michigan intangibles tax. The Michigan Fund seeks to meet its objective by investing its assets in the Michigan Municipals Portfolio (the "Michigan Portfolio").

EATON VANCE MINNESOTA MUNICIPALS FUND (the "Minnesota Fund") seeks to provide current income exempt from regular federal income tax and regular Minnesota State personal income taxes. The Minnesota Fund seeks to meet its objective by investing its assets in the Minnesota Municipals Portfolio (the "Minnesota Portfolio").

EATON VANCE NEW JERSEY MUNICIPALS FUND (the "New Jersey Fund") seeks to provide current income exempt from regular federal income tax and New Jersey State personal income taxes. The New Jersey Fund seeks to meet its objective by investing its assets in the New Jersey Municipals Porfolio (the "New Jersey Portfolio").

EATON VANCE PENNSYLVANIA MUNICIPALS FUND (the "Pennsylvania Fund") seeks to provide current income exempt from regular federal income tax and Pennsylvania State and local taxes in the form of an investment exempt from Pennsylvania personal property taxes. The Pennsylvania Fund seeks to meet its objective by investing its assets in the Pennsylvania Municipals Portfolio (the "Pennsylvania Portfolio").

EATON VANCE TEXAS MUNICIPALS FUND (the "Texas Fund") seeks to provide current income exempt from regular federal income taxes. The Texas Fund seeks to meet its objective by investing its assets in the Texas Municipals Portfolio (the "Texas Portfolio"). The State of Texas does not impose a State income tax on individuals.

INVESTMENT POLICIES AND RISKS
EACH FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING EITHER DIRECTLY OR INDIRECTLY THROUGH ANOTHER OPEN-END MANAGEMENT INVESTMENT COMPANY PRIMARILY (I.E., AT LEAST 80% OF ITS NET ASSETS DURING PERIODS OF NORMAL MARKET CONDITIONS) IN MUNICIPAL OBLIGATIONS, THE INTEREST ON WHICH IS EXEMPT FROM REGULAR FEDERAL INCOME TAX AND FROM THE STATE TAXES WHICH, IN ACCORDANCE WITH THE FUND'S INVESTMENT OBJECTIVE, THE FUND SEEKS TO AVOID. The foregoing policy is a fundamental policy of each Fund and its corresponding Portfolio, which may not be changed unless authorized by a vote of the Fund's shareholders or that Portfolio's investors, as the case may be.

At least 75% of the net assets of each Portfolio will normally be invested in obligations rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by either Standard & Poor's Ratings Group ("S&P") or Fitch Investors Service, Inc. ("Fitch")) or, if unrated, determined by the Investment Adviser to be of at least investment grade quality. The balance of each Portfolio's net assets may be invested in municipal obligations rated below investment grade (but not lower than B by Moody's, S&P or Fitch) and unrated municipal obligations considered to be of comparable quality by the Investment Adviser. Municipal obligations rated Baa or BBB may have speculative characteristics. Also, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher rated obligations. Securities rated below Baa or BBB are commonly known as "junk bonds". A Portfolio may retain an obligation whose rating drops below B after its acquisition if such retention is considered desirable by the Investment Adviser. See "Additional Risk Considerations". For a description of municipal obligation ratings, see the Statement of Additional Information.

MUNICIPAL OBLIGATIONS. Municipal obligations include bonds, notes and commercial paper issued by a municipality for a wide variety of both public and private purposes, the interest on which is, in the opinion of bond counsel, exempt from regular federal income tax. Public purpose municipal bonds include general obligation and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility, or from the proceeds of a specific revenue source. Some revenue bonds are payable solely or partly from funds which are subject to annual appropriations by a State's legislature. Municipal notes include bond anticipation, tax anticipation and revenue anticipation notes. Bond, tax and revenue anticipation notes are short-term obligations that will be retired with the proceeds of an anticipated bond issue, tax revenue or facility revenue, respectively. Under normal market conditions, a Portfolio will invest at least 65% of its total assets in obligations issued by its respective State or its political subdivisions.

Interest income from certain types of municipal obligations may be subject to the federal alternative minimum tax (the "AMT") for individual investors. As at July 31, 1997, the Portfolios had invested in such obligations as follows (as a percentage of net assets): Arizona Portfolio (10.1%); Colorado Portfolio (26.1%); Connecticut Portfolio (19.8%); Michigan Portfolio (7.9%); Minnesota Portfolio (17.2%); New Jersey Portfolio (23.6%); Pennsylvania Portfolio (25.1%); and Texas Portfolio (33.2%). Distributions to corporate investors of certain interest income may also be subject to the AMT. The Funds may not be suitable for investors subject to the AMT.

FOR MINNESOTA INVESTORS. The Minnesota Portfolio intends to invest its assets so as to comply with the requirement that, in order for exempt interest dividends that are derived from interest income from specified Minnesota sources to be exempt from regular Minnesota State personal income taxes, 95% or more of the exempt interest dividends that are paid to all shareholders by the Minnesota Fund must be derived from such specified Minnesota sources. Although the Minnesota Portfolio has a policy of investing at least 65% of its total assets in obligations issued by Minnesota and its political subdivisions, it will generally invest at least 95% or more of its total assets in such obligations.

For corporate shareholders of the Minnesota Fund, exempt interest dividends attributable to interest on all municipal obligations (whenever issued) eligible for exemption from regular Minnesota personal income taxes are included in taxable income and in alternative minimum taxable income for purposes of determining the Minnesota franchise tax imposed on corporations subject to Minnesota taxation.

CONCENTRATION. Each Portfolio will concentrate its investments in municipal obligations issued by its respective State and that State's political subdivisions. Each Portfolio is, therefore, more susceptible to factors adversely affecting issuers in one State than mutual funds which do not concentrate in a specific State. Municipal obligations of issuers in a single State may be adversely effected by economic developments (including insolvency of an issuer) and by legislation and other governmental activities in that State. Municipal obligations that rely on an annual appropriation of funds by a State's legislature for payment are also subject to the risk that the legislature will not appropriate the necessary amounts or take other action needed to permit the issuer of such obligations to make required payments. To the extent that a Portfolio's assets are concentrated in municipal obligations of issuers of a single State, that Portfolio may be subject to an increased risk of loss. Each Portfolio may also invest in obligations issued by the governments of Puerto Rico, the U.S. Virgin Islands and Guam. See the Appendix to this Prospectus for a description of some of the economic and other factors relating to the States and Puerto Rico.

In addition, each Portfolio may invest 25% or more of its total assets in municipal obligations of the same type, including, without limitation, the following: lease rental obligations of State and local authorities; obligations dependent on annual appropriations by a State's legislature for payment; obligations of State and local housing finance authorities, municipal utilities systems or public housing authorities; obligations of hospitals or life care facilities; or industrial development or pollution control bonds issued for electric utility systems, steel companies, paper companies or other purposes. This may make a Portfolio more susceptible to adverse economic, political, or regulatory occurrences affecting a particular category of issuer. For example, health care-related issuers are susceptible to medicaid reimbursement policies, and national and State health care legislation. As a Portfolio's concentration increases, so does the potential for fluctuation in the value of the corresponding Fund's shares.

NON-DIVERSIFIED STATUS. As "non-diversified" investment companies, each Portfolio may invest, with respect to 50% of its total assets, more than 5% (but not more than 25%) of its total assets in the securities of any issuer. A Portfolio is likely to invest a greater percentage of its assets in the securities of a single issuer than would a diversified fund. Therefore, a Portfolio is more susceptible to any single adverse economic or political occurrence or development affecting issuers of the relevant State's municipal obligations.

OTHER INVESTMENT PRACTICES
Each Portfolio may engage in the following investment practices, some of which may be considered to involve "derivative" instruments because they derive their value from another instrument, security or index. In addition, each Portfolio may temporarily borrow up to 5% of the value of its total assets to satisfy redemption requests or settle securities transactions.

WHEN-ISSUED SECURITIES. Each Portfolio may purchase securities on a "when-issued" basis, which means that payment and delivery occur on a future settlement date. The price and yield of such securities are generally fixed on the date of commitment to purchase. However, the market value of the securities may fluctuate prior to delivery and upon delivery the securities may be worth more or less than a Portfolio agreed to pay for them. Each Portfolio may also purchase instruments that give the Portfolio the option to purchase a municipal obligation when and if issued.

INVERSE FLOATERS. Each Portfolio may invest in municipal securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index ("inverse floaters"). An investment in inverse floaters may involve greater risk than an investment in a fixed rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed rate bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to a Portfolio when short-term interest rates rise, and increase the interest paid to the Portfolio when short-term interest rates fall. Inverse floaters have varying degrees of liquidity, and the market for these securities is new and relatively volatile. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline. Shifts in long-term interest rates may, however, alter this tendency. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time. Inverse floaters are leveraged because they provide two or more dollars of bond market exposure for every dollar invested.

FUTURES TRANSACTIONS. Each Portfolio may purchase and sell various kinds of financial futures contracts and options thereon to hedge against changes in interest rates. Futures contracts may be based on various debt securities (such as U.S. Government securities and municipal obligations) and securities indices (such as the Municipal Bond Index traded on the Chicago Board of Trade). Such transactions involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, which may exceed a Portfolio's initial investment in these contracts. A Portfolio may not purchase or sell futures contracts or related options, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of margin deposits and premiums paid on the Portfolio's outstanding positions would exceed 5% of the market value of the Portfolio's net assets. These transactions involve transaction costs. There can be no assurance that the Investment Adviser's use of futures will be advantageous to a Portfolio. Distributions by a Fund of any gains realized on its corresponding Portfolio's transactions in futures and options on futures will be taxable.

INSURED OBLIGATIONS. Each Portfolio may purchase municipal bonds that are additionally secured by insurance, bank credit agreements, or escrow accounts. The credit quality of companies which provide such credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce a Fund's current yield. Insurance generally will be obtained from insurers with a claims-paying ability rated Aaa by Moody's or AAA by S&P or Fitch. The insurance does not guarantee the market value of the insured obligations or the net asset value of a Fund's shares.

ADDITIONAL RISK CONSIDERATIONS
Many municipal obligations offering current income are rated investment grade or below (Baa or BBB or lower) or are unrated. As indicated above, each Portfolio may invest in municipal obligations rated below investment grade (but not lower than B by Moody's, S&P or Fitch) and comparable unrated obligations. Municipal obligations rated investment grade or below and comparable unrated municipal obligations in which a Portfolio may invest will have speculative characteristics in varying degrees. While such obligations may have some quality and protective characteristics, these characteristics can be expected to be offset or outweighed by uncertainties or major risk exposures to adverse conditions. Lower rated and comparable unrated municipal obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to greater price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated municipal obligations are also more likely to react to real or perceived developments affecting market and credit risk than are more highly rated obligations, which react primarily to movements in the general level of interest rates. The Investment Adviser seeks to minimize the risks of investing in below investment grade securities through professional investment analysis and attention to current developments in interest rates and economic conditions. When a Portfolio invests in lower rated or unrated municipal obligations, the achievement of the Portfolio's goals is more dependent on the Investment Adviser's ability than would be the case if the Portfolio were investing in municipal obligations in the higher rating categories.

Municipal obligations held by a Portfolio which are rated below investment grade but which, subsequent to the assignment of such rating, are backed by escrow accounts containing U.S. Government obligations may be determined by the Investment Adviser to be of investment grade quality for purposes of the Portfolio's investment policies. A Portfolio may retain in its portfolio an obligation whose rating drops below B after its acquisition, including defaulted obligations, if such retention is considered desirable by the Investment Adviser; provided, however, that holdings of obligations rated below Baa or BBB will be less than 35% of net assets. In the event the rating of an obligation held by a Portfolio is downgraded, causing the Portfolio to exceed this limitation, the Investment Adviser will (in an orderly fashion within a reasonable period of time) dispose of such obligations as it deems necessary in order to comply with the Portfolio's credit quality limitations. In the case of a defaulted obligation, a Portfolio may incur additional expense seeking recovery of its investment.

The net asset value of shares will change in response to fluctuations in prevailing interest rates and changes in the value of the securities held by its corresponding Portfolio. When interest rates decline, the value of securities held by a Portfolio can be expected to rise. Conversely, when interest rates rise, the value of most portfolio security holdings can be expected to decline. Changes in the credit quality of the issuers of municipal obligations held by a Portfolio will affect the principal value of (and possibly the income earned on) such obligations. In addition, the values of such securities are affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of a security and in the ability of the issuer to make payments of principal and interest may also affect the value of a Portfolio's investments. The amount of information about the financial condition of an issuer of municipal obligations may not be as extensive as that made available by corporations whose securities are publicly traded. An investment in shares of a Fund will not constitute a complete investment program.

At times, a substantial portion of the Portfolio's assets may be invested in securities as to which the Portfolio, by itself or together with other accounts managed by the Investment Adviser and its affiliates, holds a major portion or all of such securities. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Portfolio could find it more difficult to sell such securities when the Investment Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Portfolio's net asset value.

The secondary market for some municipal obligations issued within a State (including issues which are privately placed with a Portfolio) is less liquid than that for taxable debt obligations or other more widely traded municipal obligations. No Portfolio will invest in illiquid securities if more than 15% of its net assets would be invested in securities that are not readily marketable. No established resale market exists for certain of the municipal obligations in which a Portfolio may invest. The market for obligations rated below investment grade is also likely to be less liquid than the market for higher rated obligations. As a result, a Portfolio may be unable to dispose of these municipal obligations at times when it would otherwise wish to do so at the prices at which they are valued.

Certain securities held by the Portfolio may permit the issuer at its option to "call", or redeem, its securities. If an issuer redeems securities held by the Portfolio during a time of declining interest rates, the Portfolio may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Some of the securities in which a Portfolio invests may include so-called "zero-coupon" bonds, whose values are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Each Portfolio is required to accrue income from zero- coupon bonds on a current basis, even though it does not receive that income currently in cash and each Fund is required to distribute its share of the Portfolio's income for each taxable year. Thus, a Portfolio may have to sell other investments to obtain cash needed to make income distributions.

Each Portfolio may invest in municipal leases, and participations in municipal leases. The obligation of the issuer to meet its obligations under such leases is often subject to the appropriation by the appropriate legislative body, on an annual or other basis, of funds for the payment of the obligations. Investments in municipal leases are thus subject to the risk that the legislative body will not make the necessary appropriation and the issuer will not otherwise be willing or able to meet its obligation.

EACH FUND AND PORTFOLIO HAVE ADOPTED CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS WHICH ARE ENUMERATED IN DETAIL IN THE STATEMENT OF ADDITIONAL INFORMATION AND WHICH MAY NOT BE CHANGED UNLESS AUTHORIZED BY A SHAREHOLDER VOTE AND AN INVESTOR VOTE, RESPECTIVELY. EXCEPT FOR SUCH ENUMERATED RESTRICTIONS AND AS OTHERWISE INDICATED IN THIS PROSPECTUS, THE INVESTMENT OBJECTIVE AND POLICIES OF EACH FUND AND PORTFOLIO ARE NOT FUNDAMENTAL POLICIES AND ACCORDINGLY MAY BE CHANGED BY THE TRUSTEES OF THE TRUST AND THE PORTFOLIO WITHOUT OBTAINING THE APPROVAL OF A FUND'S SHAREHOLDERS OR THE INVESTORS IN THE CORRESPONDING PORTFOLIO, AS THE CASE MAY BE.

ORGANIZATION OF THE FUNDS AND THE PORTFOLIOS
EACH FUND IS A NON-DIVERSIFIED SERIES OF EATON VANCE MUNICIPALS TRUST, A BUSINESS TRUST ESTABLISHED UNDER MASSACHUSETTS LAW PURSUANT TO A DECLARATION OF TRUST DATED SEPTEMBER 30, 1985, AS AMENDED. The Trustees of the Trust are responsible for the overall management and supervision of its affairs. The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series (such as the Funds). The Trustees of the Trust have divided the shares of each Fund into multiple classes, including Class A and Class B shares. Each class represents an interest in a Fund, but is subject to different expenses, rights and privileges. See "Distribution and Service Plans" and "How to Buy Shares". The Trustees have the authority under the Declaration of Trust to create additional classes of shares with differing rights and privileges. As a result of a reorganization with separate series of the Trust, the Funds commenced offering Class A and Class B shares on August 1, 1997.

When issued and outstanding, shares are fully paid and nonassessable by the Trust and redeemable as described under "How to Redeem Shares". There are no annual meetings of shareholders, but special meetings may be held as required by law to elect Trustees and consider certain other matters. Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares of a Fund will be voted together except that only shareholders of a particular class may vote on matters affecting only that class. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of a Fund, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders.

The Trustees of the Trust have considered the advantages and disadvantages of investing the assets of each Fund in its corresponding Portfolio, as well as the advantages and disadvantages of the two-tier format. The Trustees believe that the structure offers opportunities for growth in the assets of the Portfolios, may afford the potential for economies of scale for each Fund (at least when the assets of its corresponding Portfolio exceed $500 million) and may over time result in lower expenses for a Fund.

EACH PORTFOLIO IS ORGANIZED AS A TRUST UNDER THE LAWS OF THE STATE OF NEW YORK AND INTENDS TO BE TREATED AS A PARTNERSHIP FOR FEDERAL TAX PURPOSES. In addition to selling an interest to its corresponding Fund, a Portfolio may sell interests to other affiliated and non-affiliated mutual funds or institutional investors. Such investors will invest in a Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in a Portfolio are not required to sell their shares at the same public offering price as the corresponding Fund or class due to variations in sales commissions and other operating expenses. Therefore, these differences may result in differences in returns experienced by investors in the various classes and funds that invest in its corresponding Portfolio. Information regarding other pooled investment entities or funds which invest in a Portfolio may be obtained by contacting the Principal Underwriter, 24 Federal Street, Boston, MA 02110 (617) 482-8260.

Whenever a Fund as an investor in a Portfolio is requested to vote on matters pertaining to the Portfolio (other than the termination of the Portfolio's business, which may be determined by the Trustees of the Portfolio without investor approval), the Fund will hold a meeting of Fund shareholders and will vote its interest in the Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Fund shareholders. A Fund shall vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. Other investors in a Portfolio may alone or collectively acquire sufficient voting interests in the Portfolio to control matters relating to the operation of the Portfolio, which may require the corresponding Fund to withdraw its investment in the Portfolio or take other appropriate action. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, a Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of a Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

A Fund may withdraw (completely redeem) all its assets from its corresponding Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interest of that Fund to do so. In the event a Fund withdraws all of its assets from its corresponding Portfolio, or the Board of Trustees of the Trust determines that the investment objective of such Portfolio is no longer consistent with the investment objective of the Fund, the Trustees would consider what action might be taken, including investing the assets of such Fund in another pooled investment entity or retaining an investment adviser to manage the Fund's assets in accordance with its investment objective. A Fund's investment performance may be affected by a withdrawal of all its assets (or the assets of another investor in the Portfolio) from its corresponding Portfolio.

Although each Fund offers only its own shares of beneficial interest, it is possible that a Fund or class might become liable for a misstatement or omission in this Prospectus regarding another Fund or class because the Funds use this combined Prospectus. The Trustees of the Trust have considered this factor in approving the use of a combined Prospectus.

MANAGEMENT OF THE FUNDS AND THE PORTFOLIOS
EACH PORTFOLIO ENGAGES BOSTON MANAGEMENT AND RESEARCH ("BMR"), A WHOLLY-OWNED SUBSIDIARY OF EATON VANCE MANAGEMENT ("EATON VANCE"), AS ITS INVESTMENT ADVISER. EATON VANCE, ITS AFFILIATES AND ITS PREDECESSOR COMPANIES HAVE BEEN MANAGING ASSETS OF INDIVIDUALS AND INSTITUTIONS SINCE 1924 AND MANAGING INVESTMENT COMPANIES SINCE 1931.

Acting under the general supervision of the Board of Trustees of each Portfolio, BMR manages each Portfolio's investments and affairs. BMR also furnishes for the use of each Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolios. Under its investment advisory agreement with a Portfolio, BMR receives a monthly advisory fee equal to the aggregate of

(a) a daily asset based fee computed by applying the annual asset rate applicable to that portion of the total daily net assets in each Category as indicated below, plus

(b) a daily income based fee computed by applying the daily income rate applicable to that portion of the total daily gross income (which portion shall bear the same relationship to the total daily gross income on such day as that portion of the total daily net assets in the same Category bears to the total daily net assets on such day) in each Category as indicated below:

                                                       Annual        Daily
Category   Daily Net Assets                         Asset Rate     Income Rate
-------------------------------------------------------------------------------
   1       up to $20 million                          0.100%         1.00%
   2       $20 million but less than $40 million      0.200%         2.00%
   3       $40 million but less than $500 million     0.300%         3.00%
   4       $500 million but less than $1 billion      0.275%         2.75%
   5       $1 billion but less than $1.5 billion      0.250%         2.50%
   6       $1.5 billion but less than $2 billion      0.225%         2.25%
   7       $2 billion but less than $3 billion        0.200%         2.00%
   8       $3 billion and over                        0.175%         1.75%

For the fiscal year ended July 31, 1997, each Portfolio paid advisory fees equivalent to the percentage of average daily net assets stated below.

                                            Net Assets as of
Portfolio                                     July 31, 1997      Advisory Fee
--------------------------------------------------------------------------------
Arizona                                        $112,471,793         0.40%
Colorado                                         42,624,444         0.26%
Connecticut                                     174,977,590         0.43%
Michigan                                        150,223,646         0.42%
Minnesota                                        70,673,674         0.35%
New Jersey                                      352,772,070         0.46%
Pennsylvania                                    402,220,740         0.47%
Texas                                            21,676,141         0.18%

BMR OR EATON VANCE ACTS AS INVESTMENT ADVISER TO INVESTMENT COMPANIES AND VARIOUS INDIVIDUAL AND INSTITUTIONAL CLIENTS WITH ASSETS UNDER MANAGEMENT OF APPROXIMATELY $20 BILLION. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp., a publicly-held holding company which through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Principal Underwriter is a wholly-owned subsidiary of Eaton Vance.


William H. Ahern has acted as portfolio manager of the Colorado Portfolio since June 1, 1997 and the Connecticut Portfolio since November 24, 1997. Mr. Ahern manages other Eaton Vance portfolios, has been a Vice President of Eaton Vance and BMR since 1996, and served as an analyst/ trader at Eaton Vance beginning in 1989.


Timothy T. Browse has acted as the portfolio manager of the Michigan Portfolio since it commenced operations and the Pennsylvania Portfolio since December 1, 1995. He has been a Vice President of Eaton Vance and BMR since 1993 and a manager of other Eaton Vance portfolios since 1992.

Cynthia J. Clemson has acted as the portfolio manager of the Arizona Portfolio since January 1, 1994. Ms. Clemson manages other Eaton Vance portfolios, has been a Vice President of Eaton Vance and BMR since 1993, and served as a high yield municipal bond analyst at Eaton Vance beginning in 1985.

Robert B. MacIntosh has acted as the portfolio manager of the New Jersey Portfolio since it commenced operations and the Minnesota Portfolio since November 1, 1996. Mr. MacIntosh manages other Eaton Vance portfolios and is a Vice President of Eaton Vance and BMR.


Thomas M. Metzold has acted as the portfolio manager of the Texas Portfolio since November 24, 1997. He manages other Eaton Vance portfolios and is a Vice President of Eaton Vance and BMR.


Municipal obligations are normally traded on a net basis (without commission) through broker-dealers and banks acting for their own account. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market, and the difference is customarily referred to as the spread. In selecting firms which will execute portfolio transactions, BMR judges their professional ability and quality of service and uses its best efforts to obtain execution at prices which are advantageous to the Portfolios and at reasonably competitive spreads. Subject to the foregoing, BMR may consider sales of shares of the Funds or of other investment companies sponsored by BMR or Eaton Vance as a factor in the selection of firms to execute portfolio transactions. The Trust, each Portfolio and BMR have adopted Codes of Ethics relating to personal securities transactions. The Codes permit Eaton Vance personnel to invest in securities (including securities that may be purchased or held by a Portfolio) for their own accounts, subject to certain pre-clearance, reporting and other restrictions and procedures contained in such Codes.

The Trust has retained the services of Eaton Vance to act as Administrator of the Funds. The Trust has not retained the services of an investment adviser since the Trust seeks to achieve the investment objective of each Fund by investing its assets in the corresponding Portfolio. As Administrator, Eaton Vance provides the Funds with general office facilities and supervises the overall administration of the Funds. For these services Eaton Vance currently receives no compensation. The Trustees of the Trust may determine, in the future, to compensate Eaton Vance for such services.

The Portfolios and the Funds, as the case may be, will each be responsible for all respective costs and expenses not expressly stated to be payable by BMR under the investment advisory agreement, by Eaton Vance under the administrative services agreement, or by the Principal Underwriter under the distribution agreement.

DISTRIBUTION AND SERVICE PLANS
The Trust has adopted a Service Plan (the "Class A Plan") for each Fund's Class A shares that is designed to meet the service fee requirements of the sales charge rule of the National Association of Securities Dealers, Inc. THE CLASS A PLAN PROVIDES THAT EACH CLASS A MAY MAKE SERVICE FEE PAYMENTS FOR PERSONAL SERVICES AND/OR THE MAINTENANCE OF SHAREHOLDER ACCOUNTS TO THE PRINCIPAL UNDERWRITER, FINANCIAL SERVICE FIRMS ("AUTHORIZED FIRMS") AND OTHER PERSONS IN AMOUNTS NOT EXCEEDING .25% OF ITS AVERAGE DAILY NET ASSETS FOR ANY FISCAL YEAR. The Trustees of the Trust have initially implemented the Class A Plan by authorizing Class A to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not expected to exceed .20% of its average daily net assets for any fiscal year which is based on the value of Class A shares sold by such persons and remaining outstanding for at least twelve months. However, the Class A Plan authorizes the Trustees of the Trust to increase payments without action by Class A shareholders of any Fund, provided that the aggregate amount of payments made in any fiscal year does not exceed
 .25% of average daily net assets.

The Trust has also adopted a Distribution Plan ("Class B Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act") for each Fund's Class B shares. The Plan is designed to permit an investor to purchase shares through an Authorized Firm without incurring an initial sales charge and at the same time permit the Principal Underwriter to compensate Authorized Firms in connection therewith. UNDER SUCH PLAN, EACH CLASS B PAYS THE PRINCIPAL UNDERWRITER A FEE, ACCRUED DAILY AND PAID MONTHLY, AT AN ANNUAL RATE NOT EXCEEDING .75% OF ITS AVERAGE DAILY NET ASSETS TO FINANCE THE DISTRIBUTION OF ITS SHARES. Such fees compensate the Principal Underwriter for sales commissions paid by it to Authorized Firms on the sale of Class B shares and for interest expenses. The Principal Underwriter uses its own funds to pay sales commissions (except on exchange transactions and reinvestments) to Authorized Firms at the time of sale equal to 4% of the purchase price of the Class B shares sold by such Firms. CDSCs paid to the Principal Underwriter will be used to reduce amounts owed to it. Because payments to the Principal Underwriter under the Class B Plan are limited, uncovered distribution charges (sales commissions paid by the Principal Underwriter plus interest, less the above fees and CDSCs received by it) may exist indefinitely. During the fiscal year ended July 31, 1997, each Class B (which was then a seperate series fund) paid sales commissions equivalent to .75% of average daily net assets. As of July 31, 1997, the outstanding uncovered distribution charges of the Principal Underwriter on such day calculated under the Class B Plan amounted to approximately $3,305,000 (equivalent to 3.0% of net assets on such day) in the case of Arizona Class B, $1,522,000 (equivalent to 3.7% of net assets on such day) in the case of Colorado Class B, $5,372,000 (equivalent to 3.1% of net assets on such day) in the case of Connecticut Class B, $3,764,000 (equivalent to 2.5% of net assets on such day) in the case of Michigan Class B, $2,052,000 (equivalent to 3.0% of net assets on such day) in the case of Minnesota Class B, $8,681,000 (equivalent to 2.5% of net assets on such day) in the case of New Jersey Class B, $10,506,000 (equivalent to 2.7% of net assets on such day) in the case of Pennsylvania Class B, and $570,000 (equivalent to 2.7% of net assets on such day) in the case of Texas Class B.

THE CLASS B PLAN ALSO AUTHORIZES EACH CLASS B TO MAKE PAYMENTS OF SERVICE FEES TO THE PRINCIPAL UNDERWRITER, AUTHORIZED FIRMS AND OTHER PERSONS IN AMOUNTS NOT EXCEEDING .25% OF ITS AVERAGE DAILY NET ASSETS FOR PERSONAL SERVICES, AND/ OR THE MAINTENANCE OF SHAREHOLDER ACCOUNTS. The Trustees of the Trust have initially implemented this provision of the Class B Plan by authorizing each Class B to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not expected to exceed .20% of the average daily net assets for any fiscal year which is based on the value of Class B shares sold by such persons and remaining outstanding for at least 12 months. This fee is paid quarterly in arrears based on the value of Class B shares sold by such persons and remaining outstanding for at least twelve months. For the fiscal year ended July 31, 1997, each Class B paid or accrued service fees as follows (as an annualized percentage of average daily net assets): Arizona Class B (0.18%); Colorado Class B (0.17%); Connecticut Class B (0.18%); Michigan Class B (0.18%); Minnesota Class B (0.18%); New Jersey Class B (0.18%); Pennsylvania Class B (0.19%); and Texas Class B (0.19%).

The Principal Underwriter may, from time to time, at its own expense, provide additional incentives to Authorized Firms which employ registered representatives who sell Fund shares and/or shares of other funds distributed by the Principal Underwriter. In some instances, such additional incentives may be offered only to certain Authorized Firms whose representatives sell or are expected to sell significant amounts of shares. In addition, the Principal Underwriter may from time to time increase or decrease the sales commissions payable to Authorized Firms. The Principal Underwriter may at times allow discounts up to the full sales charge. During periods when the discount includes the full sales charge, Authorized Firms may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

The Trust may, in its absolute discretion, suspend, discontinue or limit the offering of one or more of its classes of shares at any time. In determining whether any such action should be taken, the Trust's management intends to consider all relevant factors, including (without limitation) the size of a Fund or class, the investment climate and market conditions, the volume of sales and redemptions of shares, and in the case of Class B shares, the amount of uncovered distribution charges of the Principal Underwriter. The Plans may continue in effect and payments may be made under the Plans following any such suspension, discontinuance or limitation of the offering of shares; however, there is no contractual obligation to continue any Plans for any particular period of time. Suspension of the offering of shares would not, of course, affect a shareholder's ability to redeem shares.

VALUING SHARES
EACH FUND VALUES ITS SHARES ONCE EACH DAY THE NEW YORK STOCK EXCHANGE (THE "EXCHANGE") IS OPEN FOR TRADING, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Each Class's net asset value per share is determined by the Trust's custodian, Investors Bank & Trust Company ("IBT"), (as agent for the Trust) in the manner authorized by the Trustees of the Trust. The net asset value of each Class is computed by dividing the value of that Class's pro rata share of each Fund's total assets, less its liabilities, by the number of shares of that Class outstanding. Because each Fund invests its assets in an interest in its corresponding Portfolio, each Class's net asset value will reflect the value of each Fund's interest in the Portfolio (which, in turn, reflects the underlying value of the Portfolio's assets and liabilities).

Authorized Firms must communicate an investor's order to the Principal Underwriter by a specific time each day to receive that day's public offering price per share. It is the Authorized Firms' responsibility to transmit orders promptly to the Principal Underwriter. The Fund has approved the acceptance of purchase and redemption orders as of the time of their receipt by certain Authorized Firms (or their designated intermediaries).

Each Portfolio's net asset value is also determined as of the close of regular trading on the Exchange by IBT (as custodian and agent for the Portfolio) based on market or fair value in the manner authorized by the Trustees of the Portfolio. Net asset value is computed by subtracting the liabilities of a Portfolio from the value of its total assets. Municipal obligations will normally be valued on the basis of valuations furnished by a pricing service.

SHAREHOLDERS MAY DETERMINE THE VALUE OF THEIR INVESTMENT BY MULTIPLYING THE NUMBER OF SHARES OWNED BY THE CURRENT NET ASSET VALUE PER SHARE.

HOW TO BUY SHARES
SHARES OF A FUND MAY BE PURCHASED FOR CASH OR MAY BE ACQUIRED IN EXCHANGE FOR ACCEPTABLE SECURITIES. Class A shares are purchased at the effective public offering price, which price is based on the effective net asset value per share plus the applicable sales charge. The sales charge is divided between the Authorized Firm and the Principal Underwriter. Class B shares are purchased at the net asset value per share next determined after an order is effective. An Authorized Firm may charge its customers a fee in connection with transactions executed by that Firm. The Trust may suspend the offering of shares at any time and may refuse an order for the purchase of shares. Shares of each Fund are offered for sale only in States where such shares may be legally sold.

An initial investment must be at least $1,000. Once an account has been established the investor may send investments of $50 or more at any time directly to the Trust's transfer agent (the "Transfer Agent") as follows: First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123. The $1,000 minimum initial investment is waived for Bank Automated Investing accounts, which may be established with an investment of $50 or more. See "Eaton Vance Shareholder Services".

CLASS A SHARES. The sales charge may vary depending on the size of the purchase and the number of Class A shares of Eaton Vance funds the investor may already own, any arrangement to purchase additional shares during a 13- month period or special purchase programs. Complete details of how investors may purchase shares at reduced sales charges under a Statement of Intention or Right of Accumulation are available from Authorized Firms or the Principal Underwriter.

The current sales charges and dealer commissions are:

                         Sales Charge       Sales Charge    Dealer Commission
                       as Percentage of   as Percentage of   as Percentage of
 Amount of Purchase     Offering Price    Amount Invested     Offering Price
--------------------------------------------------------------------------------
Less than $25,000            4.75%              4.99%              4.50%
$25,000 but less than
  $100,000                   4.50               4.71               4.25
$100,000 but less
  than $250,000              3.75               3.90               3.50
$250,000 but less
  than $500,000              3.00               3.09               2.75
$500,000 but less
  than $1,000,000            2.00               2.04               2.00
$1,000,000 or more           0.00*              0.00*              0.50

* No sales charge is payable at the time of purchase on investments of $1 million or more, or where the amount invested represents redemption proceeds from a mutual fund unaffiliated with Eaton Vance, if the redemption occurred no more than 60 days' prior to the purchase of Fund shares and the redeemed shares were potentially subject to a sales charge. A CDSC of 0.50% will be imposed on such investments (as described below) in the event of certain redemptions within 12 months of purchase.

Class A shares may be sold at net asset value to current and retired Directors and Trustees of Eaton Vance funds, including the Portfolios; to clients and current and retired officers and employees of Eaton Vance, its affiliates and other investment advisers of Eaton Vance sponsored funds; to registered representatives and employees of Authorized Firms and bank employees who refer customers to registered representatives of Authorized Firms; to officers and employees of IBT and the Transfer Agent; and to such persons' spouses and children under the age of 21 and their beneficial accounts. Class A shares may also be issued at net asset value (1) in connection with the merger of an investment company or series thereof with a Fund, (2) to investors making an investment as part of a fixed fee program whereby an entity unaffiliated with the Investment Adviser provides multiple investment services, such as management, brokerage and custody, and (3) to investment advisors, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisors, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment advisor, financial planner or other intermediary on the books and records of the broker or agent; and retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 403(b) or 457 of the Internal Revenue Code of 1986, as amended (the "Code") and "rabbi trusts".

STATEMENT OF INTENTION AND ESCROW AGREEMENT. If the investor, on an application, makes a Statement of Intention to invest a specified amount over a thirteen month period in Class A shares, then out of the initial purchase (or subsequent purchases if necessary) 5% of the dollar amount specified on the application shall be held in escrow by the escrow agent in the form of such shares (computed to the nearest full share at the public offering price applicable to the initial purchase hereunder) registered in the investor's name. All income dividends and capital gains distributions on escrowed shares will be paid to the investor or to the investor's order. When the minimum investment so specified is completed, the escrowed shares will be delivered to the investor. If the investor has an accumulation account the shares will remain on deposit under the investor's account.

If total purchases under this Statement of Intention are less than the amount specified, the investor will promptly remit to the Principal Underwriter any difference between the sales charge on the amount specified and on the amount actually purchased. If the investor does not within 20 days after written request by the Principal Underwriter or the Authorized Firm pay such difference in sales charge, the escrow agent will redeem an appropriate number of the escrowed shares in order to realize such difference. Full shares remaining after any such redemption together with any excess cash proceeds of the shares so redeemed will be delivered to the investor or to the investor's order by the escrow agent.

If total purchases made under this Statement are large enough to qualify for a lower sales charge than that applicable to the amount specified, all transactions will be computed at the expiration date of this Statement to give effect to the lower charge. Any difference in sales charge will be refunded to the investor in cash, or applied to the purchase of additional shares at the lower charge if specified by the investor. This refund will be made by the Authorized Firm and by the Principal Underwriter. If at the time of the recomputation an Authorized Firm other than the original Firm is placing the orders, the adjustment will be made only on those shares purchased through the Firm then handling the investor's account.

ACQUIRING FUND SHARES IN EXCHANGE FOR SECURITIES. IBT, as escrow agent, will receive securities acceptable to Eaton Vance, as Administrator, in exchange for Fund shares. The minimum value of securities (or securities and cash) accepted for deposit is $5,000. Securities accepted will be sold on the day of their receipt or as soon thereafter as possible. The number of Fund shares to be issued in exchange for securities will be the aggregate proceeds from the sale of such securities, divided by the applicable public offering price of Class A shares or net asset value of Class B shares on the day such proceeds are received. Eaton Vance will use reasonable efforts to obtain the then current market price for such securities but does not guarantee the best available price. Eaton Vance will absorb any transaction costs, such as commissions, on the sale of the securities.

Securities determined to be acceptable should be transferred via book entry or physically delivered, in proper form for transfer, through an Authorized Firm, together with a completed and signed Letter of Transmittal in approved form (available from Authorized Firms), as follows:

IN THE CASE OF BOOK ENTRY:             IN THE CASE OF PHYSICAL DELIVERY:
Deliver through Depository Trust Co.   Investors Bank & Trust Company
Broker #2212                           Attention: Eaton Vance [State name]
Investors Bank & Trust Company           Municipals Fund (and Class)
For A/C Eaton Vance [State name]       Physical Securities Processing
  Municipals Fund (and Class)            Settlement Area
                                       200 Clarendon Street
                                       Boston, MA 02116

Investors who are contemplating an exchange of securities for shares, or their representatives, must contact Eaton Vance to determine whether the securities are acceptable before forwarding such securities. Eaton Vance reserves the right to reject any securities. Exchanging securities for shares may create a taxable gain or loss. Each investor should consult his or her tax adviser with respect to the particular federal, State and local tax consequences of exchanging securities.

IF YOU DON'T HAVE AN AUTHORIZED FIRM, EATON VANCE CAN RECOMMEND ONE.

HOW TO REDEEM SHARES
A SHAREHOLDER MAY REDEEM SHARES IN ONE OF THREE WAYS -- BY MAIL, BY TELEPHONE OR THROUGH AN AUTHORIZED FIRM. The redemption price will be based on the net asset value per share next computed after a redemption request is received in the proper form as described below. Within seven days after receipt of a redemption request in good order by the Transfer Agent, the Trust will make payment in cash for the net asset value of the shares as of the date determined above, reduced by the amount of any applicable CDSC (described below) and any federal income tax required to be withheld.

REDEMPTION BY MAIL: Shares may be redeemed by delivering to the Transfer Agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123, during its business hours a written request for redemption in good order, plus any share certificates with executed stock powers. Good order means that all relevant documents must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the New York Stock Exchange's Medallion Signature Program, or certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations as required by a Commission regulation and acceptable to the Transfer Agent. In addition, in some cases, good order may require the furnishing of additional documents such as where shares are registered in the name of a corporation, partnership or fiduciary.

REDEMPTION BY TELEPHONE: Shares may be redeemed by telephone provided the investor has not disclaimed in writing the use of the privilege. Such redemptions can be effected by calling the Transfer Agent at 800-262-1122, Monday through Friday, 9:00 a.m. to 4:00 p.m. (Eastern Standard Time). The proceeds of a telephone redemption may be no greater than the maximum amount established by the Principal Underwriter (currently $50,000) and may be mailed only to the account address of record. Shares held by corporations, trusts or certain other entities, or subject to fiduciary arrangements, may not be redeemed by telephone. Neither the Trust, the Principal Underwriter nor the Transfer Agent will be responsible for the authenticity of redemption instructions received by telephone, provided that reasonable procedures to confirm that instructions communicated by telephone are genuine have been followed. Telephone instructions will be tape recorded. In times of drastic economic or market changes, a telephone redemption may be difficult to implement.

REDEMPTION THROUGH AN AUTHORIZED FIRM: To sell shares at their net asset value through an Authorized Firm (a repurchase), a shareholder can place a repurchase order with the Authorized Firm, which may charge a fee. The value of such shares is based upon the net asset value calculated after the Principal Underwriter, as the Trust's agent, receives the order. It is the Authorized Firm's responsibility to transmit promptly repurchase orders to the Principal Underwriter. Throughout this Prospectus, the word "redemption" is generally meant to include a repurchase.

While normally payments will be made in cash for redeemed shares, the Trust, subject to compliance with applicable regulations, has reserved the right to pay the redemption price of shares of a Fund, either totally or partially, by a distribution in kind of readily marketable securities withdrawn from its corresponding Portfolio. The securities so distributed would be valued pursuant to the Portfolio's valuation procedures. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

If shares were recently purchased, the proceeds of a redemption will not be sent until the check (including a certified or cashier's check) received for the shares purchased has cleared. Payment for shares tendered for redemption may be delayed up to 15 days from the purchase date when the purchase check has not yet cleared. Redemptions may result in a taxable gain or loss.

Due to the high cost of maintaining small accounts, the Trust reserves the right to redeem accounts with balances of less than $750. Prior to such a redemption, shareholders will be given 60 days' written notice to make an additional purchase. However, no such redemption would be required if the cause of the low account balance was a reduction in the net asset value of shares. No CDSC will be imposed with respect to involuntary redemptions.

CONTINGENT DEFERRED SALES CHARGE. Each class of shares is subject to a CDSC on certain redemptions. The CDSC is calculated based on the lower of the net asset value at the time of purchase or the time of redemption. Shares acquired through the reinvestment of distributions are exempt. Redemptions are made first from shares in the account which are not subject to a CDSC.

In calculating a CDSC upon the redemption of shares acquired in an exchange, the shares are deemed to have been acquired at the time of the original purchase of the exchanged shares and, in the case of Class B shares, the CDSC schedule applicable to the exchanged shares will apply to the acquired shares. No CDSC is imposed on shares sold to Eaton Vance or its affiliates, or to their respective employees or clients. Shares acquired as the result of a merger or liquidation of another Eaton Vance sponsored fund generally will be subject to the same CDSC rate imposed by the prior fund.

CLASS A SHARES. If Class A shares are purchased at net asset value because the purchase amount is $1 million or more, or because the amount invested represents redemption proceeds from an unaffiliated mutual fund (as described under "How to Buy Shares"), they will be subject to a .50% CDSC if redeemed within 12 months of purchase.

CLASS B SHARES. Class B shares will be subject to the following CDSC schedule:

Year of
Redemption
After Purchase                                                         CDSC
---------------------------------------------------------------------------
First or Second                                                        5%
Third                                                                  4%
Fourth                                                                 3%
Fifth                                                                  2%
Sixth                                                                  1%
Seventh and following                                                  0%

The Class B CDSC is waived for redemptions (1) pursuant to a Withdrawal Plan (see "Eaton Vance Shareholder Services"), (2) as part of a required minimum distribution from a tax-sheltered retirement plan, or (3) following the death of all beneficial owners of shares, provided the redemption is requested within one year of death (a death certificate and other applicable documents may be required).

REPORTS TO SHAREHOLDERS
EACH FUND WILL ISSUE TO ITS SHAREHOLDERS SEMI-ANNUAL AND ANNUAL REPORTS CONTAINING FINANCIAL STATEMENTS. Financial statements included in annual reports are audited by the independent accountants. Shortly after the end of each calendar year, shareholders will be furnished with information necessary for preparing federal and State tax returns. Consistent with applicable law, duplicate mailings of shareholder reports and certain other Fund information to shareholders residing at the same address may be eliminated.

THE LIFETIME INVESTING ACCOUNT/DISTRIBUTION OPTIONS
AFTER AN INVESTOR MAKES AN INITIAL PURCHASE OF SHARES, THE TRANSFER AGENT WILL SET UP A LIFETIME INVESTING ACCOUNT FOR THE INVESTOR ON THE TRUST'S RECORDS. This account is a complete record of all transactions which at all times shows the balance of shares owned. The Trust will not issue share certificates except upon request.

At least quarterly, shareholders will receive a statement showing complete details of any transaction and the current share balance in the account. THE LIFETIME INVESTING ACCOUNT ALSO PERMITS A SHAREHOLDER TO MAKE ADDITIONAL INVESTMENTS IN SHARES BY SENDING A CHECK FOR $50 OR MORE to the Transfer Agent.

Any questions concerning a shareholder's account or services available may be directed by telephone to EATON VANCE SHAREHOLDER SERVICES at 800-225-6265, extension 2, or in writing to the Transfer Agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123 (please provide the name of the shareholder, the Fund and Class, and the account number).

THE FOLLOWING DISTRIBUTION OPTIONS WILL BE AVAILABLE TO ALL LIFETIME INVESTING ACCOUNTS and may be changed as often as desired by written notice to the Trust's dividend disbursing agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123. The currently effective option will appear on each account statement.

SHARE OPTION -- Dividends and capital gains will be reinvested in additional shares.

INCOME OPTION -- Dividends will be paid in cash, and capital gains will be reinvested in additional shares.

CASH OPTION -- Dividends and capital gains will be paid in cash.

The SHARE OPTION will be assigned if no other option is specified. Distributions, including those reinvested, will be reduced by any withholding required under the federal income tax laws.

If shareholder communications are returned by the United States Postal Service or other delivery service as not deliverable, the distribution option on the account will be automatically changed to the SHARE OPTION until such time as the shareholder selects a different option. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

DISTRIBUTION INVESTMENT OPTION. In addition to the distribution options set forth above, dividends and/or capital gains may be invested in additional shares of another Eaton Vance fund. Before selecting this option, a shareholder should obtain a prospectus of the other Eaton Vance fund and consider its objectives and policies carefully.

"STREET NAME" ACCOUNTS. If shares are held in a "street name" account with an Authorized Firm, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner's account will be performed by the Authorized Firm, and not by the Trust and its Transfer Agent. Since the Trust will have no record of the beneficial owner's transactions, a beneficial owner should contact the Authorized Firm to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account, or to obtain information about the account. The transfer of shares in a "street name" account to an account with another Authorized Firm or to an account directly with the Trust involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Firm. Before establishing a "street name" account with an Authorized Firm, or transferring the account to another Authorized Firm, an investor wishing to reinvest distributions should determine whether the Authorized Firm which will hold the shares allows reinvestment of distributions in "street name" accounts.

THE EATON VANCE EXCHANGE PRIVILEGE
Shares of each Fund currently may be exchanged for shares of the same class of one or more other funds in the Eaton Vance Group of Funds. Class A shares may also be exchanged for shares of Eaton Vance Cash Management Fund, Eaton Vance Income Fund of Boston, Eaton Vance Municipal Bond Fund L.P. and Eaton Vance Tax Free Reserves. Class B shares may also be exchanged for shares of Eaton Vance Prime Rate Reserves, which are subject to an early withdrawal charge, or shares of Eaton Vance Money Market Fund, which are subject to a CDSC, and shares of a money market fund sponsored by an Authorized Firm and approved by the Principal Underwriter (an "Authorized Firm fund"). Any such exchange will be made on the basis of the net asset value per share of each fund/class at the time of the exchange (plus, in the case of an exchange made within six months of the date of purchase of Class A shares subject to an initial sales charge, an amount equal to the difference, if any, between the sales charge previously paid on the shares being exchanged and the sales charge payable on the shares being acquired). Exchange offers are available only in States where shares of the fund being acquired may be legally sold. Exchanges are subject to any restrictions or qualifications set forth in the current prospectus of any such fund.

Each exchange must involve shares which have a net asset value of at least $1,000. The exchange privilege may be changed or discontinued without penalty. Shareholders will be given sixty (60) days' notice prior to any termination or material amendment of the exchange privilege. The Trust does not permit the exchange privilege to be used for "Market Timing" and may terminate the exchange privilege for any shareholder account engaged in Market Timing activity. Any shareholder account for which more than two round-trip exchanges are made within any twelve month period will be deemed to be engaged in Market Timing. Furthermore, a group of unrelated accounts for which exchanges are entered contemporaneously by a financial intermediary will be considered to be engaged in Market Timing.

The Transfer Agent makes exchanges at the next determined net asset value after receiving an exchange request in good order (see "How to Redeem Shares"). Consult the Transfer Agent for additional information concerning the exchange privilege. Applications and prospectuses of other funds are available from Authorized Firms or the Principal Underwriter. The prospectus for each fund describes its investment objectives and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange.

No CDSC is imposed on exchanges. For purposes of calculating the CDSC upon redemption of shares acquired in an exchange, the CDSC schedule applicable to the shares at the time of purchase will apply and the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares, except that time during which shares are held in an Authorized Firm fund will not be credited toward completion of the CDSC period. For the CDSC schedule applicable to Class B shares (except Prime Rate Reserves and Class B shares of the Limited Maturity Funds), see "How to Redeem Shares". The CDSC or early withdrawal charge schedule applicable to Prime Rate Reserves and Class B shares of the Limited Maturity Funds is 3%, 2.5%, 2% or 1% in the event of a redemption occurring in the first, second, third or fourth year, respectively, after the original share purchase.

Telephone exchanges are accepted by the Transfer Agent provided the investor has not disclaimed in writing the use of the privilege. To effect such exchanges, call the Transfer Agent at 800-262-1122, Monday through Friday, 9:00 a.m. to 4:00 p.m. (Eastern Standard Time). Shares acquired by telephone exchange must be registered in the same name(s) and with the same address as the shares being exchanged. Neither the Trust, the Principal Underwriter nor the Transfer Agent will be responsible for the authenticity of exchange instructions received by telephone, provided that reasonable procedures to confirm that instructions communicated are genuine have been followed. Telephone instructions will be tape recorded. In times of drastic economic or market changes, a telephone exchange may be difficult to implement. An exchange may result in a taxable gain or loss.

EATON VANCE SHAREHOLDER SERVICES
THE TRUST OFFERS THE FOLLOWING SERVICES, WHICH ARE VOLUNTARY, INVOLVE NO EXTRA CHARGE, AND MAY BE CHANGED OR DISCONTINUED WITHOUT PENALTY AT ANY TIME. Full information on each of the services described below and an application, where required, are available from Authorized Firms or the Principal Underwriter. The cost of administering such services for the benefit of shareholders who participate in them is borne by the applicable Fund or Class as an expense to all shareholders.

INVEST-BY-MAIL -- FOR PERIODIC SHARE ACCUMULATION: Once the $1,000 minimum investment has been made, checks of $50 or more payable to the order of the Fund and specifying the Class being purchased may be mailed directly to the Transfer Agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123 at any time -- whether or not dividends are reinvested. The name of the shareholder, the Fund and Class and the account number should accompany each investment.

BANK AUTOMATED INVESTING -- FOR REGULAR SHARE ACCUMULATION: Cash investments of $50 or more may be made automatically each month or quarter from a shareholder's bank account. The $1,000 minimum initial investment and small account redemption policy are waived for these accounts.

WITHDRAWAL PLAN: A shareholder may draw on shareholdings systematically with monthly or quarterly checks. For Class B shares, any such withdrawals may not in the aggregate exceed 12% annually of the account balance at the time the plan is established. Such amount will not be subject to the Class B CDSC. See "How to Redeem Shares". A minimum deposit of $5,000 in shares is required. The maintenance of a withdrawal plan concurrently with purchases of additional Class A shares would be disadvantageous because of the sales charge included in such purchases.

STATEMENT OF INTENTION: Purchases of $25,000 or more of Class A shares made over a 13-month period are eligible for reduced sales charges. See "How to Buy Shares -- Statement of Intention and Escrow Agreement."

RIGHT OF ACCUMULATION: Purchases may qualify for reduced sales charges on Class A shares when the current market value of holdings (shares at current offering price), plus new purchases, reaches $25,000 or more. Class A shares of the Eaton Vance funds listed under "The Eaton Vance Exchange Privilege" may be combined under the Statement of Intention and Right of Accumulation.

REINVESTMENT PRIVILEGE: A shareholder who has redeemed shares may reinvest, with credit for any CDSC paid on the redeemed shares, any portion or all of the redemption proceeds (plus that amount necessary to acquire a fractional share to round off the purchase to the nearest full share) in the same shares (or for Class A shares in Class A shares of any other Eaton Vance fund), provided that the reinvestment is effected within 60 days after such redemption, and the privilege has not been used more than once in the prior 12 months. Shares are sold to a reinvesting shareholder at the next determined net asset value following timely receipt of a written purchase order by the Principal Underwriter or by the Trust (or by the Trust's Transfer Agent). To the extent that any shares are sold at a loss and the proceeds are reinvested in shares (or other shares are acquired) within the period beginning 30 days before and ending 30 days after the date of the redemption some or all of the loss generally will not be allowed as a tax deduction. Shareholders should consult their tax advisers concerning the tax consequences of reinvestments.

DISTRIBUTIONS AND TAXES
SUBSTANTIALLY ALL OF THE INVESTMENT INCOME ALLOCATED TO A FUND BY ITS CORRESPONDING PORTFOLIO, LESS THE FUND'S DIRECT AND ALLOCATED EXPENSES AND CLASS-SPECIFIC EXPENSES, WILL BE DECLARED DAILY AS A DISTRIBUTION TO SHAREHOLDERS OF RECORD AT THE TIME OF DECLARATION. Distributions on Class A shares, whether taken in cash or reinvested in additional shares, will ordinarily be paid on the last day of each month or the next business day thereafter. Distributions on Class B shares will ordinarily be paid on the fifteenth day of each month or the next business day thereafter. Each Fund anticipates that for tax purposes the entire distribution, whether paid in cash or reinvested in additional shares, will constitute tax-exempt income to shareholders, except for the proportionate part of the distribution that may be considered taxable income if the Fund has taxable income during the calendar year. Shareholders reinvesting the monthly distribution should treat the amount of the entire distribution as the tax cost basis of the additional shares acquired by reason of such reinvestment. Daily distribution crediting will commence on the business day after collected funds for the purchase of shares are available at the Transfer Agent. Shareholders will receive timely federal income tax information as to the tax-exempt or taxable status of all distributions made by their Fund during the calendar year. A Fund's net realized capital gains, if any, consist of the net realized capital gains allocated to the Fund by its corresponding Portfolio for tax purposes, after taking into account any available capital loss carryovers; a Fund's net realized capital gains, if any, will be distributed at least once a year, usually in December.

Sales charges paid upon a purchase of Class A shares cannot be taken into account for purposes of determining gain or loss on a redemption or exchange of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of such shares of a Fund or of another fund pursuant to a Fund's reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder's tax basis in some or all of any other shares acquired.

Each Fund intends to qualify as a regulated investment company under the Code and to satisfy all requirements necessary to avoid paying federal income taxes on the part of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain) and net capital gain that it distributes to shareholders. In satisfying these requirements, each Fund will treat itself as owning its proportionate share of each of its corresponding Portfolio's assets and as entitled to the income of the Portfolio properly attributable to such share.

As a regulated investment company under the Code, each Fund does not pay federal income or excise taxes to the extent that it distributes to shareholders substantially all of its ordinary income and capital gain net income in accordance with the timing requirements imposed by the Code. As partnerships under the Code, the Portfolios do not pay federal income or excise taxes.

Distributions of interest on certain municipal obligations constitute a tax preference item under the AMT provisions applicable to individuals and corporations. Distributions of taxable income (including a portion of any original issue discount with respect to certain stripped municipal obligations and stripped coupons and accretion of certain market discount) and net short-term capital gains will be taxable to shareholders as ordinary income. Distributions of long-term capital gains are taxable to shareholders as such for federal income tax purposes, regardless of the length of time shares have been owned by the shareholder. If shares are purchased shortly before the record date of such a distribution, the shareholder will pay the full price for the shares and then receive some portion of the price back as a taxable distribution. Distributions are taxed in the manner described above whether paid in cash or reinvested in additional shares. Tax-exempt distributions received from a Fund are includable in the tax base for determining the taxability of social security and railroad retirement benefits.

The Code provides that interest on indebtedness incurred or continued by a shareholder to purchase or carry shares is not deductible to the extent it is deemed related to a Fund's distributions of tax-exempt interest dividends to the shareholder. Further, entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development or private activity bonds should consult their tax advisers before purchasing shares. "Substantial user" is defined in applicable Treasury regulations to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of industrial development bonds and would likely be interpreted to include private activity bonds issued to finance similar facilities.

SEE THE APPENDIX TO THIS PROSPECTUS FOR INFORMATION CONCERNING STATE TAXES. Shareholders should consult with their tax advisers concerning the applicability of State, local and other taxes to an investment.

PERFORMANCE INFORMATION
FROM TIME TO TIME, YIELD AND/OR AVERAGE ANNUAL TOTAL RETURN MAY BE ADVERTISED. Current yield is calculated separately for each Class by dividing the net investment income per share earned during a recent 30-day period by the maximum offering price per share or net asset value on the last day of the period and annualizing the resulting figure. A taxable-equivalent yield is computed by using the tax-exempt yield figure and dividing by 1 minus the tax rate. Average annual total return is determined separately for each Class by computing the average annual percentage change in value of $1,000 invested at the maximum public offering price (including maximum sales charge for Class A; net asset value for Class B) for specified periods, assuming reinvestment of all distributions. Total return may be quoted for the period prior to commencement of operations which would reflect the Class's total return (or that of its predecessor) adjusted to reflect any applicable sales charge. The average annual total return calculation assumes a complete redemption of the investment and the deduction of any applicable CDSC at the end of the period. Each Fund may publish annual and cumulative total return figures from time to time.

Each Fund may also publish total return figures for each Class which do not take into account any sales charge. Any performance figure which does not take into account a sales charge would be reduced to the extent such charge is imposed. Each Fund's performance may be compared in publications to the performance of various indices and investments for which reliable data is available, and to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

Investors should note that investment results will fluctuate over time, and any presentation of yield or total return for any prior period should not be considered a representation of what an investment may earn or what the yield or total return may be in any future period. If expenses are allocated to Eaton Vance, performance will be higher.

                                                                      APPENDIX

STATE SPECIFIC INFORMATION
Because each Portfolio will normally invest at least 65% of its assets in the obligations of issuers in its corresponding State, it is susceptible to factors affecting that State. Each Portfolio may also invest up to 5% of its net assets in obligations issued by the governments of Guam and the U.S. Virgin Islands and up to 35% of its assets in obligations issued by the government of Puerto Rico. The Minnesota Portfolio has no intention of investing in such obligations. The Connecticut Portfolio may invest in municipal obligations of Puerto Rico, the U.S. Virgin Islands and Guam, the interest on which cannot be taxed by any State under federal law. Set forth below is certain economic and tax information concerning the States in which the Portfolios invest and Puerto Rico.

The bond ratings provided below are current as of the date of this Prospectus and are based on economic conditions which may not continue; moreover, there can be no assurance that particular bond issues may not be adversely affected by changes in economic, political or other conditions. Unless stated otherwise, the ratings indicated are for obligations of the State. A State's political subdivisions may have different ratings which are unrelated to the ratings assigned to State obligations.

ARIZONA. Arizona's economy is primarily based on the service, high-tech manufacturing, mining, agriculture, construction and tourism industries, as well as the military. The State experienced rapid economic and population growth in the 1980s, which has slowed somewhat in the 1990s. The problems associated with such growth (air quality, transportation and public infrastructure) continue to be addressed by the State legislature. The State's unemployment rate in August 1997 was 4.5%, below the national rate of 4.9%.

The State's ability to raise revenues is limited by Constitutional and legislative restrictions on property tax increases. There is also a limit on annual spending. The State does not issue general obligation bonds, but relies on pay-as-you-go capital outlays, revenue bonds and certificates of participation to finance projects. Each of these projects is individually rated based on its specific creditworthiness.

ARIZONA TAXES. Based upon the advice of Arizona tax counsel, the management of the Fund believes that under Arizona law, dividends paid by the Fund will be exempt from Arizona income tax imposed on individuals, corporations and estates and trusts that are subject to Arizona taxation to the extent such dividends are excluded from gross income for federal income tax purposes and are derived from interest payments on Arizona obligations. In addition, dividends paid by the Fund will be exempt from Arizona income tax imposed on such persons, though included in gross income for federal income tax purposes, to the extent such dividends are derived from interest payments on direct obligations of the United States. Other distributions from the Fund, including distributions derived from net short-term and long-term capital gains, are generally not exempt from Arizona income tax.

Interest or indebtedness and other related expenses which are incurred or continued by a shareholder to purchase or carry shares of the Fund generally will not be deductible for Arizona income tax purposes.

COLORADO. Colorado's economy has recovered from a recession largely caused by contractions in the energy, high technology and construction industries. The recovery has been fueled, in part, by large public construction projects, net in-migration, a healthy tourist economy, and increases in the wholesale and retail trade sector and the general services sector. Growth in some of those sectors is slowing, and Colorado's economic forecast is considered to be more uncertain than at any time in the past several years. Employment in the service and trade industries represents approximately 54.8% of the State's nonagricultural wage and salary jobs, and government employment represents approximately 16.0%. Manufacturing represents only 10.2% and, while total jobs in the sector are stable, manufacturing is slowly falling as a percentage of total employment, due in part to a concentration in defense-related production. Colorado's unemployment rate was 3.2% in August 1997, below the national rate of 4.9%. Colorado added 28,600 jobs in the twelve months ended August 1997. There is no State general obligation debt outstanding.

COLORADO TAXES. In the opinion of Kutak Rock, special Colorado tax counsel to the Fund, provided that the Fund qualifies as a regulated investment company under the Code, and the Portfolio is treated as a partnership for federal income tax purposes, individuals, trusts, estates, and corporations who are holders of the Fund and who are subject to the Colorado income tax will not be subject to Colorado tax on Fund dividends to the extent that: (a) such dividends qualify as exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Code and are derived from interest received by the Fund on obligations of Colorado or any of its political subdivisions issued on or after May 1, 1980 or (b) obligations of the United States or its possessions to the extent included in federal taxable income. To the extent that Fund distributions are attributable to sources not described in the preceding sentences, such as long or short-term capital gains, such distributions will not be exempt from Colorado income tax. There are no municipal income taxes in Colorado. As intangibles, shares in the Fund will be exempt from Colorado property taxes.

CONNECTICUT. Historically, Connecticut's economic structure has been concentrated in manufacturing, including a heavy component of defense-related industries, which increases the State's vulnerability to economic cycles and to declines in federal government defense spending. More recently, Connecticut's level of manufacturing activity has declined, but this has been partially offset by extensive urban development, a large insurance sector, relocations of corporate headquarters to Connecticut (specifically to Fairfield County), and the extension of other service sectors. As of August 1997, the unemployment rate in Connecticut on a seasonally adjusted basis was 4.6%, as compared to a rate of 4.9% nationwide.

General obligation bonds issued by Connecticut municipalities are payable primarily only from ad valorem taxes on property subject to taxation by the municipality. The State has about $6 billion of general obligation bonds outstanding, of which more than half have been issued for general State purposes. The remaining general obligation bonds were issued for highway construction, mass transit, and rental housing. Debt indicators have been rising and are high at $1,963 of net direct debt per capita. Certain Connecticut municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits in recent years. Regional economic difficulties, reductions in revenues, and increased expenses could lead to further fiscal problems for the State and its political subdivisions, authorities, and agencies. This could result in declines in the value of their outstanding obligations, reductions in their ability to pay interest and principal thereon, and increases in their future borrowing costs.

General obligations of the State of Connecticut are rated AA-, Aa3 and AA by S&P, Moody's and Fitch, respectively.

CONNECTICUT TAXES. In the opinion of Day, Berry & Howard, special Connecticut tax counsel to the Connecticut Fund, shareholders of the Connecticut Fund will not be subject to the Connecticut personal income tax on the Connecticut taxable income of individuals, trusts, and estates in the case of distributions received from the Connecticut Fund to the extent that such distributions qualify as exempt-interest dividends for federal income tax purposes and are derived from interest on tax-exempt obligations issued by or on behalf of the State of Connecticut and its political subdivisions or the authorities, instrumentalities, or districts of any of them, or on tax-exempt obligations the interest on which Connecticut is prohibited from taxing by federal law, e.g., tax-exempt obligations that are issued by the governments of Puerto Rico, the U.S. Virgin Islands and Guam.

Other distributions from the Connecticut Fund, including dividends attributable to obligations of issuers in other states and all long-term and short-term capital gains, will not be exempt from the Connecticut personal income tax, except that capital gain dividends derived from obligations issued by or on behalf of the State of Connecticut or its political subdivisions or the authorities, instrumentalities or districts of any of them will not be subject to such tax. Distributions from the Connecticut Fund that constitute items of tax preference for purposes of the federal alternative minimum tax will not be subject to the net Connecticut minimum tax applicable to taxpayers subject to the Connecticut personal income tax and required to pay the federal alternative minimum tax, to the extent qualifying as exempt-interest dividends derived from obligations issued by or on behalf of the State of Connecticut and its political subdivisions or the authorities, instrumentalities, or districts of any of them, or from obligations the interest on which Connecticut is prohibited from taxing by federal law, but other distributions from the Connecticut Fund could cause or increase liability for the net Connecticut minimum tax. The Connecticut Fund will report annually to its shareholders the percentage and source, on a state-by-state basis, of interest income received by the Connecticut Fund on municipal bonds during the preceding year.

Distributions from investment income and capital gains, including exempt-interest dividends derived from interest that is exempt from Connecticut personal income tax and federal income tax, will be subject to the Connecticut Corporation Business Tax if received by a corporation subject to such tax, except for any portion therof other than amounts qualifying as exempt-interest dividends or capital gain dividends for federal income tax purposes that might qualify for the dividends-received deduction provided under that Connecticut tax, and all such distributions may be subject to state and local taxes in states other than Connecticut.

MICHIGAN. Michigan has long had a large representation in and is dominated by the automobile industry and related industries and tends to be more vulnerable to economic cycles than other states and the nation as a whole. For August 1997, Michigan's unemployment rate was 3.7%, as compared to the national rate of 4.9%. In March, 1994, Michigan voters approved changes to the tax system resulting in, among other things, an increase in the sales tax rate, a reduction in the income tax rate and the creation of a statewide property tax.

Michigan's general obligation debt is rated Aa2, AA and AA, by Moody's, S&P and Fitch, respectively.

MICHIGAN TAXES. The Michigan Fund has received an opinion from Butzel Long, special Michigan tax counsel to the Michigan Fund, to the effect that shareholders of the Michigan Fund who are subject to the Michigan state income tax, municipal income tax or single business tax will not be subject to such taxes on their Michigan Fund dividends to the extent that such distributions are exempt-interest dividends for federal income tax purposes and are attributable to interest on obligations held by the Michigan Portfolio and allocated to the Michigan Fund which is exempt from regular federal income tax and is exempt from Michigan State and City income taxes, Michigan single business tax and in the form of an investment exempt from the Michigan intangibles tax ("Michigan tax-exempt obligations"). Other distributions with respect to shares of the Michigan Fund including, but not limited to, long or short-term capital gains, will be subject to the Michigan income tax or single business tax and may be subject to the city income taxes imposed by certain Michigan cities. The opinion also provides that shares of the Michigan Fund will be exempt from the Michigan intangibles tax to the extent the Michigan Portfolio's assets consist of Michigan tax-exempt obligations and any other securities or obligations that are exempt from the Michigan intangibles tax. The Michigan intangibles tax is being phased out, thus, even if it applies to a portion of income from the Fund (for instance, due to non-Michigan investments), it is now reduced and will be eliminated by 1998.

MINNESOTA. Minnesota relies heavily on a progressive individual income tax and a retail sales tax for revenue, which results in a fiscal system unusually sensitive to economic conditions. Economic and State fiscal conditions have improved. As of September 1997, the State's adjusted unemployment rate was 3.2% compared with a national rate of 4.9%. Projections indicate the State ended fiscal 1997 with a General Fund balance of $861 million.

The State's general obligation bonds are rated Aaa, AAA and AAA, by Moody's, S&P and Fitch, respectively.

MINNESOTA TAXES. In the opinion of Faegre & Benson, special Minnesota tax counsel to the Fund, provided that the Fund qualifies as a "regulated investment company" under the Code, and subject to the discussion in the paragraph below, exempt-interest dividends paid by the Fund will be exempt from the regular Minnesota personal income tax imposed on individuals, estates and trusts that are subject to Minnesota taxation to the extent that such dividends qualify as exempt-interest dividends of a regulated investment company under section 852(b)(5) of the Internal Revenue Code which are derived from interest income on tax-exempt obligations of Minnesota, or its political or governmental subdivisions, municipalities, governmental agencies or instrumentalities ("Minnesota Sources"); provided, however, such exemption from the regular Minnesota personal income tax is available only if the portion of the exempt-interest dividends from such Minnesota Sources that is paid to all shareholders represents 95% or more of the exempt-interest dividends that are paid by the Fund. For this purpose, provided that the Portfolio is taxed federally as a partnership and not as a corporation, the Fund will be treated as owning its proportionate share of the assets of the Portfolio and the income derived from such assets. The Fund and the Portfolio intend to invest their respective assets so that each will meet the 95% test. However, if the 95% test is not met, all exempt-interest dividends that are paid by the Fund will be subject to the regular Minnesota personal income tax. Even if the 95% test is met, to the extent that exempt-interest dividends paid by the Fund are not derived from the Minnesota Sources referred to in the first sentence of this paragraph, they will be subject to the regular Minnesota personal income tax. Other distributions of the Fund, including distributions derived from net short-term and long-term capital gains, are generally not exempt from the regular Minnesota personal income tax imposed on individuals, estates and trusts.

Legislation enacted in 1995 provides that it is the intent of the Minnesota legislature that interest income on obligations of Minnesota governmental units, including obligations of the Minnesota Sources described above, and exempt-interest dividends that are derived from interest income on such obligations, be included in the net income of individuals, estates, and trusts for Minnesota income tax purposes if it is judicially determined that the exemption by Minnesota of such interest or such exempt-interest dividends unlawfully discriminates against interstate commerce because interest income on obligations of governmental issuers located in other states, or exempt- interest dividends derived from such obligations, is so included. This provision applies to taxable years that begin during or after the calendar year in which such judicial decision becomes final, regardless of the date on which the obligations were issued, and other remedies apply for previous taxable years. The United States Supreme Court in 1995 denied certiorari in a case in which an Ohio state court upheld an exemption for interest income on obligations of Ohio governmental issuers, even though interest income on obligations of non-Ohio governmental issuers was subject to tax. In 1997, the United States Supreme Court denied certiorari in a subsequent case from Ohio, involving the same taxpayer and the same issue, in which the Ohio Supreme Court refused to reconsider the merits of the case on the ground that the previous final state court judgment barred any claim arising out of the transaction that was the subject of the previous action. It cannot be predicted whether a similar case will be brought in Minnesota or elsewhere, or what the outcome of such case would be.

Minnesota imposes an alternative minimum tax on individuals, estates, and trusts that is based, in part, on such taxpayers' federal alternative minimum taxable income. Accordingly, exempt-interest dividends that constitute tax preference items for purposes of the federal alternative minimum tax, even though they are derived from the Minnesota Sources described above, will be included in the base upon which such Minnesota alternative minimum tax is computed. In addition, the entire portion of exempt-interest dividends that is derived from sources other than the Minnesota Sources described above also is subject to the Minnesota alternative minimum tax imposed on such individuals, estates and trusts. Furthermore, should the 95% test that is described above fail to be met, all of the exempt-interest dividends that are paid by the Fund, including all of those derived from the Minnesota Sources described above, will be subject to the Minnesota alternative minimum tax imposed on such shareholders.

Distributions from the Fund will be included in taxable income and in alternative minimum taxable income, for purposes of determining the Minnesota franchise tax imposed on corporations subject to Minnesota taxation. Such distributions may also be taken into account in certain cases in determining the minimum fee that is imposed on corporations, S corporations, and partnerships.

Interest on indebtedness which is incurred or continued by an individual, a trust or an estate to purchase or carry shares of the Fund generally will not be deductible for regular Minnesota personal income tax purposes or Minnesota alternative minimum tax purposes.

NEW JERSEY. Fiscal year 1996 ended with total revenues up 4.3% to $15.6 billion. However, total spending increased to $16.3 billion. As of January 1, 1996, New Jersey fulfilled Governor Whitman's promised personal income tax cut of 30%. Even so, tax revenues were up in all categories with income tax receipts up by 4.3%. The higher spending level resulted in a decrease of total fund balances to $880 million, down 7.5%.

In June 1997 the New Jersey Economic Development Authority issued $2.75 billion State Pension Funding Bonds. Citing reduced financial flexibility, Moody's placed the outlook for New Jersey's general obligations bonds on negative. Largely, however, the New Jersey economy has performed well, growing faster than its Mid-Atlantic neighbors, though slower than the nation as a whole.

New Jersey's general obligation debt is rated Aa1, AA+ and AA+ by Moody's, S&P and Fitch, respectively.

NEW JERSEY TAXES. The New Jersey Fund intends to satisfy New Jersey's statutory requirements for treatment as a "Qualified Investment Fund".The Fund has obtained an opinion of its special tax counsel, Wilentz, Goldman & Spitzer, P.A., that, provided the New Jersey Fund limits its investments to those described in this Prospectus and otherwise satisfies such statutory requirements, shareholders of the New Jersey Fund which are individuals, estates or trusts will not be required to include in their New Jersey gross income distributions from the New Jersey Fund that are attributable to interest or gain realized by the New Jersey Fund from obligations the interest on which is exempt from regular federal income tax and is exempt from New Jersey State personal income tax or other obligations statutorily free from New Jersey taxation. However, with regard to corporate shareholders, such counsel is also of the opinion that distributions from the New Jersey Fund will not be excluded from net income and shares of the New Jersey Fund will not be excluded from investment capital in determining New Jersey corporation business (franchise) and corporation income taxes for corporate shareholders.

PENNSYLVANIA. Pennsylvania has long had a large representation in the steel, mining and manufacturing industries and adverse conditions in those or other significant industries within Pennsylvania may from time to time have a correspondingly adverse effect on specific issuers within Pennsylvania or on anticipated revenue to the Commonwealth. In recent years Pennsylvania's economy has become more diversified with major new sources of growth in the service sector, including trade, medical and the health services, education and financial institutions. The unadjusted unemployment rate for Pennsylvania in August 1997 was 5.3%.

The Governor's fiscal year 1997 proposed budget contained tax reductions and certain cost reduction programs, particularly in the areas of public health and welfare. The fiscal year 1997 budget projects a small fiscal year-end unappropriated surplus. All budgetary proposals require legislative enactment.

Pennsylvania's general obligation debt is rated A1, AA and AA by Moody's, S&P and Fitch, respectively.

PENNSYLVANIA TAXES. Interest derived by the Pennsylvania Fund from obligations which are statutorily free from state taxation in Pennsylvania ("Exempt Obligations") are not taxable on pass through to shareholders for purposes of the Pennsylvania personal income tax. The term "Exempt Obligations" includes (i) those obligations issued by the Commonwealth of Pennsylvania and its political subdivisions, agencies and instrumentalities, the interest from which is statutorily free from state taxation in the Commonwealth of Pennsylvania, and
(ii) certain qualifying obligations of U.S. territories and possessions, or U.S. Government obligations. Distributions attributable to most other sources, including capital gains, will not be exempt from Pennsylvania personal income tax.

Corporate shareholders that are subject to the Pennsylvania corporate net income tax will not be subject to corporate net income tax on distributions of interest made by the Pennsylvania Fund, provided such distributions are attributable to Exempt Obligations. Distributions of capital gain attributable to Exempt Obligations are subject to the Pennsylvania corporate net income tax. An investment in the Pennsylvania Fund is also exempt from the Pennsylvania Gross Premiums tax.

Shares of the Pennsylvania Fund which are held by individual shareholders who are Pennsylvania residents and subject to the Pennsylvania county personal property tax will be exempt from such tax to the extent that the obligations held by the Pennsylvania Portfolio consist of Exempt Obligations on the annual assessment date. Corporations are not subject to Pennsylvania personal property taxes.

For individual shareholders who are residents of the City of Philadelphia, distributions of interest derived from Exempt Obligations will not be taxable for purposes of the Philadelphia School District Investment Net Income Tax ("Philadelphia School District Tax"), provided that the Pennsylvania Portfolio reports to its investors the percentage of Exempt Obligations held by it for the year. The Pennsylvania Portfolio will report such percentage to its investors.

TEXAS. Employment in Texas continued to expand during the 1990s. During April 1997, non-farm employment in Texas was 8.4 million. Over the past year, Texas has gained more than 220,000 jobs, an increase of 2.7%, with most of the growth occurring in the services and trade sectors of the economy. Unemployment as of August 1997 was 5.4% versus the national rate of 4.9%.

The State is expected to end the fiscal year ended August 31, 1997 with a $1.235 million operating surplus in the General Revenue Fund. The General Revenue Fund balance was $2.27 billion at the end of fiscal year 1996.

General obligations of Texas are rated AA, Aa2 and AA+ by S&P, Moody's and Fitch, respectively. Both S&P and Fitch have a stable outlook for the State.

TEXAS TAXES. Texas does not impose a state income tax on individuals. To the extent that distributions from the Texas Fund are included in a corporate shareholder's surplus, they will be subject to the Texas franchise tax that is based on net worth.

PUERTO RICO. The economy of Puerto Rico is dominated by the manufacturing and service sectors. Although the economy of Puerto Rico expanded significantly from fiscal 1984 through fiscal 1990, the rate of this expansion has slowed through 1996. Growth is dependent on the state of the U.S. economy and the relative stability in the price of oil, the exchange rate of the U.S. dollar and the cost of borrowing. Section 936 (a tax incentive that has encouraged economic growth in Puerto Rico) will be phased out over a ten year period. At this time, it is uncertain as to the implication the change will have on the Puerto Rican economy. Although the Puerto Rico unemployment rate has declined substantially since 1985, the seasonally adjusted unemployment rate for 1996 was approximately 13.8%. The North American Free Trade Agreement (NAFTA), which became effective January 1, 1994, could lead to the loss of Puerto Rico's lower salaried or labor intensive jobs to Mexico.

S&P rates Puerto Rico general obligations debt A, while Moody's rates it Baa1; these ratings have been in place since 1956 and 1976, respectively. S&P assigned a negative outlook on Puerto Rico's rating on April 26, 1994 which was changed to stable on December 16, 1996.

[LOGO]               Investing
EATON VANCE          for the
================     21st
    Mutual Funds     Century

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Eaton Vance Arizona Municipals Fund
Eaton Vance Colorado Municipals Fund
Eaton Vance Connecticut Municipals Fund
Eaton Vance Michigan Municipals Fund
Eaton Vance Minnesota Municipals Fund
Eaton Vance New Jersey Municipals Fund
Eaton Vance Pennsylvania Municipals Fund
Eaton Vance Texas Municipals Fund



PROSPECTUS
DECEMBER 1, 1997



-------------------------------------------------------------------------------

PORTFOLIO INVESTMENT ADVISER
Boston Management and Research, 24 Federal Street, Boston, MA 02110

FUND ADMINISTRATOR
Eaton Vance Management, 24 Federal Street, Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110
(800) 225-6265

CUSTODIAN
Investors Bank & Trust Company, 200 Clarendon Street, Boston, MA 02116

TRANSFER AGENT
First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123
(800) 262-1122

AUDITORS
Deloitte & Touche LLP, 125 Summer Street, Boston, MA 02110

                                                                        C12/1ABP

                                                        STATEMENT OF
                                                        ADDITIONAL INFORMATION
                                                        December 1, 1997

                       EATON VANCE ARIZONA MUNICIPALS FUND
                      EATON VANCE COLORADO MUNICIPALS FUND
                     EATON VANCE CONNECTICUT MUNICIPALS FUND
                      EATON VANCE MICHIGAN MUNICIPALS FUND
                      EATON VANCE MINNESOTA MUNICIPALS FUND
                     EATON VANCE NEW JERSEY MUNICIPALS FUND
                    EATON VANCE PENNSYLVANIA MUNICIPALS FUND
                        EATON VANCE TEXAS MUNICIPALS FUND

                                24 Federal Street
                           Boston, Massachusetts 02110
                                 (800) 225-6265

    This Statement of Additional Information provides general information about the Funds listed above and their corresponding Portfolios. This Statement of Additional Information is sometimes referred to herein as the "SAI".

                                TABLE OF CONTENTS
                                                                          Page
Additional Information about Investment Policies ........................    1
Investment Restrictions .................................................    7
Trustees and Officers ...................................................    9
Investment Adviser and Administrator ....................................   11
Custodian ...............................................................   14
Services for Accumulation -- Class A Shares .............................   15
Service for Withdrawal ..................................................   15
Determination of Net Asset Value ........................................   15
Investment Performance ..................................................   16
Taxes ...................................................................   17
Principal Underwriter ...................................................   19
Service Plan -- Class A Shares ..........................................   21
Distribution Plan -- Class B Shares .....................................   21
Portfolio Security Transactions .........................................   23
Other Information .......................................................   24
Independent Certified Public Accountants ................................   26
Financial Statements ....................................................   26
Appendix A: Class A Shares ..............................................  a-1
Appendix B: Class B Shares ..............................................  b-1
Appendix C: State Specific Information ..................................  c-1
Appendix D: Tax Equivalent Yield Tables .................................  d-1
Appendix E: Ratings .....................................................  e-1

    Although each Fund offers only its shares of beneficial interest, it is possible that a Fund (or Class) might become liable for a misstatement or omission in this Statement of Additional Information regarding another Fund (or Class) because the Funds use this combined Statement of Additional Information. The Trustees of the Trust have considered this factor in approving the use of a combined Statement of Additional Information.

    THIS COMBINED STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE FUNDS' PROSPECTUS DATED DECEMBER 1, 1997, AS SUPPLEMENTED FROM TIME TO TIME, WHICH IS INCORPORATED HEREIN BY REFERENCE. THIS COMBINED STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING EATON VANCE DISTRIBUTORS, INC. (THE "PRINCIPAL UNDERWRITER") (SEE BACK COVER FOR ADDRESS AND PHONE NUMBER).

    This SAI provides information about the Funds and the Portfolios. Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the Prospectus. The Funds are subject to the same investment policies as those of the Portfolio. Each Fund currently seeks to achieve its objective by investing in its corresponding Portfolio.

               ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES

MUNICIPAL OBLIGATIONS
    Municipal obligations are issued to obtain funds for various public and private purposes. Such obligations include bonds as well as tax-exempt commercial paper, project notes and municipal notes such as tax, revenue and bond anticipation notes of short maturity, generally less than three years. In general, there are three categories of municipal obligations the interest on which is exempt from federal income tax and is not a tax preference item for purposes of the AMT: (i) certain "public purpose" obligations (whenever issued), which include obligations issued directly by state and local governments or their agencies to fulfill essential governmental functions; (ii) certain obligations issued before August 8, 1986 for the benefit of non-governmental persons or entities; and (iii) certain "private activity bonds" issued after August 7, 1986 which include "qualified Section 501(c)(3) bonds" or refundings of certain obligations included in the second category. In assessing the federal income tax treatment of interest on any municipal obligation, the Portfolio will generally rely on an opinion of the issuer's counsel (when available) and will not undertake any independent verification of the basis for the opinion. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds.

    Interest on certain "private activity bonds" issued after August 7, 1986 is exempt from regular federal income tax, but such interest (including a distribution by a Fund derived from such interest) is treated as a tax preference item which could subject the recipient to or increase the recipient's liability for the AMT. For corporate shareholders, a Fund's distributions derived from interest on all municipal obligations (whenever issued) is included in "adjusted current earnings" for purposes of the AMT as applied to corporations (to the extent not already included in alternative minimum taxable income as income attributable to private activity bonds).

    Any recognized gain or income attributable to market discount on long-term tax-exempt municipal obligations (i.e., obligations with a term of more than one year) purchased after April 30, 1993 other than, in general, at their original issue, is taxable as ordinary income. A long-term debt obligation is generally treated as acquired at a market discount if purchased after its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimis exclusion.

    Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate and amount.

    The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water, sewer and solid waste disposal systems; highways, bridges and tunnels; port, airport and parking facilities; transportation systems; housing facilities, colleges and universities and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without legal obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are normally secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations. Such payments are usually subject to annual appropriations by the state or locality.

    Industrial development and pollution control bonds, although nominally issued by municipal authorities, are in most cases revenue bonds and are generally not secured by the taxing power of the municipality, but are usually secured by the revenues derived by the authority from payments of the industrial user or users.

    Each Portfolio may on occasion acquire revenue bonds which carry warrants or similar rights covering equity securities. Such warrants or rights may be held indefinitely, but if exercised, the Portfolio anticipates that it would, under normal circumstances, dispose of any equity securities so acquired within a reasonable period of time.

    While most municipal bonds pay a fixed rate of interest semi-annually in cash, there are exceptions. Some bonds pay no periodic cash interest, but rather make a single payment at maturity representing both principal and interest. Bonds may be issued or subsequently offered with interest coupons materially greater or less than those then prevailing, with price adjustments reflecting such deviation.

    The obligations of any person or entity to pay the principal of and interest on a municipal obligation are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of any person or entity to pay when due principal of and interest on a municipal obligation may be materially affected. There have been recent instances of defaults and bankruptcies involving municipal obligations which were not foreseen by the financial and investment communities. Each Portfolio will take whatever action it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer of any municipal obligation or of the underlying source of funds for debt service. Such action may include retaining the services of various persons or firms (including affiliates of the Investment Adviser) to evaluate or protect any real estate, facilities or other assets securing any such obligation or acquired by a Portfolio as a result of any such event, and a Portfolio may also manage (or engage other persons to manage) or otherwise deal with any real estate, facilities or other assets so acquired. The Portfolio anticipates that real estate consulting and management services may be required with respect to properties securing various municipal obligations in its portfolio or subsequently acquired by the Portfolio. The Portfolio will incur additional expenditures in taking protective action with respect to portfolio obligations in default and assets securing such obligations.

    The yields on municipal obligations will be dependent on a variety of factors, including purposes of issue and source of funds for repayment, general money market conditions, general conditions of the municipal bond market, size of a particular offering, maturity of the obligation and rating of the issue. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the municipal obligations which they undertake to rate. It should be emphasized, however, that ratings are based on judgment and are not absolute standards of quality. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. In addition, the market price of such obligations will normally fluctuate with changes in interest rates, and therefore the net asset value of a Portfolio will be affected by such changes.

RISKS OF CONCENTRATION
Municipal Obligations of a Particular State. For a discussion of the risks associated with a Portfolio's policy of concentrating its investments in particular State issuers of municipal obligations, see "Risks of Concentration" in Appendix C.

Obligations of Particular Types of Issuers. Each Portfolio may invest 25% or more of its total assets in municipal obligations of the same type. There could be economic, business or political developments which might affect all municipal obligations of the same type. In particular, investments in industrial revenue bonds might involve (without limitation) the following risks.

    Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. Among the influences affecting a hospital's gross receipts and net income available to service its debt are demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding and possible federal legislation limiting the rates of increase of hospital charges.

    Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by safety and environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, and in achieving timely and adequate rate relief from regulatory commissions, effects of energy conservation and limitations on the capacity of the capital market to absorb utility debt.

    Life care facilities are an alternative form of long-term housing for the elderly which offer residents the independence of a condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state and local authorities. Since the bonds are normally secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues sufficient to meet debt service payments. Moreover, since a portion of housing, medical care and other services may be financed by an initial deposit, it is important that the facility maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures is an important factor in this process. The facilities may also be affected adversely by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector.

Obligations of Puerto Rico, the U.S. Virgin Islands and Guam. Subject to each Fund's investment policies as set forth in the Prospectus, each Portfolio may invest in the obligations of Puerto Rico, the U.S. Virgin Islands and Guam. Accordingly, the Portfolio may be adversely affected by local political and economic conditions and developments within Puerto Rico, the U.S. Virgin Islands and Guam affecting the issuers of such obligations.

    Puerto Rico has a diversified economy dominated by the manufacturing and service sectors. Manufacturing is the largest sector in terms of gross domestic product and is more diversified than during earlier phases of Puerto Rico's industrial development. The three largest sectors of the economy (as a percentage of employment) are services (25%), government (22%) and manufacturing (15%). These three sectors represent 11%, 11% and 41%, respectively, of the gross domestic product. The service sector is the fastest growing, followed by manufacturing which has begun to show signs of expansion. The North American Free Trade Agreement ("NAFTA"), which became effective January 1, 1994, has led to loss of lower wage jobs such as textiles, but economic growth in other areas, particularly high tech have more than compensated.

    The Commonwealth of Puerto Rico exercises virtually the same control over its internal affairs as do the fifty states; however, it differs from the states in its relationship with the federal government. Most federal taxes, except those such as social security taxes that are imposed by mutual consent, are not levied in Puerto Rico. However, in conjunction with the 1993 U.S. budget plan,
Section 936 of the Code was amended and provided for two alternative limitations to the Section 936 credit. The first option limited the credit against such income to 40% of the credit allowable under then current law, with a five year phase-in period starting at 60% of the allowable credit. The second option was a wage and depreciation based credit. Additional amendments to Section 936 in 1996 imposed caps on these credits, beginning in 1998 for the first option and beginning in 2002 for the second option. More importantly, the 1996 amendments eliminated both options for taxable years beginning in 2006. The eventual elimination of tax benefits to those U.S. companies with operations in Puerto Rico may lead to slower growth in the future. There can be no assurance that this will not lead to a weakened economy, a lower rating on Puerto Rico's debt or lower prices for Puerto Rican bonds that may be held by the Portfolio in the long-term. Short-term affects are minimal. Countering the loss of investment tax incentives are the government's pro-business stance, improvements in education, and privatization of government owned businesses. Further, Puerto Rico has taken steps to increase tax collection through tax code simplification and enforcement.

    Puerto Rico's financial reporting was first conformed to generally accepted accounting principles in fiscal 1990. Nonrecurring revenues have been used frequently to balance recent years' budgets. In November, 1993 Puerto Ricans voted on whether they wished to retain their Commonwealth status, become a state or establish an independent nation. Puerto Ricans voted to retain Commonwealth status, leaving intact the current relationship with the federal government. A successful statehood vote in Puerto Rico would then require the U.S. Congress to ratify the election. The pro-statehood administration would like to bring the issue to a new vote again in November 1998, though it may be delayed. Sentiment appears marginally in favor of statehood.

    The United States Virgin Islands (USVI) are located approximately 1,100 miles east-southeast of Miami and are made up of St. Croix, St. Thomas and St. John. The economy is heavily reliant on the tourism industry, with roughly 43% of non-agricultural employment in tourist-related trade and services. In 1996, unemployment stood at 13.8%. The tourism industry is economically sensitive and would likely be adversely affected by a recession in either the United States or Europe.

    An important component of the USVI revenue base is the federal excise tax on rum exports. Tax revenues rebated by the federal government to the USVI provide the primary security of many outstanding USVI bonds. Since more than 90% of the rum distilled in the USVI is distilled at one plant, any interruption in its operations (as occurred after Hurricane Hugo in 1989) would adversely affect these revenues. Consequently, there can be no assurance that rum exports to the United States and the rebate of tax revenues to the USVI will continue at their present levels. The preferential tariff treatment the USVI rum industry currently enjoys could be reduced under NAFTA. Increased competition from Mexican rum producers could reduce USVI rum imported to the U.S., decreasing excise tax revenues generated. The USVI is periodically hit by hurricanes. Several hurricanes have caused extensive damage, which has had a negative impact on revenue collections. There is currently no rated, unenhanced Virgin Islands debt outstanding (although there is unrated debt outstanding).

    Guam, an unincorporated U.S. territory, is located 1,500 miles southeast of Tokyo. The U.S. military is a key component of Guam's economy. The federal government directly comprises more than 10% of the employment base, with a substantial component of the service sector to support these personnel. The Naval Air Station, one of several U.S. military facilities on the island, has been slated for closure by the Defense Base Closure and Realignment Committee; however, the administration plans to use these facilities to expand the island's commercial airport. Guam is also heavily reliant on tourists, particularly the Japanese. For 1995, the government realized a General Fund operating surplus. The administration has taken steps to improve its financial position; however, there are no guarantees that an improvement will be realized. Guam's general obligation debt is rated BBB by S&P with a negative outlook.

MUNICIPAL LEASES
    Each Portfolio may invest in municipal leases and participations therein, which arrangements frequently involve special risks. Municipal leases are obligations in the form of a lease or installment purchase arrangement which is issued by state or local governments to acquire equipment and facilities. Interest income from such obligations is generally exempt from local and state taxes in the state of issuance. "Participations" in such leases are undivided interests in a portion of the total obligation. Participations entitle their holders to receive a pro rata share of all payments under the lease. A trustee is usually responsible for administering the terms of the participation and enforcing the participants' rights in the underlying lease. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased assets to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. State debt-issuance limitations are deemed to be inapplicable to these arrangements because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Such arrangements are, therefore, subject to the risk that the governmental issuer will not appropriate funds for lease payments.

    Certain municipal lease obligations owned by each Portfolio may be deemed illiquid for the purpose of the Portfolio's 15% limitation on investments in illiquid securities, unless determined by the Investment Adviser, pursuant to guidelines adopted by the Trustees of a Portfolio, to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations, the Investment Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Investment Adviser will consider factors unique to particular lease obligations affecting the marketability thereof. These include the general creditworthiness of the municipality, the importance of the property covered by the lease to the municipality, and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Portfolio. In the event a Portfolio acquires an unrated municipal lease obligation, the Investment Adviser will be responsible for determining the credit quality of such obligation on an on-going basis, including an assessment of the likelihood that the lease may or may not be cancelled.

ZERO COUPON BONDS
    Zero coupon bonds are debt obligations which do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.

INSURANCE
    Insured municipal obligations held by a Portfolio (if any) will be insured as to their scheduled payment of principal and interest under either (i) an insurance policy obtained by the issuer or underwriter of the obligation at the time of its original issuance or (ii) an insurance policy obtained by a Portfolio or a third party subsequent to the obligation's original issuance (which may not be reflected in the obligation's market value). In either event, such insurance may provide that in the event of non-payment of interest or principal when due with respect to an insured obligation, the insurer is not required to make such payment until a specified time has lapsed (which may be 30 days or more after notice).

CREDIT QUALITY
    Each Portfolio is dependent on the Investment Adviser's judgment, analysis and experience in evaluating the quality of municipal obligations. In evaluating the credit quality of a particular issue, whether rated or unrated, the Investment Adviser will normally take into consideration, among other things, the financial resources of the issuer (or, as appropriate, of the underlying source of funds for debt service), its sensitivity to economic conditions and trends, any operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters. The Investment Adviser will attempt to reduce the risks of investing in the lowest investment grade, below investment grade and comparable unrated obligations through active portfolio management, credit analysis and attention to current developments and trends in the economy and the financial markets.

    See "Portfolio of Investments" in the "Financial Statements" incorporated by reference into this SAI with respect to any defaulted obligations held by a Portfolio.

SHORT-TERM TRADING
    Each Portfolio may sell (and later purchase) securities in anticipation of a market decline (a rise in interest rates) or purchase (and later sell) securities in anticipation of a market rise (a decline in interest rates). In addition, a security may be sold and another purchased at approximately the same time to take advantage of what a Portfolio believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of municipal obligations or changes in the investment objectives of investors. Such trading may be expected to increase the portfolio turnover rate, which may increase capital gains and the expenses incurred in connection with such trading. A Portfolio cannot accurately predict its portfolio turnover rate, but it is anticipated that the annual portfolio turnover rate will generally not exceed 100% (excluding turnover of securities having a maturity of one year or less). A 100% annual turnover rate would occur, for example, if all the securities held by a Portfolio were replaced once in a period of one year. A high turnover rate (100% or more) necessarily involves greater expenses to the Portfolio. Each Portfolio engages in portfolio trading (including short-term trading) if it believes that a transaction including all costs will help in achieving its investment objective. For the portfolio turnover rate of each Portfolio in prior fiscal years, see "Supplementary Data" in the financial statements contained in the annual report attached hereto.

WHEN-ISSUED SECURITIES
    New issues of municipal obligations are sometimes offered on a "when-issued" basis, that is, delivery and payment for the securities normally take place within a specified number of days after the date of a Portfolio's commitment and are subject to certain conditions such as the issuance of satisfactory legal opinions. Each Portfolio may also purchase securities on a when-issued basis pursuant to refunding contracts in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts generally require the issuer to sell and a Portfolio to buy such securities on a settlement date that could be several months or several years in the future.

    Each Portfolio will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but may sell such securities before the settlement date if it is deemed advisable as a matter of investment strategy. The payment obligation and the interest rate that will be received on the securities are fixed at the time a Portfolio enters into the purchase commitment. When a Portfolio commits to purchase a security on a when-issued basis it records the transaction and reflects the value of the security in determining its net asset value. Securities purchased on a when-issued basis and the securities held by a Portfolio are subject to changes in value based upon the perception of the creditworthiness of the issuer and changes in the level of interest rates (i.e., appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent that a Portfolio remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be greater fluctuations in the Portfolio's net asset value than if it solely set aside cash to pay for when-issued securities.

VARIABLE RATE OBLIGATIONS
    Each Portfolio may purchase variable rate obligations. Variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semi-annually, etc.). The revised rates are usually set at the issuer's discretion, in which case the investor normally enjoys the right to "put" the security back to the issuer or his agent. Rate revisions may alternatively be determined by formula or in some other contractual fashion. Variable rate obligations normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest and are frequently secured by letters of credit or other credit support arrangements provided by banks. To the extent that such letters of credit or other arrangements constitute an unconditional guarantee of the issuer's obligations, a bank may be treated as the issuer of a security for the purpose of complying with the diversification requirements set forth in Section 5(b) of the 1940 Act and Rule 5b-2 thereunder. Each Portfolio would anticipate using these obligations as cash equivalents pending longer term investment of its funds.

REDEMPTION, DEMAND AND PUT FEATURES
    Most municipal bonds have a fixed final maturity date. However, it is commonplace for the issuer to reserve the right to call the bond earlier. Also, some bonds may have "put" or "demand" features that allow early redemption by the bondholder. Longer term fixed-rate bonds may give the holder a right to request redemption at certain times (often annually after the lapse of an intermediate term). These bonds are more defensive than conventional long term bonds (protecting to some degree against a rise in interest rates) while providing greater opportunity than comparable intermediate term bonds, because the Portfolio may retain the bond if interest rates decline. By acquiring these kinds of obligations a Portfolio obtains the contractual right to require the issuer of the security or some other person (other than a broker or dealer) to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement with the seller or some other person. Because this right is assignable with the security, which is readily marketable and valued in the customary manner, the Portfolio will not assign any separate value to such right.

LIQUIDITY AND PROTECTIVE PUT OPTIONS
    Each Portfolio may also enter into a separate agreement with the seller of the security or some other person granting the Portfolio the right to put the security to the seller thereof or the other person at an agreed upon price. Each Portfolio intends to limit this type of transaction to institutions (such as banks or securities dealers) which the Investment Adviser believes present minimal credit risks and would engage in this type of transaction to facilitate portfolio liquidity or (if the seller so agrees) to hedge against rising interest rates. There is no assurance that this kind of put option will be available to a Portfolio or that selling institutions will be willing to permit a Portfolio to exercise a put to hedge against rising interest rates. A separate put option may not be marketable or otherwise assignable, and sale of the security to a third party or lapse of time with the put unexercised may terminate the right to exercise the put. A Portfolio does not expect to assign any value to any separate put option which may be acquired to facilitate portfolio liquidity, inasmuch as the value (if any) of the put will be reflected in the value assigned to the associated security; any put acquired for hedging purposes would be valued in good faith under methods or procedures established by the Trustees of the Portfolio after consideration of all relevant factors, including its expiration date, the price volatility of the associated security, the difference between the market price of the associated security and the exercise price of the put, the creditworthiness of the issuer of the put and the market prices of comparable put options. Interest income generated by certain bonds having put or demand features may not qualify as tax-exempt interest.

SECURITIES LENDING
    Each Portfolio may seek to increase its income by lending portfolio securities to broker-dealers or other institutional borrowers. Under present regulatory policies of the Commission, such loans are required to be secured continuously by collateral in cash, cash equivalents or U.S. Government securities held by the Portfolio's custodian and maintained on a current basis at an amount at least equal to the market value of the securities loaned, which will be marked to market daily. Cash equivalents include short-term municipal obligations as well as taxable certificates of deposit, commercial paper and other short-term money market instruments. A Portfolio would have the right to call a loan and obtain the securities loaned at any time on up to five business days' notice. During the existence of a loan, the Portfolio will continue to receive the equivalent of the interest paid by the issuer on the securities loaned and will also receive a fee, or all or a portion of the interest on investment of the collateral, if any. However, the Portfolio may pay lending fees to such borrowers. A Portfolio would not have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. However, the loans will be made only to organizations deemed by the Portfolio's management to be of good standing and when, in the judgment of the Portfolio's management, the consideration which can be earned from securities loans of this type, net of administrative expenses and any finders' fees, justifies the attendant risk. Distributions by a Fund of any income realized by a Portfolio from securities loans will be taxable. If the management of the Portfolio decides to make securities loans, it is intended that the value of the securities loaned would not exceed 30% of a Portfolio's total assets. Each Portfolio has no present intention of engaging in securities lending.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
    A change in the level of interest rates may affect the value of the securities held by a Portfolio (or of securities that a Portfolio expects to purchase). To hedge against changes in rates, a Portfolio may enter into (i) futures contracts for the purchase or sale of debt securities and (ii) futures contracts on securities indices. All futures contracts entered into by a Portfolio are traded on exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant exchange. The Portfolio may purchase and write call and put options on futures contracts which are traded on a United States or foreign exchange or board of trade. The Portfolio will be required, in connection with transactions in futures contracts and the writing of options on futures, to make margin deposits, which will be held by the Portfolio's custodian for the benefit of the futures commission merchant through whom the Portfolio engages in such futures and options transactions.

    Some futures contracts and options thereon may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit transactions in an exchange-traded instrument, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Portfolio from closing out positions and limiting its losses.

    Each Portfolio will engage in futures and related options transactions only for bona fide hedging purposes as defined in or permitted by CFTC regulations. The Portfolio will determine that the price fluctuations in the futures contracts and options on futures are substantially related to price fluctuations in securities held by the Portfolio or which it expects to purchase. The Portfolio's futures transactions will be entered into for traditional hedging purposes -- that is, futures contracts will be sold to protect against a decline in the price of securities that the Portfolio owns, or futures contracts will be purchased to protect the Portfolio against an increase in the price of securities it intends to purchase. Each Portfolio will engage in transactions in futures and related options contracts only to the extent such transactions are consistent with the requirements of the Code for maintaining qualification of a Fund as a regulated investment company for federal income tax purposes (see "Taxes").

ASSET COVERAGE REQUIREMENTS
    Transactions involving when-issued securities or futures contracts and options (other than options that the Portfolio has purchased) expose the Portfolio to an obligation to another party. A Portfolio will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities or other options or futures contracts, or (2) cash or liquid securities (such as readily marketable obligations and money market instruments) with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each Portfolio will comply with Commission guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount. The securities in the segregated account will be marked to market daily.

    Assets used as cover or held in a segregated account maintained by the custodian cannot be sold while the position requiring coverage or segregation is outstanding unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Portfolio's assets to segregated accounts or to cover could impede portfolio management or a Portfolio's ability to meet redemption requests or other current obligations.

                           INVESTMENT RESTRICTIONS

    The following investment restrictions of each Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of a Fund's outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of a Fund present or represented by proxy at a meeting if the holders of more than 50% of the shares are present or represented at the meeting or (b) more than 50% of the shares of a Fund. Accordingly, each Fund may not:

    (1) Borrow money or issue senior securities except as permitted by the 1940 Act;

    (2) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin;

    (3) Underwrite or participate in the marketing of securities of others, except insofar as it may technically be deemed to be an underwriter in selling a portfolio security under circumstances which may require the registration of the same under the Securities Act of 1933;

    (4) Purchase or sell real estate (including limited partnership interests in real estate but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest or deal in real estate or securities which are secured by real estate);

    (5) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities; or

    (6) Make loans to any person except by (a) the acquisition of debt instruments and making portfolio investments, (b) entering into repurchase agreements and (c) lending portfolio securities.

    Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

    Each Portfolio has adopted substantially the same fundamental investment restrictions as the foregoing investment restrictions adopted by each Fund; such restrictions cannot be changed without the approval of a "majority of the outstanding voting securities" of a Portfolio.

    The Funds and the Portfolios have adopted the following investment policies which may be changed by the Trust with respect to a Fund without approval by that Fund's shareholders or with respect to the Portfolio without approval of a Fund or its other investors. As a matter of nonfundamental policy, the Fund and the Portfolio will not: (a) engage in options, futures or forward transactions if more than 5% of its net assets, as measured by the aggregate of the premiums paid by the Fund or the Portfolio, would be so invested; (b) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short and unless not more than 25% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time; (c) invest more than 15% of its net assets in investments which are not readily marketable, including restricted securities and repurchase agreements maturing in more than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued pursuant to Section 4(2) of said Act that the Board of Trustees of the Trust or the Portfolio, or its delegate, determines to be liquid; or (d) purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust or the Portfolio or is a member, officer, director or trustee of any investment adviser of the Trust or the Portfolio, if after the purchase of the securities of such issuer by the Fund or the Portfolio one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities or both (all taken at market value) of such issuer and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities or both (all taken at market value).

    For purposes of a Portfolio's investment restrictions, the determination of the "issuer" of a municipal obligation which is not a general obligation bond will be made by the Portfolio's Investment Adviser on the basis of the characteristics of the obligation and other relevant factors, the most significant of which is the source of funds committed to meeting interest and principal payments of such obligations.

    Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset, or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund's or the Portfolio's acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances, or any subsequent rating change below investment grade made by a rating service, will not compel the Fund or the Portfolio, as the case may be, to dispose of such security or other asset. Where applicable and notwithstanding the foregoing, under normal market conditions the Fund and the Portfolio must take actions necessary to comply with the policy of investing at least 65% of total assets in a particular State. Moreover, the Fund and Portfolio must always be in compliance with the borrowing policies set forth above.

                            TRUSTEES AND OFFICERS

    The Trustees and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Unless otherwise noted, the business address of each Trustee and officer is 24 Federal Street, Boston, Massachusetts 02110, which is also the address of the Investment Adviser, BMR, a wholly-owned subsidiary of Eaton Vance Management ("Eaton Vance"); of Eaton Vance's parent, Eaton Vance Corp. ("EVC"); and of BMR's and Eaton Vance's trustee, Eaton Vance, Inc. ("EV"). Eaton Vance and EV are both wholly-owned subsidiaries of EVC. Those Trustees who are "interested persons" of the Trust or the Portfolio, as defined in the 1940 Act by virtue of their affiliation with BMR, Eaton Vance, EVC or EV, are indicated by an asterisk(*).

                   TRUSTEES OF THE TRUST AND THE PORTFOLIOS

DONALD R. DWIGHT (66), Trustee
President of Dwight Partners, Inc. (a corporate relations and communications company); Chairman of the Board of Newspapers of New England, Inc. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Clover Mill Lane, Lyme, New Hampshire 03768

JAMES B. HAWKES (56), Vice President and Trustee*
Chairman, President and Chief Executive Officer of BMR, Eaton Vance, EVC and EV, and a Director of EVC and EV. Director, Trustee and officer of various investment companies managed by Eaton Vance or BMR.

SAMUEL L. HAYES, III (62), Trustee
Jacob H. Schiff Professor of Investment Banking, Harvard University Graduate
  School of Business Administration. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Harvard University Graduate School of Business Administration, Soldiers Field Road, Boston, Massachusetts 02163

NORTON H. REAMER (62), Trustee

President and Director, United Asset Management Corporation (a holding company owning institutional investment management firms); Chairman, President and Director, UAM Funds (mutual funds). Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: One International Place, Boston, Massachusetts 02110

JOHN L. THORNDIKE (71), Trustee
Formerly Director of Fiduciary Company Incorporated. Director or Trustee of
  various investment companies managed by Eaton Vance or BMR.
Address: 175 Federal Street, Boston, Massachusetts 02110

JACK L. TREYNOR (67), Trustee
Investment Adviser and Consultant. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 504 Via Almar, Palos Verdes Estates, California 90274

                   OFFICERS OF THE TRUST AND THE PORTFOLIOS

THOMAS J. FETTER (54), President
Vice President of BMR, Eaton Vance and EV. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Fetter was elected President of the Trust and the Portfolio on December 13, 1993.

ROBERT B. MACINTOSH (40), Vice President
Vice President of BMR, Eaton Vance and EV. Officer of various investment companies managed by Eaton Vance or BMR. Mr. MacIntosh was elected Vice President of the Trust on March 22, 1993.

JAMES L. O'CONNOR (52), Treasurer
Vice President of BMR, Eaton Vance and EV. Officer of various investment companies managed by Eaton Vance or BMR.

ALAN R. DYNNER (57), Secretary
Vice President and Chief Legal Officer of BMR, Eaton Vance, EVC and EV since
  November 1, 1996. Previously, he was a Partner of the law firm of Kirkpatrick & Lockhart LLP, New York and Washington, D.C., and was Executive Vice President of Neuberger & Berman Management, Inc., a mutual fund management company. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Dynner was elected Secretary on June 23, 1997.

JANET E. SANDERS (62), Assistant Secretary
Vice President of BMR, Eaton Vance and EV. Officer of various investment companies managed by Eaton Vance or BMR.

A. JOHN MURPHY (34), Assistant Secretary
Assistant Vice President of BMR, Eaton Vance and EV since March 1, 1994;
  employee of Eaton Vance since March 1993. State Regulations Supervisor, The Boston Company (1991-1993). Officer of various investment companies managed by Eaton Vance or BMR. Mr. Murphy was elected Assistant Secretary on March 27, 1995.

ERIC G. WOODBURY (40), Assistant Secretary
Vice President of BMR, Eaton Vance and EV since February 1993; formerly, associate attorney at Dechert, Price & Rhoads. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Woodbury was elected Assistant Secretary on June 19, 1995.

    In addition, William H. Ahern, Jr. (38), Vice President of Eaton Vance and BMR, is a Vice President of the Colorado Portfolio. Mr. Ahern has served as Vice President of the Colorado Portfolio since June 23, 1997. Nicole Anderes
(36) is a Vice President of the Connecticut and Texas Portfolios. Ms. Anderes has served as a Vice President of the Connecticut Portfolio since June 19, 1995 and of the Texas Portfolio since December 1, 1995. Ms. Anderes has been a Vice President of BMR and Eaton Vance since 1994. Prior to joining Eaton Vance, Ms. Anderes was Vice President and portfolio manager, Lazard Freres Asset Management. Timothy T. Browse (38), Vice President of Eaton Vance and BMR, is a Vice President of the Michigan and Pennsylvania Portfolios. Mr. Browse has served as a Vice President of the Michigan Portfolio since June 19, 1995 and of the Pennsylvania Portfolio since December 1, 1995. Cynthia J. Clemson (34), Vice President of Eaton Vance and BMR, is a Vice President of the Arizona Portfolio. Ms. Clemson has served as a Vice President of the Arizona Portfolio since June 19, 1995. Ms. Anderes, Ms. Clemson, Mr. Ahern and Mr. Browse are officers of various investment companies managed by Eaton Vance or BMR.

    Messrs. Hayes (Chairman), Reamer and Thorndike are members of the Special Committee of the Board of Trustees of the Trust and of the Portfolios. The purpose of the Special Committee is to consider, evaluate and make recommendations to the full Board of Trustees concerning (i) all contractual arrangements with service providers to the Funds and the Portfolios, including investment advisory (Portfolio only), administrative, transfer agency, custodial and fund accounting and distribution services, and (ii) all other matters in which Eaton Vance or its affiliates has any actual or potential conflict of interest with the Funds, the Portfolios or investors therein.

    The Nominating Committee of the Board of Trustees of the Trust and the Portfolios is comprised of four Trustees who are not "interested persons" as that term is defined under the 1940 Act ("noninterested Trustees"). The Committee has four-year staggered terms, with one member rotating off the Committee to be replaced by another noninterested Trustee. The purpose of the Committee is to recommend to the Board nominees for the position of noninterested Trustee and to assure that at least a majority of the Board of Trustees is independent of Eaton Vance and its affiliates.

    Messrs. Treynor (Chairman) and Dwight are members of the Audit Committee of the Board of Trustees of the Trust and of the Portfolios. The Audit Committee's functions include making recommendations to the Trustees regarding the selection of the independent certified public accountants, and reviewing matters relative to trading and brokerage policies and practices, accounting and auditing practices and procedures, accounting records, internal accounting controls, and the functions performed by the custodian, transfer agent and dividend disbursing agent of the Trust and of the Portfolios.

    Trustees of the Portfolios who are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Trustees" Plan"). Under the Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by a Portfolio in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Trustees' Plan will have a negligible effect on the Portfolios' assets, liabilities, and net income per share, and will not obligate a Portfolio to retain the services of any Trustee or obligate a Portfolio to pay any particular level of compensation to the Trustee. Neither the Portfolios nor the Trust has a retirement plan for its Trustees.

    The fees and expenses of the noninterested Trustees of the Trust and of the Portfolios are paid by the Funds (and the other series of the Trust) and the Portfolios, respectively. (The Trustees of the Trust and the Portfolios who are members of the Eaton Vance organization receive no compensation from the Trust or the Portfolios). During the fiscal year ended July 31, 1997, the noninterested Trustees of the Trust and the Portfolio received the following compensation in their capacities as Trustees from the Trust and the Portfolio, and, for the year ended September 30, 1997, received the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex(1):

                                              DONALD R.       SAMUEL L.         NORTON H.       JOHN L.          JACK L.
SOURCE OF COMPENSATION                        DWIGHT(3)      HAYES, III(4)        REAMER       THORNDIKE(5)      TREYNOR

Trust(2)                                      $ 14,809        $ 13,533           $ 13,408        $ 13,894        $ 14,949
Arizona Portfolio                             $  1,553        $  1,831           $  1,687        $  1,814        $  1,812
Colorado Portfolio                                 347             316                313             324             349
Connecticut Portfolio                            2,106           2,337              2,187           2,333           2,371
Michigan Portfolio                               2,106           2,337              2,187           2,333           2,371
Minnesota Portfolio                              1,138           1,452              1,311           1,425           1,394
New Jersey Portfolio                             4,180           3,473              3,314           3,500           3,627
Pennsylvania Portfolio                           3,765           3,853              3,689           3,890           4,046
Texas Portfolio                                     34              31                 31              32              35
Trust and Fund Complex                        $145,000(6)     $152,500(7)        $145,000     $147,500(8)        $150,000

----------
(1) As of December 1, 1997, the Eaton Vance fund complex consists of 166 registered investment companies or series thereof.
(2) The Trust consisted of 52 Funds as of July 31, 1997.
(3) Mr. Dwight received deferred compensation from each Portfolio as follows:
    Arizona - $664; Colorado - $149; Connecticut - $901; Michigan - $901; Minnesota - $487; New Jersey - $1,433; Pennsylvania - $1,611; and Texas - $15.
(4) Mr. Hayes received deferred compensation from each Portfolio as follows:
    Arizona - $475; Colorado - $80; Connecticut - $603; Michigan - $602; Minnesota - $379; New Jersey - $890; Pennsylvania - $985; and Texas - $8.
(5) Mr. Thorndike received deferred compensation from each Portfolio as follows:
    Arizona - $1,364; Colorado - $240; Connecticut - $1,748; Michigan - $1,748; Minnesota - $1,076; New Jersey - $2,610; Pennsylvania - $2,898;
    and Texas - $24.
(6) Includes $5,000 of deferred compensation.
(7) Includes $28,750 of deferred compensation.
(8) Includes $82,384 of deferred compensation.

                     INVESTMENT ADVISER AND ADMINISTRATOR

    Each Portfolio engages BMR as investment adviser pursuant to an Investment Advisory Agreement, which is substantially the same for each Portfolio. BMR or Eaton Vance acts as investment adviser to investment companies and various individual and institutional clients with combined assets under management of approximately $20 billion.

    Eaton Vance, its affiliates and its predecessor companies have been managing assets of individuals and institutions since 1924 and managing investment companies since 1931. They maintain a large staff of experienced fixed-income and equity investment professionals to service the needs of their clients. The fixed-income division focuses on all kinds of taxable investment- grade and high-yield securities, tax-exempt investment-grade and high-yield securities, and U.S. Government securities. The equity division covers stocks ranging from blue chip to emerging growth companies.

    Eaton Vance and its affiliates act as adviser to a family of mutual funds, and individual and various institutional accounts, including corporations, hospitals, retirement plans, universities, foundations and trusts. Eaton Vance mutual funds feature international equities, domestic equities, tax-free municipal bonds, and U.S. government and corporate bonds. Lloyd George Management has advised Eaton Vance's international equity funds since 1992. Founded in 1991, Lloyd George is headquartered in Hong Kong with offices in London and Mumbai, India. It has established itself as a leader in investment management in Asian equities and other global markets. Lloyd George features an experienced team of investment professionals that began working together in the mid-1980s. Lloyd George analysts cover East Asia, the India subcontinent, Russia and Eastern Europe, Latin America, Australia and New Zealand from offices in Hong Kong, London and Mumbai. Together Eaton Vance and Lloyd George manage over $21 billion in assets. Eaton Vance mutual funds are distributed by the Principal Underwriter both within the United States and offshore.

    The Principal Underwriter believes that an investment professional can provide valuable services to you to help you reach your investment goals. Meeting investment goals requires time, objectivity and investment savvy. Before making an investment recommendation, a representative can help you carefully consider your short- and long-term financial goals, your tolerance for investment risk, your investment time frame, and other investments you may already own. Your professional investment representatives are knowledgeable about financial markets, as well as the wide range of investment opportunities available. A representative can help you decide when to buy, sell or persevere with your investments. A professional investment representative can provide you with tailored financial advice.

    Eaton Vance offers single-state tax-free portfolios in more states than any other sponsor of mutual funds. There are 32 long-term state portfolios, 5 national portfolios and 9 limited maturity portfolios, which serve as investment vehicles for over 100 mutual funds with varying pricing options. A staff of 29 (including 7 portfolio managers and 9 credit specialists) is responsible for the day-to-day management of over 3,500 issues in 46 mutual fund portfolios. Assets managed by the municipal investment group are currently over $7.6 billion. The investment philosophy of the municipal investment group is to: seek value by avoiding unnecessary credit risk; build portfolios one security at a time; and take a long-term approach to managing market risk. Over the long-term, the group seeks to maximize tax-free income by keeping portfolios fully invested (rather than trying to "time the market" for short-term results) and reduce potential capital losses due to poor credit quality. Diligent and continuing research and analysis are a critical component of the municipal investment group's investment philosophy and long-term strategy.

    The following persons manage one or more of the Eaton Vance municipal portfolios. For the identity of a Portfolio's portfolio manager, see the Prospectus.

    William H. Ahern, Jr. is a Vice President of Eaton Vance and BMR. Mr. Ahern graduated from Boston College in 1981 with a B.A. in Economics, and received his M.B.A. degree in Finance from Babson College in 1987. Mr. Ahern is a member of the Boston Security Analysts Society.

    Nicole Anderes is a Vice President of Eaton Vance and BMR. Ms. Anderes graduated from Brown University with a B.A. in Women's Studies/Economics. She has been an active member of MAGNY/National Federation of Municipal Analysts, the Public Securities Association and the Municipal Forum, and served as the General Secretary of MAGNY from 1992 to 1993.

    Timothy T. Browse is a Vice President of Eaton Vance and BMR. Mr. Browse graduated from St. Lawrence University in 1981 and received his M.B.A. degree from Boston University in 1990.

    Cynthia J. Clemson is a Vice President of Eaton Vance and BMR. Ms. Clemson graduated from Mount Holyoke College with a B.A. in 1985 and received her M.B.A., cum laude, from Boston University in 1990. She is a member of the Boston Municipal Analysts Forum, the Boston Securities Analyst Society and the Financial Analysts Federation.

    Thomas J. Fetter is a Vice President of Eaton Vance and BMR, and Director of Municipal Investments. Mr. Fetter graduated with a degree in Business Administration from Kent State University. He is a Chartered Financial Analyst and member of the Boston Security Analysts Society. He is also a member of the Boston Municipal Analysts Forum.

    Robert B. MacIntosh is a Vice President of Eaton Vance and BMR, and the portfolio manager of single-state, tax-exempt funds in six states: Hawaii, Louisiana, Massachusetts, Minnesota, New Jersey and North Carolina. He also serves as economic spokesman for the Eaton Vance organization.

    Thomas M. Metzold is a Vice President of Eaton Vance and BMR. He is a Chartered Financial Analyst and a member of the Boston Security Analysts Society, the Association for Investment Management & Research, the Boston Municipal Analysts Forum, and the National Federation of Municipal Analysts.

    BMR manages the investments and affairs of each Portfolio subject to the supervision of the Portfolio's Board of Trustees. BMR furnishes to the Portfolios investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold by the Portfolio and what portion, if any, of the Portfolio's assets will be held uninvested. Each Investment Advisory Agreement requires BMR to pay the salaries and fees of all officers and Trustees of the Portfolio who are members of the BMR organization and all personnel of BMR performing services relating to research and investment activities. A Portfolio is responsible for all expenses not expressly stated to be payable by BMR under its Investment Advisory Agreement, including, without implied limitation, (i) expenses of maintaining the Portfolio and continuing its existence, (ii) registration of the Portfolio under the 1940 Act, (iii) commissions, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments,
(iv) auditing, accounting and legal expenses, (v) taxes and interest, (vi) governmental fees, (vii) expenses of issue, sale and redemption of interests in the Portfolio, (viii) expenses of registering and qualifying the Portfolio and interests in the Portfolio under federal and state securities laws and of preparing and printing registration statements or other offering statements or memoranda for such purposes and for distributing the same to investors, and fees and expenses of registering and maintaining registrations of the Portfolio and of the Portfolio's placement agent as broker-dealer or agent under state securities laws, (ix) expenses of reports and notices to investors and of meetings of investors and proxy solicitations therefor, (x) expenses of reports to governmental officers and commissions, (xi) insurance expenses, (xii) association membership dues, (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Portfolio (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values, book capital account balances and tax capital account balances), (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, investor servicing agents and registrars for all services to the Portfolio, (xv) expenses for servicing the accounts of investors, (xvi) any direct charges to investors approved by the Trustees of the Portfolio, (xvii) compensation and expenses of Trustees of the Portfolio who are not members of BMR's organization, and (xviii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and any legal obligation of the Portfolio to indemnify its Trustees, officers and investors with respect thereto, to the extent not covered by insurance.

    For a description of the compensation that each Portfolio pays BMR, see the Prospectus. The following table sets forth the net assets of each Portfolio and the advisory fees earned during the fiscal years ended July 31, 1997, 1996 and 1995.

                                                                                  ADVISORY FEE FOR FISCAL YEARS ENDED
                                                   NET ASSETS                      -----------------------------------
PORTFOLIO                                          AT 7/31/97            JULY 31, 1997          JULY 31, 1996          JULY 31, 1995
---------                                          ----------            -------------          -------------          -------------
Arizona                                           $112,471,793             $  482,775             $  574,999             $  629,148
Colorado(1)                                         42,624,444                113,698                130,068                128,496
Connecticut                                        174,977,590                771,883                841,092                835,605
Michigan                                           150,223,646                676,686                795,032                856,258
Minnesota                                           70,673,674                252,187                295,178                310,489
New Jersey                                         352,772,070              1,707,028              1,878,801              1,944,340
Pennsylvania                                       402,220,740              1,982,739              2,262,320              2,416,419
Texas(2)                                            21,676,141                 41,158                 55,086                 56,319

----------
(1) To enhance the net income of the Colorado Portfolio, BMR made a reduction of its advisory fee for the periods ended July 31, 1996 and 1995 in the amount of $7,886 and $69,064, respectively.
(2) To enhance the net income of the Texas Portfolio, BMR made a reduction of its advisory fee for the periods ended July 31, 1996 and 1995 in the amount $27,295 and $56,319, respectively. For the period ended July 31, 1995, BMR was allocated a portion of the expenses related to the operation of the Portfolio in the amount of $18,606.
    Each Investment Advisory Agreement with BMR continues in effect from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Portfolio cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio. Each Agreement may be terminated at any time without penalty on sixty (60) days' written notice by the Board of Trustees of either party, or by vote of the majority of the outstanding voting securities of the Portfolio, and the Agreement will terminate automatically in the event of its assignment. Each Agreement provides that BMR may render services to others. Each Agreement also provides that BMR shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under that Agreement, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment.

    As indicated in the Prospectus, Eaton Vance serves as Administrator of each Fund, but currently receives no compensation for providing administrative services to the Fund. Under its Administrative Services Agreement with the Trust, Eaton Vance has been engaged to administer the Funds' affairs, subject to the supervision of the Trustees of the Trust, and shall furnish for the use of the Funds' office space and all necessary office facilities, equipment and personnel for administering the affairs of the Funds.

    Each Fund pays all of its own expenses including, without limitation, (i) expenses of maintaining the Fund and continuing its existence, (ii) its pro rata share of the Trust's registration under the 1940 Act, (iii) commissions, fees and other expenses connected with the purchase or sale of securities and other investments, (iv) auditing, accounting and legal expenses, (v) taxes and interest, (vi) governmental fees, (vii) expenses of issue, sale, repurchase and redemption of shares, (viii) expenses of registering and qualifying the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors, and fees and expenses of registering and maintaining registrations of the Fund and of the Fund's principal underwriter, if any, as broker-dealer or agent under state securities laws, (ix) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefor,
(x) expenses of reports to governmental officers and commissions, (xi) insurance expenses, (xii) association membership dues, (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Fund (including without limitation safekeeping of funds, securities and other investments, keeping of books and accounts and determination of net asset values), (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Fund, (xv) expenses for servicing shareholder accounts, (xvi) any direct charges to shareholders approved by the Trustees of the Trust, (xvii) compensation and expenses of Trustees of the Trust who are not members of the Eaton Vance organization, and (xviii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and any legal obligation of the Trust to indemnify its Trustees and officers with respect thereto, to the extent not covered by insurance.

    BMR is a wholly-owned subsidiary of Eaton Vance. Eaton Vance and EV are both wholly-owned subsidiaries of EVC. BMR and Eaton Vance are both Massachusetts business trusts, and EV is the trustee of BMR and Eaton Vance. The Directors of EV are M. Dozier Gardner, James B. Hawkes and Benjamin A. Rowland, Jr. The Directors of EVC consist of the same persons and John G. L. Cabot and Ralph Z. Sorenson. Mr. Hawkes is chairman and Mr. Gardner is vice chairman. Mr. Hawkes is president and chief executive officer of EVC, BMR, Eaton Vance and EV. All of the issued and outstanding shares of Eaton Vance and EV are owned by EVC. All of the issued and outstanding shares of BMR are owned by Eaton Vance. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Messrs. Gardner, Hawkes, Rowland, and Alan R. Dynner, Thomas E. Faust, Jr., William M. Steul, and Wharton P. Whitaker. The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who are also officers, or officers and Directors of EVC and EV. As of October 31, 1997, Messrs. Gardner and Hawkes each owned 24% of such voting trust receipts, and Messrs. Rowland and Faust owned 15% and 13%, respectively, and Messrs. Dynner, Steul and Whitaker each owned 8%. Messrs. Hawkes and Dynner are officers or Trustees of the Trust and the Portfolios and are members of the EVC, BMR, Eaton Vance and EV organizations. Messrs. Ahern, Browse, Fetter, MacIntosh, Metzold, Murphy, O'Connor and Woodbury and Ms. Anderes, Ms. Clemson and Ms. Sanders, are officers of the Trust and/or the Portfolios and are also members of the BMR, Eaton Vance and EV organizations.

    Eaton Vance owns all the stock of Northeast Properties, Inc., which is engaged in real estate investment. EVC owns all the stock of Fulcrum Management, Inc., and MinVen Inc., which are engaged in precious metal mining venture investment and management. EVC also owns approximately 21% of the Class A shares of Lloyd George Management (B.V.I.) Limited, a registered investment adviser. EVC, BMR, Eaton Vance and EV may also enter into other businesses.

    EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including the custodian of the Fund and the Portfolio, IBT. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund or the Portfolio and such banks.

                                  CUSTODIAN

   IBT acts as custodian for the Trust and the Portfolios. IBT has the custody of all cash and securities representing a Fund's interest in a Portfolio, has custody of each Portfolio's assets, maintains the general ledger of each Portfolio and each Fund and computes the daily net asset value of interests in each Portfolio and the net asset value of shares of the Fund. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Portfolios' investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Trust and the Portfolios. IBT charges fees which are competitive within the industry. A portion of the fee relates to custody, bookkeeping and valuation services and is based upon a percentage of Fund and Portfolio net assets and a portion of the fee relates to activity charges, primarily the number of portfolio transactions. These fees are then reduced by a credit for cash balances of the particular investment company at the custodian equal to 75% of the 91-day, U.S. Treasury Bill auction rate applied to the particular investment company's average daily collected balances for the week.

    IBT also provides services in connection with the preparation of shareholder reports and the electronic filing of such reports with the Commission, for which it receives a separate fee.

                 SERVICES FOR ACCUMULATION -- CLASS A SHARES

    The following services are voluntary, involve no extra charge, other than the sales charge included in the offering price, and may be changed or discontinued without penalty at any time.

Intended Quantity Investment -- Statement of Intention. If it is anticipated that $25,000 or more of Class A shares and shares of other funds exchangeable for Class A shares and listed under "The Eaton Vance Exchange Privilege" in the Prospectus will be purchased within a 13-month period, a Statement of Intention should be signed so that shares may be obtained at the same reduced sales charge as though the total quantity were invested in one lump sum. Shares held under Right of Accumulation (see below) as of the date of the Statement will be included toward the completion of the Statement. The Statement authorizes the Transfer Agent to hold in escrow sufficient shares (5% of the dollar amount specified in the Statement) which can be redeemed to make up any difference in sales charge on the amount intended to be invested and the amount actually invested. Execution of a Statement does not obligate the shareholder to purchase or the Fund to sell the full amount indicated in the Statement, and should the amount actually purchased during the 13-month period be more or less than that indicated on the Statement, price adjustments will be made. For sales charges and other information on quantity purchases, see "How to Buy Shares" in the Prospectus. Any investor considering signing a Statement of Intention should read it carefully.

Right of Accumulation -- Cumulative Quantity Discount. The applicable sales charge level for the purchase of Class A shares is calculated by taking the dollar amount of the current purchase and adding it to the value (calculated at the maximum current offering price) of the shares the shareholder owns in his or her account(s) in the Fund, and shares of other funds exchangeable for Class A shares and listed under "The Eaton Vance Exchange Privilege" in the Prospectus. The sales charge on the shares being purchased will then be at the rate applicable to the aggregate. For sales charges on quantity purchases, see "How to Buy Shares" in the Prospectus. Shares purchased (i) by an individual, his or her spouse and their children under the age of twenty-one, and (ii) by a trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account, will be combined for the purpose of determining whether a purchase will qualify for the Right of Accumulation and if qualifying, the applicable sales charge level.

    For any such discount to be made available, at the time of purchase a purchaser or his or her Authorized Firm must provide the Principal Underwriter (in the case of a purchase made through an Authorized Firm) or the Transfer Agent (in the case of an investment made by mail) with sufficient information to permit verification that the purchase order qualifies for the accumulation privilege. Confirmation of the order is subject to such verification. The Right of Accumulation privilege may be amended or terminated at any time as to purchases occurring thereafter.

                            SERVICE FOR WITHDRAWAL

    The Transfer Agent will send to the shareholder regular monthly or quarterly payments of any permitted amount designated by the shareholder (see "Eaton Vance Shareholder Services -- Withdrawal Plan" in the Prospectus) based upon the value of the shares held. The checks will be drawn from share redemptions and hence, although they are a return of principal, may require the recognition of taxable gain or loss. Income dividends and capital gains distributions in connection with withdrawal plan accounts will be credited at net asset value as of the record date for each distribution. Continued withdrawals in excess of current income will eventually use up principal, particularly in a period of declining market prices. A shareholder may not have a withdrawal plan in effect at the same time he or she has authorized Bank Automated Investing or is otherwise making regular purchases of Fund shares. The shareholder, the Transfer Agent or the Principal Underwriter will be able to terminate the withdrawal plan at any time without penalty.

                       DETERMINATION OF NET ASSET VALUE

    The net asset value of each Portfolio is computed by IBT (as agent and custodian for the Portfolio) by subtracting the liabilities of the Portfolio from the value of its total assets. Inasmuch as the market for municipal obligations is a dealer market with no central trading location or continuous quotation system, it is not feasible to obtain last transation prices for most municipal obligations held by the Portfolio, and such obligations, including those purchased on a when-issued basis, will normally be valued on the basis of valuations furnished by a pricing service. The pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, various relationships between securities, and yield to maturity in determining value. Taxable obligations for which price quotations are readily available normally will be valued at the mean between the latest available bid and asked prices. Open futures positions on debt securities are valued at the most recent settlement prices, unless such price does not reflect the fair value of the contract, in which case the positions will be valued by or at the direction of the Trustees of the Portfolio. Other assets are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio. The Fund and the Portfolio will be closed for business and will not price their respective shares or interests on the following business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    Each investor in a Portfolio, including a Fund, may add to or reduce its investment in the Portfolio on each day the Exchange is open for trading ("Portfolio Business Day") as of the close of regular trading on the Exchange (the "Portfolio Valuation Time"). The value of each investor's interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, determined on the prior Portfolio Business Day, which represented that investor's share of the aggregate interests in the Portfolio on such prior day. Any additions or withdrawals for the current Portfolio Business Day will then be recorded. Each investor's percentage of the aggregate interest in the Portfolio will then be recomputed as a percentage equal to a fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio on the current Portfolio Business Day and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investment in the Portfolio on the current Portfolio Business Day by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio for the current Portfolio Business Day.

                            INVESTMENT PERFORMANCE

    Average annual total return is determined separately for each Class of a Fund by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/ depreciation, and distributions paid and reinvested) for the stated period and annualizing the result. The calculation assumes (i) that all distributions are reinvested at net asset value on the reinvestment dates during the period, (ii) the deduction of the maximum sales charge from the initial $1,000 purchase order for Class A shares, (iii) a complete redemption of the investment and, (iv) the deduction of any CDSC at the end of the period. For further information concerning the total return of the Classes of a Fund, see Appendix A and Appendix B.

    Yield is computed separately for each Class of a Fund pursuant to a standardized formula by dividing the net investment income per share earned during a recent thirty-day period by the maximum offering price (including the maximum initial sales charge for Class A shares) per share on the last day of the period and annualizing the resulting figure. Net investment income per share is calculated from the yields to maturity of all debt obligations held by the Portfolio based on prescribed methods, reduced by accrued Fund and Class expenses for the period with the resulting number being divided by the average daily number of Class shares outstanding and entitled to receive distributions during the period. This yield figure does not reflect the deduction of any CDSCs which (if applicable) are imposed upon certain redemptions at the rates set forth under "How to Redeem Shares" in the Prospectus. Yield calculations assume the current maximum initial sales charge for Class A shares set forth under "How to Buy Shares" in the Prospectus. (Actual yield may be affected by variations in sales charges on investments). A taxable-equivalent yield is computed by using the tax-exempt yield and dividing by 1 minus a stated rate. For the yield and taxable-equivalent yield of the Classes of a Fund, see Appendix A and Appendix B.

    A Fund's total return may be compared to relevant indices, such as the Consumer Price Index, the Bond Buyer 25 Revenue Bond Index and the Lehman Brothers Municipal Bond Index, which may be used in advertisements and in information furnished to present or prospective shareholders. A Fund's performance may differ from that of other investors in its corresponding Portfolio, including other investment companies.

    The Trust (or Principal Underwriter) may provide investors with information on municipal bond investing, which may include comparative performance information, evaluations of Fund performance, charts and/or illustrations prepared by independent sources (such as Lipper Analytical Services Inc., CDA/Wiesenberger, Morningstar, Inc., The Bond Buyer, the Federal Reserve Board or The Wall Street Journal). The Trust may also refer in investor publications to Tax Freedom Day, as computed by the Tax Foundation, Washington, DC 20005, to help illustrate the value of tax free investing, as well as other tax-related information. Information, charts and illustrations showing the effects of inflation and taxes (including their effects on the dollar and the return on various investments) and compounding earnings may also be included in advertisements and materials furnished to present and prospective investors.

    Information about portfolio allocation and holdings of a Portfolio at a particular date (including ratings assigned by independent ratings services such as Moody's, S&P and Fitch) may be included in advertisements and other material furnished to present and prospective shareholders. Such information may be stated as a percentage of the Portfolio's bond holdings on such date.

    Comparative information about the yield or distribution rate of a Fund and about average rates of return on certificates of deposit, bank money market deposit accounts, money market mutual funds and other short-term investments may also be included in advertisements, supplemental sales literature or communications of the Fund. Such information may also compare the tax equivalent yield (or value) of the Fund to the after-tax yield (or value) of such other investment vehicles. Such information may be in the form of hypothetical illustrations. A bank certificate of deposit, unlike the Fund's shares, pays a fixed rate of interest and entitles the depositor to receive the face amount of the certificate of deposit at maturity. A bank money market deposit account is a form of savings account which pays a variable rate of interest. Unlike the Fund's shares, bank certificates of deposit and bank money market deposit accounts are insured by the Federal Deposit Insurance Corporation. A money market mutual fund is designed to maintain a constant value of $1.00 per share and, thus, a money market fund's shares are subject to less price fluctuation than the Fund's shares.

    The average rates of return of money market mutual funds, certificates of deposit and bank money market deposit accounts referred to in advertisements, supplemental sales literature or communications of the Fund will be based on rates published by the Federal Reserve Bank, Donoghues Money Fund Averages, RateGram or The Wall Street Journal.

    Information used in advertisements and materials furnished to present and prospective investors may include statements or illustrations relating to the appropriateness of certain types of securities and/or mutual funds to meet specific financial goals. Such information may address:
        - cost associated with aging parents;
        - funding a college education (including its actual and estimated cost);
        - health care expenses (including actual and projected expenses);
        - long-term disabilities (including the availability of, and coverage provided by, disability insurance); and
        - retirement (including the availability of social security benefits, the tax treatment of such benefits and statistics and other information relating to maintaining a particular standard of living and outliving existing assets).

    Such information may also address different methods for saving money and the results of such methods, as well as the benefits of investing in municipal bond funds. Such information may describe the following advantages of investing in a municipal bond mutual fund versus individual municipal bonds: regular monthly income; free reinvestment of distributions; potential for increased income; bond diversification; liquidity; low-cost easy access; and active management and in depth credit analysis by investment professionals. In addition, by investing in a municipal bond fund instead of individual bonds, an investor can avoid dealing with the complexities of the municipal bond market, while benefitting from the market access and lower transactions costs enjoyed by municipal bond funds.

    The Trust (or Principal Underwriter) may provide information about Eaton Vance, its affiliates and other investment advisers to the funds in the Eaton Vance Family of Funds in sales material or advertisements provided to investors or prospective investors. Such material or advertisements may also provide information on the use of investment professionals by such investors.

                                    TAXES

    Each series of the Trust is treated as a separate entity for federal income tax purposes. Each Fund has elected to be treated and intends to qualify each year, as a regulated investment company ("RIC") under the Code. Accordingly, each Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its ordinary income (including tax-exempt income) and net income (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any federal income or excise tax. Each Fund so qualified for its fiscal year ended July 31, 1997. Because each Fund invests its assets in a Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the Fund to also satisfy these requirements. Each Portfolio will allocate at least annually among its investors, including a Fund, each investor's distributive share of the Portfolio's net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. For purposes of applying the requirements of the Code regarding qualification as a RIC, each Fund (i) will be deemed to own its proportionate share of each of the assets of the corresponding Portfolio and (ii) will be entitled to the gross income of that Portfolio attributable to such share.

    In order to avoid incurring a federal excise tax obligation, the Code requires that each Fund distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its ordinary income (not including tax-exempt income) for such year, at least 98% of its capital gain net income (which is the excess of its realized capital gains over its realized capital losses), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by (i) any available capital loss carryforwards and (ii) 100% of any income from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no federal income tax. Under current law, provided that a Fund qualifies as a RIC and a Portfolio is treated as a partnership for Massachusetts and federal tax purposes, neither the Fund nor the Portfolio should be liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

    A Portfolio's investment in zero coupon and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be allocated daily to interests in the Portfolio and, in order to enable the relevant Fund to distribute its proportionate share of this income and avoid a tax payable by the Fund, the Portfolio may be required to liquidate securities that it might otherwise have continued to hold in order to generate cash that the Fund may withdraw from the Portfolio to make distributions to Fund shareholders.

    Investments in lower-rated or unrated securities may present special tax issues for a Portfolio (and, hence, for the relevant Fund) to the extent that the issuers of these securities default on their obligations pertaining thereto. The Code is not entirely clear regarding the federal income tax consequences of a Fund's taking certain positions in connection with ownership of such distressed securities. For example, the Code is unclear regarding: (i) when a Portfolio may cease to accrue interest, original issue discount, or market discount; (ii) when and to what extent deductions may be taken for bad debts or worthless securities; (iii) how payments received on obligations in default should be allocated between principal and income; and (iv) whether exchanges of debt obligations in a workout context are taxable.

    Distributions by a Fund of net tax-exempt interest income that are properly designated as "exempt-interest dividends" may be treated by shareholders as interest excludable from gross income under Section 103(a) of the Code. In order for a Fund to be entitled to pay the tax-exempt interest income allocated to it by its corresponding Portfolio as exempt-interest dividends to its shareholders, the Fund must and intends to satisfy certain requirements, including the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from regular federal income tax under Code Section 103(a). For purposes of applying this 50% requirement, the Fund will be deemed to own its proportionate share of each of the assets of the Portfolio, and the Portfolio currently intends to invest its assets in a manner such that the Fund can meet this 50% requirement. Interest on certain municipal obligations is treated as a tax preference item for purposes of the AMT. Shareholders of each Fund are required to report tax-exempt interest on their federal income tax returns.

    From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain types of municipal obligations, and it can be expected that similar proposals may be introduced in the future. Under federal tax legislation enacted in 1986, the federal income tax exemption for interest on certain municipal obligations was eliminated or restricted. As a result of such legislation, the availability of municipal obligations for investment by a Portfolio and the value of the securities held by it may be affected.

    In the course of managing its investments, a Portfolio may realize some short-term and long-term capital gains (and/or losses) as a result of market transactions, including sales of portfolio securities and rights to when- issued securities and options and futures transactions. A Portfolio may also realize taxable income from certain short-term taxable obligations, securities loans, a portion of discount with respect to certain stripped municipal obligations or their stripped coupons, and certain realized gains or income attributable to accrued market discount. Any distributions by a Fund of its share of such capital gains (after reduction by any capital loss carryforwards) or taxable income would be taxable to shareholders of the Fund. However, it is expected that such amounts, if any, would normally be insubstantial in relation to the tax exempt interest earned by the corresponding Portfolio and allocated to the Fund. Certain distributions of a Fund, if declared in October, November or December and paid the following January, may be taxed to shareholders as if received on December 31 of the year in which they are declared.

    A Portfolio's transactions in options and futures contracts will be subject to special tax rules that may affect the amount, timing and character of Fund distributions to shareholders. For example, certain positions held by a Portfolio on the last business day of each taxable year will be "marked to market" (i.e., treated as if closed out on such day), and any resulting gain or loss will generally be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by a Portfolio that substantially diminish the Portfolio's risk of loss with respect to other positions in its portfolio may constitute "straddles," which are subject to tax rules that may cause deferral of Portfolio losses, adjustments in the holding periods of Portfolio securities, and conversion of short-term capital losses into long-term capital losses. A Portfolio may have to limit its activities in options and futures contracts in order to enable the relevant Fund to maintain its RIC status.

    Any loss realized upon the sale or exchange of shares of a Fund with a tax holding period of 6 months or less will be disallowed to the extent the shareholder has received tax-exempt interest with respect to such shares and, to the extent the loss exceeds the disallowed amount, will be treated as a long-term capital loss to the extent of any distribution treated as net long-term capital gains with respect to such shares. In addition, a loss realized on a redemption or other disposition of Fund shares may be disallowed to the extent the shareholder acquired other Fund shares (whether through the reinvestment of distributions or otherwise) within the period beginning 30 days before the redemption of the loss shares and ending 30 days after such date.

    Amounts paid by a Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number ("TIN") and certain certifications required by the Internal Revenue Service (the "IRS") as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker, may be subject to "backup" withholding of federal income tax arising from the Fund's taxable dividends and other distributions as well as the proceeds of redemption transactions (including repurchases and exchanges), at a rate of 31%. An individual's TIN is generally his or her social security number.

    Non-resident alien individuals, foreign corporations and certain other foreign entities generally will be subject to a U.S. withholding tax at a rate of 30% on a Fund's distributions from its ordinary income and the excess of its net short-term capital gain over its net long-term capital loss, unless the tax is reduced or eliminated by an applicable tax convention. Distributions from the excess of a Fund's net long-term capital gain over its net short-term capital loss received by such shareholders and any gain from the sale or other disposition of shares of the Fund generally will not be subject to U.S. federal income taxation, provided that non-resident alien status has been certified by the shareholder. Different U.S. tax consequences may arise if: (i) the shareholder is engaged in a trade or business in the United States; (ii) the shareholder is present in the United States for a sufficient period of time during a taxable year to be treated as a U.S. resident, (generally 180 days or more); or (iii) the shareholder fails to provide any required certifications regarding its status as a non-resident alien investor. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of an investment in a Fund.

    TEXAS TAXES. In most every state which has an income tax, dividends paid by a mutual fund attributable to investments in a particular state's municipal obligations are exempt from both federal and such state's income tax. If Texas adopts an income tax in the future, and assuming that its income tax policy with respect to mutual funds investing in Texas state and local municipal obligations would be similar to the general tax policy of other states, dividends paid by the Fund would be exempt from Texas state income tax.

    The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local, and, where applicable, foreign tax consequences of investing in a Fund.

                            PRINCIPAL UNDERWRITER

    CLASS A SHARES. Class A shares of each Fund may be continuously purchased at the public offering price through Authorized Firms which have agreements with the Principal Underwriter. The Trust reserves the right to suspend or limit the offering of its shares to the public at any time. The public offering price is the net asset value next computed after receipt of the order, plus, where applicable, a variable percentage (sales charge) depending upon the amount of purchase as indicated by the sales charge table set forth in the Prospectus (see "How to Buy Shares"). Such table is applicable to purchases of a Fund alone or in combination with purchases of certain other funds offered by the Principal Underwriter, made at a single time by (i) an individual, or an individual, his spouse and their children under the age of twenty-one, purchasing shares for his or their own account, and (ii) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account. The table is also presently applicable to (1) purchases of Class A shares pursuant to a written Statement of Intention; or (2) purchases of Class A shares pursuant to the Right of Accumulation and declared as such at the time of purchase.

    Subject to the applicable provisions of the 1940 Act, the Trust may issue Class A shares at net asset value in the event that an investment company (whether a regulated or private investment company or a personal holding company) is merged or consolidated with or acquired by the Class. Normally no sales charges will be paid in connection with an exchange of Class A shares for the assets of such investment company. Class A shares may be sold at net asset value to any officer, director, trustee, general partner or employee of the Trust, a Portfolio or any investment company for which Eaton Vance or BMR acts as investment adviser, any investment advisory, agency, custodial or trust account managed or administered by Eaton Vance or by any parent, subsidiary or other affiliate of Eaton Vance, or any officer, director or employee of any parent, subsidiary or other affiliate of Eaton Vance. The terms "officer," "director," "trustee," "general partner" or "employee" as used in this paragraph include any such person's spouse and minor children, and also retired officers, directors, trustees, general partners and employees and their spouses and minor children. Class A shares may also be sold at net asset value to registered representatives and employees of Authorized Firms and to the spouses and children under the age of 21 and beneficial accounts of such persons.

    The Principal Underwriter acts as principal in selling Class A shares under a Distribution Agreement with the Trust. The expenses of printing copies of prospectuses used to offer shares to Authorized Firms or investors and other selling literature and of advertising are borne by the Principal Underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of the Fund and its shares under federal and state securities laws are borne by the Fund. The Distribution Agreement is renewable annually by the Board of Trustees of the Trust (including a majority of the noninterested Trustees) may be terminated on six months' notice by either party and is automatically terminated upon assignment. The Principal Underwriter distributes Class A shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold. The Principal Underwriter allows Authorized Firms discounts from the applicable public offering price which are alike for all Authorized Firms. The Principal Underwriter may allow, upon notice to all Authorized Firms with whom it has agreements, discounts up to the full sales charge during the periods specified in the notice. During periods when the discount includes the full sales charge, such Authorized Firms may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

    The Trust has authorized the Principal Underwriter to act as its agent in repurchasing shares at the rate of $2.50 for each repurchase transaction handled by the Principal Underwriter. The Principal Underwriter estimates that the expenses incurred by it in acting as repurchase agent for the Trust will exceed the amounts paid therefor.

    CLASS B SHARES. Under a Distribution Agreement, the Principal Underwriter acts as principal in selling Class B shares. The expenses of printing copies of prospectuses used to offer shares to Authorized Firms or investors and other selling literature and of advertising is borne by the Principal Underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of the Fund and its shares under federal and state securities laws are borne by the Fund. In addition, each Class B makes payments to the Principal Underwriter pursuant to a Distribution Plan as described in the Prospectus; the provisions of the plan relating to such payments are included in the Distribution Agreement. The Distribution Agreement is renewable annually by the Trust's Board of Trustees (including a majority of the noninterested Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan or the Distribution Agreement), may be terminated on sixty days' notice either by such Trustees or by vote of a majority of the outstanding Class B shares or on six months' notice by the Principal Underwriter and is automatically terminated upon assignment. The Principal Underwriter distributes Class B shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold. The Trust has authorized the Principal Underwriter to act as its agent in repurchasing shares at the rate of $2.50 for each repurchase transaction handled by the Principal Underwriter. The Principal Underwriter estimates that the expenses incurred by it in acting as repurchase agent for the Trust will exceed the amounts paid therefor. For the amount paid by the Trust to the Principal Underwriter for acting as repurchase agent, see Appendix B.

                        SERVICE PLAN -- CLASS A SHARES

    The Trust on behalf of each of its Class A shares has adopted a Service Plan (the "Plan") designed to meet the service fee requirements of the sales charge rule of the National Association of Securities Dealers, Inc. (the "NASD"). (Management believes service fee payments are not distribution expenses governed by Rule 12b-1 under the 1940 Act, but has chosen to have the Plan approved as if that Rule were applicable.) The following supplements the discussion of the Plan contained in the Prospectus.

    The Plan continues in effect from year to year, for so long as such continuance is approved by a vote of both a majority of (i) the noninterested Trustees who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the "Plan Trustees") and (ii) all of the Trustees then in office, cast in person at a meeting (or meetings) called for the purpose of voting on this Plan. The Plan may be terminated any time by vote of the Plan Trustees or by a vote of a majority of the outstanding Class A shares of a Fund. The Plan has been approved by the Board of Trustees of the Trust, including the Plan Trustees.

    Under the Plan, an officer of the Trust shall provide to the Trustees for their review, and the Trustees shall review at least quarterly, a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plan may not be amended to increase materially the payments described herein without approval of the affected shareholders of Class A shares, and all material amendments of the Plan must also be approved by the Trustees of the Trust in the manner described above. So long as the Plan is in effect, the selection and nomination of Trustees who are not interested persons of the Trust shall be committed to the discretion of the Trustees who are not such interested persons. The Trustees have determined that in their judgment there is a reasonable likelihood that the Plan will benefit each Fund and its Class A shareholders.

                     DISTRIBUTION PLAN -- CLASS B SHARES

    The Trust has adopted a Distribution Plan (the "Plan") on behalf of its Class B shares designed to meet the requirements of Rule 12b-1 under the 1940 Act and the sales charge rule of the NASD. The purpose of the Plan is to compensate the Principal Underwriter for its distribution services and facilities provided with respect to Class B shares.

    The Plan provides that each Fund will pay sales commissions and distribution fees to the Principal Underwriter only after and as a result of the sale of Class B shares of the Fund. On each sale of Fund shares (excluding reinvestment of distributions) the Fund will pay the Principal Underwriter amounts representing (i) sales commissions equal to 5% of the amount received by the Fund for each share sold and (ii) distribution fees calculated by applying the rate of 1% over the prime rate then reported in The Wall Street Journal to the outstanding balance of uncovered distribution charges (as described below) of the Principal Underwriter.

    The amount payable to the Principal Underwriter pursuant to the Plan as sales commissions and distribution fees with respect to each day will be accrued on such day as a liability of the respective Class and will accordingly reduce the Class's net assets upon such accrual, all in accordance with generally accepted accounting principles. The amount payable on each day is limited to 1/365 of .75% of a Class's net assets on such day. The level of a Class's net assets changes each day and depends upon the amount of sales and redemptions of shares, the changes in the value of the investments held by the Portfolio, the expenses of the Class, Fund and the Portfolio accrued and allocated to the Fund and Class on such day, income on portfolio investments of the Portfolio accrued and allocated to the Fund on such day, and any dividends and distributions declared on Fund shares. The Trust does not accrue possible future payments as a liability of a Class or reduce a Class's current net assets in respect of unknown amounts which may become payable under the Plan in the future because the standards for accrual of such a liability under accounting principles have not been satisfied.

    The Plan provides that the Class will receive all CDSCs and will make no payments to the Principal Underwriter in respect of any day on which there are no outstanding uncovered distribution charges of the Principal Underwriter. CDSCs and accrued amounts will be paid by the Trust to the Principal Underwriter whenever there exist uncovered distribution charges.

    In calculating daily the amount of uncovered distribution charges, distribution charges will include the aggregate amount of sales commissions and distribution fees theretofore paid plus the aggregate amount of sales commissions and distribution fees which the Principal Underwriter is entitled to be paid under the Plan since its inception. Payments theretofore paid or payable under the Plan by the Trust to the Principal Underwriter and CDSCs theretofore paid or payable to the Principal Underwriter will be subtracted from such distribution charges; if the result of such subtraction is positive, a distribution fee (computed at 1% over the prime rate then reported in The Wall Street Journal) will be computed on such amount and added thereto, with the resulting sum constituting the amount of outstanding uncovered distribution charges with respect to such day. The amount of outstanding uncovered distribution charges of the Principal Underwriter calculated on any day does not constitute a liability recorded on the financial statements of the Fund.

    The amount of uncovered distribution charges of the Principal Underwriter at any particular time depends upon various changing factors, including the level and timing of sales of shares, the nature of such sales (i.e., whether they result from exchange transactions, reinvestments or from cash sales through Authorized Firms), the level and timing of redemptions of shares upon which a CDSC will be imposed, the level and timing of redemptions of shares upon which no CDSC will be imposed (including redemptions of shares pursuant to the exchange privilege which result in a reduction of uncovered distribution charges), changes in the level of the net assets of the Class, and changes in the interest rate used in the calculation of the distribution fee under the Plan. Periods with a high level of sales of Class shares accompanied by a low level of early redemptions of Class shares resulting in the imposition of CDSCs will tend to increase the time during which there will exist uncovered distribution charges of the Principal Underwriter.

    Currently, payments of sales commissions and distribution fees and of service fees may equal 1% of a Class's average daily net assets per annum. For actual payments made and the outstanding uncovered distribution charges of the Principal Underwriter, see Appendix B. The Trust believes that the combined rate of all these payments may be higher than the rate of payments made under distribution plans adopted by other investment companies pursuant to Rule 12b-1. Although the Principal Underwriter will use its own funds (which may be borrowed from banks) to pay sales commissions at the time of sale, it is anticipated that the Eaton Vance organization will profit by reason of the operation of the Plan through an increase in the Fund's assets (thereby increasing the advisory fee payable to BMR by the Portfolio) resulting from sale of shares and through the amounts paid to the Principal Underwriter, including CDSCs, pursuant to the Plan. The Eaton Vance organization may be considered to have realized a profit under the Plan if at any point in time the aggregate amounts theretofore received by the Principal Underwriter pursuant to the Plan and from CDSCs have exceeded the total expenses theretofore incurred by such organization in distributing Class B shares of the Fund. Total expenses for this purpose will include an allocable portion of the overhead costs of such organization and its branch offices, which costs will include without limitation leasing expense, depreciation of building and equipment, utilities, communication and postage expense, compensation and benefits of personnel, travel and promotional expense, stationery and supplies, literature and sales aids, interest expense, data processing fees, consulting and temporary help costs, insurance, taxes other than income taxes, legal and auditing expense and other miscellaneous overhead items. Overhead is calculated and allocated for such purpose by the Eaton Vance organization in a manner deemed equitable to the Trust.

    The Plan continues in effect from year to year so long as such continuance is approved at least annually by the vote of both a majority of (i) the noninterested Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the "Rule 12b-1 Trustees") and (ii) all of the Trustees then in office, and the Distribution Agreement contains a similar provision. The Plan and Distribution Agreement may be terminated at any time by vote of a majority of the Rule 12b-1 Trustees or by a vote of a majority of the outstanding voting securities of the applicable Class. The Plan requires quarterly Trustee review of a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plan may not be amended to increase materially the payments described therein without approval of the shareholders of the affected Class and the Trustees. So long as the Plan is in effect, the selection and nomination of the noninterested Trustees shall be committed to the discretion of such Trustees.

    The Trustees of the Trust believe that the Plan will be a significant factor in the expected growth of each Fund's assets, and will result in increased investment flexibility and advantages which have benefitted and will continue to benefit the Fund and its Class B shareholders. Payments for sales commissions and distribution fees made to the Principal Underwriter under the Plan will compensate the Principal Underwriter for its services and expenses in distributing Class B shares of the Fund. Service fee payments made to the Principal Underwriter and Authorized Firms under the Plan provide incentives to provide continuing personal services to investors and the maintenance of shareholder accounts. By providing incentives to the Principal Underwriter and Authorized Firms, the Plan is expected to result in the maintenance of, and possible future growth in, the assets of the Fund. Based on the foregoing and other relevant factors, the Trustees of the Trust have determined that in their judgment there is a reasonable likelihood that the Plan will benefit the Fund and its Class B shareholders.

                       PORTFOLIO SECURITY TRANSACTIONS

    Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by BMR. BMR is also responsible for the execution of transactions for all other accounts managed by it.

    BMR places the portfolio security transactions of each Portfolio and of all other accounts managed by it for execution with many firms. BMR uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous to each Portfolio and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, BMR will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any. Municipal obligations, including State obligations, purchased and sold by the Portfolios are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such obligations. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market for such obligations, and the difference between the bid and asked price is customarily referred to as the spread. The Portfolios may also purchase municipal obligations from underwriters, the cost of which may include undisclosed fees and concessions to the underwriters. While it is anticipated that each Portfolio will not pay significant brokerage commissions in connection with such portfolio security transactions, on occasion it may be necessary or appropriate to purchase or sell a security through a broker on an agency basis, in which case the Portfolio will incur a brokerage commission. Although spreads or commissions on portfolio security transactions will, in the judgment of BMR, be reasonable in relation to the value of the services provided, spreads or commissions exceeding those which another firm might charge may be paid to firms who were selected to execute transactions on behalf of the Portfolios and BMR's other clients for providing brokerage and research services to BMR.

    The following table shows brokerage commission paid by each Portfolio for each of the fiscal years ended July 31, 1997, 1996 and 1995:

PORTFOLIO                                                       7/31/97                7/31/96                7/31/95

Arizona ................................................        $ 7,927               $ 22,534               $  -0-
Colorado ...............................................          2,870                 13,997                  -0-
Connecticut ............................................          6,551                 33,097                  -0-
Michigan ...............................................         18,638                  -0-                    -0-
Minnesota ..............................................          3,715                 21,625                  -0-
New Jersey .............................................         17,765                 41,780                  -0-
Pennsylvania ...........................................         48,478                106,001                  -0-
Texas ..................................................          1,277                  5,915                  -0-

    All of such portfolio security transactions were directed to firms which provided some research services to BMR or its affiliates (although many of such firms may have been selected in any particular transaction primarily because of their execution capabilities), and the amounts of such transactions for the fiscal year ended July 31, 1997 were as follows: Arizona -- $118,104,024; Colorado -- $41,197,351; Connecticut -- $128,614,674; Michigan -- $293,645,399;
Minnesota -- $64,264,171; New Jersey -- $191,885,249; Pennsylvania --
$765,429,417; and Texas -- $25,143,702.

    As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction on behalf of a Portfolio may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if BMR determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made either on the basis of that particular transaction or on the basis of overall responsibilities which BMR and its affiliates have for accounts over which they exercise investment discretion. In making any such determination, BMR will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

    It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms which execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, BMR receives Research Services from many broker-dealer firms with which BMR places the Portfolios' transactions and from third parties with which these broker-dealers have arrangements. These Research Services include such matters as general economic and market reviews, industry and company reviews, evaluations of securities and portfolio strategies and transactions and recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by BMR in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to BMR in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The advisory fee paid by each Portfolio is not reduced because BMR receives such Research Services. BMR evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient commissions to such firms to ensure the continued receipt of Research Services which BMR believes are useful or of value to it in rendering investment advisory services to its clients.

    Subject to the requirement that BMR shall use its best efforts to seek and execute portfolio security transactions at advantageous prices and at reasonably competitive spreads or commission rates, BMR is authorized to consider as a factor in the selection of any broker-dealer firm with whom portfolio orders may be placed the fact that such firm has sold or is selling shares of the Funds or of other investment companies sponsored by BMR or Eaton Vance. This policy is not inconsistent with a rule of the NASD, which rule provides that no firm which is a member of the NASD shall favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.

    Municipal obligations considered as investments for the Portfolios may also be appropriate for other investment accounts managed by BMR or its affiliates. Whenever decisions are made to buy or sell securities by a Portfolio and one or more of such other accounts simultaneously, BMR will allocate the security transactions (including "hot" issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where a Portfolio will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where BMR reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Portfolio from time to time, it is the opinion of the Trustees of the Trust and the Portfolios that the benefits from the BMR organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

                              OTHER INFORMATION

    Eaton Vance, pursuant to its agreement with the Trust, controls the use of the words "Eaton Vance" or "EV" in the Fund's name and may use the words "Eaton Vance" or "EV" in other connections and for other purposes.

    As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Trust holding office have been elected by shareholders. In such an event the Trustees then in office will call a shareholders' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Trust's by-laws, the Trustees shall continue to hold office and may appoint successor Trustees.

    The Trust's By-laws provide that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Trust's custodian or by votes cast at a meeting called for that purpose. The By-laws further provide that under certain circumstances the shareholders may call a meeting to remove a Trustee and that the Trust is required to provide assistance in communication with shareholders about such a meeting.

    The Trust's Declaration of Trust may be amended by the Trustees when authorized by vote of a majority of the outstanding voting securities of the Trust, the financial interests of which are affected by the amendment. The Trustees may also amend the Declaration of Trust without the vote or consent of shareholders to change the name of the Trust or any series or to make such other changes (such as reclassifying series of classes of shares or restructuring the Trust) as do not have a materially adverse effect on the financial interests of shareholders or if they deem it necessary to conform it to applicable federal or state laws or regulations. The Trust or any series or class thereof may be terminated by: (1) the affirmative vote of the holders of not less than two-thirds of the shares outstanding and entitled to vote at any meeting of shareholders of the Trust or the appropriate series or class thereof, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the shares of the Trust or a series or class thereof, provided, however, that, if such termination is recommended by the Trustees, the vote of a majority of the outstanding voting securities of the Trust or a series or class thereof entitled to vote thereon shall be sufficient authorization; or
(2) by means of an instrument in writing signed by a majority of the Trustees, to be followed by a written notice to shareholders stating that a majority of the Trustees has determined that the continuation of the Trust or a series or a class thereof is not in the best interest of the Trust, such series or class or of their respective shareholders.

    The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

    Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. Numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts, and management is not aware of an instance where such liability has been imposed. The Trust's Declaration of Trust contains an express disclaimer of liability on the part of the Fund shareholders and the Trust's By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. The Declaration of Trust also contains provisions limiting the liability of a series or class to that series or class. Moreover, the Trust's By-laws also provide for indemnification out of the property of the Fund of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. The assets of the Fund are readily marketable and will ordinarily substantially exceed its liabilities. In light of the nature of the Fund's business and the nature of its assets, management believes that the possibility of the Fund's liability exceeding its assets, and therefore the shareholder's risk of personal liability, is extremely remote.

    In accordance with the Declaration of Trust of each Portfolio, there will normally be no meetings of the investors for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Portfolio holding office have been elected by investors. In such an event the Trustees of the Portfolio then in office will call an investors' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the investors in accordance with the Portfolio's Declaration of Trust, the Trustees shall continue to hold office and may appoint successor Trustees.

    The Declaration of Trust of each Portfolio provides that no person shall serve as a Trustee if investors holding two-thirds of the outstanding interest have removed him from that office either by a written declaration filed with the Portfolio's custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that under certain circumstances the investors may call a meeting to remove a Trustee and that the Portfolio is required to provide assistance in communicating with investors about such a meeting.

    Each Portfolio's Declaration of Trust provides that a Fund and other entities permitted to invest in the Portfolio (e.g., other U.S. and foreign investment companies, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Portfolio itself is unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund investing in the Portfolio.

    Each Portfolio's Declaration of Trust provides that the Portfolio will terminate 120 days after the complete withdrawal of the Fund or any other investor in the Portfolio, unless either the remaining investors, by unanimous vote at a meeting of such investors, or a majority of the Trustees of the Portfolio, by written instrument consented to by all investors, agree to continue the business of the Portfolio. This provision is consistent with treatment of the Portfolio as a partnership for federal income tax purposes.

    The right to redeem shares of the Fund can be suspended and the payment of the redemption price deferred when the Exchange is closed (other than for customary weekend and holiday closings), during periods when trading on the Exchange is restricted as determined by the Commission, or during any emergency as determined by the Commission which makes it impracticable for the Portfolio to dispose of its securities or value its assets, or during any other period permitted by order of the Commission for the protection of investors.

    Each Fund changed its name from Eaton Vance [state name] Tax Free Fund to EV Marathon [state name] Tax Free Fund on February 1, 1994 and to EV Marathon [state name] Municipals Fund on December 1, 1994. Each Fund was reorganized into multiple classes and changed its name to Eaton Vance [state name] Municipals Fund on August 1, 1997. The operations of the Class B reflect the operations of a Fund prior to August 1, 1997. Class A is a successor to the operations of a separate series of the Trust.

                   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

    Deloitte & Touche LLP, 125 Summer Street, Boston, Massachusetts, are the independent certified public accountants of the Funds and the Portfolios, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the Commission.

                             FINANCIAL STATEMENTS

    The audited financial statements of and the independent auditors' reports for the Funds and the Portfolios, appear in the Funds' most recent annual report to shareholders and are incorporated by reference into this SAI. A copy of the Funds' annual report accompanies this SAI.

                          APPENDIX A: CLASS A SHARES


                           PERFORMANCE INFORMATION

    The tables below indicate the cumulative and average annual total return on a hypothetical investment of $1,000 in a predecessor fund reorganized August 1, 1997 into Class A shares for the periods shown in each table. Total return for Class A prior to August 1, 1997 reflects the total return of predecessors, adjusted to reflect any applicable sales charge. Predecessor total return has not been adjusted to reflect certain other expenses (such as distribution and/or service fees). If such adjustments were made, the performance would be different. The "Value of Initial Investment" reflects the deduction of the maximum sales charge of 4.75%. Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost. Information presented with two asterisks (**) includes the effect of subsidizing expenses. Returns would have been lower without subsidies.

                                              VALUE OF A $1,000 INVESTMENT -- ARIZONA

                                                                                  TOTAL RETURN                 TOTAL RETURN
                                                                               EXCLUDING MAXIMUM             INCLUDING MAXIMUM
                                              VALUE OF       VALUE OF             SALES CHARGE                 SALES CHARGE
        INVESTMENT           INVESTMENT       INITIAL       INVESTMENT    ----------------------------  --------------------------
         PERIOD*                DATE         INVESTMENT     ON 7/31/97     CUMULATIVE     ANNUALIZED     CUMULATIVE     ANNUALIZED
----------------------------  -------------  --------------  -------------  -------------  -------------  -------------  ---------
Life of the Fund**             7/25/91        $952.23        $1,501.84       57.72%          7.86%         50.18%         6.99%
5 Years Ended
7/31/97**                      7/31/92        $952.13        $1,280.73       34.51%          6.11%         28.07%         5.07%
1 Year Ended
7/31/97                        7/31/96        $952.43        $1,053.97       10.66%         10.66%          5.40%         5.40%
------------
*Predecessor Fund commenced operations December 13, 1993.

                                             VALUE OF A $1,000 INVESTMENT -- COLORADO
                                                                                  TOTAL RETURN                 TOTAL RETURN
                                                                               EXCLUDING MAXIMUM             INCLUDING MAXIMUM
                                              VALUE OF       VALUE OF             SALES CHARGE                 SALES CHARGE
        INVESTMENT           INVESTMENT       INITIAL       INVESTMENT    ----------------------------  ---------------------------
         PERIOD*                DATE         INVESTMENT     ON 7/31/97     CUMULATIVE     ANNUALIZED     CUMULATIVE     ANNUALIZED
----------------------------  -------------  --------------  -------------  -------------  -------------  -------------  ----------
Life of the Fund**             8/25/92        $952.17        $1,335.75       40.28%          7.11%         33.58%         6.05%
1 Year Ended
7/31/97                        7/31/96        $952.24        $1,063.98       11.74%         11.74%          6.40%         6.40%
------------
*Predecessor Fund commenced operations December 10, 1993.

                                            VALUE OF A $1,000 INVESTMENT -- CONNECTICUT

                                                                                  TOTAL RETURN                 TOTAL RETURN
                                                                               EXCLUDING MAXIMUM             INCLUDING MAXIMUM
                                              VALUE OF       VALUE OF             SALES CHARGE                 SALES CHARGE
        INVESTMENT           INVESTMENT       INITIAL       INVESTMENT    ----------------------------  ---------------------------
         PERIOD*                DATE         INVESTMENT     ON 7/31/97     CUMULATIVE     ANNUALIZED     CUMULATIVE     ANNUALIZED
----------------------------  -------------  --------------  -------------  -------------  -------------  -------------  ----------
Life of the Fund**              5/1/92        $952.74        $1,351.06       41.82%          6.88%         35.11%         5.90%
5 Years Ended
7/31/97**                      7/31/92        $952.10        $1,261.79       32.52%          5.79%         26.18%         4.76%
1 Year Ended
7/31/97                        7/31/96        $952.38        $1,048.24       10.06%         10.06%          4.82%         4.82%
------------
*Predecessor Fund commenced operations April 19, 1994.

                                             VALUE OF A $1,000 INVESTMENT -- MICHIGAN

                                                                                  TOTAL RETURN                 TOTAL RETURN
                                                                               EXCLUDING MAXIMUM             INCLUDING MAXIMUM
                                              VALUE OF       VALUE OF             SALES CHARGE                 SALES CHARGE
        INVESTMENT           INVESTMENT       INITIAL       INVESTMENT    ----------------------------  ---------------------------
         PERIOD*                DATE         INVESTMENT     ON 7/31/97     CUMULATIVE     ANNUALIZED     CUMULATIVE     ANNUALIZED
----------------------------  -------------  --------------  -------------  -------------  -------------  -------------  ----------
Life of the Fund**             4/19/91        $952.89        $1,451.02       52.28%          6.91%         45.10%         6.10%
5 Years Ended
7/31/97**                      7/31/92        $952.41        $1,231.97       29.35%          5.28%         23.20%         4.26%
1 Year Ended
7/31/97                        7/31/96        $952.43        $1,039.51        9.14%          9.14%          3.95%         3.95%
------------
*Predecessor Fund commenced operations December 7, 1993.

                                             VALUE OF A $1,000 INVESTMENT -- MINNESOTA

                                                                                  TOTAL RETURN                 TOTAL RETURN
                                                                               EXCLUDING MAXIMUM             INCLUDING MAXIMUM
                                              VALUE OF       VALUE OF             SALES CHARGE                 SALES CHARGE
        INVESTMENT           INVESTMENT       INITIAL       INVESTMENT    ----------------------------  ---------------------------
         PERIOD*                DATE         INVESTMENT     ON 7/31/97     CUMULATIVE     ANNUALIZED     CUMULATIVE     ANNUALIZED
----------------------------  -------------  --------------  -------------  -------------  -------------  -------------  ----------
Life of the Fund**             7/29/91        $952.56        $1,403.61       47.35%          6.66%         40.36%         5.80%
5 Years Ended
7/31/97**                      7/31/92        $952.48        $1,250.10       31.24%          5.59%         25.01%         4.57%
1 Year Ended
7/31/97                        7/31/96        $952.38        $1,045.05        9.73%          9.73%          4.50%         4.50%
------------
*Predecessor Fund commenced operations December 9, 1993.

                                            VALUE OF A $1,000 INVESTMENT -- NEW JERSEY

                                                                                  TOTAL RETURN                 TOTAL RETURN
                                                                               EXCLUDING MAXIMUM             INCLUDING MAXIMUM
                                              VALUE OF       VALUE OF             SALES CHARGE                 SALES CHARGE
        INVESTMENT           INVESTMENT       INITIAL       INVESTMENT    ----------------------------  ---------------------------
         PERIOD*                DATE         INVESTMENT     ON 7/31/97     CUMULATIVE     ANNUALIZED     CUMULATIVE     ANNUALIZED
----------------------------  -------------  --------------  -------------  -------------  -------------  -------------  ----------
Life of the Fund**              1/8/91        $952.43        $1,560.27       63.83%          7.82%         56.03%         7.02%
5 Years Ended
7/31/97**                      7/31/92        $952.35        $1,294.64       35.94%          6.33%         29.46%         5.30%
1 Year Ended
7/31/97                        7/31/96        $952.61        $1,056.62       10.92%         10.92%          5.66%         5.66%
------------
*Predecessor Fund commenced operations April 13, 1994.

                                           VALUE OF A $1,000 INVESTMENT -- PENNSYLVANIA

                                                                                  TOTAL RETURN                 TOTAL RETURN
                                                                               EXCLUDING MAXIMUM             INCLUDING MAXIMUM
                                              VALUE OF       VALUE OF             SALES CHARGE                 SALES CHARGE
        INVESTMENT           INVESTMENT       INITIAL       INVESTMENT    ----------------------------  ---------------------------
         PERIOD*                DATE         INVESTMENT     ON 7/31/97     CUMULATIVE     ANNUALIZED     CUMULATIVE     ANNUALIZED
----------------------------  -------------  --------------  -------------  -------------  -------------  -------------  ----------
Life of the Fund**              1/8/91        $952.88        $1,545.48       62.19%          7.65%         54.55%         6.86%
5 Years Ended
7/31/97**                      7/31/92        $952.14        $1,277.73       34.20%          6.06%         27.77%         5.02%
1 Year Ended
7/31/97                        7/31/96        $952.88        $1,052.52       10.46%         10.46%          5.25%         5.25%
------------
*Predecessor Fund commenced operations June 1, 1994.

                                               VALUE OF A $1,000 INVESTMENT -- TEXAS

                                                                                  TOTAL RETURN                 TOTAL RETURN
                                                                               EXCLUDING MAXIMUM             INCLUDING MAXIMUM
                                              VALUE OF       VALUE OF             SALES CHARGE                 SALES CHARGE
        INVESTMENT           INVESTMENT       INITIAL       INVESTMENT    ----------------------------  ---------------------------
         PERIOD*                DATE         INVESTMENT     ON 7/31/97     CUMULATIVE     ANNUALIZED     CUMULATIVE     ANNUALIZED
----------------------------  -------------  --------------  -------------  -------------  -------------  -------------  ----------
Life of the Fund**             3/24/92        $952.46        $1,375.52       44.41%          7.10%         37.55%         6.13%
5 Years Ended
7/31/97**                      7/31/92        $952.68        $1,254.15       31.64%          5.65%         25.42%         4.63%
1 Year Ended
7/31/97                        7/31/96        $952.96        $1,053.61       10.56%         10.56%          5.36%         5.36%

------------
*Predecessor Fund commenced operations December 8, 1993.

    The following shows the yield of Class A shares for the thirty-day period ended July 31, 1997 and the yield required of a taxable security that would produce an after-tax yield equivalent to the thirty-day yield, assuming a certain combined federal and State tax rate. Appendix D contains state- specific applicable tax rates and income brackets.


                                                           TAXABLE SECURITY          ASSUMED
CLASS A                                 30-DAY YIELD       EQUIVALENT YIELD         TAX RATE
Arizona ............................        4.46%                6.82%               34.59%
Colorado ...........................        4.82%                7.35%               34.45%
Connecticut ........................        4.63%                7.03%               34.11%
Michigan ...........................        3.53%                5.51%               35.93%
Minnesota ..........................        4.73%                7.49%               36.87%
New Jersey .........................        4.76%                7.37%               35.40%
Pennsylvania .......................        4.68%                7.64%               38.76%
Texas ..............................        4.56%                6.61%               31.00%

                          APPENDIX B: CLASS B SHARES

                              FEES AND EXPENSES

DISTRIBUTION PLANS
    Each Distribution Plan and Distribution Agreement remains in effect until April 28, 1998 and may be continued as described under "Distribution Plan". Pursuant to Rule 12b-1, the Plan has been approved by the relevant Fund's shareholders and by the Board of Trustees of the Trust, as required by Rule 12b-1.

   The following table shows, for the fiscal year ended July 31, 1997, (1) sales commissions paid by the Principal Underwriter to Authorized Firms on sales of Class B shares, (2) distribution payments to the Principal Underwriter allocated to Class B shares under the Plan, (3) CDSC payments to the Principal Underwriter, (4) service fees on Class B shares paid under the Plan, and (5) amount of service fees on Class B shares paid to Authorized Firms (the balance of which being retained by the Principal Underwriter).

                                                     DISTRIBUTION         CDSC                         SERVICE
                                                      PAYMENTS TO      PAYMENTS TO                     FEES TO
                                        SALES        THE PRINCIPAL    THE PRINCIPAL     SERVICE       AUTHORIZED
CLASS B                              COMMISSIONS      UNDERWRITER      UNDERWRITER        FEES          FIRMS
Arizona .........................     $181,554        $  884,420       $  581,000       $217,893       $216,017
Colorado ........................       96,122           307,911          206,000         73,481         73,312
Connecticut .....................      158,932         1,324,103          528,000        331,915        329,698
Michigan ........................       97,852         1,195,780          510,000        308,751        306,534
Minnesota .......................      131,934           523,956          296,000        126,884        126,758
New Jersey ......................      457,353         2,705,068        1,212,000        661,241        657,481
Pennsylvania ....................      342,250         3,113,225        1,294,000        791,129        788,019
Texas ...........................       26,837           167,369           88,000         41,572         41,557

PRINCIPAL UNDERWRITER
    For the fiscal year ended July 31, 1997, each Fund paid the Principal Underwriter for repurchase transactions handled by it $2.50 for each such transaction which aggregated as follows: Arizona -- $1,922.50; Colorado -- $785; Connecticut -- $2,112.50; Michigan -- $3,052.51; Minnesota -- $1,377.50; New
Jersey -- $6,217.50; Pennsylvania -- $7,947.50; and Texas -- $275.

ADMINISTRATOR
    As stated under "Investment Adviser and Administrator", the Administrator currently receives no compensation for providing administrative services to each Fund. For the fiscal year ended July 31, 1995, $46,683 of the Texas Fund's Class B shares operating expenses were allocated to the Administrator.

                           PERFORMANCE INFORMATION

    The tables below indicate the cumulative and average annual total return on a hypothetical investment of $1,000 in Class B shares for the periods shown in each table. Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost. Information presented with two asterisks (**) includes the effect of subsidizing expenses. Return would have been lower without subsidies.

                                              VALUE OF A $1,000 INVESTMENT -- ARIZONA

                                              VALUE OF
                                             INVESTMENT        VALUE OF         TOTAL RETURN BEFORE         TOTAL RETURN AFTER
                                                BEFORE        INVESTMENT             DEDUCTING                   DEDUCTING
                                              DEDUCTING     AFTER DEDUCTING       THE MAXIMUM CDSC            THE MAXIMUM CDSC
  INVESTMENT     INVESTMENT    AMOUNT OF     THE MAXIMUM      THE MAXIMUM    --------------------------  --------------------------
   PERIOD*          DATE      INVESTMENT   CDSC ON 7/31/97  CDSC ON 7/31/97   CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
----------------  ------------  -----------  ---------------  ---------------  ------------  ------------  ------------  ----------
Life of
the Fund**        7/25/91       $1,000        $1,578.56        $1,578.56        57.86%        7.88%         57.86%        7.88%
5 Years
Ended
7/31/97**         7/31/92       $1,000        $1,346.27        $1,326.27        34.63%        6.13%         32.63%        5.81%
1 Year
Ended
7/31/97           7/31/96       $1,000        $1,098.47        $1,048.47         9.85%        9.85%          4.85%        4.85%
------------
* Investment operations began on July 25, 1991.

                                             VALUE OF A $1,000 INVESTMENT -- COLORADO
                                             VALUE OF
                                            INVESTMENT        VALUE OF          TOTAL RETURN BEFORE         TOTAL RETURN AFTER
                                              BEFORE         INVESTMENT              DEDUCTING                   DEDUCTING
                                             DEDUCTING     AFTER DEDUCTING        THE MAXIMUM CDSC            THE MAXIMUM CDSC
  INVESTMENT    INVESTMENT    AMOUNT OF     THE MAXIMUM      THE MAXIMUM      -------------------------  -------------------------
   PERIOD*         DATE      INVESTMENT   CDSC ON 7/31/97  CDSC ON 7/31/97    CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
----------------  -----------  -----------  ---------------  ---------------- ----------    ----------    ----------    ----------
Live of
the Fund**        8/25/92      $1,000        $1,388.47        $1,368.47         38.85%         6.88%        36.85%        6.57%
1 Year
Ended
7/31/97           7/31/96      $1,000        $1,112.56        $1,062.56         11.26%        11.26%         6.26%        6.26%
------------
* Investment operations began on August 25, 1992.

                                            VALUE OF A $1,000 INVESTMENT -- CONNECTICUT

                                            VALUE OF
                                           INVESTMENT         VALUE OF          TOTAL RETURN BEFORE         TOTAL RETURN AFTER
                                              BEFORE         INVESTMENT              DEDUCTING                   DEDUCTING
                                            DEDUCTING      AFTER DEDUCTING        THE MAXIMUM CDSC            THE MAXIMUM CDSC
 INVESTMENT    INVESTMENT    AMOUNT OF     THE MAXIMUM       THE MAXIMUM     --------------------------  --------------------------
   PERIOD*        DATE      INVESTMENT   CDSC ON 7/31/97   CDSC ON 7/31/97    CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
---------------  -----------  -----------  ---------------  ----------------- ------------  ------------  ------------  ------------
Live of
the Fund**        5/1/92      $1,000        $1,380.64         $1,370.64         38.06%        6.34%         37.06%        6.19%
5 Years
Ended**
7/31/97          7/31/92      $1,000        $1,290.32         $1,270.32         29.03%        5.23%         27.03%        4.90%
1 Year
Ended
7/31/97          7/31/96      $1,000        $1,091.66         $1,041.66          9.17%        9.17%          4.17%        4.17%
------------
* Investment operations began on May 1, 1992.

                                             VALUE OF A $1,000 INVESTMENT -- MICHIGAN

                                             VALUE OF
                                            INVESTMENT         VALUE OF         TOTAL RETURN BEFORE         TOTAL RETURN AFTER
                                              BEFORE          INVESTMENT             DEDUCTING                   DEDUCTING
                                             DEDUCTING     AFTER DEDUCTING        THE MAXIMUM CDSC            THE MAXIMUM CDSC
  INVESTMENT    INVESTMENT    AMOUNT OF     THE MAXIMUM      THE MAXIMUM     --------------------------  --------------------------
   PERIOD*         DATE      INVESTMENT   CDSC ON 7/31/97  CDSC ON 7/31/97    CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
----------------  -----------  -----------  ---------------  ---------------- ------------  ------------  ------------  ------------
Live of
the Fund**        4/19/91      $1,000        $1,530.32        $1,530.32         53.03%        7.00%         53.03%        7.00%
5 Years
Ended
7/31/97**         7/31/92      $1,000        $1,299.90        $1,279.90         29.99%        5.39%         27.99%        5.06%
1 Year
Ended
7/31/97           7/31/96      $1,000        $1,090.09        $1,040.09          9.01%        9.01%          4.01%        4.01%
------------
* Investment operations began on April 19, 1991.

                                             VALUE OF A $1,000 INVESTMENT -- MINNESOTA

                                              VALUE OF
                                             INVESTMENT        VALUE OF         TOTAL RETURN BEFORE         TOTAL RETURN AFTER
                                                BEFORE        INVESTMENT             DEDUCTING                   DEDUCTING
                                              DEDUCTING     AFTER DEDUCTING       THE MAXIMUM CDSC            THE MAXIMUM CDSC
  INVESTMENT     INVESTMENT    AMOUNT OF     THE MAXIMUM      THE MAXIMUM    --------------------------  --------------------------
   PERIOD*          DATE      INVESTMENT   CDSC ON 7/31/97  CDSC ON 7/31/97   CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
----------------  ------------  -----------  ---------------  ---------------  ------------  ------------  ------------  ----------
Live of
the Fund**        7/29/91       $1,000        $1,440.13        $1,440.13        44.01%        6.26%         44.01%        6.26%
5 Years
Ended
7/31/97**         7/31/92       $1,000        $1,282.71        $1,262.88        28.27%        5.11%         26.29%        4.78%
1 Year
Ended
7/31/97           7/31/96       $1,000        $1,090.14        $1,040.14         9.01%        9.01%          4.01%        4.01%
----------
* Investment operations began on July 29, 1991.

                                            VALUE OF A $1,000 INVESTMENT -- NEW JERSEY

                                            VALUE OF
                                           INVESTMENT         VALUE OF          TOTAL RETURN BEFORE         TOTAL RETURN AFTER
                                              BEFORE         INVESTMENT              DEDUCTING                   DEDUCTING
                                            DEDUCTING      AFTER DEDUCTING        THE MAXIMUM CDSC            THE MAXIMUM CDSC
 INVESTMENT    INVESTMENT    AMOUNT OF     THE MAXIMUM       THE MAXIMUM     --------------------------  --------------------------
   PERIOD*        DATE      INVESTMENT   CDSC ON 7/31/97   CDSC ON 7/31/97    CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
---------------  -----------  -----------  ---------------  -----------------  ------------  ------------  ------------  ----------
Live of
the Fund**        1/8/91      $1,000        $1,579.94         $1,579.94         57.99%        7.22%         57.99%        7.22%
5 Years
Ended
7/31/97**        7/31/92      $1,000        $1,311.01         $1,291.01         31.10%        5.57%         29.10%        5.24%
1 Year
Ended
7/31/97          7/31/96      $1,000        $1,098.49         $1,048.49          9.85%        9.85%          4.85%        4.85%
----------
* Investment operations began on January 8, 1991.


                                           VALUE OF A $1,000 INVESTMENT -- PENNSYLVANIA

                                            VALUE OF
                                           INVESTMENT         VALUE OF          TOTAL RETURN BEFORE         TOTAL RETURN AFTER
                                              BEFORE         INVESTMENT              DEDUCTING                   DEDUCTING
                                            DEDUCTING      AFTER DEDUCTING        THE MAXIMUM CDSC            THE MAXIMUM CDSC
 INVESTMENT    INVESTMENT    AMOUNT OF     THE MAXIMUM       THE MAXIMUM     --------------------------  --------------------------
   PERIOD*        DATE      INVESTMENT   CDSC ON 7/31/97   CDSC ON 7/31/97    CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
---------------  -----------  -----------  ---------------  -----------------  ------------  ------------  ------------  ----------
Live of
the Fund**        1/8/91      $1,000        $1,575.91         $1,575.91         57.59%        7.18%         57.59%        7.18%
5 Years
Ended
7/31/97**        7/31/92      $1,000        $1,304.01         $1,284.10         30.40%        5.45%         28.41%        5.13%
1 Year
Ended
7/31/97          7/31/96      $1,000        $1,096.56         $1,046.56          9.66%        9.66%          4.66%        4.66%
------------
* Investment operations began on January 8, 1991.

                                               VALUE OF A $1,000 INVESTMENT -- TEXAS

                                           VALUE OF
                                          INVESTMENT        VALUE OF            TOTAL RETURN BEFORE         TOTAL RETURN AFTER
                                            BEFORE         INVESTMENT                DEDUCTING                   DEDUCTING
                                           DEDUCTING     AFTER DEDUCTING          THE MAXIMUM CDSC            THE MAXIMUM CDSC
 INVESTMENT    INVESTMENT   AMOUNT OF     THE MAXIMUM      THE MAXIMUM    ----------------------------  ---------------------------
   PERIOD*        DATE     INVESTMENT   CDSC ON 7/31/97  CDSC ON 7/31/97   CUMULATIVE     ANNUALIZED     CUMULATIVE     ANNUALIZED
---------------  ----------  -----------  ---------------  ---------------  -------------  -------------  -------------  ----------
Live of
the Fund**      3/24/92      $1,000        $1,458.24        $1,448.24        45.82%          7.29%         44.82%         7.15%
5 Years
Ended
7/31/97**       7/31/96      $1,000        $1,329.33        $1,309.33        32.93%          5.86%         30.93%         5.54%
1 Year
Ended
7/31/97         7/31/96      $1,000        $1,099.95        $1,049.95        10.00%         10.00%          5.00%         5.00%
------------
  * Investment operations began on March 24, 1992.

    The following shows the yield of Class B shares for the thirty-day period ended July 31, 1997 and the yield required of a taxable security that would produce an after-tax yield equivalent to the thirty-day yield, assuming a certain combined federal and State tax rate. Appendix D contains state specific applicable tax rates and income brackets.

                                                                     TAXABLE SECURITY              ASSUMED
CLASS B                                       30-DAY YIELD           EQUIVALENT YIELD             TAX RATE

Arizona ................................          3.75%                    5.73%                   34.59%
Colorado ...............................          4.83%                    7.37%                   34.45%
Connecticut ............................          3.93%                    5.96%                   34.11%
Michigan ...............................          3.81%                    5.95%                   35.93%
Minnesota ..............................          4.13%                    6.54%                   36.87%
New Jersey .............................          4.16%                    6.44%                   35.40%
Pennsylvania ...........................          4.35%                    7.10%                   38.76%
Texas ..................................          4.24%                    6.14%                   31.00%

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    As at October 31, 1997, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of each Class B and of each Fund. As of October 31, 1997, Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL was the record owner of the following amounts of the Class B shares, which are held on behalf of its customers who are the beneficial owners of such shares, and as to which it had voting power under certain limited circumstances: Arizona -- 11.5%; Colorado -- 7.7%; Connecticut -- 18.3%; Michigan -- 21.9%; Minnesota -- 8.7%; New Jersey -- 10.9%; Pennsylvania -- 13.9%; and Texas -- 30.4%. To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of any Fund's outstanding Class B shares as of such date.

                    APPENDIX C: STATE SPECIFIC INFORMATION

                            RISKS OF CONCENTRATION

    The following information as to certain State specific considerations is given to investors in view of a Portfolio's policy of concentrating its investments in particular State issuers. Such information supplements the information in the Prospectus. It is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of issuers of each particular State. Neither the Trust nor the Portfolios have independently verified this information.

                                   ARIZONA

    The ability of Arizona and its political subdivisions to respond to the ever-increasing burdens placed upon them by the growth experienced during the past decade has been limited, in part, by Constitutional and legislative restrictions on property tax increases and limitations on annual expenditure increases. Subject to certain exceptions, the maximum amount of property taxes levied by any Arizona county, city, town or community college district for their operations and maintenance expenditures cannot exceed the amount levied in a preceding year by more than two percent. Certain taxes are specifically exempt from this limit, including taxes levied for debt service payments. Annual property tax levies for the payment of general obligation bonded indebtedness are unlimited as to rate or amount. However, there are Constitutional limitations on the aggregate amount of general obligation bonded indebtedness an Arizona municipality may incur, and these limitations could impede a municipality's ability to respond to the needs of a fast- growing population for additional public facilities and services.

    Arizona's unemployment rate in August, 1997 was 4.5% compared to a 4.9% national average.

    Arizona State government general fund revenue growth in fiscal year 1996 increased 4.4%, after incorporating the effect of a variety of tax reduction policies enacted by the Legislature, while expenditures increased by approximately 2%. The State general fund ended fiscal year 1996 with a fund balance of $399.9 million, or approximately 8.6% of base revenue. Fiscal year 1997 is expected to close with a general fund balance of $508.9 million, or approximately 10.1% of base revenue.

    The 1996 legislature enacted a $110 million income tax reduction package, in addition to a $200 million income tax reduction package enacted in 1995. In 1992, Arizona voters passed a measure that requires a two-thirds vote of the Legislature to increase State revenue. Accordingly, it will be more difficult to reverse the current and planned tax reductions, which may adversely affect State fund balances and fiscal conditions.

                                   COLORADO

    Large public works projects, a pickup in the housing sector and growth in the trade and services industries have led to moderate employment gains for the State during the 1990's. For June 1997, the seasonally adjusted unemployment rate was 3.5% versus the 5.0% national average for the same month. Certain areas of manufacturing, however, have been adversely impacted by the prolonged U.S. downturn and by relatively heavy reliance on defense contracts and military payroll in Colorado. For the twelve months ended June 1997, the State's job growth was 2.7%.

    The major revenue sources of the State are the individual income tax and the general sales and use tax. Because of limitations contained in the State constitution, the State of Colorado issues no general obligation bonds. Several agencies and instrumentalities of State government, however, are authorized by statute to issue bonds secured by revenues from specific projects and activities or to enter into lease-purchase financings which are subject to annual appropriation. Additionally, the State is authorized to issue short-term revenue anticipation notes. To the extent the Portfolio holds debt of local units of government whose revenues may rely in part on distributions from the State, the fiscal health of the State will have an indirect affect on the Portfolio. The State is required to have a balanced budget each fiscal year. Therefore, in the event of a funding gap, the State must cut expenditures and/or raise revenues. The latter is difficult, especially since the passage of the TABOR Amendment (see below). Strong growth in income tax and sales tax collections recently contributed to increases in the State's unreserved fund balances, and in fiscal year 1997, to "excess" revenues of approximately $150 million which had to be returned to the residents of the State pursuant to the TABOR Amendment.

    There are approximately 2,000 units of local government in Colorado, including counties, statutory cities and towns, home-rule cities and counties, school districts and a variety of water, sewer and other special districts, all with various constitutional and statutory authority to levy taxes and incur indebtedness. The major sources of revenue for payment of indebtedness are the ad valorem property tax, which presently is imposed and collected solely at the local level, sales and use taxes, and revenue from special projects. Residential real property is presently assessed at 9.74% of its actual value. All other property is assessed at 29% of its actual value, except producing mines and oil and gas properties. Oil and gas properties are assessed at 87.5%.

    A 1992 amendment to the State Constitution (the "TABOR Amendment") restricts growth of State and local government spending to the rate of inflation plus growth (as measured by population, school enrollment, or construction depending on the government entity); and requires voter approval of (a) all new taxes or tax increases and (b) the issuance of most types of debt. Though the TABOR Amendment is not expected to have an immediate effect on the credit quality of state and local governments, it will likely reduce the financial flexibility of all levels of government in Colorado over time. In particular, local governments dependent on taxes on residential property are being squeezed between the TABOR Amendment requirements of voter approval for increased mill levies and an earlier State Constitutional amendment which has had the effect of lowering the assessment rate on residential property from 21% to 9.74% over the past 11 years. Younger or rapidly growing municipalities with large infrastructure requirements may have particular difficulty finding the revenues needed to finance their growth.

                                 CONNECTICUT

    Connecticut's manufacturing industry, which has historically been of prime economic importance to the State, its municipalities and its residents, has been in decline for several years. Although Connecticut's manufacturing industry is diversified between transportation equipment (primarily aircraft engines, helicopters and submarines), non-electrical machinery, fabricated metal products and electrical machinery, defense-related business represents a relatively high proportion of manufacturing receipts. As a result, reductions in defense spending have had a substantial adverse effect on Connecticut's manufacturing industry.

    Connecticut's manufacturing employment peaked in 1970 at over 441,000 workers but had declined 36.5% by 1995. Although the loss of manufacturing jobs was partially offset by a 69.7% rise in other non-agricultural employment during the same period, Connecticut's growth in non-manufacturing employment has lagged behind the New England region and the nation as a whole. Moreover, Connecticut's largest defense contractors have announced plans to reduce their labor forces substantially over the next few years.

    From 1986 through 1996, Connecticut's unemployment rate was generally lower than the unemployment rate for the U.S. as a whole, and average per capita personal income of Connecticut residents was higher than that of residents of other states. The average unemployment rate (seasonally adjusted) in Connecticut increased from a low of 3.0% in 1988 to 7.5% in 1992 and, after a number of important changes in the method of calculation, was reported to be 5.0% in 1996. Average per capita personal income of Connecticut residents increased in every year from 1985 to 1995, rising from $18,268 to $31,776.

    At the end of the 1990-1991 fiscal year, the General Fund had an accumulated unappropriated deficit of $966 million. For the five fiscal years ended June 30, 1997, the General Fund ran operating surpluses of approximately $225 million, $110 million, $113 million, $20 million and $80 million, respectively. General Fund expenditures are budgeted to grow by 0.9% for the 1997-1998 fiscal year.

    In 1991, to address the General Fund's growing deficit, legislation was enacted by which the State imposed an the income tax on individuals, trusts and estates for taxable years generally commencing in 1992. For each fiscal year starting with the 1991-1992 fiscal year, the General Fund has operated at a surplus with over 60% of the State's tax revenues being generated by the income tax and the sales and use tax. However, the State's budgeted expenditures have almost doubled from approximately $4.3 billion for the 1986-1987 fiscal year to approximately $9.2 billion for the 1996-1997 fiscal year.

    The State's primary method for financing capital projects is through the sale of general obligation bonds. As of May 1, 1997, the State had authorized general obligation bonds totaling $10.8 billion, of which $9.7 billion had been approved for issuance by the State Bond Commission, $8.8 billion had been issued, and $6.4 billion were outstanding.

    In addition to the bonds described above, the State also has limited or contingent liability on a significant amount of other bonds. Such bonds have been issued by the following quasi-public agencies: the Connecticut Housing Finance Authority, the Connecticut Development Authority, the Connecticut Higher Education Supplemental Loan Authority, the Connecticut Resources Recovery Authority and the Connecticut Health and Educational Facilities Authority. Such bonds have also been issued by the cities of Bridgeport and West Haven and the Southeastern Connecticut Water Authority. As of October 15, 1996, the amount of bonds outstanding on which the State has limited or contingent liability totaled $3,985,400,000.

    As of October 15, 1996, the General Assembly had authorized $4.2 billion of such STO bonds, of which $3.6 billion new money borrowings had been issued. It is anticipated that additional STO bonds will be authorized annually in amounts necessary to finance and to complete the infrastructure program. Such additional bonds may have equal rank with the outstanding bonds provided certain pledged revenue coverage requirements are met. The State expects to continue to offer bonds for this program.

    On March 29, 1990, S&P reduced its ratings of the State's general obligation bonds from AA+ to AA, and on April 9, 1990, Moody's reduced its ratings from Aa1 to Aa. On September 13, 1991, S&P further reduced its ratings of the State's general obligation bonds and certain obligations that depend in part on the creditworthiness of the State to AA-. On March 17, 1995, Fitch reduced its ratings of the State's general obligation bonds from AA+ to AA. As of September, 1997 Connecticut's general obligation bonds were rated Aa3, AA-, and AA by Moody's S&P and Fitch.

    The State, its officers and its employees are defendants in numerous lawsuits. Although it is not possible to determine the outcome of these lawsuits, the Attorney General has opined that an adverse decision in any of the following cases might have a significant impact on the State's financial position: (i) a class action by the Connecticut Criminal Defense Lawyers Association claiming a campaign of illegal surveillance activity and seeking damages and injunctive relief; (ii) an action on behalf of all persons with traumatic brain injury, claiming that their constitutional rights are violated by placement in State hospitals alleged not to provide adequate treatment and training, and seeking placement in community residential settings with appropriate support services; and (iii) litigation involving claims by Indian tribes to a portion of the State's land area.

    As a result of litigation on behalf of black and Hispanic school children in the City of Hartford seeking "integrated education" within the Greater Hartford metropolitan area, on July 9, 1996, the State Supreme Court directed the legislature to develop appropriate measures to remedy the racial and ethnic segregation in the Hartford public schools. The fiscal impact of this decision might be significant but is not determinable at this time.

    General obligation bonds issued by municipalities are payable primarily from ad valorem taxes on property located in the municipality. A municipality's property tax base is subject to many factors outside the control of the municipality, including the decline in Connecticut's manufacturing industry. In addition to general obligation bonds backed by the full faith and credit of the municipality, certain municipal authorities finance projects by issuing bonds that are not considered to be debts of the municipality. Such bonds may be repaid only from revenues of the financed project, the revenues from which may be insufficient to service the related debt obligations.

    In recent years, certain Connecticut municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits. The most notable of these is the City of Bridgeport, which filed a bankruptcy petition on June 7, 1991. The State opposed the petition. The United States Bankruptcy Court for the District of Connecticut held that Bridgeport has authority to file such a petition but that its petition should be dismissed on the grounds that Bridgeport was not insolvent when the petition was filed.

    Regional economic difficulties, reductions in revenues and increases in expenses could lead to further fiscal problems for the State and its political subdivisions, authorities and agencies. Difficulties in payment of debt service on borrowings could result in declines, possibly severe, in the value of their outstanding obligations, increases in their future borrowing costs, and impairment of their ability to pay debt service on their obligations.

                                   MICHIGAN

    The State's economy is overly dependent on the manufacturing sector, more specifically the auto industry. Manufacturing accounts for 23% of total employment as compared to the national average of 17%. The dependency on manufacturing makes the State economy overly susceptible to economic downturns. For August 1997, the State unemployment rate was 3.7% as compared to the national average of 4.9%. Modest employment growth occurred over the first half of 1997. An improving economy and successful cost containment have enabled the State to improve its financial position. For 1995, the Budget Stabilization Fund was slightly greater than $1.0 billion and reached $1.15 billion for 1996. The Governor has reduced individual and business income taxes. Following this reduction, revenues were budgeted to grow 4.5% in 1997, down from earlier estimates of 5.1%.

    In March, 1994, Michigan voters approved a change in the tax system. The most significant provisions were an increase in the sales tax rate from 4% to 6%, a reduction in the income tax rate from 4.6% to 4.4% and the creation of a statewide property tax. These changes are expected to provide sufficient revenues to offset the elimination of property taxes for school district operating purposes. There can be no assurance that school districts will receive sufficient revenues to be able to service any limited tax bonds they may have outstanding and which may be held by the Portfolio.

    Under the State Constitution, the raising of taxes by the Legislature is limited if doing so would cause the ratio of Total State Revenues (except federal aid) to Personal Income of Michigan (as such terms are defined in the State Constitution) to exceed certain limits. The only exceptions to this revenue limit are a majority approval of a referendum question or a specific emergency declared by a two-thirds vote of the Legislature. However, this limit does not apply to taxes imposed for the payment of principal and interest on bonds of the State, if the bonds are approved by voters and authorized by a vote of two-thirds of the members of each House of the Legislature and certain school district loans. Local units of government and local authorities are authorized to issue bonds and other evidences of indebtedness in a variety of situations without the approval of electors, but the ability of the obligor to levy taxes for the payment of such obligations is subject to the foregoing limitations unless the obligations were authorized before December 23, 1978 or approved by the electors. The Constitution prohibits the State from reducing the proportion of total State spending paid to all local units of government, taken as a group, below that proportion in effect in the 1978-79 fiscal year. The State may not mandate new or increased levels of services to be provided by local units without making appropriations to cover any increased costs.

    Under the State Constitution, the total amount of general ad valorem taxes imposed on taxable property in any year cannot exceed certain millage limitations specified by the Constitution, statute or charter. The Constitution prohibits local units of government from levying any tax not authorized by law or charter, or from increasing the rate of an existing tax above the rate authorized by law or charter. The Constitution also contains millage reduction provisions. Under such provisions, should the value of taxable property (exclusive of new construction and improvements) increase at a percentage greater than the percentage increase in the Consumer Price Index, the maximum authorized tax rate would be reduced by a factor which would result in the same maximum potential tax revenues to the local taxing unit as if the valuation of taxable property (less new construction and improvements) had grown only at the Consumer Price Index rate instead of at the higher actual growth rate. Thus, if taxable property values rise faster than consumer prices, the maximum authorized tax rate would be increased at the Consumer Price Index rate. Conversely, if taxable property values rise slower than consumer prices, tax rates may be raised accordingly, but never higher than the rate authorized on December 23, 1978, without elector approval.

    The ability of the State to pay the principal and interest on its general obligation bonds may be affected by the limitations described above. Similarly, the ability of local units to levy taxes to pay the principal of and interest on their general obligations is subject to the constitutional, statutory and charter limits described below.

                                  MINNESOTA

    The State's diverse economy has continued to outperform the nation, as evidenced by the State's employment growth in the early 1990s. For September 1997, the State's adjusted unemployment rate was 3.2% compared to the national average of 4.9%. The State of Minnesota has no obligation to pay any bonds of its political or governmental subdivisions, municipalities, governmental agencies, or instrumentalities. The creditworthiness of local general obligation bonds is dependent upon the financial condition of the local government issuer, and the creditworthiness of revenue bonds is dependent upon the availability of particular designated revenue sources or the financial conditions of the underlying obligors. Although most of the bonds owned by the Portfolio are expected to be obligations other than general obligations of the State of Minnesota itself, there can be no assurance that the same factors that adversely affect the economy of the State generally will not also affect adversely the market value or marketability of such other obligations, or the ability of the obligors to pay the principal of or interest on such obligations.

    At the local level, the property tax base has recovered after its growth was slowed in many communities in the early 1990s by an overcapacity in certain segments of the commercial real estate market. Local finances are also affected by the amount of state aid that is made available. Further, various of the issuers within the State of Minnesota, as well as the State of Minnesota itself, whose securities may be purchased by the Portfolio, may now or in the future be subject to lawsuits involving material amounts. It is impossible to predict the outcome of these lawsuits. Any losses with respect to these lawsuits may have an adverse impact on the ability of these issuers to meet their obligations.

                                  NEW JERSEY

    New Jersey has a well diversified economy and high wealth levels. Per capita income ranks as the second highest in the nation at 28% above the U.S. average. The State's economy benefits from its proximity to New York and other major eastern seaboard cities. New Jersey's economy, like most states, suffered during the recent recession with unemployment increasing and surpassing the national average. New Jersey's adjusted unemployment rate for August 1997 was 5.2% compared to 4.9% nationally.

    The State ended fiscal 1993 with an $855 million surplus, approximately half of which was used in the 1994 budget. 1994 had an appropriation for all funds of $15.7 billion, up 4.8% from fiscal 1993 revised appropriations of $14.7 billion. Both years benefited from $412 million in nonrecurring revenues from retroactive federal Medicaid payments. After the Legislature reduced the Governor's fiscal 1994 requests by $182 million, about half the $855 million fiscal 1993 total surplus was used for fiscal 1994, with a June 30, 1994 forecast of $416 million -- $110 million allocated to the General Fund and over $305 million to rainy day and taxpayer relief funds.

    In 1994, New Jersey adopted a 5% personal income tax cut retroactive to January 1, 1994. In 1995, New Jersey adopted a 10% personal income tax cut retroactive to January 1, 1995. On June 26, 1995, the New Jersey State Legislature passed an additional 15% reduction to take effect January 1, 1996.

    Fiscal year 1996 ended with total revenues up 4.3% to $15.6 billion. However, total spending increased to $16.3 billion. As of January 1, 1996, New Jersey fulfilled Governor Whitman's promised personal income tax cut of 30%. Even so, tax revenues were up in all categories with income tax receipts up by 4.3%. The higher spending level resulted in a decrease of total fund balances to $880 million, down 7.5%.

    In June 1997, the New Jersey Economic Development Authority issued $2.75 billion of State Pension Funding Bonds. Proceeds of this issue were used to fully fund the State's unfunded accrued pension liability and resulted in a reduction of the General Fund costs for fiscal years 1997 and 1998 of $590 million. Moody's placed the Aa1 general obligation bond rating on negative. In doing so they cited a reduction in financial flexibility resulting from the shift of a current liability to long-term debt, and failure to address a budget gap that will emerge in 1999, a year which may see a slowing in the economy and decline in tax receipts.

    Other State-related obligations include those created pursuant to the New Jersey Building Authority Act, which has the power to construct facilities for leasing to the State. The rental for such buildings is equal to the debt service relating thereto plus payments in lieu of real estate taxes. Legislation provides for future appropriations for State aid to local school districts equal to debt service on a maximum principal amount of $280,000,000 of bonds issued by such local school districts for construction and renovation of school facilities and for State aid to counties equal to debt service on up to $80,000,000 of bonds issued by counties for construction of county college facilities.

    The authorizing legislation for various State entities provides for specific budgetary procedures with respect to certain obligations issued by such entities. Bonds issued pursuant to authorizing legislation of this type are sometimes referred to as "moral obligation" bonds. There is no statutory limitation on the amount of moral obligation bonds which may be issued by eligible State entities. Currently, there are two such entities available for State appropriations to meet moral obligations. The New Jersey Housing and Mortgage Finance Agency has not had a deficiency in a debt service reserve which required New Jersey to appropriate funds. It is anticipated that the agency's revenue will continue to be sufficient to cover debt service on its bonds. The State provides the South Jersey Port Corporation with funds to cover all debt service and property tax requirements when earned revenues are anticipated to be insufficient to cover these obligations. In the past, anticipated revenues have, in some cases, been insufficient to cover debt service and/or all property tax requirements. There are numerous other State- created entities with outstanding debt. This debt is supported by revenues derived from or assets of the various projects financed by such entities.

    The Local Budget Law imposes specific budgetary procedures upon counties and municipalities, subject to review by the Director of the Division of Local Government Services. State law also regulates the issuance of debt by counties and municipalities by limiting the amount of tax anticipation notes that may be issued and requiring their repayment within three months of the end of the fiscal year in which they are issued. The Local Bond Law governs the issuance of bonds and notes and bars the issuance of bonds for the payment of current expenses or to pay outstanding obligations, except where permitted by the Local Finance Board. State law also authorizes State officials to supervise fiscal administration in any municipality facing financial difficulties.

                                 PENNSYLVANIA

    Pennsylvania historically has been identified as a heavy industry state, although that reputation has changed with the decline of the coal, steel and railroad industries and the resulting diversification of Pennsylvania's industrial composition. The major new sources of growth are in the service sector, including trade, medical and health services, education and financial institutions. Pennsylvania continues, however, to have a greater percentage of its workers employed in manufacturing than the national average, leaving the economy somewhat cyclical and vulnerable to recessionary forces. During 1995, manufacturing accounted for 18% of employment. For August 1997, the adjusted unemployment rate for Pennsylvania was 5.3%. Per capita income in Pennsylvania for 1995 of $23,558 was higher than the per capita income of the United States of $23,208.

Revenues and Expenditures. Pennsylvania utilizes the fund method of accounting. The General Fund, the State's largest fund, receives all tax receipts, revenues, federal grants and reimbursements that are not specified by law to be deposited elsewhere. Debt service on all obligations, except those issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund. The General Fund closed fiscal year 1996 with a balance of $635 million.

    For 1997, the Commonwealth expects a slight improvement in the State's financial position. The 1997 budget provides for only a 0.6% increase in expenditures. As of date, revenues were better than expected but a slow down in collections is expected. State enacted welfare reform has enabled the Administration to limit expenditure growth. The 1998 proposed budget calls for a 2.9% increase in expenditures.

State-Related Obligations. Certain state-created agencies have statutory authorization to incur debt for which no legislation providing for state appropriations to pay debt service thereon is required. The debt of these agencies is supported by assets of or revenues derived from the various projects financed; it is not an obligation of the State. Some of these agencies, however, are indirectly dependent on state appropriations. State- related agencies and their outstanding debt as of December 31, 1996 include the Delaware River Joint Toll Bridge Commission ($53.9 million), the Delaware River Port Authority ($523.8 million), the Pennsylvania Economic Development Financing Authority ($1,371.5 million), the Pennsylvania Energy Development Authority ($118.0 million), the Pennsylvania Higher Education Assistance Agency ($1,408.8 million), the Pennsylvania Higher Education Facilities Authority ($2,667.1 million), the Pennsylvania Industrial Development Authority ($416.2 million), the Pennsylvania Infrastructure Investment Authority ($205.9 million), the Pennsylvania Turnpike Commission ($1,205.8 million), the Philadelphia Regional Port Authority ($61.1 million) and the State Public School Building Authority ($324.0 million).

    The only obligations of state-created agencies in Pennsylvania which bear a moral obligation of the state are those issued by the Pennsylvania Housing Finance Agency, a state-created agency which provides housing for lower and moderate income families in the state, which had $2,357.9 million of bonds outstanding at December 31, 1996, and the Hospitals and Higher Education Facilities Authority of Philadelphia which issued $21.1 million in bonds in 1993.

Litigation. Pennsylvania is currently involved in certain litigation where adverse decisions could have an adverse impact on its ability to pay debt service. In Baby Neal v. Commonwealth, the American Civil Liberties Union filed a lawsuit against the Commonwealth seeking an order that would require the Commonwealth to provide additional funding for child welfare services. County of Allegheny v. Commonwealth of Pennsylvania involves litigation regarding the state constitutionality of the statutory scheme for county funding of the judicial system. In Pennsylvania Association of Rural and Small Schools v. Casey, the constitutionality of Pennsylvania's system for funding local school districts has been challenged. No estimates for the amount of these claims are available.

    As of the date of this Statement of Additional Information, the City of Philadelphia's general obligations are rated Baa, BBB and BBB, by Moody's, S&P and Fitch, respectively.

                                    TEXAS

    Once largely dependent on the drilling, production, refining, chemical and energy-related manufacturing sectors, the economy of Texas has diversified with the major source of job growth in the State now being the service- producing sector (which includes transportation and public utilities, finance, insurance and real estate, trade, services, and government). The Texas economy continues to outpace the nation, adding 217,000 jobs in the 12-month period ended August 1997. Continued job growth is expected. The unemployment rate of 5.4% for August 1997, is above the national average of 4.9%. Over the past decade, the population of Texas grew at a rate twice as fast as that of the entire United States. Currently the third largest state in the nation, Texas is expected to move into second place by the late 1990's.

    The Texas legislature passed a $80 billion biennial budget for fiscal years 1996 and 1997. The new budget includes no new tax increases. Historically, the primary sources of the State's revenues have been sales taxes, mineral severance taxes and Federal grants. The beginning fiscal 1996 cash balance was $2.1 billion. The State has no personal or corporate income tax, although the State does impose a corporate franchise tax based on the amount of a corporation's capital and surplus. A bill was passed by the legislature reforming educational aid. Also, the State provided additional funding construction for poor districts. For the fiscal year ended August 1996, cash balances grew more than $160 million to $2.27 billion.

                   APPENDIX D: TAX EQUIVALENT YIELD TABLES

    The tables below give the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding from 4% to 7% (6% for Pennsylvania) under the regular federal income tax and applicable state and local tax rates applicable for 1997.

Note: The federal income tax portion of the indicated combined income tax brackets in the tables does not take into account the effect of a reduction in the deductibility of itemized deductions (including applicable state and local taxes) for taxpayers with adjusted gross income in excess of $121,200. The tax brackets also do not show the effects of phaseout of personal exemptions for single filers with adjusted gross income in excess of $121,200 and joint filers with adjusted gross income in excess of $181,800. The effective tax brackets and equivalent taxable yields of such taxpayers will be higher than those indicated in the tables.

Yields shown are for illustration purposes only and are not meant to represent a Fund's actual yield. No assurance can be given that any specific tax exempt yield will be achieved. While it is expected that each Portfolio will invest principally in obligations, the interest from which is exempt from the regular federal income tax and applicable state and local taxes described in the Prospectus, other income received by a Portfolio and allocated to a Fund may be taxable. The tables do not take into account state or local taxes, if any, payable on Fund distributions except for those described in the footnote to the tables. Also, the interest earned on certain "private activity bonds" issued after August 7, 1986, while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the federal alternative minimum tax. The illustrations assume that the federal alternative minimum tax is not applicable and do not take into account any tax credits that may be available.

The information set forth herein is as of the date of this SAI. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above. Investors should consult their tax adviser for additional information.

                                                              ARIZONA

                                                COMBINED
                                                FEDERAL                         A FEDERAL AND ARIZONA STATE
                                                  AND                                TAX EXEMPT YIELD OF:
     SINGLE RETURN           JOINT RETURN        ARIZONA      4%        4.5%        5%        5.5%        6%       6.5%       7%
-----------------------  ---------------------  STATE TAX  ------------------------------------------------------------------------
              (TAXABLE INCOME*)                 BRACKET+                  IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
----------------------------------------------  ---------  ------------------------------------------------------------------------
         Up to $ 24,650         Up to $ 41,200   17.98%       4.88%      5.49%      6.10%      6.71%     7.31%     7.92%     8.53%
    $ 24,651 - $ 59,750    $ 41,201 - $ 99,600   31.74        5.86       6.59       7.33       8.06      8.79      9.52     10.26
    $ 59,751 - $124,650    $ 99,601 - $151,750   34.59        6.12       6.88       7.64       8.41      9.17      9.94     10.70
    $124,651 - $271,050    $151,751 - $271,050   39.58        6.62       7.45       8.28       9.10      9.93     10.76     11.59
          Over $271,050          Over $271,050   42.98        7.02       7.89       8.77       9.65     10.52     11.40     12.28

* Net amount subject to federal and Arizona personal income tax after deductions and exemptions.

+ The combined federal and Arizona tax brackets are calculated using the highest Arizona tax rate within each bracket. Taxpayers with taxable income within such brackets may have lower combined tax brackets and taxable equivalent yields than indicated
  above. The combined tax brackets assume that Arizona taxes are itemized deductions for federal income tax purposes. Investors who do not itemize deductions on their federal income tax return will have a higher combined bracket and higher taxable equivalent yield than those indicated above. The applicable federal tax rates within the brackets are 15%, 28%, 31%, 36% and
  39.6%, over the same ranges of income.

                                                              COLORADO

                                                COMBINED
                                                FEDERAL                         A FEDERAL AND COLORADO STATE
                                                  AND                                TAX EXEMPT YIELD OF:
     SINGLE RETURN           JOINT RETURN         CO             4%        4.5%       5%       5.5%       6%       6.5%      7%
-----------------------  ---------------------  STATE TAX  ------------------------------------------------------------------------
              (TAXABLE INCOME*)                 BRACKET+                  IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
----------------------------------------------  ---------  ------------------------------------------------------------------------
         Up to $ 24,650         Up to $ 41,200     19.25%        4.95%     5.57%     6.19%     6.81%     7.43%     8.05%     8.67%
    $ 24,651 - $ 59,750    $ 41,201 - $ 99,600     31.60         5.85      6.58      7.31      8.04      8.77      9.50     10.23
    $ 59,751 - $124,650    $ 99,601 - $151,750     34.45         6.10      6.86      7.63      8.39      9.15      9.92     10.68
    $124,651 - $271,050    $151,751 - $271,050     39.20         6.58      7.40      8.22      9.05      9.87     10.69     11.51
        Over   $271,050        Over   $271,050     42.62         6.97      7.84      8.71      9.59     10.46     11.33     12.20

* Net amount subject to federal and Colorado personal income tax after deductions and exemptions.

+ The Colorado income tax rate is 5%. The combined tax brackets assume that Colorado taxes are itemized deductions for federal income tax purposes. Investors who do not itemize deductions on their federal income tax return will have a higher combined bracket and higher taxable equivalent yield than those indicated above. The applicable federal tax rates within the brackets are 15%, 28%, 31%, 36% and 39.6%, over the same ranges of income.

                                                            CONNECTICUT

                                                COMBINED
                                                FEDERAL                       A FEDERAL AND CONNECTICUT STATE
                                                  AND                                TAX EXEMPT YIELD OF:
      SINGLE RETURN           JOINT RETURN         CT            4%        4.5%        5%      5.5%      6%     6.5%      7%
-----------------------  ---------------------  STATE TAX  ----------------------------------------------------------------------
              (TAXABLE INCOME*)                 BRACKET+                  IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
----------------------------------------------  ---------  ----------------------------------------------------------------------
         Up to $ 24,650          Up to $ 41,200  18.25%         4.89%     5.50%     6.12%    6.73%    7.34%    7.95%    8.56%
    $ 24,651 - $ 59,750     $ 41,201 - $ 99,600  31.24          5.82      6.54      7.27     8.00     8.73     9.45    10.18
    $ 59,751 - $124,650     $ 99,601 - $151,750  34.11          6.07      6.83      7.59     8.35     9.11     9.86    10.62
    $124,651 - $271,050     $151,751 - $271,050  38.88          6.54      7.36      8.18     9.00     9.82    10.63    11.45
          Over $271,050           Over $271,050  42.32          6.93      7.80      8.67     9.54    10.40    11.27    12.14

* Net amount subject to federal and Connecticut personal income tax after deductions and exemptions.

+ The combined federal and Connecticut tax brackets are calculated using the highest Connecticut tax rate within each bracket, reduced by available tax credits. Taxpayers with taxable income within these brackets may have a lower combined tax bracket and taxable equivalent yield than indicated above. Tax credits reduce the effective Connecticut tax rate for single filers with taxable income up to $52,500 and joint filers up to $100,500. The combined tax brackets assume that Connecticut taxes are itemized deductions for federal income tax purposes. Investors who do not itemize deductions on their federal income tax return will have a higher combined bracket and higher taxable equivalent yield than those indicated above. The applicable federal tax rates within the brackets are 15%, 28%, 31%, 36% and 39.6%, over the same ranges of income.

                                                             MICHIGAN

                                                                                    A FEDERAL AND MICHIGAN STATE
                                                     COMBINED                           TAX EXEMPT YIELD OF:
      SINGLE RETURN             JOINT RETURN        FEDERAL AND        4%      4.5%       5%     5.5%       6%     6.5%       7%
-------------------------  ----------------------    MI STATE     -----------------------------------------------------------------
                (TAXABLE INCOME)*                  TAX BRACKET+              IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
-------------------------------------------------  -------------  -----------------------------------------------------------------
         Up to   $ 24,650        Up to   $ 41,200      20.33%        5.02%     5.65%     6.28%    6.90%    7.53%    8.16%    8.79%
      $ 24,651 - $ 59,750     $ 41,201 - $ 99,600      32.52         5.93      6.67      7.41     8.15     8.89     9.63    10.37
      $ 59,751 - $124,650     $ 99,601 - $151,750      35.33         6.19      6.96      7.73     8.50     9.28    10.05    10.82
      $124,651 - $271,050     $151,751 - $271,050      40.02         6.67      7.50      8.34     9.17    10.00    10.84    11.67
          Over   $271,050         Over   $271,050      43.39         7.07      7.95      8.83     9.72    10.60    11.48    12.37

* Net amount subject to federal and Michigan personal income tax after deductions and exemptions.

+ The combined tax brackets include a Michigan tax rate of 4.4%, Michigan City income tax rate of 1% (which may vary by city), and a Michigan intangibles tax rate of .875%, and assume that Michigan State and local taxes are itemized deductions for federal income tax purposes. Investors who do not itemize deductions on their federal income tax return will have a higher combined bracket and higher taxable equivalent yield than those indicated above. The applicable federal tax rates within the brackets are 15%, 28%, 31%, 36% and 39.6%, over the same ranges of income.

                                                             MINNESOTA

                                                                                    A FEDERAL AND MINNESOTA STATE
                                                     COMBINED                           TAX EXEMPT YIELD OF:
      SINGLE RETURN             JOINT RETURN        FEDERAL AND        4%      4.5%       5%     5.5%       6%     6.5%       7%
-------------------------  ----------------------    MN STATE     ---------------------------------------------------------------
                (TAXABLE INCOME)*                  TAX BRACKET+              IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
-------------------------------------------------  -------------  ---------------------------------------------------------------
        Up to   $ 24,650       Up to   $ 41,200      21.80%        5.12%     5.75%     6.39%     7.03%     7.67%    8.31%    8.95%
     $ 24,651 - $ 59,750    $ 41,201 - $ 99,600      34.12         6.07      6.83      7.59      8.35      9.11     9.87    10.63
     $ 59,751 - $124,650    $ 99,601 - $151,750      36.87         6.34      7.13      7.92      8.71      9.50    10.30    11.09
     $124,651 - $271,050    $151,751 - $271,050      41.44         6.83      7.68      8.54      9.39     10.25    11.10    11.95
         Over   $271,050        Over   $271,050      44.73         7.24      8.14      9.05      9.95     10.86    11.76    12.67

* Net amount subject to federal and Minnesota personal income tax after deductions and exemptions.

+ The first two combined tax brackets are calculated using the highest Minnesota tax rate within each bracket. Taxpayers with taxable income within such brackets may have lower combined tax brackets and taxable equivalent yields than indicated above.
  The combined tax brackets assume that Minnesota taxes are itemized deductions for federal income tax purposes. Investors who do not itemize deductions on their federal income tax return will have a higher combined bracket and higher taxable equivalent yield than those indicated above. The applicable federal tax rates within the brackets are 15%, 28%, 31%, 36% and 39.6%, over the same ranges of income.

                                                            NEW JERSEY

                                                                                    A FEDERAL AND NEW JERSEY STATE
                                                     COMBINED                           TAX EXEMPT YIELD OF:
      SINGLE RETURN             JOINT RETURN        FEDERAL AND        4%      4.5%       5%     5.5%       6%     6.5%       7%
-------------------------  ----------------------    NJ STATE     -----------------------------------------------------------------
                (TAXABLE INCOME)*                  TAX BRACKET+              IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
-------------------------------------------------  -------------  -----------------------------------------------------------------
         Up to $ 24,650         Up to $ 41,200      16.49%        4.79%     5.39%     5.99%     6.59%     7.18%    7.78%    8.38%
      $ 24,651-$ 59,750      $ 41,201-$ 99,600      31.98%        5.88      6.62      7.35      8.09      8.82     9.56    10.29
      $ 59,751-$124,650      $ 99,601-$151,750      35.40%        6.19      6.97      7.74      8.51      9.29    10.06    10.84
      $124,651-$271,050      $151,751-$271,050      40.08%        6.68      7.51      8.34      9.18     10.01    10.85    11.68
          Over $271,050          Over $271,050      43.45%        7.07      7.96      8.84      9.73     10.61    11.49    12.38

* Net amount subject to federal and New Jersey personal income tax after deductions and exemptions.

+ The combined federal and New Jersey tax brackets are calculated using the highest New Jersey tax rate applicable within each bracket. Taxpayers with taxable income within such brackets may have lower combined tax brackets and taxable equivalent yields than indicated above. The combined tax brackets assume that New Jersey taxes are itemized deductions for federal income tax purposes. Investors who do not itemize deductions on their federal income tax return will have a higher combined bracket and higher taxable equivalent yield then those indicated above. The applicable federal tax rates within the brackets are 15%, 28%,
  31%, 36% and 39.6%, over the same ranges of income.

                                                           PENNSYLVANIA
                                                                                        TAXABLE YIELD NEEDED TO MATCH 6% FREE OF
                                                                                      ---------------------------------------------
                                                                                                                        FEDERAL,
                                                                                                                         STATE,
                1994 TAXABLE INCOME                                                      FEDERAL      FEDERAL, STATE   COUNTY AND
----------------------------------------------------     FEDERAL          STATE         AND STATE       AND COUNTY    PHILADELPHIA
       SINGLE RETURN              JOINT RETURN          INCOME TAX      INCOME TAX        TAXES         TAXES (1)       TAXES (2)
---------------------------  -----------------------  --------------  --------------  --------------  --------------  -------------
             Up to $ 24,650           Up to $ 41,200      15.00%          2.80%            7.26%           7.80%          8.24%
        $ 24,651 - $ 59,750      $ 41,201 - $ 99,600      28.00           2.80             8.57            9.20           9.72
        $ 59,751 - $124,650      $ 99,601 - $151,750      31.00           2.80             8.95            9.60          10.15
        $124,651 - $271,050      $151,751 - $271,050      36.00           2.80             9.65           10.36          10.94
              Over $271,050            Over $271,050      39.60           2.80            10.22           10.97          11.59
-----------------------------------------------------------------------------------------------------------------------------------

Equivalent yields are based on a fixed $1,000 investment with all taxes deducted from income. Included in all areas are the effects of: federal income tax and a 2.8% Pennsylvania income tax. (1) Includes a 4 mil county personal property tax imposed by most counties. (2) Includes a 4 mil county personal property and a 4.84% Philadelphia school income tax. The equivalent yields assume that the Pennsylvania state and local taxes referred to above are itemized deductions for federal income tax purposes. Investors who do not itemize deductions on their federal income tax return will have a higher equivalent yield than indicated.

                                                               TEXAS

    IF THE TAXABLE          OR THE TAXABLE      YOU ARE
       INCOME ON               INCOME ON        IN THIS                         IN YOUR BRACKET, A TAX-FREE YIELD OF
      YOUR SINGLE             YOUR JOINT         FEDERAL      4%        4.5%        5%        5.5%        6%       6.5%       7%
      RETURN IS*              RETURN IS*         BRACKET                 EQUALS THAT OF A TAXABLE INVESTMENT YIELDING
----------------------------------------------  ---------  ------------------------------------------------------------------------
         Up to $ 24,650         Up to $ 41,200    15.0%      4.71%      5.29%      5.88%      6.47%      7.06%     7.65%     8.24%
    $ 24,651 - $ 59,750    $ 41,201 - $ 99,600    28.0       5.56       6.25       6.94       7.64       8.33      9.03      9.72
    $ 59,751 - $124,650    $ 99,601 - $151,750    31.0       5.80       6.52       7.25       7.97       8.70      9.42     10.14
    $124,651 - $271,050    $151,751 - $271,050    36.0       6.25       7.03       7.81       8.59       9.38     10.16     10.94
        Over   $271,050        Over   $271,050    39.6       6.62       7.45       8.28       9.11       9.93     10.76     11.59

* Net amount subject to federal personal income tax after deductions and exemptions.


                             APPENDIX E: RATINGS

                      DESCRIPTION OF SECURITIES RATINGS+

                       MOODY'S INVESTORS SERVICE, INC.

MUNICIPAL BONDS

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

    1. An application for rating was not received or accepted.

    2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

    3. There is a lack of essential data pertaining to the issue or issuer.

    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

NOTE: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

------------
+The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of a Portfolio's fiscal year end.

MUNICIPAL SHORT-TERM OBLIGATIONS

RATINGS: Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or (MIG). Such rating recognizes the differences between short term credit risk and long term risk. Factors effecting the liquidity of the borrower and short term cyclical elements are critical in short term ratings, while other factors of major importance in bond risk, long term secular trends for example, may be less important over the short run.

A short term rating may also be assigned on an issue having a demand feature, variable rate demand obligation (VRDO). Such ratings will be designated as VMIG1, SG or if the demand feature is not rated, NR. A short term rating on issues with demand features are differentiated by the use of the VMIG1 symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

                       STANDARD & POOR'S RATINGS GROUP

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

P: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

L: The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Deposit Insurance Corp. and interest is adequately collateralized. In the case of certificates of deposit, the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

MUNICIPAL NOTES

S&P note ratings reflect the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

    -- Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

    -- Sources of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

    SP-1: Strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics will be given a plus(+) designation.

    SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

    SP-3: Speculative capacity to pay principal and interest.

                        FITCH INVESTORS SERVICE, INC.

INVESTMENT GRADE BOND RATINGS

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A: Bonds considered to be investment grade and of high credit quality. The obligors ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

HIGH YIELD BOND RATINGS

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) OR MINUS (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

INVESTMENT GRADE SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Stong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

F-2: Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

F-3: Fair Credit Quality. Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse change could cause these securities to be rated below investment grade.

                               * * * * * * * *

NOTES: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. Each Portfolio is dependent on the Investment Adviser's judgment, analysis and experience in the evaluation of such bonds.

    Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

-------------------------------------------------------------------------------

Eaton Vance Arizona Municipals Fund
Eaton Vance Colorado Municipals Fund
Eaton Vance Connecticut Municipals Fund
Eaton Vance Michigan Municipals Fund
Eaton Vance Minnesota Municipals Fund
Eaton Vance New Jersey Municipals Fund
Eaton Vance Pennsylvania Municipals Fund
Eaton Vance Texas Municipals Fund


STATEMENT OF ADDITIONAL INFORMATION
DECEMBER 1, 1997



--------------------------------------------------------------------------------

Portfolio Investment Adviser
Boston Management and Research, 24 Federal Street, Boston, MA 02110

Fund Administrator
Eaton Vance Management, 24 Federal Street, Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110
(800) 225-6265

Custodian
Investors Bank & Trust Company, 200 Clarendon Street, Boston, MA 02116

Transfer Agent
First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123
(800) 262-1122

Auditors
Deloitte & Touche LLP, 125 Summer Street, Boston, MA 02110

                                                                     C12/1ABSAI

[LOGO OF      Investing
EATON VANCE   for the
APPEARS HERE] 21st                               [PHOTO OF WALL WITH THE WORD
              Century                             "EDUCATION" APPEARS HERE]



    Annual Report July 31, 1997


[PHOTO OF HIGHWAY
APPEARS HERE]
                                  EATON VANCE
                               MUNICIPALS TRUST

                                   MARATHON


                     Global Management-Global Distribution



                                                                         Arizona

                                                                        Colorado

                                                                     Connecticut

                                                                        Michigan

[PHOTO OF BRIDGE APPEARS HERE]                                         Minnesota

                                                                      New Jersey

                                                                    Pennsylvania

                                                                           Texas

EV Marathon Municipals Funds as of July 31, 1997

LETTER TO SHAREHOLDERS


[PHOTO OF THOMAS J. FETTER APPEARS HERE]
Thomas J. Fetter,
President

The municipal bond market has continued to respond favorably in 1997 to an economic climate characterized by moderate growth and low inflation. First quarter GDP rose 4.9%, while the second quarter logged growth of 3.6%, according to preliminary estimates. Meanwhile, inflation has remained in the 2-to-3% range. While the Federal Reserve elected to raise short-term rates slightly in March, it has since maintained a generally stable interest rate policy in response to a benign inflation outlook. Not surprisingly, municipal bonds have turned in solid returns, with the Lehman Brothers Municipal Bond Index* - an unmanaged index of municipal bonds - rising 10.3% during the year ended July 31, 1997.

The municipal bond market has been characterized by heavy issuance and strong investor demand

According to Standard & Poor's, nearly $227 billion in municipal securities were brought to market in 1996, a 14% increase from the prior year. Thus far in 1997, municipal issuance has kept up that pace. Issuers have redeemed older bonds with relatively high coupons and replaced them with new bonds bearing lower coupons. This municipal refunding activity has been sparked in part by the strong market rally of recent months that has seen yields for 30-year AAA-rated general obligations decline to the 5.2% level at July 31, according to Bloomberg Financial. At that level, municipal yields represent 80.9% of 30-year Treasury yields, making them an attractive option for investors.

Amid Washington's newly found fiscal responsibility, the outlook for municipal bonds appears bright.

                           [BAR GRAPH APPEARS HERE]

Municipal bonds yield 81% of Treasury yields

------------------------------------------------------------------------------
            5.20%                               8.13%
------------------------------------------------------------------------------
30-Year AAA-rated                          Taxable equivalent yield
General Obligation (GO) Bonds*             in 36% tax bracket

------------------------------------------------
            6.43%
------------------------------------------------
30-Year Treasury bond

Principal and interest payments of Treasury securities are guaranteed by the U.S. government.

*GO yields are a compilation of a representative variety of general obligations and are not necessarily representative of the Fund's yield, statistics as of July 31, 1997.

Past performance is not indicative of future results.
Source: Bloomberg, L.P.

We believe the long-term outlook for municipal bonds has improved in the past year for several reasons. First, with Congress and the Clinton Administration having reached agreement on a plan to balance the budget by 2002, the budgetary nightmare that has long plagued the nation may soon be history. A balanced budget would sharply reduce the government's borrowing needs, leading to lower interest rates and channeling investments into more productive areas of the economy. Second, even after recent capital gains tax cut proposals, the marginal tax rates of many taxpayers remain high. For those taxpayers, municipal bonds may still be the best vehicle for tax relief. And finally, a balanced investment portfolio features a mix of equities, bonds, and cash. We believe, that following three years of stock market outperformance, investors should consider reallocating a portion of their portfolios to bonds in order to maintain a prudent asset allocation. For these reasons, we believe that the municipal market will continue to attract investments from tax-conscious investors. Eaton Vance will continue its leadership role in seeking high, tax-free income for investors.

Sincerely,

/s/ Thomas J. Fetter,

Thomas J. Fetter,
President
September 9, 1997


*It is not possible to invest directly in the Index.

--------------------------------------------------------------------------------
Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
--------------------------------------------------------------------------------

EV Marathon Arizona Municipals Fund as of July 31, 1997

INVESTMENT UPDATE

[PHOTO OF CYNTHIA J. CLEMSON APPEARS HERE]
Cynthia J. Clemson,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------
 . Economic growth in Arizona has been revised upward in recent months, as growth has exceeded most estimates. Revised figures show that the state ranked third in the nation in job creation in 1996, posting an increase of 100,000 non-agricultural jobs, for a 5.6% employment growth rate.

 . Tourism is an increasingly important segment of the Arizona economy. For example, Tucson alone hosted 2.5 million visitors last year, according to the Tucson Convention and Visitors Bureau. The economic impact has been staggering, with 36,500 jobs directly or indirectly tied to the city's tourism industry.

 . Not surprisingly, Arizona's population growth has mirrored its strong economy, rising by 133,000 in 1996. After the resident population neared full employment in the early stages of the recovery, word of labor shortages reached other regions of the country, encouraging an influx of new job seekers.

Management Update
--------------------------------------------------------------------------------
 . During the past year, we have emphasized increasing the yield of the Fund. We found good value in the multi-family housing sector, where issuance increased by around 30%. We also found some opportunities among non-rated, continuing life-care facilities.

 . Amid volatile trading, we used market selloffs as an opportunity to sell prerefunded bonds - those prerefunded to an earlier call date - in favor of bonds with better upside performance characteristics.

 . As is characteristic of the Arizona market, supply was steady-but-limited during the past year. New issuance was concentrated in school district bonds, which tend to have shorter maturities than we generally prefer for the Portfolio. Health care issuance was up sharply, however, providing some compelling opportunities.

The Fund
--------------------------------------------------------------------------------
 .  During the year ended July 31, 1997, the Fund had a total return of 9.9%./1/
   This return resulted from an increase in net asset value per share to $11.22 on July 31, 1997 from $10.68 on July 31, 1996, and the reinvestment of $0.485 per share in tax-free income./2/

 . Based on the Fund's most recent dividend, and a net asset value of $11.22 per share, the Fund's distribution rate on July 31, 1997 was 4.35%. The Fund's
   SEC yield at July 31 was 3.75%./3/

 . To equal 4.35% in a taxable investment, a couple in the 39.58% combined federal and state tax bracket would need a yield of 7.20%.

Your Investment at Work
--------------------------------------------------------------------------------
   Yuma, AZ Industrial Development Authority Yuma Regional Medical Center Revenue Bonds

                                                          [GRAPHIC APPEARS HERE]

 .  This revenue bond financed the building and renovation of several Yuma
   Regional Medical Center facilities as well as the maintenance of additional administrative offices.

 . With its 5.5% coupon, the bond increased the Fund's potential for capital appreciation. In addition, the bond provides 10 years of call protection, contributing to our continuing emphasis on good call characteristics.

 .  Given the recent flood of health care issuance, the Yuma issue stood out for its coupon, high quality, and good underlying structure.
--------------------------------------------------------------------------------
/1/ This return does not include the Fund's maximum 5% contingent deferred sales charge (CDSC).
/2/ A portion of the Fund's income could be subject to federal income tax and/or alternative minimum tax.
/3/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the net asset value at the end of the period and annualizing the result.
/4/ Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC average annual returns reflect applicable CDSC on the following schedule: 5%-1st and 2nd years; 4%- 3rd year; 3%-4th year; 2%-5th year; 1%-6th year. Past performance is not indicative of future results. The value of an investment in the Fund may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
* Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 7/25/91. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations. It is not possible to invest directly in the Index.

--------------------------------------------------------------------------------

Fund Information
as of July 31, 1997

Performance/4/
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------

One Year                                                        9.9%
Five Years                                                      6.1
Life of Fund                                                    7.9

SEC Average Annual Total Returns (including applicable CDSC)
--------------------------------------------------------------------------------
One Year                                                        4.9%
Five Years                                                      5.8
Life of Fund                                                    7.9


                           [LINE GRAPH APPEARS HERE]

Comparison of Change in Value of a $10,000 Investment in the Fund vs. the Lehman Brothers Municipal Bond Index*
                                       From July 31, 1991, through July 31, 1997

                         EV Marathon Arizona         Lehman Brothers
  Date                     Municipals Fund         Municipal Bond Index
--------------------------------------------------------------------------------
 7/31/91                      $10,000                     $10,000
 8/31/91                      $10,079                     $10,132
 9/30/91                      $10,310                     $10,264
10/31/91                      $10,411                     $10,356
11/30/91                      $10,396                     $10,385
12/31/91                      $10,736                     $10,608
 1/31/92                      $10,698                     $10,632
 2/28/92                      $10,719                     $10,636
 3/31/92                      $10,635                     $10,639
 4/30/92                      $10,720                     $10,734
 5/31/92                      $10,931                     $10,861
 6/30/92                      $11,146                     $11,043
 7/31/92                      $11,621                     $11,374
 8/31/92                      $11,343                     $11,263
 9/30/92                      $11,385                     $11,337
10/31/92                      $11,046                     $11,225
11/30/92                      $11,437                     $11,426
12/31/92                      $11,598                     $11,543
 1/31/93                      $11,624                     $11,677
 2/28/93                      $12,298                     $12,100
 3/31/93                      $12,152                     $11,972
 4/30/93                      $12,276                     $12,092
 5/31/93                      $12,348                     $12,160
 6/30/93                      $12,637                     $12,364
 7/31/93                      $12,615                     $12,379
 8/31/93                      $12,969                     $12,637
 9/30/93                      $13,126                     $12,781
10/31/93                      $13,169                     $12,806
11/30/93                      $12,987                     $12,693
12/31/93                      $13,335                     $12,961
 1/31/94                      $13,491                     $13,109
 2/28/94                      $13,061                     $12,770
 3/31/94                      $12,293                     $12,249
 4/30/94                      $12,351                     $12,353
 5/31/94                      $12,468                     $12,460
 6/30/94                      $12,330                     $12,388
 7/31/94                      $12,580                     $12,611
 8/31/94                      $12,614                     $12,655
 9/30/94                      $12,367                     $12,469
10/31/94                      $12,011                     $12,248
11/30/94                      $11,673                     $12,026
12/31/94                      $12,044                     $12,291
 1/31/95                      $12,533                     $12,642
 2/28/95                      $13,007                     $13,010
 3/31/95                      $13,142                     $13,160
 4/30/95                      $13,134                     $13,175
 5/31/95                      $13,573                     $13,596
 6/30/95                      $13,348                     $13,477
 7/31/95                      $13,415                     $13,604
 8/31/95                      $13,581                     $13,777
 9/30/95                      $13,647                     $13,864
10/31/95                      $13,893                     $14,065
11/30/95                      $14,217                     $14,299
12/31/95                      $14,400                     $14,436
 1/31/96                      $14,481                     $14,545
 2/28/96                      $14,313                     $14,447
 3/31/96                      $14,051                     $14,263
 4/30/96                      $13,988                     $14,222
 5/31/96                      $13,962                     $14,217
 6/30/96                      $14,113                     $14,372
 7/31/96                      $14,242                     $14,502
 8/31/96                      $14,243                     $14,499
 9/30/96                      $14,461                     $14,701
10/31/96                      $14,580                     $14,867
11/30/96                      $14,811                     $15,140
12/31/96                      $14,745                     $15,076
 1/31/97                      $14,759                     $15,104
 2/28/97                      $14,929                     $15,243
 3/31/97                      $14,731                     $15,040
 4/30/97                      $14,881                     $15,166
 5/31/97                      $15,087                     $15,394
 6/30/97                      $15,229                     $15,558
 7/31/97                      $15,645                     $15,989

--------------------------------------------------------------------------------
Federal income tax information on distributions. For Federal income tax purposes, 98.70% of the total dividends paid by the Fund from net investment income during the year ended July 31, 1997 is designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

EV Marathon Colorado Municipals Fund as of July 31, 1997

INVESTMENT UPDATE

[PHOTO OF WILLIAM H. AHERN APPEARS HERE]
William H. Ahern,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------
 . Colorado's economy has reflected the strength at the national level, with the state's unemployment rate, which has hovered near the 4% level for three years, expected to fall to the 3.7% by year-end. In 1997, the state is expected to create 65,000 new jobs, according to the Office of Planning and Budget.

 . Colorado's population growth, fueled in recent years by a large migration from other states, has slowed from a peak of 3% in 1993 to a 2% growth rate last year, for a net gain of 73,000 residents. Slower population growth is attributed to an economic rebound in the Pacific coast states.

 . Reflecting the strong economy, Colorado state fund revenues increased more than 8% in fiscal year 1997. The jump in revenues was most pronounced in personal income tax receipts, which rose an impressive 11%.

Management Update
--------------------------------------------------------------------------------
 . In a market increasingly dominated by insured issues, we have sought opportunities to add higher-yielding bonds to the Portfolio. Colorado housing issues provided some especially attractive opportunities among non-rated bonds.

 . We have pursued a "barbell" approach with respect to coupon structure. By adding to our zero-coupon bond holdings, we have increased the Fund's potential for capital appreciation and improved the balance with our high-yielding bond holdings.

 .  Call protection remained an important structural concern for the Portfolio.
   As issuers have redeemed bonds with lower coupon paper, the need to maintain good call protection has become even more acute.

The Fund
--------------------------------------------------------------------------------
 .  During the year ended July 31, 1997, the Fund had a total return of 11.3%./1/
   This return resulted from an increase in net asset value per share to $10.80 on July 31, 1997 from $10.17 on July 31, 1996, and the reinvestment of $0.482 per share in tax-free income./2/

 . Based on the Fund's most recent dividend, and a net asset value of $10.80 per share, the Fund's distribution rate on July 31, 1997 was 4.47%. The Fund's
   SEC yield at July 31 was 4.82%./3/

 . To equal 4.47% in a taxable investment, a couple in the 39.20% combined federal and state tax bracket would need a yield of 7.35%.

Your Investment at Work
--------------------------------------------------------------------------------
Colorado Health Facilities Authority Parkview
Episcopal Medical Center, Inc.
                                                          [GRAPHIC APPEARS HERE]

 . The proceeds from this bond issue were used to construct and equip certain facilities of the 305-bed Medical Center, as well as to refund an earlier bond issue of the Center.

 . Because quality spreads in the Colorado market have become especially narrow, we sought opportunities among lower-rated, investment grade hospital bonds like this 6.125% coupon, Baa1-rated (Moody's) issue.

 .  The Parkview bond was consistent with our recent relative value approach and helped us improve the Portfolio's structure by adding to call protection.
--------------------------------------------------------------------------------
/1/ This return does not include the Fund's maximum 5% contingent deferred sales charge (CDSC).
/2/ A portion of the Fund's income could be subject to federal income tax and/or alternative minimum tax.
/3/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the net asset value at the end of the period and annualizing the result.
/4/ Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC average annual returns reflect applicable CDSC on the following schedule: 5%-1st and 2nd years; 4%-3rd year; 3%-4th year; 2%-5th year; 1%-6th year. Past performance is not indicative of future results. The value of an investment in the Fund may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
/*/ Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 8/25/92. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations. It is not possible to invest directly in the Index.

--------------------------------------------------------------------------------
Fund Information
as of July 31, 1997

Performance/4/
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                                  11.3%
Life of Fund                                                               6.9

SEC Average Annual Total Returns (including applicable CDSC)
--------------------------------------------------------------------------------
One Year                                                                   6.3%
Life of Fund                                                               6.6

                           [LINE GRAPH APPEARS HERE]

Comparison of Change In Value of a $10,000 Investment in the Fund vs. the Lehman Brothers Municipal Bond Index*

                                     From August 31, 1992, through July 31, 1997

              EV Marathon Colorado    Lehman 7-Year Municipal
  Date          Municipals Fund             Bond Index            Fund/NAV
--------------------------------------------------------------------------------
 8/31/92           $10,000                   $10,000              $13,629
 9/30/92           $10,000                   $10,065              $13,629
10/31/92            $9,762                    $9,966              $13,629
11/30/92           $10,205                   $10,145              $13,629
12/31/92           $10,353                   $10,249              $13,629
 1/31/93           $10,465                   $10,368              $13,629
 2/28/93           $10,896                   $10,743              $13,629
 3/31/93           $10,746                   $10,629              $13,629
 4/30/93           $10,900                   $10,736              $13,629
 5/31/93           $10,964                   $10,797              $13,629
 6/30/93           $11,147                   $10,977              $13,629
 7/31/93           $11,166                   $10,991              $13,629
 8/31/93           $11,430                   $11,220              $13,629
 9/30/93           $11,575                   $11,348              $13,629
10/31/93           $11,604                   $11,370              $13,629
11/30/93           $11,475                   $11,270              $13,629
12/31/93           $11,707                   $11,508              $13,629
 1/31/94           $11,847                   $11,639              $13,629
 2/28/94           $11,443                   $11,338              $13,629
 3/31/94           $10,776                   $10,876              $13,629
 4/30/94           $10,838                   $10,968              $13,629
 5/31/94           $10,957                   $11,063              $13,629
 6/30/94           $10,809                   $10,999              $13,629
 7/31/94           $11,058                   $11,197              $13,629
 8/31/94           $11,068                   $11,236              $13,629
 9/30/94           $10,854                   $11,071              $13,629
10/31/94           $10,573                   $10,874              $13,629
11/30/94           $10,309                   $10,678              $13,629
12/31/94           $10,592                   $10,913              $13,629
 1/31/95           $11,005                   $11,225              $13,629
 2/28/95           $11,427                   $11,551              $13,629
 3/31/95           $11,505                   $11,684              $13,629
 4/30/95           $11,475                   $11,698              $13,629
 5/31/95           $11,819                   $12,071              $13,629
 6/30/95           $11,613                   $11,965              $13,629
 7/31/95           $11,675                   $12,079              $13,629
 8/31/95           $11,827                   $12,232              $13,629
 9/30/95           $11,875                   $12,309              $13,629
10/31/95           $12,148                   $12,488              $13,629
11/30/95           $12,420                   $12,696              $13,629
12/31/95           $12,563                   $12,817              $13,629
 1/31/96           $12,614                   $12,914              $13,629
 2/28/96           $12,471                   $12,827              $13,629
 3/31/96           $12,255                   $12,663              $13,629
 4/30/96           $12,233                   $12,627              $13,629
 5/31/96           $12,234                   $12,622              $13,629
 6/30/96           $12,348                   $12,760              $13,629
 7/31/96           $12,430                   $12,876              $13,629
 8/31/96           $12,405                   $12,873              $13,629
 9/30/96           $12,592                   $13,053              $13,629
10/31/96           $12,701                   $13,200              $13,629
11/30/96           $12,913                   $13,442              $13,629
12/31/96           $12,877                   $13,385              $13,629
 1/31/97           $12,914                   $13,410              $13,629
 2/28/97           $13,045                   $13,534              $13,629
 3/31/97           $12,901                   $13,353              $13,629
 4/30/97           $13,001                   $13,465              $13,629
 5/31/97           $13,178                   $13,668              $13,629
 6/30/97           $13,422                   $13,813              $13,629
 7/31/97           $13,829                   $14,196              $13,629


Fund, assuming entire investment was redeemed at 7/31/97, and maximum applicable contingent deferred sales charge (CDSC) applied.

--------------------------------------------------------------------------------
Federal income tax information on distributions. For Federal income tax purposes, 99.49% of the total dividends paid by the Fund from net investment income during the year ended July 31, 1997 is designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

EV Marathon Connecticut Municipals Fund as of July 31, 1997

INVESTMENT UPDATE

[PHOTO OF NICOLE ANDERES APPEARS HERE]

Nicole Anderes,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------
 . Connecticut's recovery from the 1989-92 recession continued in 1997, although the state continued to lag national trends. Most of the state's employment gains have come in the business services area, including finance, software and internet services, as well as health services. Retail and construction have also been good job providers.

 . Connecticut's labor force has grown by more than 1% in the past year, but at a slower pace than the nation as a whole. The state's unemployment rate was well below last year's levels. It has generally remained higher than the national rate throughout the expansion.

 . At mid-year, state tax receipts were roughly 5% higher than the same period last year. Personal income tax and sales tax revenues each showed significant growth over 1996. Corporate tax receipts, in contrast, were more than 9% below last year's levels.

Management Update
--------------------------------------------------------------------------------
 . Reflecting a bond market characterized by choppy, interim fluctuations, the Portfolio remained neutrally positioned for much of the past fiscal year and featured relatively little trading activity.

 . The Portfolio was able to use our extensive research resources to identify opportunities to add yield for our shareholders as well as to avoid deteriorating situations before they were recognized in the market.

 . Insured bonds now constitute nearly half of all new municipal issuance, making it more difficult to find good buying opportunities. We believe that insurers will not be able to maintain their recent level of market penetration indefinitely and that more interesting values will eventually emerge.

The Fund
--------------------------------------------------------------------------------
 .  During the year ended July 31, 1997, the Fund had a total return of 9.2%./1/
   This return resulted from an increase in net asset value per share to $10.57 on July 31, 1997 from $10.12 on July 31, 1996, and the reinvestment of $0.453 per share in tax-free income./2/

 . Based on the Fund's most recent dividend, and a net asset value of $10.57 per share, the Fund's distribution rate on July 31, 1997 was 4.24%. The Fund's
   SEC yield at July 31 was 3.93%./3/

 . To equal 4.24% in a taxable investment, a couple in the 38.88% combined federal and state tax bracket would need a yield of 6.94%.

Your Investment at Work
--------------------------------------------------------------------------------
   Connecticut Health and Educational                    [GRAPHIC APPEARS HERE]
   Facilities Authority - Choate Rosemary Hall

 . This bond issue financed the renovation of student and faculty residences as well as the maintenance of other administrative facilities at this well-regarded college preparatory school founded in 1890.

 . With its 5% coupon, the bond provided the Fund with added upside potential while also improving the Fund's call protection. Concurrently, we sold other 5% coupon issues with less attractive call characteristics.

 . The bond was a high-quality addition to the Portfolio. In addition to representing a respected issuer, the bond is insured by MBIA, a major municipal bond insurer. /4/

--------------------------------------------------------------------------------
/1/ This return does not include the Fund's maximum 5% contingent deferred sales charge (CDSC).

/2/ A portion of the Fund's income could be subject to federal income tax and/or alternative minimum tax.

/3/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the net asset value at the end of the period and annualizing the result.

/4/ Private insurance does not decrease the risk of loss of principal associated with this investment.

/5/ Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC average annual returns reflect applicable CDSC on the following schedule: 5%-1st and 2nd years; 4%- 3rd year; 3%-4th year; 2%-5th year; 1%-6th year. Past performance is not indicative of future results. The value of an investment in the Fund may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

 * Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 5/1/92. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations. It is not possible to invest directly in the Index.

--------------------------------------------------------------------------------
Fund Information
as of July 31, 1997

Performance/5/
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                                   9.2%
Five Years                                                                 5.2
Life of Fund                                                               6.3

SEC Average Annual Total Returns (including applicable CDSC)
--------------------------------------------------------------------------------
One Year                                                                   4.2%
Five Years                                                                 4.9
Life of Fund                                                               6.2


Comparison of Change in Value of a     From May 30, 1992, through July 31, 1997
$10,000 Investment in the Fund vs.
the Lehman Brothers Municipal Bond Index*

                           [LINE GRAPH APPEARS HERE]



           EV Marathon Connecticut        Fund, maximum         Lehman Brothers
              Municipals Fund,        applicable contingent    Municipal Bond
  Date        net asset value         deferred sales charge        Index
  ----        ---------------         ---------------------        -----
 5/31/92         $10,000                  $13,597                  $10,000
 6/30/92         $10,215                  $13,597                  $10,168
 7/31/92         $10,616                  $13,597                  $10,473
 8/31/92         $10,409                  $13,597                  $10,370
 9/30/92         $10,416                  $13,597                  $10,438
10/31/92         $10,131                  $13,597                  $10,336
11/30/92         $10,491                  $13,597                  $10,521
12/31/92         $10,617                  $13,597                  $10,628
 1/31/93         $10,741                  $13,597                  $10,752
 2/28/93         $11,179                  $13,597                  $11,141
 3/31/93         $11,048                  $13,597                  $11,023
 4/30/93         $11,173                  $13,597                  $11,134
 5/31/93         $11,237                  $13,597                  $11,197
 6/30/93         $11,455                  $13,597                  $11,384
 7/31/93         $11,442                  $13,597                  $11,398
 8/31/93         $11,710                  $13,597                  $11,636
 9/30/93         $11,835                  $13,597                  $11,769
10/31/93         $11,821                  $13,597                  $11,791
11/30/93         $11,679                  $13,597                  $11,687
12/31/93         $11,933                  $13,597                  $11,934
 1/31/94         $12,043                  $13,597                  $12,070
 2/28/94         $11,686                  $13,597                  $11,758
 3/31/94         $11,084                  $13,597                  $11,279
 4/30/94         $11,102                  $13,597                  $11,374
 5/31/94         $11,200                  $13,597                  $11,473
 6/30/94         $11,071                  $13,597                  $11,406
 7/31/94         $11,290                  $13,597                  $11,612
 8/31/94         $11,298                  $13,597                  $11,652
 9/30/94         $11,057                  $13,597                  $11,481
10/31/94         $10,736                  $13,597                  $11,277
11/30/94         $10,353                  $13,597                  $11,073
12/31/94         $10,697                  $13,597                  $11,317
 1/31/95         $11,104                  $13,597                  $11,641
 2/28/95         $11,486                  $13,597                  $11,979
 3/31/95         $11,576                  $13,597                  $12,117
 4/30/95         $11,568                  $13,597                  $12,131
 5/31/95         $11,881                  $13,597                  $12,518
 6/30/95         $11,706                  $13,597                  $12,409
 7/31/95         $11,803                  $13,597                  $12,526
 8/31/95         $11,980                  $13,597                  $12,685
 9/30/95         $12,075                  $13,597                  $12,765
10/31/95         $12,254                  $13,597                  $12,951
11/30/95         $12,481                  $13,597                  $13,166
12/31/95         $12,601                  $13,597                  $13,292
 1/31/96         $12,662                  $13,597                  $13,393
 2/28/96         $12,527                  $13,597                  $13,302
 3/31/96         $12,318                  $13,597                  $13,132
 4/30/96         $12,318                  $13,597                  $13,095
 5/31/96         $12,329                  $13,597                  $13,090
 6/30/96         $12,442                  $13,597                  $13,233
 7/31/96         $12,547                  $13,597                  $13,353
 8/31/96         $12,533                  $13,597                  $13,350
 9/30/96         $12,707                  $13,597                  $13,536
10/31/96         $12,815                  $13,597                  $13,689
11/30/96         $13,002                  $13,597                  $13,940
12/31/96         $12,950                  $13,597                  $13,881
 1/31/97         $12,947                  $13,597                  $13,907
 2/28/97         $13,077                  $13,597                  $14,035
 3/31/97         $12,941                  $13,597                  $13,848
 4/30/97         $13,038                  $13,597                  $13,964
 5/31/97         $13,187                  $13,597                  $14,174
 6/30/97         $13,328                  $13,597                  $14,325
 7/31/97         $13,697                  $13,597                  $14,722

Fund, assuming entire investment was redeemed of 7/31/97, and maximum applicable contingent deferred sales charge (CDSC) applied.

--------------------------------------------------------------------------------
Federal income tax information on distributions. For Federal income tax purposes, 99.65% of the total dividends paid by the Fund from net investment income during the year ended July 31, 1997 is designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

EV Marathon Michigan Municipals Fund as of July 31, 1997

INVESTMENT UPDATE

[PHOTO OF TIMOTHY T. BROWSE APPEARS HERE]
Timothy T. Browse,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------
 . Michigan's economy rose in concert with the national trends, with employment reaching new record highs. Once again, the service, trade and construction sectors led the way in job creation. Meanwhile, Big Three auto makers, a critical source of manufacturing employment, enjoyed strong sales of pickup trucks and sport utility vehicles.

 . Detroit continued its success story, boosted by the strong auto sector and sharp rise in commercial construction. The city's job growth rate for the year was a robust 2.3%, well above national levels. Reflecting that growth, the city's residential property values have risen 13% in the past year alone.

 . The state remains in sound fiscal health. With its Budget Stabilization Fund at more than 7% of general revenues, the state has a good measure of financial flexibility. Through sound management and an improving economic picture, Michigan continues to merit a Aa-rating from Moody's.

Management Update
--------------------------------------------------------------------------------
 . While maintaining a fully-invested posture and a fairly long duration, we made adjustments to the Portfolio to compensate for market volatility, including using bond futures as a hedge against a market downturn.

 . Amid very large issuance, local school district bonds underperformed during the period. As a result, we shifted our focus to the hospital sector, which offered attractive opportunities to add yield to the Portfolio.

 . We added to the Portfolio's non-rated and lower-rated investment-grade bonds.
  Eaton Vance's research depth gives us an advantage in that sector of the market. We also found value in alternative minimum tax bonds, which typically carry higher yields.

The Fund
--------------------------------------------------------------------------------
 . During the year ended July 31, 1997, the Fund had a total return of 9.0%./1/
  This return resulted from an increase in net asset value per share to $10.87 on July 31, 1997 from $10.42 on July 31, 1996, and the reinvestment of $0.464 per share in tax-free income./2/

 . Based on the Fund's most recent dividend, and a net asset value of $10.87 per share, the Fund's distribution rate on July 31, 1997 was 4.28%. The Fund's
  SEC yield at July 31 was 3.81%./3/

 . To equal 4.28% in a taxable investment, a couple in the 40.02% combined federal and state tax bracket would need a yield of 7.14%.

Your Investment at Work
--------------------------------------------------------------------------------
  Pittsfield MI Economic Development Corp.                [GRAPHIC APPEARS HERE]
  Arbor Hospice

 . These bonds were issued to finance the purchase and construction costs of Arbor Hospice, a facility near Ann Arbor dedicated to the continuing care of critically ill patients.

 . The Arbor Hospice bond is a good example of a municipal bond investment used to fund a novel solution to a major health care challenge.

 . This bond is representative of the Portfolio's efforts, in a market increasingly dominated by local school district bonds, to find opportunities in smaller, non-rated health care issues.

--------------------------------------------------------------------------------
/1/ This return does not include the Fund's maximum 5% contingent deferred sales charge (CDSC).

/2/ A portion of the Fund's income could be subject to federal income tax and/or alternative minimum tax.

/3/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the net asset value at the end of the period and annualizing the result.

/4/ Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC average annual returns reflect applicable CDSC on the following schedule: 5%-1st and 2nd years; 4%- 3rd year; 3%-4th year; 2%-5th year; 1%-6th year. Past performance is not indicative of future results. The value of an investment in the Fund may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

/*/ Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 4/19/91. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations. It is not possible to invest directly in the Index.

--------------------------------------------------------------------------------
Fund Information
as of July 31, 1997


Performance/4/
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                                    9.0%
Five Years                                                                  5.4
Life of Fund                                                                7.0

SEC Average Annual Total Returns (including applicable CDSC)
One Year                                                                    4.0%
Five Years                                                                  5.1
Life of Fund                                                                7.0


Comparison of Change in Value of a $10,000 Investment in    From April 30, 1991,
the Fund vs. the Lehman Brothers Municipal Bond Index*     through July 31, 1997


                           [LINE GRAPH APPEARS HERE]


                         EV Marathon Michigan        Lehman Brothers
  Date                     Municipals Fund         Municipal Bond Index
--------------------------------------------------------------------------------
 4/30/91                      $10,000                     $10,000
 5/31/91                      $10,030                     $10,089
 6/30/91                       $9,968                     $10,079
 7/31/91                      $10,180                     $10,202
 8/31/91                      $10,338                     $10,336
 9/30/91                      $10,488                     $10,471
10/31/91                      $10,592                     $10,565
11/30/91                      $10,576                     $10,594
12/31/91                      $10,887                     $10,822
 1/31/92                      $10,911                     $10,846
 2/28/92                      $10,901                     $10,850
 3/31/92                      $10,846                     $10,854
 4/30/92                      $10,955                     $10,951
 5/31/92                      $11,118                     $11,080
 6/30/92                      $11,327                     $11,265
 7/31/92                      $11,761                     $11,603
 8/31/92                      $11,518                     $11,490
 9/30/92                      $11,550                     $11,565
10/31/92                      $11,189                     $11,451
11/30/92                      $11,579                     $11,657
12/31/92                      $11,713                     $11,776
 1/31/93                      $11,851                     $11,913
 2/28/93                      $12,329                     $12,343
 3/31/93                      $12,166                     $12,213
 4/30/93                      $12,292                     $12,336
 5/31/93                      $12,375                     $12,405
 6/30/93                      $12,589                     $12,613
 7/31/93                      $12,551                     $12,629
 8/31/93                      $12,818                     $12,892
 9/30/93                      $12,943                     $13,039
10/31/93                      $12,962                     $13,064
11/30/93                      $12,831                     $12,949
12/31/93                      $13,126                     $13,222
 1/31/94                      $13,281                     $13,373
 2/28/94                      $12,868                     $13,027
 3/31/94                      $12,164                     $12,496
 4/30/94                      $12,243                     $12,602
 5/31/94                      $12,348                     $12,711
 6/30/94                      $12,219                     $12,637
 7/31/94                      $12,468                     $12,866
 8/31/94                      $12,501                     $12,910
 9/30/94                      $12,287                     $12,721
10/31/94                      $11,975                     $12,495
11/30/94                      $11,669                     $12,269
12/31/94                      $12,005                     $12,539
 1/31/95                      $12,434                     $12,897
 2/28/95                      $12,836                     $13,272
 3/31/95                      $12,958                     $13,425
 4/30/95                      $12,937                     $13,441
 5/31/95                      $13,302                     $13,870
 6/30/95                      $13,087                     $13,748
 7/31/95                      $13,168                     $13,878
 8/31/95                      $13,322                     $14,055
 9/30/95                      $13,415                     $14,143
10/31/95                      $13,676                     $14,349
11/30/95                      $13,977                     $14,587
12/31/95                      $14,161                     $14,727
 1/31/96                      $14,243                     $14,839
 2/28/96                      $14,073                     $14,738
 3/31/96                      $13,835                     $14,550
 4/30/96                      $13,772                     $14,509
 5/31/96                      $13,759                     $14,503
 6/30/96                      $13,909                     $14,661
 7/31/96                      $14,024                     $14,794
 8/31/96                      $13,996                     $14,791
 9/30/96                      $14,199                     $14,997
10/31/96                      $14,317                     $15,167
11/30/96                      $14,562                     $15,445
12/31/96                      $14,493                     $15,380
 1/31/97                      $14,436                     $15,409
 2/28/97                      $14,591                     $15,550
 3/31/97                      $14,390                     $15,343
 4/30/97                      $14,524                     $15,471
 5/31/97                      $14,745                     $15,704
 6/30/97                      $14,885                     $15,871
 7/31/97                      $15,288                     $16,311

--------------------------------------------------------------------------------
Federal income tax information on distributions. For Federal income tax purposes, 99.04% of the total dividends paid by the Fund from net investment income during the year ended July 31, 1997 is designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

EV Marathon Minnesota Municipals Fund as of July 31, 1997

INVESTMENT UPDATE

[PHOTO OF ROBERT B. MACINTOSH APPEARS HERE]
Robert B. MacIntosh,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------
 . Minnesota benefited from its broad economic diversity as manufacturing, services, and natural resources posted strong employment growth. Iron and oil production facilities have been running at high capacity, while forest products companies have also fared well. Computer and software makers have paced the manufacturing segment.

 . Minnesota's construction employment in the first half of 1997 was 4% above the same period in 1996, the result of strong building activity in the public, commercial and residential sectors.

 . Due to its strong economy and sound financial condition, Minnesota general obligations have been upgraded to Aaa/AAA by Moody's and Standard & Poor's, two major rating agencies.

Management Update
--------------------------------------------------------------------------------
 . The Portfolio featured relatively few changes during the period, focusing on structural adjustments. We added to the Portfolio's zero coupon holdings in order to improve the Fund's upside potential.

 . Elsewhere on the structural front, call protection remained an important consideration. As interest rates have declined, more bonds have been redeemed by issuers. We have upgraded the Fund's call protection to avoid these untimely redemptions as well as to increase the Fund's capital appreciation potential.

 . Issuance in the Minnesota market was characteristically quiet, dominated by school districts. We were able to find good value in some college and university issues. These were generally smaller, research-driven situations. While many of these bonds were non-rated, they nonetheless met our strict investment criteria.

The Fund
--------------------------------------------------------------------------------
 . During the year ended July 31, 1997, the Fund had a total return of 9.0%./1/
  This return resulted from an increase in net asset value per share to $10.49 on July 31, 1997 from $10.07 on July 31, 1996, and the reinvestment of $0.461 per share in tax-free income./2/

 . Based on the Fund's most recent dividend, and a net asset value of $10.49 per share, the Fund's distribution rate on July 31, 1997 was 4.40%. The Fund's
  SEC yield at July 31 was 4.13%./3/

 . To equal 4.40% in a taxable investment, a couple in the 41.44% combined federal and state tax bracket would need a yield of 7.51%.

Your Investment at Work
--------------------------------------------------------------------------------
  Minnesota State Higher Education
  Facilities Authority - University of St. Thomas
                                                          [GRAPHIC APPEARS HERE]

 . These revenue bonds were issued to finance upgrades on the University's St.
  Paul and Minneapolis campuses, including a new telecommunications system, increased heating capacity, and an expanded physical plant headquarters.

 . The college and university sector of the Minnesota market offered good value.
  With a 5.4% coupon, the St. Thomas bond represents good upside potential if interest rates were to decline.

 . As part of our ongoing efforts to improve the Portfolio's call protection, the bond features a 10-year call, a strong positive given the decline in rates.
--------------------------------------------------------------------------------
/1/ This return does not include the Fund's maximum 5% contingent deferred sales charge (CDSC).
/2/ A portion of the Fund's income could be subject to federal income tax and/or alternative minimum tax.
/3/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the net asset value at the end of the period and annualizing the result.
/4/ Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC average annual returns reflect applicable CDSC on the following schedule: 5%-1st and 2nd years; 4%- 3rd year; 3%-4th year; 2%-5th year; 1%-6th year. Past performance is not indicative of future results. The value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
/*/ Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 7/29/91. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations. It is not possible to invest directly in the Index.

--------------------------------------------------------------------------------
Fund Information
as of July 31, 1997

Performance/4/
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                                    9.0%
Five Years                                                                  5.1
Life of Fund                                                                6.3

SEC Average Annual Total Returns (including applicable CDSC)
--------------------------------------------------------------------------------
One Year                                                                    4.0%
Five Years                                                                  4.8
Life of Fund                                                                6.3

                           [LINE GRAPH APPEARS HERE]

Comparison of Change in Value of a $10,000 Investment in the Fund vs. the Lehman Brothers Municipal Bond Index*
                                       From July 31, 1991, through July 31, 1997


                        EV Marathon Minnesota        Lehman Brothers
  Date                     Municipals Fund         Municipal Bond Index
--------------------------------------------------------------------------------
 7/31/91                      $10,000                     $10,000
 8/31/91                      $10,050                     $10,132
 9/30/91                      $10,196                     $10,264
10/31/91                      $10,299                     $10,356
11/30/91                      $10,303                     $10,385
12/31/91                      $10,502                     $10,608
 1/31/92                      $10,556                     $10,632
 2/28/92                      $10,555                     $10,636
 3/31/92                      $10,521                     $10,639
 4/30/92                      $10,617                     $10,734
 5/31/92                      $10,746                     $10,861
 6/30/92                      $10,919                     $11,043
 7/31/92                      $11,273                     $11,374
 8/31/92                      $11,087                     $11,263
 9/30/92                      $11,096                     $11,337
10/31/92                      $10,805                     $11,225
11/30/92                      $11,156                     $11,426
12/31/92                      $11,288                     $11,543
 1/31/93                      $11,411                     $11,677
 2/28/93                      $11,812                     $12,100
 3/31/93                      $11,696                     $11,972
 4/30/93                      $11,819                     $12,092
 5/31/93                      $11,889                     $12,160
 6/30/93                      $12,076                     $12,364
 7/31/93                      $12,063                     $12,379
 8/31/93                      $12,303                     $12,637
 9/30/93                      $12,459                     $12,781
10/31/93                      $12,466                     $12,806
11/30/93                      $12,349                     $12,693
12/31/93                      $12,598                     $12,961
 1/31/94                      $12,703                     $13,109
 2/28/94                      $12,370                     $12,770
 3/31/94                      $11,718                     $12,249
 4/30/94                      $11,749                     $12,353
 5/31/94                      $11,876                     $12,460
 6/30/94                      $11,775                     $12,388
 7/31/94                      $11,984                     $12,611
 8/31/94                      $12,017                     $12,655
 9/30/94                      $11,797                     $12,469
10/31/94                      $11,468                     $12,248
11/30/94                      $11,110                     $12,026
12/31/94                      $11,463                     $12,291
 1/31/95                      $11,834                     $12,642
 2/28/95                      $12,227                     $13,010
 3/31/95                      $12,372                     $13,160
 4/30/95                      $12,339                     $13,175
 5/31/95                      $12,671                     $13,596
 6/30/95                      $12,448                     $13,477
 7/31/95                      $12,513                     $13,604
 8/31/95                      $12,676                     $13,777
 9/30/95                      $12,739                     $13,864
10/31/95                      $12,967                     $14,065
11/30/95                      $13,221                     $14,299
12/31/95                      $13,398                     $14,436
 1/31/96                      $13,437                     $14,545
 2/28/96                      $13,308                     $14,447
 3/31/96                      $13,021                     $14,263
 4/30/96                      $13,047                     $14,222
 5/31/96                      $13,058                     $14,217
 6/30/96                      $13,165                     $14,372
 7/31/96                      $13,264                     $14,502
 8/31/96                      $13,196                     $14,499
 9/30/96                      $13,382                     $14,701
10/31/96                      $13,484                     $14,867
11/30/96                      $13,697                     $15,140
12/31/96                      $13,615                     $15,076
 1/31/97                      $13,640                     $15,104
 2/28/97                      $13,778                     $15,243
 3/31/97                      $13,580                     $15,040
 4/30/97                      $13,712                     $15,166
 5/31/97                      $13,887                     $15,394
 6/30/97                      $14,024                     $15,558
 7/31/97                      $14,459                     $15,989

--------------------------------------------------------------------------------
Federal income tax information on distributions. For Federal income tax purposes, 99.24% of the total dividends paid by the Fund from net investment income during the year ended July 31, 1997 is designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

EV Marathon New Jersey Municipals Fund as of July 31, 1997

INVESTMENT UPDATE

[PHOTO OF ROBERT B. MACINTOSH APPEARS HERE]

Robert B. MacIntosh,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------
  New Jersey's unemployment rate was 5.5% in July, up slightly from the recent low of 5.2% in April. The rise was generally attributed to an increased labor force. Even with the slight increase, the jobless picture has improved significantly in the past year. The rate stood at 6.1% a year ago.

 . New Jersey ranked second among all states in terms of per capita income in 1996, according to the Commerce Department. The state's per capita income of $31,053 was 28% higher than the national average and represented a 4.1% increase from the previous year.

 . Trade and services continued to pace job creation in New Jersey, with health and recreation services especially robust. The construction sector was also very strong, paced by new home sales running 20% above last year's levels.

Management Update
--------------------------------------------------------------------------------
 . We added to the Fund's zero coupon holdings as part of an effort to reduce the Fund's average coupon and improve the Fund's upside potential. Zero coupons helped balance the Fund's higher coupons and should improve performance in a varying range of interest rate scenarios.

 . In a continued generic market, we increased our efforts to find undervalued, non-rated bonds that can improve the Fund's yield. The growing life-care sector has presented an increasing number of opportunities.

 . Amid increased supply, we found some good opportunities among lower-rated, investment-grade hospitals, where yield spreads remained fairly attractive. Issues such as Cooper Health System and Holy Name Hospital offered especially good value.

The Fund
--------------------------------------------------------------------------------
 . During the year ended July 31, 1997, the Fund had a total return of 9.9%./1/
  This return resulted from an increase in net asset value per share to $10.94 on July 31, 1997 from $10.44 on July 31, 1996, and the reinvestment of $0.499 per share in tax-free income./2/

 . Based on the Fund's most recent dividend, and a net asset value of $10.94 per share, the Fund's distribution rate on July 31, 1997 was 4.57%. The Fund's
  SEC yield at July 31 was 4.16%./3/

 . To equal 4.57% in a taxable investment, a couple in the 40.08% combined federal and state tax bracket would need a yield of 7.63%.

Your Investment at Work
--------------------------------------------------------------------------------
  New Jersey Economic Development Auth.
  St. Barnabas Medical Center
                                                          [GRAPHIC APPEARS HERE]

 . The bonds funded the purchase and renovation of two buildings in the St.
  Barnabas Medical Center, a 620-bed, acute care teaching hospital in Livingston.

 . As part of recent structural changes, we lowered the average coupon to increase the Fund's upside potential. This zero-coupon bond helped to balance some of the Fund's older, higher-coupon issues.

 . As a non-callable bond, the St. Barnabas issue aided our efforts to lengthen the Fund's call protection during a period of increased redemption activity.
--------------------------------------------------------------------------------
/1/ This return does not include the Fund's maximum 5% contingent deferred sales charge (CDSC).
/2/ A portion of the Fund's income could be subject to federal income tax and/or alternative minimum tax.
/3/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the net asset value at the end of the period and annualizing the result.
/4/ Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC average annual returns reflect applicable CDSC on the following schedule: 5%-1st and 2nd years; 4%- 3rd year; 3%-4th year; 2%-5th year; 1%-6th year. Past performance is not indicative of future results. The value of an investment in the Fund may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
 * Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 1/8/91. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations. It is not possible to invest directly in the Index.

--------------------------------------------------------------------------------
Fund Information
as of July 31, 1997

Performance/4/
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                                   9.9%
Five Years                                                                 5.6
Life of Fund                                                               7.2

SEC Average Annual Total Returns (including applicable CDSC)
--------------------------------------------------------------------------------
One Year                                                                   4.9%
Five Years                                                                 5.2

                           [LINE GRAPH APPEARS HERE]

Comparison of Change in Value of a $10,000 Investment in the Fund vs. the Lehman Brothers Municipal Bond Index*
                                    From January 31, 1991, through July 31, 1997

                       EV Marathon New Jersey        Lehman Brothers
  Date                     Municipals Fund         Municipal Bond Index
--------------------------------------------------------------------------------
 1/31/91                      $10,000                     $10,000
 2/28/91                      $10,097                     $10,087
 3/31/91                      $10,089                     $10,090
 4/30/91                      $10,236                     $10,225
 5/31/91                      $10,353                     $10,316
 6/20/91                      $10,243                     $10,306
 7/31/91                      $10,448                     $10,431
 8/31/91                      $10,618                     $10,569
 9/30/91                      $10,739                     $10,706
10/31/91                      $10,834                     $10,803
11/30/91                      $10,818                     $10,833
12/31/91                      $11,095                     $11,065
 1/31/92                      $11,077                     $11,091
 2/28/92                      $11,078                     $11,094
 3/31/92                      $11,054                     $11,098
 4/30/92                      $11,122                     $11,197
 5/31/92                      $11,317                     $11,329
 6/30/92                      $11,494                     $11,519
 7/31/92                      $11,932                     $11,865
 8/31/92                      $11,731                     $11,749
 9/30/92                      $11,775                     $11,826
10/31/92                      $11,477                     $11,709
11/30/92                      $11,805                     $11,919
12/31/92                      $11,959                     $12,041
 1/31/93                      $12,121                     $12,181
 2/28/93                      $12,660                     $12,622
 3/31/93                      $12,486                     $12,488
 4/30/93                      $12,649                     $12,614
 5/31/93                      $12,734                     $12,685
 6/30/93                      $12,954                     $12,897
 7/31/93                      $12,943                     $12,913
 8/31/93                      $13,181                     $13,183
 9/30/93                      $13,323                     $13,333
10/31/93                      $13,323                     $13,358
11/30/93                      $13,196                     $13,241
12/31/93                      $13,467                     $13,520
 1/31/94                      $13,615                     $13,675
 2/28/94                      $13,275                     $13,320
 3/31/94                      $12,617                     $12,778
 4/30/94                      $12,666                     $12,886
 5/31/94                      $12,752                     $12,998
 6/30/94                      $12,626                     $12,922
 7/31/94                      $12,821                     $13,155
 8/31/94                      $12,870                     $13,201
 9/30/94                      $12,659                     $13,007
10/31/94                      $12,349                     $12,776
11/30/94                      $12,008                     $12,545
12/31/94                      $12,363                     $12,821
 1/31/95                      $12,762                     $13,188
 2/28/95                      $13,108                     $13,571
 3/31/95                      $13,217                     $13,727
 4/30/95                      $13,237                     $13,744
 5/31/95                      $13,597                     $14,182
 6/30/95                      $13,409                     $14,058
 7/31/95                      $13,467                     $14,191
 8/31/95                      $13,613                     $14,371
 9/30/95                      $13,708                     $14,462
10/31/95                      $13,935                     $14,672
11/30/95                      $14,188                     $14,916
12/31/95                      $14,323                     $15,059
 1/31/96                      $14,408                     $15,173
 2/28/96                      $14,225                     $15,070
 3/31/96                      $14,066                     $14,878
 4/30/96                      $14,043                     $14,836
 5/31/96                      $14,032                     $14,830
 6/30/96                      $14,161                     $14,992
 7/31/96                      $14,241                     $15,127
 8/31/96                      $14,257                     $15,124
 9/30/96                      $14,454                     $15,335
10/31/96                      $14,563                     $15,509
11/30/96                      $14,788                     $15,793
12/31/96                      $14,722                     $15,726
 1/31/97                      $14,724                     $15,756
 2/28/97                      $14,844                     $15,900
 3/31/97                      $14,713                     $15,588
 4/30/97                      $14,854                     $15,820
 5/31/97                      $15,040                     $16,058
 6/30/97                      $15,158                     $16,229
 7/31/97                      $15,643                     $16,678

--------------------------------------------------------------------------------
Federal income tax information on distributions. For Federal income tax purposes, 99.63% of the total dividends paid by the Fund from net investment income during the year ended July 31, 1997 is designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

EV Marathon Pennsylvania Municipals Fund as of July 31, 1997

INVESTMENT UPDATE


[PHOTO OF TIMOTHY T. BROWSE APPEARS HERE]
Timothy T. Browse,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------
 . The Pennsylvania economy generated further momentum during the past year as job creation showed continuing signs of improvement, rising by 2%. The commonwealth's 5.2% unemployment rate, while still hovering slightly above the national rate, was significantly lower than a year earlier.

 . The service sector was responsible for seven of every eight new jobs in Pennsylvania. According to the Pennsylvania Department of Labor and Industry, more than 60,000 new service jobs were created in the past year, led by business services and health care. Retail and finance were also large job contributors.

 . Pennsylvania's manufacturers have seen expanding business, especially building products makers, due to a busier construction schedule. The tourism industry, meanwhile, boosted by a strong economy and favorable weather, has enjoyed a banner year, as vacationers have visited historic sites in record numbers.

Management Update
--------------------------------------------------------------------------------
 . In this volatile period, the Portfolio gained a measure of stability from its older, higher-coupon holdings. Due to their attractive coupons and shorter calls, the bonds have shorter durations and exhibit less price volatility.

 . The Portfolio maintained its fairly large exposure to Philadelphia hospitals.
  Although the field is very competitive, we were able to add yield to the Fund with BBB rated hospital bonds.

 . We took advantage of occasional market sell-offs to add discount issues, which added duration, positive convexity, and interest rate sensitivity to the Fund. Finally, we have continued to improve the Fund's call protection, selling bonds with shorter calls in favor of those with better call characteristics.

The Fund
--------------------------------------------------------------------------------
 . During the year ended July 31, 1997, the Fund had a total return of 9.7%./1/
  This return resulted from an increase in net asset value per share to $10.90 on July 31, 1997 from $10.43 on July 31, 1996, and the reinvestment of $0.510 per share in tax-free income./2/

 . Based on the Fund's most recent dividend, and a net asset value of $10.90 per share, the Fund's distribution rate on July 31, 1997 was 4.73%. The Fund's
  SEC yield at July 31 was 4.35%./3/

 . To equal 4.73% in a taxable investment, a couple in the 43.20% combined federal, state and personal property tax bracket would need a yield of 8.33%.

Your Investment at Work
--------------------------------------------------------------------------------
  Allegheny County PA Hospital Development                [GRAPHIC APPEARS HERE]
  Authority - St. Francis Medical Center Project

 . These bonds were issued for a 1000-bed, acute care teaching hospital in Pittsburgh. In addition to its teaching hospital, St. Francis is a major provider of specialty health services in the area.

 . Projects financed by this issue include the building, renovating and equipping of the Center's surgical and intensive care facilities.

 . With its 5.75% coupon and A rating, the bond was an attractive purchase for the Portfolio.
--------------------------------------------------------------------------------
/1/ This return does not include the Fund's maximum 5% contingent deferred sales charge (CDSC).
/2/ A portion of the Fund's income could be subject to federal income tax and/or alternative minimum tax.
/3/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the net asset value at the end of the period and annualizing the result.
/4/ Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC average annual returns reflect applicable CDSC on the following schedule: 5%-1st and 2nd years; 4%- 3rd year; 3%-4th year; 2%-5th year; 1%-6th year. Past performance is not indicative of future results. The value of an investment in the Fund may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
/*/ Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 1/8/91. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations. It is not possible to invest directly in the Index.
--------------------------------------------------------------------------------

Fund Information
as of July 31, 1997

Performance/4/
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                        9.7%
Five Years                                                      5.5
Life of Fund                                                    7.2

SEC Average Annual Total Returns (including applicable CDSC)
--------------------------------------------------------------------------------
One Year                                                        4.7%
Five Years                                                      5.1
Life of Fund                                                    7.2

--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

Comparison of Change in Value of a $10,000 Investment in the Fund vs. the Lehman Brothers Municipal Bond Index*
                                    From January 31, 1991, through July 31, 1997

                              Lehman Brothers             EV Marathon
                              Municipal Bond             Pennsylvania
          Date                  Bond Index              Municipals Fund
--------------------------------------------------------------------------------
         1/31/91                 $10,000                    $10,000
         2/28/91                 $10,087                    $10,096
         3/31/91                 $10,090                    $10,109
         4/30/91                 $10,225                    $10,268
         5/31/91                 $10,316                    $10,366
         6/20/91                 $10,306                    $10,298
         7/31/91                 $10,431                    $10,465
         8/31/91                 $10,569                    $10,617
         9/30/91                 $10,706                    $10,772
        10/31/91                 $10,803                    $10,901
        11/30/91                 $10,887                    $10,833
        12/31/91                 $11,169                    $11,065
         1/31/92                 $11,091                    $11,131
         2/28/92                 $11,094                    $11,134
         3/31/92                 $11,098                    $11,101
         4/30/92                 $11,197                    $11,214
         5/31/92                 $11,329                    $11,380
         6/30/92                 $11,519                    $11,594
         7/31/92                 $11,865                    $12,014
         8/31/92                 $11,749                    $11,780
         9/30/92                 $11,826                    $11,803
        10/31/92                 $11,709                    $11,471
        11/30/92                 $11,919                    $11,890
        12/31/92                 $12,041                    $12,024
         1/31/93                 $12,181                    $12,165
         2/28/93                 $12,622                    $12,649
         3/31/93                 $12,488                    $12,486
         4/30/93                 $12,614                    $12,628
         5/31/93                 $12,685                    $12,680
         6/30/93                 $12,897                    $12,866
         7/31/93                 $12,913                    $12,856
         8/31/93                 $13,163                    $13,143
         9/30/93                 $13,333                    $13,308
        10/31/93                 $13,358                    $13,319
        11/30/93                 $13,241                    $13,202
        12/31/93                 $13,520                    $13,523
         1/31/94                 $13,675                    $13,672
         2/28/94                 $13,320                    $13,270
         3/31/94                 $12,778                    $12,548
         4/30/94                 $12,886                    $12,595
         5/31/94                 $12,998                    $12,693
         6/30/94                 $12,922                    $12,590
         7/31/94                 $13,155                    $12,797
         8/31/94                 $13,201                    $12,821
         9/30/94                 $13,007                    $12,621
        10/31/94                 $12,776                    $12,320
        11/30/94                 $12,545                    $11,901
        12/31/94                 $12,821                    $12,219
         1/31/95                 $13,188                    $12,618
         2/28/95                 $13,571                    $13,016
         3/31/95                 $13,727                    $13,168
         4/30/95                 $13,744                    $13,150
         5/31/95                 $14,182                    $13,562
         6/30/95                 $14,058                    $13,384
         7/31/95                 $14,191                    $13,468
         8/31/95                 $14,371                    $13,587
         9/30/95                 $14,462                    $13,696
        10/31/95                 $14,672                    $13,923
        11/30/95                 $14,916                    $14,178
        12/31/95                 $15,059                    $14,326
         1/31/96                 $15,173                    $14,425
         2/28/96                 $15,070                    $14,308
         3/31/96                 $14,878                    $14,094
         4/30/96                 $14,836                    $14,071
         5/31/96                 $14,830                    $14,060
         6/30/96                 $14,992                    $14,150
         7/31/96                 $15,127                    $14,286
         8/31/96                 $15,124                    $14,303
         9/30/96                 $15,335                    $14,502
        10/31/96                 $15,509                    $14,599
        11/30/96                 $15,793                    $14,812
        12/31/96                 $15,726                    $14,803
         1/31/97                 $15,756                    $14,820
         2/28/97                 $15,900                    $14,956
         3/31/97                 $15,688                    $14,784
         4/30/97                 $15,820                    $14,912
         5/31/97                 $16,058                    $15,128
         6/30/97                 $16,229                    $15,291
         7/31/97                 $16,678                    $15,665

--------------------------------------------------------------------------------
Federal income tax information on distributions. For Federal income tax purposes, 99.63% of the total dividends paid by the Fund from net investment income during the year ended July 31, 1997 is designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

EV Marathon Texas Municipals Fund as of July 31, 1997

INVESTMENT UPDATE

[PHOTO OF NICOLE ANDERES APPEARS HERE]
Nicole Anderes,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------
 . The Texas economy continued to prosper in 1997, with the state's employment growth rate of 3% exceeding the nation's 2.2% growth rate. While unemployment -at 5.4% in July - remained slightly above the national rate, it was much improved over the same period a year ago.

 . Of the 1.5 million jobs added in Texas over the past five years, more than half were found in five sectors: business services, local government, health services, food services, and construction, according to the Texas Office of the Comptroller.

 . Despite weak oil pricing, the Texas energy service and supply sectors have improved dramatically following years of industry consolidation. The Baker-Hughes Texas rig count recently totalled 340, up from 270 a year earlier.

Management Update
--------------------------------------------------------------------------------
 . The bond market, characterized by high volatility, lacked clear direction through much of the year. Accordingly, trading activity was relatively quiet during the period, with the Portfolio maintaining a neutral position with respect to interest rates.

 . In a choppy market, we were able to draw upon the resources of Eaton Vance's municipal research department to find opportunities to add yield for our shareholders (See Texoma Medical Center at right) as well as to avoid several deteriorating situations before they were recognized in the market.

 . With insured bonds increasingly dominating new issuance, it has become more challenging to find good buying opportunities. It's likely that more opportunities will emerge if the insurers are unable to maintain their current high market share.

The Fund
--------------------------------------------------------------------------------
 .  During the year ended July 31, 1997, the Fund had a total return of 10.0%./1/
   This return resulted from an increase in net asset value per share to $10.96 on July 31, 1997 from $10.44 on July 31, 1996, and the reinvestment of $0.495 per share in tax-free income./2/

 . Based on the Fund's most recent dividend, and a net asset value of $10.96 per share, the Fund's distribution rate on July 31, 1997 was 4.53%. The Fund's
   SEC yield at July 31 was 4.24%./3/

 . To equal 4.53% in a taxable investment, a couple in the 36% federal tax bracket would need a yield of 7.08%.

Your Investment at Work
--------------------------------------------------------------------------------
   Denison, TX Hospital Authority
   Texoma Medical Center, Inc. Project
                                                          [GRAPHIC APPEARS HERE]

 . Proceeds of this issue were used to finance capital improvements and equipment purchases for Texoma Medical Center, which operates acute care and tertiary care facilities in Denison, as well as to refund earlier issues of the Authority.

 . Texoma enjoys a dominant market share in its area and is winning more managed care contracts. The Center has improved its profitability in the past year.

 .  This bond, recently upgraded to BBB+ by S&P, represents the efforts of the
   Portfolio to add value through lower-rated bonds that may have further upgrade potential.
--------------------------------------------------------------------------------
/1/ This return does not include the Fund's maximum 5% contingent deferred sales charge (CDSC).
/2/ A portion of the Fund's income could be subject to federal income tax and/or alternative minimum tax.
/3/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the net asset value at the end of the period and annualizing the result.
/4/ Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC average annual returns reflect applicable CDSC on the following schedule: 5%-1st and 2nd years; 4%-3rd year; 3%-4th year; 2%-5th year; 1%-6th year. Past performance is not indicative of future results. The value of an investment in the Fund may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
/*/ Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 3/24/92. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations. It is not possible to invest directly in the Index.
--------------------------------------------------------------------------------
Fund Information
as of July 31, 1997

Performance/4/
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
One Year                                                            10.0%
Five Years                                                           5.9%
Life of Fund                                                         7.3

SEC Average Annual Total Returns (including maximum sales charge)
--------------------------------------------------------------------------------
One Year                                                             5.0%
Five Years                                                           5.5%
Life of Fund                                                         7.2

                           [LINE GRAPH APPEARS HERE]

Comparison of Change in Value of a $10,000                From March 31, 1992,
Investment in the Fund vs. the Lehman Brothers            through July 31,1997
Municipal Bond Index*





                                           Fund, maximum
                                             applicable         Lehman Brothers
                    EV Marathon Texas    contingent deferred       Municipal
      Date           Municipals Fund        sales charge          Bond index
      ----           ---------------        ------------          ----------
     3/31/92            $10,000             $14,483                 $10,000
     4/30/92            $10,080             $14,483                 $10,089
     5/31/92            $10,286             $14,483                 $10,208
     6/30/92            $10,501             $14,483                 $10,379
     7/31/92            $10,970             $14,483                 $10,690
     8/31/92            $10,710             $14,483                 $10,586
     9/30/92            $10,751             $14,483                 $10,656
    10/31/92            $10,421             $14,483                 $10,551
    11/30/92            $10,788             $14,483                 $10,740
    12/31/92            $10,914             $14,483                 $10,849
     1/31/93            $10,979             $14,483                 $10,976
     2/28/93            $11,532             $14,483                 $11,373
     3/31/93            $11,336             $14,483                 $11,252
     4/30/93            $11,445             $14,483                 $11,366
     5/31/93            $11,523             $14,483                 $11,430
     6/30/93            $11,694             $14,483                 $11,621
     7/31/93            $11,685             $14,483                 $11,636
     8/31/93            $11,972             $14,483                 $11,878
     9/30/93            $12,137             $14,483                 $12,013
    10/31/93            $12,116             $14,483                 $12,037
    11/30/93            $11,987             $14,483                 $11,930
    12/31/93            $12,287             $14,483                 $12,182
     1/31/94            $12,459             $14,483                 $12,321
     2/28/94            $12,055             $14,483                 $12,002
     3/31/94            $11,344             $14,483                 $11,513
     4/30/94            $11,412             $14,483                 $11,611
     5/31/94            $11,537             $14,483                 $11,712
     6/30/94            $11,432             $14,483                 $11,643
     7/31/94            $11,694             $14,483                 $11,854
     8/31/94            $11,729             $14,483                 $11,895
     9/30/94            $11,499             $14,483                 $11,720
    10/31/94            $11,187             $14,483                 $11,512
    11/30/94            $10,929             $14,483                 $11,304
    12/31/94            $11,295             $14,483                 $11,552
     1/31/95            $11,726             $14,483                 $11,883
     2/28/95            $12,155             $14,483                 $12,228
     3/31/95            $12,262             $14,483                 $12,369
     4/30/95            $12,222             $14,483                 $12,383
     5/31/95            $12,593             $14,483                 $12,779
     6/30/95            $12,382             $14,483                 $12,667
     7/31/95            $12,437             $14,483                 $12,787
     8/31/95            $12,586             $14,483                 $12,949
     9/30/95            $12,650             $14,483                 $13,031
    10/31/95            $12,886             $14,483                 $13,220
    11/30/95            $13,171             $14,483                 $13,440
    12/31/95            $13,309             $14,483                 $13,569
     1/31/96            $13,363             $14,483                 $13,671
     2/28/96            $13,217             $14,483                 $13,579
     3/31/96            $13,019             $14,483                 $13,406
     4/30/96            $12,999             $14,483                 $13,368
     5/31/96            $13,038             $14,483                 $13,363
     6/30/96            $13,146             $14,483                 $13,508
     7/31/96            $13,257             $14,483                 $13,630
     8/31/96            $13,272             $14,483                 $13,627
     9/30/96            $13,442             $14,483                 $13,818
    10/31/96            $13,531             $14,483                 $13,974
    11/30/96            $13,714             $14,483                 $14,230
    12/31/96            $13,704             $14,483                 $14,170
     1/31/97            $13,744             $14,483                 $14,197
     2/28/97            $13,894             $14,483                 $14,327
     3/31/97            $13,746             $14,483                 $14,136
     4/30/97            $13,864             $14,483                 $14,254
     5/31/97            $14,049             $14,483                 $14,469
     6/30/97            $14,212             $14,483                 $14,623
     7/31/97            $14,583             $14,483                 $15,028

Fund, assuming entire investment was redeemed at 7/31/97, and maximum applicable contingent deferred sales charge (CDSC) applied.

--------------------------------------------------------------------------------
Federal income tax information on distributions. For Federal income tax purposes, 99.82% of the total dividends paid by the Fund from net investment income during the year ended July 31, 1997 is designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

EV Marathon Municipals Funds as of July 31, 1997

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

As of July 31, 1997


                                                   Marathon          Marathon         Marathon            Marathon
                                                 Arizona Fund     Colorado Fund   Connecticut Fund      Michigan Fund
------------------------------------------------------------------------------------------------------------------------------------
Assets
------------------------------------------------------------------------------------------------------------------------------------
Investment in Municipals Portfolio --
    Identified cost                             $ 100,639,257     $  37,402,378      $ 163,492,975      $ 137,150,164
    Unrealized appreciation                         9,967,175         3,532,943          8,746,533         11,938,942
------------------------------------------------------------------------------------------------------------------------------------
Total investment, at value (Note 1A)            $ 110,606,432     $  40,935,321      $ 172,239,508      $ 149,089,106
------------------------------------------------------------------------------------------------------------------------------------
Receivable for Fund shares sold                 $     221,623     $       7,500      $      68,050      $      29,917
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                    $ 110,828,055     $  40,942,821      $ 172,307,558      $ 149,119,023
------------------------------------------------------------------------------------------------------------------------------------


Liabilities
------------------------------------------------------------------------------------------------------------------------------------
Distributions payable                           $     211,326     $      80,623      $     319,776      $     279,445
Payable for Fund shares redeemed                    1,191,617            53,922            304,839            237,150
Payable to affiliate for Trustees' fees
    (Note 4)                                              277                14                276                277
Accrued expenses                                       45,765            22,096             48,717             60,647
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities                               $   1,448,985     $     156,655      $     673,608      $     577,519
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                      $ 109,379,070     $  40,786,166      $ 171,633,950      $ 148,541,504
------------------------------------------------------------------------------------------------------------------------------------


Sources of Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Paid-in capital                                 $ 103,640,899     $  39,087,261      $ 167,886,287      $ 140,616,411
Accumulated net realized loss from
    portfolio (computed on the basis of
    identified cost)                               (4,179,476)       (1,906,185)        (4,679,094)        (3,838,063)
Accumulated undistributed (distributions
    in excess of) net investment income               (49,528)           72,147           (319,776)          (175,786)
Net unrealized appreciation of investments
    (computed on the basis of identified cost)      9,967,175         3,532,943          8,746,533         11,938,942
------------------------------------------------------------------------------------------------------------------------------------
Total                                           $ 109,379,070     $  40,786,166      $ 171,633,950      $ 148,541,504
------------------------------------------------------------------------------------------------------------------------------------


Shares of Beneficial Interest Outstanding
------------------------------------------------------------------------------------------------------------------------------------
                                                    9,745,612         3,775,441         16,242,953         13,662,577
------------------------------------------------------------------------------------------------------------------------------------


Net Asset Value, Offering and Redemption
Price Per Share (Note 6)
------------------------------------------------------------------------------------------------------------------------------------
(Net assets / shares of beneficial
    interest outstanding)                       $       11.22     $       10.80      $       10.57      $       10.87
------------------------------------------------------------------------------------------------------------------------------------



                       See notes to financial statements

EV Marathon Municipals Funds as of July 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Assets and Liabilities

As of July 31, 1997

                                                       Marathon         Marathon         Marathon           Marathon
                                                    Minnesota Fund  New Jersey Fund  Pennsylvania Fund     Texas Fund
----------------------------------------------------------------------------------------------------------------------
Assets
----------------------------------------------------------------------------------------------------------------------
Investment in Municipals Portfolio --
    Identified cost                                  $  62,201,002    $ 315,453,846    $ 364,865,896    $  19,607,781
    Unrealized appreciation                              5,859,583       31,452,257       32,279,882        1,735,804
----------------------------------------------------------------------------------------------------------------------
Total investment, at value (Note 1A)                 $  68,060,585    $ 346,906,103    $ 397,145,778    $  21,343,585
----------------------------------------------------------------------------------------------------------------------
Receivable for Fund shares sold                      $      36,992    $     291,491    $     266,667    $        --
----------------------------------------------------------------------------------------------------------------------
Total assets                                         $  68,097,577    $ 347,197,594    $ 397,412,445    $  21,343,585
----------------------------------------------------------------------------------------------------------------------


Liabilities
----------------------------------------------------------------------------------------------------------------------
Distributions payable                                $     131,235    $     694,486    $     830,773    $      42,322
Payable for Fund shares redeemed                           152,569        1,324,042          480,215              118
Payable to affiliate for Trustees' fees (Note 4)               139              277              277               11
Accrued expenses                                            32,852           99,282          127,098           18,511
----------------------------------------------------------------------------------------------------------------------
Total liabilities                                    $     316,795    $   2,118,087    $   1,438,363    $      60,962
----------------------------------------------------------------------------------------------------------------------
Net Assets                                           $  67,780,782    $ 345,079,507    $ 395,974,082    $  21,282,623
----------------------------------------------------------------------------------------------------------------------


Sources of Net Assets
----------------------------------------------------------------------------------------------------------------------
Paid-in capital                                      $  66,414,909    $ 328,701,098    $ 380,502,583    $  20,386,687
Accumulated net realized loss from
    portfolio (computed on the basis of
    identified cost)                                    (4,411,197)     (14,883,316)     (17,550,010)        (858,754)
Accumulated undistributed (distributions in
    excess of) net investment income                       (82,513)        (190,532)         741,627           18,886
Net unrealized appreciation of
    investments (computed on the basis of
    identified cost)                                     5,859,583       31,452,257       32,279,882        1,735,804
----------------------------------------------------------------------------------------------------------------------
Total                                                $  67,780,782    $ 345,079,507    $ 395,974,082    $  21,282,623
----------------------------------------------------------------------------------------------------------------------


Shares of Beneficial Interest Outstanding
----------------------------------------------------------------------------------------------------------------------
                                                         6,461,607       31,547,032       36,341,343        1,941,903
----------------------------------------------------------------------------------------------------------------------


Net Asset Value, Offering and Redemption Price Per
Share (Note 6)
----------------------------------------------------------------------------------------------------------------------
(Net assets / shares of beneficial interest
    outstanding)                                     $       10.49    $       10.94    $       10.90    $       10.96
----------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Marathon Municipals Funds as of July 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Operations

For the Year Ended July 31, 1997

                                                         Marathon        Marathon        Marathon        Marathon
                                                       Arizona Fund   Colorado Fund  Connecticut Fund  Michigan Fund
----------------------------------------------------------------------------------------------------------------------
Investment Income (Note 1B)
----------------------------------------------------------------------------------------------------------------------
Interest income allocated from Portfolio               $  7,162,799    $  2,560,652    $ 10,673,242    $  9,530,853
Expenses allocated from Portfolio                          (577,411)       (147,761)       (935,758)       (805,558)
----------------------------------------------------------------------------------------------------------------------
Net investment income from Portfolio                   $  6,585,388    $  2,412,891    $  9,737,484    $  8,725,295
----------------------------------------------------------------------------------------------------------------------


Expenses
----------------------------------------------------------------------------------------------------------------------
Compensation of Trustees not members of the
    Administrator's organization (Note 4)              $      3,297    $        165    $      3,268    $      3,297
Distribution fees (Note 5)                                1,100,886         377,799       1,638,773       1,487,408
Transfer and dividend disbursing agent fees                  75,731          28,764         126,416         113,496
Printing and postage                                         32,967          19,067          49,612          45,801
Legal and accounting services                                20,343          22,843          24,259          21,448
Custodian fee                                                12,627           5,593          16,016          14,497
Registration fees                                             4,752           1,000           3,788           1,377
Amortization of organization expenses (Note 1D)                  --           2,100           2,342              --
Miscellaneous                                                26,373           5,995          18,459          29,577
----------------------------------------------------------------------------------------------------------------------
Total expenses                                         $  1,276,976    $    463,326    $  1,882,933    $  1,716,901
----------------------------------------------------------------------------------------------------------------------

Net investment income                                  $  5,308,412    $  1,949,565    $  7,854,551    $  7,008,394
----------------------------------------------------------------------------------------------------------------------


Realized and Unrealized Gain (Loss) from Portfolio
----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified cost basis)    $  1,849,841    $    748,521    $  1,291,719    $  2,038,612
    Financial futures contracts                          (1,072,317)       (312,133)       (821,377)     (2,016,068)
----------------------------------------------------------------------------------------------------------------------
Net realized gain on investment transactions           $    777,524    $    436,388    $    470,342    $     22,544
----------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
    Investment transactions                            $  5,139,625    $  2,158,920    $  7,342,200    $  6,960,232
    Financial futures contracts                            (264,834)       (170,386)       (445,615)       (522,454)
----------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)
    of investments                                     $  4,874,791    $  1,988,534    $  6,896,585    $  6,437,778
----------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain on investments        $  5,652,315    $  2,424,922    $  7,366,927    $  6,460,322
----------------------------------------------------------------------------------------------------------------------

Net increase in net assets from operations             $ 10,960,727    $  4,374,487    $ 15,221,478    $ 13,468,716
----------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Marathon Municipals Funds as of July 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Operations

For the Year Ended July 31, 1997

                                                           Marathon         Marathon         Marathon       Marathon
                                                        Minnesota Fund  New Jersey Fund Pennsylvania Fund  Texas Fund
-----------------------------------------------------------------------------------------------------------------------
Investment Income (Note 1B)
-----------------------------------------------------------------------------------------------------------------------
Interest income allocated from Portfolio                  $  4,312,154    $ 23,052,829    $ 26,954,193    $  1,374,496
Expenses allocated from Portfolio                             (311,908)     (1,899,487)     (2,112,627)        (77,316)
-----------------------------------------------------------------------------------------------------------------------
Net investment income from Portfolio                      $  4,000,246    $ 21,153,342    $ 24,841,566    $  1,297,180
-----------------------------------------------------------------------------------------------------------------------


Expenses
-----------------------------------------------------------------------------------------------------------------------
Compensation of Trustees not members of the
    Administrator's organization (Note 4)                 $      1,527    $      3,431    $      3,297    $        293
Distribution fees (Note 5)                                     648,328       3,353,181       3,887,240         208,896
Transfer and dividend disbursing agent fees                     47,197         247,179         306,595          15,607
Custodian fee (Note 1F)                                          8,070          25,300          25,800           2,927
Printing and postage                                            28,199          99,584          69,441          12,495
Legal and accounting services                                   25,497          24,119          20,515          18,743
Registration fees                                                1,107           1,907           5,209              40
Amortization of organization expenses (Note 1D)                     --              --              --           3,550
Miscellaneous                                                   11,753          35,417          83,556           5,530
-----------------------------------------------------------------------------------------------------------------------
Total expenses                                            $    771,678    $  3,790,118    $  4,401,653    $    268,081
-----------------------------------------------------------------------------------------------------------------------
Deduct --
    Reduction of custodian fee (Note 1F)                  $         --    $         --    $     25,000    $         --
-----------------------------------------------------------------------------------------------------------------------
Total expense reductions                                  $         --    $         --    $     25,000    $         --
-----------------------------------------------------------------------------------------------------------------------

Net expenses                                              $    771,678    $  3,790,118    $  4,376,653    $    268,081
-----------------------------------------------------------------------------------------------------------------------

Net investment income                                     $  3,228,568    $ 17,363,224    $ 20,464,913    $  1,029,099
-----------------------------------------------------------------------------------------------------------------------


Realized and Unrealized Gain (Loss) from Portfolio
-----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified cost basis)       $    626,009    $  4,373,998    $  4,046,941    $    161,471
    Financial futures contracts                               (606,666)     (2,388,705)     (5,098,050)       (167,709)
-----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions       $     19,343    $  1,985,293    $ (1,051,109)   $     (6,238)
-----------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
    Investment transactions                               $  3,080,897    $ 14,743,952    $ 19,814,548    $  1,160,820
    Financial futures contracts                               (377,704)       (846,203)     (1,350,520)        (67,871)
-----------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) of
    investments                                           $  2,703,193    $ 13,897,749    $ 18,464,028    $  1,092,949
-----------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain on investments           $  2,722,536    $ 15,883,042    $ 17,412,919    $  1,086,711
-----------------------------------------------------------------------------------------------------------------------

Net increase in net assets from operations                $  5,951,104    $ 33,246,266    $ 37,877,832    $  2,115,810
-----------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Marathon Municipals Funds as of July 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended July 31, 1997


                                                                Marathon          Marathon           Marathon          Marathon
Increase (Decrease) in Net Assets                             Arizona Fund     Colorado Fund     Connecticut Fund   Michigan Fund
----------------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                                     $  5,308,412      $  1,949,565      $   7,854,551     $   7,008,394
    Net realized gain on investment transactions                   777,524           436,388            470,342            22,544
    Net change in unrealized appreciation
        (depreciation) of investments                            4,874,791         1,988,534          6,896,585         6,437,778
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                    $ 10,960,727      $  4,374,487      $  15,221,478     $  13,468,716
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 2) --
    From net investment income                                $ (5,284,385)     $ (1,920,578)     $  (7,825,912)    $  (7,008,394)
    In excess of net investment income                                  --                --                 --           (34,246)
----------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                           $ (5,284,385)     $ (1,920,578)     $  (7,825,912)    $  (7,042,640)
----------------------------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest (Note 3) --
    Proceeds from sale of shares                              $  6,378,622      $  3,160,432      $   8,059,926     $   2,876,721
    Net asset value of shares issued to
        shareholders in payment of distributions
        declared                                                 2,001,467           959,878          4,201,749         3,546,390
    Cost of shares redeemed                                    (32,357,879)       (8,760,256)       (29,631,741)      (35,374,258)
----------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from Fund share
    transactions                                              $(23,977,790)     $ (4,639,946)     $ (17,370,066)    $ (28,951,147)
----------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets                                    $(18,301,448)     $ (2,186,037)     $  (9,974,500)    $ (22,525,071)
----------------------------------------------------------------------------------------------------------------------------------


Net Assets
----------------------------------------------------------------------------------------------------------------------------------
At beginning of year                                          $127,680,518      $ 42,972,203      $ 181,608,450     $ 171,066,575
----------------------------------------------------------------------------------------------------------------------------------
At end of year                                                $109,379,070      $ 40,786,166      $ 171,633,950     $ 148,541,504
----------------------------------------------------------------------------------------------------------------------------------


Accumulated undistributed
(distributions in excess of) net investment
income included in net assets
----------------------------------------------------------------------------------------------------------------------------------
At end of year                                                $    (49,528)     $     72,147      $    (319,776)    $    (175,786)
----------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Marathon Municipals Funds as of July 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended July 31, 1997


                                                              Marathon        Marathon          Marathon         Marathon
Increase (Decrease) in Net Assets                          Minnesota Fund   New Jersey Fund Pennsylvania Fund   Texas Fund
------------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                                   $   3,228,568    $  17,363,224    $  20,464,913    $   1,029,099
    Net realized gain (loss) on investment
        transactions                                               19,343        1,985,293       (1,051,109)          (6,238)
    Net change in unrealized appreciation
        (depreciation) of investments                           2,703,193       13,897,749       18,464,028        1,092,949
------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                  $   5,951,104    $  33,246,266    $  37,877,832    $   2,115,810
------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 2) --
    From net investment income                              $  (3,186,013)   $ (17,073,929)   $ (20,078,825)   $  (1,046,385)
------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                         $  (3,186,013)   $ (17,073,929)   $ (20,078,825)   $  (1,046,385)
------------------------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest (Note 3) --
    Proceeds from sale of shares                            $   3,588,530    $  16,690,868    $  15,557,539    $   1,640,887
    Net asset value of shares issued to
        shareholders in payment of distributions
        declared                                                1,654,522        8,710,206        9,150,623          396,839
    Cost of shares redeemed                                   (14,601,452)     (75,142,843)     (87,637,467)      (5,820,480)
------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from Fund share
    transactions                                            $  (9,358,400)   $ (49,741,769)   $ (62,929,305)   $  (3,782,754)
------------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets                                  $  (6,593,309)   $ (33,569,432)   $ (45,130,298)   $  (2,713,329)
------------------------------------------------------------------------------------------------------------------------------


Net Assets
------------------------------------------------------------------------------------------------------------------------------
At beginning of year                                        $  74,374,091    $ 378,648,939    $ 441,104,380    $  23,995,952
------------------------------------------------------------------------------------------------------------------------------
At end of year                                              $  67,780,782    $ 345,079,507    $ 395,974,082    $  21,282,623
------------------------------------------------------------------------------------------------------------------------------


Accumulated undistributed
(distributions in excess of) net investment income
included in net assets
------------------------------------------------------------------------------------------------------------------------------
At end of year                                              $     (82,513)   $    (190,532)   $     741,627    $      18,886
------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Marathon Municipals Funds as of July 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended July 31, 1996

                                                   Marathon          Marathon           Marathon            Marathon
Increase (Decrease) in Net Assets                Arizona Fund     Colorado Fund     Connecticut Fund     Michigan Fund
-----------------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                      $   6,150,183     $   2,092,966        $   8,377,085     $   8,060,855
    Net realized gain (loss) on investment
        transactions                                 892,368           301,984              (20,964)        2,768,823
    Net change in unrealized appreciation
        (depreciation) of investments              1,223,781           393,555            3,339,721           859,497
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations     $   8,266,332     $   2,788,505        $  11,695,842     $  11,689,175
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 2) --
    From net investment income                 $  (6,222,739)    $  (2,146,041)       $  (8,377,085)    $  (8,356,758)
    In excess of net investment income               (73,555)               --             (360,566)         (141,540)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders            $  (6,296,294)    $  (2,146,041)       $  (8,737,651)    $  (8,498,298)
-----------------------------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial
  interest (Note 3) --
    Proceeds from sale of shares               $   8,482,050     $   4,652,643        $   9,339,399     $   6,125,761
    Net asset value of shares issued to
      shareholders in payment of distributions
      declared                                     2,467,498         1,043,767            4,841,727         4,399,914
    Cost of shares redeemed                      (27,098,114)       (7,266,498)         (24,431,028)      (29,012,687)
-----------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from Fund share
    transactions                               $ (16,148,566)    $  (1,570,088)       $ (10,249,902)    $ (18,487,012)
-----------------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets                     $ (14,178,528)    $    (927,624)       $  (7,291,711)    $ (15,296,135)
-----------------------------------------------------------------------------------------------------------------------------------


Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
At beginning of year                           $ 141,859,046     $  43,899,827        $ 188,900,161     $ 186,362,710
-----------------------------------------------------------------------------------------------------------------------------------
At end of year                                 $ 127,680,518     $  42,972,203        $ 181,608,450     $ 171,066,575
-----------------------------------------------------------------------------------------------------------------------------------


Accumulated undistributed (distributions
in excess of) net investment income
included in net assets
-----------------------------------------------------------------------------------------------------------------------------------
At end of year                                 $     (73,555)    $      43,160        $    (359,774)    $    (141,540)
-----------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Marathon Municipals Funds as of July 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended July 31, 1996


                                                          Marathon          Marathon              Marathon        Marathon
Increase (Decrease) in Net Assets                      Minnesota Fund    New Jersey Fund    Pennsylvania Fund    Texas Fund
------------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                              $   3,606,912      $  19,032,596       $  23,119,118    $   1,252,579
    Net realized gain (loss) on investment
        transactions                                         373,935           (305,571)          5,987,544          353,286
    Net change in unrealized appreciation
        (depreciation) of investments                        631,925          3,879,246            (281,975)         155,796
------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations             $   4,612,772      $  22,606,271       $  28,824,687    $   1,761,661
------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 2) --
    From net investment income                         $  (3,606,912)     $ (19,032,596)      $ (23,059,671)   $  (1,295,270)
    In excess of net investment income                       (20,434)          (148,859)                 --               --
------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                    $  (3,627,346)     $ (19,181,455)      $ (23,059,671)   $  (1,295,270)
------------------------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest
 (Note 3) --
    Proceeds from sale of shares                       $   4,475,100      $  21,519,563       $  16,510,722    $   1,080,119
    Net asset value of shares issued to
     shareholders in payment of distributions
      declared                                             1,972,796          9,846,974          10,497,742          465,640
    Cost of shares redeemed                              (12,029,259)       (61,002,931)        (87,524,749)      (5,778,221)
------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from Fund share
    transactions                                       $  (5,581,363)     $ (29,636,394)      $ (60,516,285)   $  (4,232,462)
------------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets                             $  (4,595,937)     $ (26,211,578)      $ (54,751,269)   $  (3,766,071)
------------------------------------------------------------------------------------------------------------------------------


Net Assets
------------------------------------------------------------------------------------------------------------------------------
At beginning of year                                   $  78,970,028      $ 404,860,517       $ 495,855,649    $  27,762,023
------------------------------------------------------------------------------------------------------------------------------
At end of year                                         $  74,374,091      $ 378,648,939       $ 441,104,380    $  23,995,952
------------------------------------------------------------------------------------------------------------------------------


Accumulated undistributed (distributions
in excess of) net investment income
included in net assets
------------------------------------------------------------------------------------------------------------------------------
At end of year                                         $    (125,068)     $    (479,827)      $     355,539    $      36,172
------------------------------------------------------------------------------------------------------------------------------


                       See notes to financial statements

EV Marathon Municipals Funds as of July 31, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights


                                                                                       Marathon Arizona Fund
                                                              ----------------------------------------------------------------------
                                                                                            Year Ended
                                                              ----------------------------------------------------------------------
                                                                                 July 31,                         September 30,
                                                              ---------------------------------------------  -----------------------
                                                                 1997        1996        1995        1994*       1993        1992
------------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                          $ 10.680    $ 10.530    $ 10.390    $ 11.570    $ 10.700    $ 10.320
------------------------------------------------------------------------------------------------------------------------------------


Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                         $  0.486    $  0.482    $  0.492    $  0.404    $  0.496    $  0.526
Net realized and unrealized gain (loss) on investments           0.539       0.161       0.164      (0.862)      1.076       0.520
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                           $  1.025    $  0.643    $  0.656    $ (0.458)   $  1.572    $  1.046
------------------------------------------------------------------------------------------------------------------------------------


Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net investment income                                    $ (0.485)   $ (0.488)   $ (0.492)   $ (0.404)   $ (0.496)   $ (0.526)
In excess of net investment income                                  --      (0.005)     (0.024)     (0.074)     (0.127)     (0.120)
From net realized gain on investment transactions                   --          --          --      (0.233)     (0.079)     (0.020)
In excess of net realized gain on investment transactions           --          --          --      (0.011)         --          --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           $ (0.485)   $ (0.493)   $ (0.516)   $ (0.722)   $ (0.702)   $ (0.666)
------------------------------------------------------------------------------------------------------------------------------------


Net asset value-- End of year                                 $ 11.220    $ 10.680    $ 10.530    $ 10.390    $ 11.570    $ 10.700
------------------------------------------------------------------------------------------------------------------------------------


Total Return /(1)/                                                9.85%       6.17%       6.64%      (4.16)%     15.29%      10.43%
------------------------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data++
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000 omitted)                         $109,379    $127,681    $141,859    $150,879    $135,524    $ 62,498
Ratio of net expenses to average daily net assets /(2)//(3)/      1.58%       1.56%       1.53%       1.46%+      1.53%       1.52%
Ratio of net expenses to average daily net assets, after
     custodian fee reduction /(2)/                                1.57%       1.55%         --          --          --          --
Ratio of net investment income to average daily net assets        4.50%       4.49%       4.81%       4.47%+      4.42%       4.83%

Portfolio Turnover /(4)/                                            --          --          --          --          39%        133%
------------------------------------------------------------------------------------------------------------------------------------
++  For the year ended September 30, 1992, the operating expenses of the Fund reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, net investment income per share and the ratios would have been as follows:
Ratios (As a percentage of average daily net assets):
    Expenses /(3)/                                                                                                            1.64%
    Net investment income                                                                                                     4.71%
Net investment income per share                                                                                           $  0.513
------------------------------------------------------------------------------------------------------------------------------------

+     Annualized.
*     For the ten months ended July 31, 1994.
/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
/(2)/ Includes the Fund's share of its corresponding Portfolio's allocated expenses.
/(3)/ The expense ratios for the year ended July 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/(4)/ Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

                       See notes to financial statements

EV Marathon Municipals Funds as of July 31, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                               Marathon Colorado Fund
                                                            ---------------------------------------------------------------
                                                                                     Year Ended
                                                            ---------------------------------------------------------------
                                                                             July 31,                       September 30,
                                                            -----------------------------------------   -------------------
                                                               1997       1996      1995       1994*      1993       1992**
---------------------------------------------------------------------------------------------------------------------------
Net asset value --  Beginning of year                       $10.170    $10.020   $10.010    $10.960    $10.060   $10.000
---------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                       $ 0.491    $ 0.480   $ 0.494    $ 0.403    $ 0.484   $ 0.026
Net realized and unrealized gain (loss) on investments        0.621      0.162     0.033     (0.880)     0.996     0.082++
---------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                         $ 1.112    $ 0.642   $ 0.527    $(0.477)   $ 1.480   $ 0.108
---------------------------------------------------------------------------------------------------------------------------

Less distributions
---------------------------------------------------------------------------------------------------------------------------
From net investment income                                  $(0.482)   $(0.492)  $(0.494)   $(0.403)   $(0.484)  $(0.026)
In excess of net investment income                               --         --    (0.023)    (0.070)    (0.096)   (0.022)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                         $(0.482)   $(0.492)  $(0.517)   $(0.473)   $(0.580)  $(0.048)
---------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                              $10.800    $10.170   $10.020    $10.010    $10.960   $10.060
---------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                             11.26%      6.46%     5.58%     (4.46)%    15.52%     0.60%
---------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+++
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000 omitted)                       $40,786    $42,972   $43,900    $42,085    $24,847   $ 2,464
Ratio of net expenses to average daily net assets/(2)(3)/      1.53%      1.49%     1.28%      1.09%+     1.00%     1.00%+
Ratio of net expenses to average daily net assets,
   after custodian fee reduction/(2)/                          1.49%      1.45%       --         --         --        --
Ratio of net investment income to average daily net assets     4.75%      4.69%     5.03%      4.59%+     4.49%     2.26%+

Portfolio Turnover/(4)/                                          --         --        --         --          3%        0%
---------------------------------------------------------------------------------------------------------------------------

+++ The operating expenses of the Fund and the Portfolio may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, the net investment income per share and ratios would have been as follows:

Ratios (As a percentage of average daily net assets):
   Expenses/(2)(3)/                                                       1.51%     1.43%      1.42%+     1.90%     2.34%+
   Expenses after custodian fee reduction/(2)(3)/                         1.46%       --         --         --        --
   Net investment income                                                  4.67%     4.88%      4.26%+     3.60%     0.92%+
Net investment income per share                                         $0.478    $0.479     $0.373     $0.387    $0.011
---------------------------------------------------------------------------------------------------------------------------

+    Annualized.
++ The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
*    For the ten months ended July 31, 1994.
** For the period from the start of business, August 25, 1992, to September 30, 1992.
/(1)/Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
/(2)/Includes the Fund's share of its corresponding Portfolio's allocated expenses.
/(3)/The expense ratios for the year ended July 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/(4)/Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

                       See notes to financial statements

EV Marathon Municipals Funds as of July 31, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                                         Marathon Connecticut Fund
                                                              ----------------------------------------------------------------------
                                                                                                Year Ended
                                                              ----------------------------------------------------------------------
                                                                                 July 31,                        September 30,
                                                              -------------------------------------------    -----------------------
                                                                  1997       1996       1995        1994*        1993       1992**
------------------------------------------------------------------------------------------------------------------------------------
Net asset value --  Beginning of year                         $  10.120   $  9.970   $ 10.050   $  11.030    $  10.270    $10.000
------------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                         $   0.453   $  0.452   $  0.465   $   0.388    $   0.471    $ 0.192
Net realized and unrealized gain (loss) on investments            0.450      0.169     (0.037)     (0.883)       0.885      0.331++
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                           $   0.903   $  0.621   $  0.428   $  (0.495)   $   1.356    $ 0.523
------------------------------------------------------------------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net investment income                                    $  (0.453)  $ (0.452)  $ (0.465)  $  (0.388)   $  (0.471)   $(0.192)
In excess of net investment income                                   --     (0.019)    (0.043)     (0.079)      (0.120)    (0.061)
From net realized gain on investment transactions                    --         --         --      (0.018)      (0.005)        --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           $  (0.453)  $ (0.471)  $ (0.508)  $  (0.485)   $  (0.596)   $(0.253)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                                $  10.570   $ 10.120   $  9.970   $  10.050    $  11.030    $10.270
------------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                                  9.17%      6.30%      4.55%      (4.61)%      13.62%      5.00%
------------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data +++
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000 omitted)                         $ 171,634   $181,608   $188,900   $ 188,453    $ 160,790    $50,031
Ratio of net expenses to average daily net assets/(2)//(3)/       1.60%      1.58%      1.55%       1.43%+       1.56%      1.35%+
Ratio of net expenses to average daily net assets, after
     custodian fee reduction/(2)/                                 1.60%      1.57%        --          --           --         --
Ratio of net investment income to average daily net assets         4.45%      4.45%      4.77%       4.42%+       4.33%      4.13%+

Portfolio Turnover/(4)/                                              --         --         --          --           14%        16%
------------------------------------------------------------------------------------------------------------------------------------

+++ For the period ended September 30, 1992, the operating expenses of the Fund reflect a reduction of the Investment Adviser fee and/or an allocation of expenses to the Investment Adviser. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):
    Expenses/(3)/                                                                                                          1.52%+
    Net investment income                                                                                                   3.96%+
Net investment income per share                                                                                          $ 0.184
------------------------------------------------------------------------------------------------------------------------------------

+     Annualized.
++ The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
*     For the ten months ended July 31, 1994.
** For the period from the start of business, May 1, 1992, to September 30, 1992.
/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
/(2)/ Includes the Fund's share of its corresponding Portfolio's allocated expenses.
/(3)/ The expense ratios for the year ended July 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/(4)/ Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

                       See notes to financial statements

EV Marathon Municipals Funds as of July 31, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                                    Marathon Michigan Fund
                                                           ------------------------------------------------------------------------
                                                                                          Year Ended
                                                           ------------------------------------------------------------------------
                                                                                July 31,                          September 30,
                                                           -----------------------------------------------   ----------------------
                                                               1997        1996       1995        1994*         1993          1992
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value--Beginning of year                          $  10.420   $ 10.250    $ 10.210    $  11.110    $  10.570    $ 10.220
-----------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                       $   0.460   $  0.464    $  0.486    $   0.398    $   0.480    $  0.499
Net realized and unrealized gain (loss) on investments          0.454      0.195       0.059       (0.794)       0.745       0.507
-----------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                         $   0.914   $  0.659    $  0.545    $  (0.396)   $   1.225    $  1.006
-----------------------------------------------------------------------------------------------------------------------------------

Less distributions
-----------------------------------------------------------------------------------------------------------------------------------
From net investment income                                  $  (0.462)  $ (0.481)   $ (0.486)   $  (0.398)   $  (0.480)   $ (0.499)
In excess of net investment income                             (0.002)    (0.008)     (0.019)      (0.062)      (0.114)     (0.144)
From net realized gain on investment transactions                  --         --          --       (0.028)      (0.058)     (0.013)
In excess of net realized gain on investment transactions          --         --          --       (0.016)      (0.033)         --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         $  (0.464)  $ (0.489)   $ (0.505)   $  (0.504)   $  (0.685)   $ (0.656)
-----------------------------------------------------------------------------------------------------------------------------------

Net asset value--End of year                                $  10.870   $ 10.420    $ 10.250    $  10.210    $  11.110    $ 10.570
-----------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                                9.01%      6.50%       5.61%       (3.66)%      12.06%      10.13%
-----------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000 omitted)                       $ 148,542   $171,067    $186,363    $ 197,082    $ 188,290    $107,034
Ratio of net expenses to average daily net assets/(2)(3)/        1.60%      1.61%       1.51%        1.49% +      1.54%       1.61%
Ratio of net expenses to average daily net assets, after
      custodian fee reduction/(2)/                               1.58%      1.60%         --           --           --          --
Ratio of net investment income to average daily net assets       4.40%      4.44%       4.84%        4.49% +      4.40%       4.65%
Portfolio Turnover/(4)/                                            --         --          --           --           28%         72%
-----------------------------------------------------------------------------------------------------------------------------------

  +   Annualized.
  *   For the ten months ended July 31, 1994.
/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
/(2)/ Includes the Fund's share of its corresponding Portfolio's allocated expenses.
/(3)/ The expense ratios for the year ended July 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/(4)/ Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

                       See notes to financial statements

EV Marathon Municipals Funds as of July 31, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                                       Marathon Minnesota Fund
                                                           ------------------------------------------------------------------------
                                                                                          Year Ended
                                                           ------------------------------------------------------------------------
                                                                                July 31,                          September 30,
                                                           -----------------------------------------------   ----------------------
                                                               1997        1996       1995        1994*         1993          1992
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value--Beginning of year                           $10.070     $  9.950   $10.040     $10.910       $ 10.310     $10.080
-----------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                        $ 0.466     $  0.468   $ 0.470     $ 0.383       $  0.473     $ 0.505
Net realized and unrealized gain (loss) on investments         0.415        0.123    (0.053)     (0.788)         0.749       0.361
-----------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                          $ 0.881     $  0.591   $ 0.417     $(0.405)      $  1.222     $ 0.866
-----------------------------------------------------------------------------------------------------------------------------------

Less distributions
-----------------------------------------------------------------------------------------------------------------------------------
From net investment income                                   $(0.461)    $ (0.468)  $(0.470)    $(0.383)      $ (0.473)    $(0.505)
In excess of net investment income                                --       (0.003)   (0.037)     (0.073)        (0.125)     (0.131)
From net realized gain on investment transactions                 --           --        --      (0.009)            --          --
In excess of net realized gain on investment transactions         --           --        --          --         (0.024)         --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $(0.461)    $ (0.471)  $(0.507)    $(0.465)      $ (0.622)    $(0.636)
-----------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                               $10.490     $ 10.070   $ 9.950     $10.040       $ 10.910     $10.310
-----------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                               9.01%        6.00%     4.41%      (3.81)%        12.28%       8.82%
-----------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+++
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000 omitted)                        $67,781     $ 74,374   $78,970     $79,223       $ 68,004     $26,670
Ratio of net expenses to average daily net assets/(2)(3)/       1.58%        1.56%     1.52%       1.54%+         1.59%       1.42%
Ratio of net expenses to average daily net assets, after
      custodian fee reduction/(2)/                              1.55%        1.54%       --          --             --          --
Ratio of net investment income to average daily net assets      4.62%        4.63%     4.80%       4.38%+         4.38%       4.74%
Portfolio Turnover/(4)/                                           --           --        --          --             16%         25%
-----------------------------------------------------------------------------------------------------------------------------------
+++   For the years ended September 30, 1993 and 1992, the operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of average daily net assets):
      Expenses/(2)(3)/                                                                                            1.61%       2.05%
      Net investment income                                                                                       4.37%       4.11%
Net investment income per share                                                                               $  0.472     $ 0.438
-----------------------------------------------------------------------------------------------------------------------------------

  +   Annualized.
  *   For the ten months ended July 31, 1994.
/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
/(2)/ Includes the Fund's share of its corresponding Portfolio's allocated expenses.
/(3)/ The expense ratios for the year ended July 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/(4)/ Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.


                       See notes to financial statements

EV Marathon Municipals Funds as of July 31, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                                   Marathon New Jersey Fund
                                                           ------------------------------------------------------------------------
                                                                                          Year Ended
                                                           ------------------------------------------------------------------------
                                                                                July 31,                          September 30,
                                                           -----------------------------------------------   ----------------------
                                                               1997        1996       1995        1994*         1993          1992
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value--Beginning of year                           $10.440     $10.360    $10.410      $11.350       $10.680    $ 10.380
-----------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                        $ 0.506     $ 0.505    $ 0.505      $ 0.421       $ 0.514    $  0.516
Net realized and unrealized gain (loss) on investments         0.493       0.084     (0.009)      (0.836)        0.841       0.452
-----------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                          $ 0.999     $ 0.589    $ 0.496      $(0.415)      $ 1.355    $  0.968
-----------------------------------------------------------------------------------------------------------------------------------

Less distributions
-----------------------------------------------------------------------------------------------------------------------------------
From net investment income                                   $(0.499)    $(0.505)   $(0.505)     $(0.421)      $(0.514)   $ (0.516)
In excess of net investment income                                --      (0.004)    (0.035)      (0.075)       (0.112)     (0.124)
From net realized gain on investment transactions                 --          --         --       (0.029)       (0.059)     (0.028)
In excess of net realized gain on investment transactions         --          --     (0.006)          --            --          --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $(0.499)    $(0.509)   $(0.546)     $(0.525)      $(0.685)   $ (0.668)
-----------------------------------------------------------------------------------------------------------------------------------

Net asset value--End of year                                 $10.940     $10.440    $10.360      $10.410       $11.350    $ 10.680
-----------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                               9.85%       5.74%      5.04%       (3.77)%       13.15%       9.64%
-----------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000 omitted)                       $345,080    $378,649   $404,861     $420,117      $395,421    $235,324
Ratio of net expenses to average daily net assets/(2)(3)/       1.59%       1.57%      1.53%        1.48%+        1.56%       1.63%
Ratio of net expenses to average daily net assets, after
      custodian fee reduction/(2)/                              1.57%       1.56%        --           --            --          --
Ratio of net investment income to average daily net assets      4.82%       4.80%      4.97%        4.64%+        4.66%       4.83%
Portfolio Turnover/(4)/                                           --          --         --           --            20%         74%
-----------------------------------------------------------------------------------------------------------------------------------

  +   Annualized.
  *   For the ten months ended July 31, 1994.
/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
/(2)/ Includes the Fund's share of its corresponding Portfolio's allocated expenses.
/(3)/ The expense ratios for the year ended July 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/(4)/ Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.


                       See notes to financial statements

EV Marathon Municipals Funds as of July 31, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                                  Marathon Pennsylvania Fund
                                                           -----------------------------------------------------------------------
                                                                                           Year Ended
                                                           -----------------------------------------------------------------------
                                                                                July 31,                        September 30,
                                                           -----------------------------------------------  ----------------------
                                                               1997        1996         1995     1994*          1993      1992
----------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                        $ 10.430    $ 10.320     $ 10.340   $ 11.310     $ 10.650   $ 10.350
----------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                       $  0.522    $  0.512     $  0.507   $  0.422     $  0.520   $  0.531
Net realized and unrealized gain (loss) on investments         0.458       0.108        0.004++   (0.841)       0.794      0.430
----------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                         $  0.980    $  0.620     $  0.511   $ (0.419)    $  1.314   $  0.961
----------------------------------------------------------------------------------------------------------------------------------

Less distributions
----------------------------------------------------------------------------------------------------------------------------------
From net investment income                                  $ (0.510)   $ (0.510)    $ (0.507)  $ (0.422)    $ (0.520)  $ (0.531)
In excess of net investment income                                --          --       (0.024)    (0.069)      (0.115)    (0.130)
From net realized gain on investment transactions                 --          --           --     (0.042)      (0.019)        --
In excess of net realized gain on investment transactions         --          --           --     (0.018)          --         --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         $ (0.510)   $ (0.510)    $ (0.531)  $ (0.551)    $ (0.654)  $ (0.661)
----------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                              $ 10.900    $ 10.430     $ 10.320   $ 10.340     $ 11.310   $ 10.650
----------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                               9.66%       6.08%        5.24%     (3.84)%      12.76%      9.56%
----------------------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000 omitted)                       $395,974    $441,104     $495,856   $530,115     $499,601   $280,193
Ratio of net expenses to average daily net assets/(2)(3)/       1.61%       1.58%        1.51%      1.46%+       1.56%      1.64%
Ratio of net expenses to average daily net assets, after
     custodian fee reduction/(2)/                               1.56%       1.54%          --         --           --         --
Ratio of net investment income to average daily net
    assets                                                      4.93%       4.89%        5.04%      4.68%+       4.70%      4.92%
Portfolio Turnover/(4)/                                           --          --           --         --            6%        15%
----------------------------------------------------------------------------------------------------------------------------------

+     Annualized.
++ The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
*     For the ten months ended July 31, 1994.
/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
/(2)/ Includes the Fund's share of its corresponding Portfolio's allocated expenses.
/(3)/ The expense ratios for the year ended July 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/(4)/ Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

                       See notes to financial statements

EV Marathon Municipals Funds as of July 31, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                                          Marathon Texas Fund
                                                               ---------------------------------------------------------------------
                                                                                              Year Ended
                                                               ---------------------------------------------------------------------
                                                                                July 31,                           September 30,
                                                               ----------------------------------------    -------------------------
                                                                 1997       1996       1995       1994*       1993          1992**
------------------------------------------------------------------------------------------------------------------------------------
Net asset value--   Beginning of year                          $10.440   $ 10.280    $10.210    $11.110    $ 10.450       $10.000
------------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                          $ 0.489   $  0.492    $ 0.532    $ 0.436    $  0.515       $ 0.255
Net realized and unrealized gain (loss) on investments           0.526      0.177      0.084     (0.824)      0.787         0.516
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                            $ 1.015   $  0.669    $ 0.616    $(0.388)   $  1.302       $ 0.771
------------------------------------------------------------------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net investment income                                     $(0.495)  $ (0.509)   $(0.532)   $(0.436)   $ (0.515)      $(0.255)
In excess of net investment income                                  --         --     (0.014)    (0.076)     (0.106)       (0.066)
In excess of net realized gain on investment transactions           --         --         --         --      (0.021)          --
------------------------------------------------------------------------------------------------------------------------------------

Total distributions                                            $(0.495)  $ (0.509)   $(0.546)   $(0.512)   $ (0.642)      $(0.321)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                                 $10.960   $ 10.440    $10.280    $10.210    $ 11.110       $10.450
------------------------------------------------------------------------------------------------------------------------------------

Total Return /1/                                                 10.00%      6.60%      6.36%     (3.65)%     12.90%         7.51%
------------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data +++
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000 omitted)                          $21,283   $ 23,996    $27,762    $26,677    $ 16,338       $ 4,020
Ratio of net expenses to average daily net assets /2//3/          1.57%      1.43%      0.99%      0.82%+      1.06%         1.00%+
Ratio of net expenses to average daily net assets, after
     custodian fee reduction /2/                                  1.55%      1.39%        --          --          --              --
Ratio of net investment income to average daily net assets        4.61%      4.70%      5.29%      4.81%+      4.67%         4.61%+

Portfolio Turnover /4/                                              --         --         --         --           7%           11%
------------------------------------------------------------------------------------------------------------------------------------

+++ The operating expenses of the Fund and the Portfolio may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):
    Expenses /2//3/                                                  1.53%         1.44%      1.67%+         2.55%         2.35%+
    Expenses after custodian fee reduction (2)                       1.49%           --         --             --            --
    Net investment income                                            4.60%         4.84%      3.96%+         3.18%         3.26%+
Net investment income per share                                  $  0.482       $ 0.487    $ 0.359       $  0.350       $ 0.180
------------------------------------------------------------------------------------------------------------------------------------

+   Annualized.
*   For the ten months ended July 31, 1994.
** For the period from the start of business, March 24, 1992, to September 30, 1992.
/1/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
/2/ Includes the Fund's share of its corresponding Portfolio's allocated expenses.
/3/ The expense ratios for the year ended July 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/4/ Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

                       See notes to financial statements

EV Marathon Municipals Funds as of July 31, 1997

NOTES TO FINANCIAL STATEMENTS



1 Significant Accounting Policies
  ------------------------------------------------------------------------------
  Eaton Vance Municipals Trust (the Trust) is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust presently consists of sixty Funds, eight of which, each non-diversified, are included in these financial statements. They include EV Marathon Arizona Municipals Fund ("Marathon Arizona Fund"), EV Marathon Colorado Municipals Fund ("Marathon Colorado Fund"), EV Marathon Connecticut Municipals Fund ("Marathon Connecticut Fund"), EV Marathon Michigan Municipals Fund ("Marathon Michigan Fund"), EV Marathon Minnesota Municipals Fund ("Marathon Minnesota Fund"), EV Marathon New Jersey Municipals Fund ("Marathon New Jersey Fund"), EV Marathon Pennsylvania Municipals Fund ("Marathon Pennsylvania Fund") and EV Marathon Texas Municipals Fund ("Marathon Texas Fund"). Each Fund invests all of its investable assets in interests in a separate corresponding open-end management investment company (a Portfolio), a New York Trust, having the same investment objective as its corresponding Fund. The Marathon Arizona Fund invests its assets in the Arizona Municipals Portfolio, the Marathon Colorado Fund invests its assets in the Colorado Municipals Portfolio, the Marathon Connecticut Fund invests its assets in the Connecticut Municipals Portfolio, the Marathon Michigan Fund invests its assets in the Michigan Municipals Portfolio, the Marathon Minnesota Fund invests its assets in the Minnesota Municipals Portfolio, the Marathon New Jersey Fund invests its assets in the New Jersey Municipals Portfolio, the Marathon Pennsylvania Fund invests its assets in the Pennsylvania Municipals Portfolio and the Marathon Texas Fund invests its assets in the Texas Municipals Portfolio. The value of each Fund's investment in its corresponding Portfolio reflects the Fund's proportionate interest in the net assets of that Portfolio (98.3%, 96.0%, 98.4%, 99.2%, 96.3%, 98.3%, 98.7%, and 98.5% at July
  31, 1997 for the Marathon Arizona Fund, Marathon Colorado Fund, Marathon Connecticut Fund, Marathon Michigan Fund, Marathon Minnesota Fund, Marathon New Jersey Fund, Marathon Pennsylvania Fund and Marathon Texas Fund, respectively). The performance of each Fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with each Fund's financial statements.

  On June 23, 1997, the Board of Trustees approved a Plan of Reorganization (the "Plan") for the Eaton Vance Municipals Trust (the "Trust"). Under the terms of the Plan, the EV Marathon Arizona Municipals Fund, EV Marathon Colorado Municipals Fund, EV Marathon Connecticut Municipals Fund, EV Marathon Michigan Municipals Fund, EV Marathon Minnesota Municipals Fund, EV Marathon New Jersey Municipals Fund, EV Marathon Pennsylvania Municipals Fund and EV Marathon Texas Municipals Fund (the Successor Funds), separate series of the Eaton Vance Municipals Trust, would acquire substantially all of the assets and liabilities of the EV Traditional Arizona Municipals Fund, EV Traditional Colorado Municipals Fund, EV Traditional Connecticut Municipals Fund, EV Traditional Michigan Municipals Fund, EV Traditional Minnesota Municipals Fund, EV Traditional New Jersey Municipals Fund, EV Traditional Pennsylvania Municipals Fund and EV Traditional Texas Municipals Fund, respectively (the Acquired Funds). The transactions will be structured for tax purposes to qualify as a tax-free reorganization under the Internal Revenue Code. The Trust will issue and deliver to the Acquired Funds a number of full and fractional shares of beneficial interest of a separate class of the Successor Fund (Class A Shares), which will be equal in value to the net asset value per share of the Acquired Fund multiplied by the number of full and fractional shares of the Acquired Fund then outstanding. Such transaction will occur at the close of business, July 31, 1997.

  The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

  A Investment Valuation -- Valuation of securities by the Portfolios is discussed in Note 1A of the Portfolios' Notes to Financial Statements which are included elsewhere in this report.

  B Income -- Each Fund's net investment income consists of the Fund's pro rata share of the net investment income of its corresponding Portfolio, less all actual and accrued expenses of each Fund determined in accordance with generally accepted accounting principles.

  C Federal Taxes -- Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable and tax-exempt income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At July 31, 1997, the Funds, for federal income tax purposes, had capital loss carryovers which will

EV Marathon Municipals Funds as of July 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D


  reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. The amounts and expiration dates of the capital loss carryovers are as follows:

   Fund                                 Amount                   Expires
  ------------------------------------------------------------------------------
   Marathon Arizona Fund                $    4,776,889           July 31, 2004

   Marathon Colorado Fund               $    1,970,946           July 31, 2004
                                               162,075           July 31, 2003

   Marathon Connecticut Fund            $    5,022,410           July 31, 2004
                                               206,627           July 31, 2003

   Marathon Michigan Fund               $      315,466           July 31, 2005
                                             2,603,474           July 31, 2004
                                             1,242,774           July 31, 2003
                                               662,305           July 31, 2002

   Marathon Minnesota Fund              $      329,867           July 31, 2005
                                             3,725,307           July 31, 2004
                                               802,699           July 31, 2003
                                                11,959           July 31, 2002

   Marathon New Jersey Fund             $   15,920,136           July 31, 2004

   Marathon Pennsylvania Fund           $    1,914,166           July 31, 2005
                                            12,982,411           July 31, 2004
                                             4,209,137           July 31, 2003
                                               439,448           July 31, 2002

   Marathon Texas Fund                  $       78,115           July 31, 2005
                                               623,434           July 31, 2004
                                               184,977           July 31, 2003
                                                68,395           July 31, 2002

  Dividends paid by each Fund from net interest on tax-exempt municipal bonds allocated from its corresponding Portfolio are not includable by shareholders as gross income for federal income tax purposes because each Fund and Portfolio intend to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Funds to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax preference item to shareholders.

  D Deferred Organization Expenses -- Costs incurred by each Fund in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years.

  E Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

  F Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Funds and the Portfolios. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average cash balances the Funds or the Portfolios maintain with IBT. All significant credit balances used to reduce each Fund's custodian fees are reported as a reduction of expenses on the Statement Of Operations.

  G Other -- Investment transactions are accounted for on a trade date basis.

2 Distributions to Shareholders
  ------------------------------------------------------------------------------
  The net income of each Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date.

  The Funds distinguish between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. During the year ended July 31, 1997, the following reclassifications were made due to permanent differences between book and tax accounting for reallocation of gain/loss:

EV Marathon Municipals Funds as of July 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D

                        Marathon      Marathon       Marathon      Marathon
   Increase/            Arizona     Connecticut    Pennsylvania   New Jersey
   (decrease)             Fund          Fund           Fund          Fund
  ---------------------------------------------------------------------------
   Accumulated net
     realized loss on
     investments and
     financial futures
     contracts               $99     $(12,211)       $(1,003)      $(20,873)

   Accumulated
     distributions in
     excess of net
     investment income                (11,359)             -              -

   Paid-in capital           99       (23,570)        (1,003)       (20,873)
  ------------------------------------------------------------------------------

  Net investment income, net realized gains, and net assets were not affected by these reclassifications. The tax treatment of distributions for the calendar year will be reported to shareholders prior to February 1, 1998 and will not be based on tax accounting methods which may differ from amounts determined for financial statement purposes.


3 Shares of Beneficial Interest
  ------------------------------------------------------------------------------
  The Funds' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                   Marathon Arizona Fund
                                            ------------------------------------
                                                     Year Ended July 31,

                                                  1997                  1996
  ------------------------------------------------------------------------------
   Sales                                         587,035               786,362

   Issued to shareholders electing               184,561               230,105
     to receive payments of
     distributions in Fund shares

   Redemptions                                (2,984,656)           (2,524,433)
  ------------------------------------------------------------------------------
   Net decrease                               (2,213,060)           (1,507,966)
  ------------------------------------------------------------------------------

                                                    Marathon Colorado Fund
                                             -----------------------------------
                                                      Year Ended July 31,

                                                  1997                   1996
  ------------------------------------------------------------------------------
   Sales                                        305,999                451,567

   Issued to shareholders electing to            92,921                102,119
     receive payments of distributions
     in Fund shares

   Redemptions                                 (847,903)              (709,163)
  ------------------------------------------------------------------------------
   Net decrease                                (448,983)              (155,477)
  ------------------------------------------------------------------------------


                                                 Marathon Connecticut Fund
                                             -----------------------------------
                                                    Year Ended July 31,

                                                  1997                 1996
  ------------------------------------------------------------------------------
   Sales                                         785,303              919,865

   Issued to shareholders electing to            410,380              476,931
     receive payments of distributions
     in Fund shares

   Redemptions                                (2,893,701)          (2,399,907)
  ------------------------------------------------------------------------------
   Net decrease                               (1,698,018)          (1,003,111)
  ------------------------------------------------------------------------------

                                                   Marathon Michigan Fund
                                             -----------------------------------
                                                     Year Ended July 31,

                                                 1997                 1996
  ------------------------------------------------------------------------------
   Sales                                         273,591              582,920

   Issued to shareholders electing to            336,586              420,812
     receive payments of distributions
     in Fund shares

   Redemptions                                (3,360,285)          (2,772,953)
  ------------------------------------------------------------------------------
   Net decrease                               (2,750,108)          (1,769,221)
  ------------------------------------------------------------------------------

                                                   Marathon Minnesota Fund
                                             -----------------------------------
                                                     Year Ended July 31,

                                                   1997               1996
  ------------------------------------------------------------------------------
   Sales                                         354,478              440,323

   Issued to shareholders electing to            163,187              194,918
     electing to receive payments of
     distributions in Fund shares

   Redemptions                                (1,442,543)          (1,186,213)
  ------------------------------------------------------------------------------
   Net decrease                                 (924,878)            (550,972)
  ------------------------------------------------------------------------------


                                                  Marathon New Jersey Fund
                                             -----------------------------------
                                                     Year Ended July 31,

                                                  1997                 1996
  ------------------------------------------------------------------------------
   Sales                                       1,576,459            2,040,378

   Issued to shareholders electing to            824,152              937,046
     receive payments of distributions
     in Fund shares

   Redemptions                                (7,114,631)          (5,798,323)
  ------------------------------------------------------------------------------
   Net decrease                               (4,714,020)          (2,820,899)
  ------------------------------------------------------------------------------

EV Marathon Municipals Funds as of July 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D

                                                  Marathon Pennsylvania Fund
                                             -----------------------------------
                                                     Year Ended July 31,

                                                   1997                1996
  ------------------------------------------------------------------------------
   Sales                                       1,471,266            1,571,629

   Issued to shareholders electing to            853,998            1,002,119
     receive payments of distributions
     in Fund shares

   Redemptions                                (8,289,968)          (8,334,163)
  ------------------------------------------------------------------------------
   Net decrease                               (5,964,704)          (5,760,415)
  ------------------------------------------------------------------------------


                                                     Marathon Texas Fund
                                             -----------------------------------
                                                      Year Ended July 31,

                                                 1997                   1996
  ------------------------------------------------------------------------------
   Sales                                       156,332                 103,039

   Issued to shareholders electing to           37,478                  44,489
     receive payments of distributions
     in Fund shares

   Redemptions                                (549,906)               (551,219)
  ------------------------------------------------------------------------------
   Net decrease                               (356,096)               (403,691)
  ------------------------------------------------------------------------------


4 Transactions with Affiliates
  ------------------------------------------------------------------------------
  Eaton Vance Management (EVM) serves as the Administrator of each Fund, but receives no compensation. The Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Funds and Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to each fund out of the investment adviser fee earned by BMR.

  Certain of the officers and Trustees of the Funds and Portfolios are officers and directors/trustees of EVM and BMR.


5 Distribution Plan
  ------------------------------------------------------------------------------
  Each Fund has adopted a distribution plan (the Plans) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plans require the Funds to pay the principal underwriter, Eaton Vance Distributors, Inc. (EVD), amounts equal to 1/365 of 0.75% of each Fund's daily net assets, for providing ongoing distribution services and facilities to the respective Fund. A Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for shares sold plus
  (ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD reduced by the aggregate amount of contingent deferred sales charges (Note 6) and daily amounts theretofore paid to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of each Fund and, accordingly, reduces the Fund's net assets. For the year ended July 31, 1997, Marathon Arizona Fund, Marathon Colorado Fund, Marathon Connecticut Fund, Marathon Michigan Fund, Marathon Minnesota Fund, Marathon New Jersey Fund, Marathon Pennsylvania Fund and Marathon Texas Fund paid $884,420, $307,911, $1,324,103, $1,195,780, $523,956, $2,705,068, $3,113,225 and
  $167,369, respectively, to EVD, representing 0.75% of each Fund's average daily net assets. At July 31, 1997, the amount of Uncovered Distribution Charges of EVD calculated under the Plans for Marathon Arizona Fund, Marathon Colorado Fund, Marathon Connecticut Fund, Marathon Michigan Fund, Marathon Minnesota Fund, Marathon New Jersey Fund, Marathon Pennsylvania Fund and Marathon Texas Fund were approximately $3,305,000, $1,522,000, $5,372,000, $3,764,000, $2,052,000, $8,681,000, $10,506,000 and $570,000, respectively.

  In addition, the Plans authorize the Funds to make payments of service fees to the Principal Underwriter, Authorized Firms and other persons in amounts not exceeding 0.25% of each Fund's average daily net assets for any fiscal year. The Trustees have initially implemented the Plans by authorizing the Funds to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not expected to exceed 0.20% per annum of each Fund's average daily net assets based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. For the year ended July 31, 1997, Marathon Arizona Fund, Marathon Colorado Fund, Marathon Connecticut Fund, Marathon Michigan Fund, Marathon Minnesota Fund, Marathon New Jersey Fund, Marathon Pennsylvania Fund and Marathon Texas Fund paid or accrued service fees to or payable to EVD in the amount of $216,466, $69,888, $314,670, $291,628, $124,372, $648,113, $774,015 and $41,527, respectively.
  Service fee payments are made for personal services and/or maintenance of shareholder accounts. Service fees paid to EVD and Authorized Firms are separate and distinct from the sales commissions and distribution fees payable by each Fund to EVD, and as such

EV Marathon Municipals Fund as of July 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D


  are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD.

  Certain officers and Trustees of the Funds are officers or directors of EVD.

6 Contingent Deferred Sales Charge
  ------------------------------------------------------------------------------
  A contingent deferred sales charge (CDSC) is imposed on any redemption of Fund shares made within six years of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. No CDSC is levied on shares which have been sold to EVD or its affiliates or to their respective employees or clients. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Fund's Distribution Plan. CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $581,000, $206,000, $528,000, $510,000, $296,000, $1,212,000, $1,294,000 and $88,000 of CDSC paid by shareholders of Marathon Arizona Fund, Marathon Colorado Fund, Marathon Connecticut Fund, Marathon Michigan Fund, Marathon Minnesota Fund, Marathon New Jersey Fund, Marathon Pennsylvania Fund and Marathon Texas Fund, respectively, for the year ended July 31, 1997.

7 Investment Transactions
  ------------------------------------------------------------------------------
  Increases and decreases in each Fund's investment in its corresponding Portfolio for the year ended July 31, 1997 were as follows:

   Marathon Arizona Fund
  ------------------------------------------------------------------------------
   Increases                                                      $  6,313,284
   Decreases                                                        36,184,826


   Marathon Colorado Fund
  ------------------------------------------------------------------------------
   Increases                                                      $  3,193,770
   Decreases                                                        10,198,536


   Marathon Connecticut Fund
  ------------------------------------------------------------------------------
   Increases                                                      $  8,815,104
   Decreases                                                        35,647,402


   Marathon Michigan Fund
  ------------------------------------------------------------------------------
   Increases                                                      $  3,537,095
   Decreases                                                        41,468,753


   Marathon Minnesota Fund
  ------------------------------------------------------------------------------
   Increases                                                      $  3,707,959
   Decreases                                                        16,903,086


   Marathon New Jersey Fund
  ------------------------------------------------------------------------------
   Increases                                                      $ 17,209,895
   Decreases                                                        87,102,850


   Marathon Pennsylvania Fund
  ------------------------------------------------------------------------------
   Increases                                                      $ 16,478,004
   Decreases                                                       104,394,263


   Marathon Texas Fund
  ------------------------------------------------------------------------------
   Increases                                                      $  1,715,747
   Decreases                                                         6,775,928

8 Subsequent Event
  ------------------------------------------------------------------------------
  Effective August 1, 1997, the EV Marathon Arizona Municipals Fund, EV Marathon Colorado Municipals Fund, EV Marathon Connecticut Municipals Fund, EV Marathon Michigan Municipals Fund, EV Marathon Minnesota Municipals Fund, EV Marathon New Jersey Municipals Fund, EV Marathon Pennsylvania Municipals Fund and EV Marathon Texas Municipals Fund changed their respective names to Eaton Vance Arizona Municipals Fund, Eaton Vance Colorado Municipals Fund, Eaton Vance Connecticut Municipals Fund, Eaton Vance Michigan Municipals Fund, Eaton Vance Minnesota Municipals Fund, Eaton Vance New Jersey Municipals Fund, Eaton Vance Pennsylvania Municipals Fund and Eaton Vance Texas Municipals Fund.

EV Marathon Municipals Funds as of July 31, 1997

INDEPENDENT AUDITORS' REPORT


To the Trustees and Shareholders of:
Eaton Vance Municipals Trust:
--------------------------------------------------------------------------------
We have audited the accompanying statements of assets and liabilities of EV Marathon Arizona Municipals Fund, EV Marathon Colorado Municipals Fund, EV Marathon Connecticut Municipals Fund, EV Marathon Michigan Municipals Fund, EV Marathon Minnesota Municipals Fund, EV Marathon New Jersey Municipals Fund, EV Marathon Pennsylvania Municipals Fund and EV Marathon Texas Municipals Fund (the Funds) (certain of the series of Eaton Vance Municipals Trust) as of July 31, 1997, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended July 31, 1997 and 1996 and financial highlights for the years ended July 31, 1997, 1996 and 1995, the ten months ended July 31, 1994 and for the years ended September 30, 1993 and 1992. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the aforementioned Funds of Eaton Vance Municipals Trust at July 31, 1997, the results of their operations, the changes in their net assets and their financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



                                  DELOITTE & TOUCHE LLP
                                  Boston, Massachusetts
                                  September 5, 1997

Arizona Municipals Portfolio as of July 31, 1997

PORTFOLIO OF INVESTMENTS


Tax-Exempt Investments-- 100.0%

Ratings (Unaudited)
------------------- Principal
                    Amount
         Standard   (000
Moody's  & Poor's   omitted)        Security                       Value
--------------------------------------------------------------------------------

Assisted Living -- 1.6%
--------------------------------------------------------------------------------
 NR      NR         $ 1,800         Arizona Health Facilities
                                    Authority, (Mesa Project),
                                    7.625%, 1/1/26                 $ 1,802,268
--------------------------------------------------------------------------------
                                                                   $ 1,802,268
--------------------------------------------------------------------------------

Education -- 6.6%
--------------------------------------------------------------------------------
 NR      NR         $ 2,000         Arizona Educational Loan
                                    Marketing Corp., (AMT),
                                    6.25%, 6/1/06                  $ 2,152,920
 NR      NR           2,000         Arizona Educational Loan
                                    Marketing Corp., (AMT),
                                    6.30%, 12/1/08                   2,134,540
 A       NR           1,500         Arizona Student Loan
                                    Acquisition Authority, (AMT),
                                    7.625%, 5/1/10                   1,678,920
 A1      AA           1,250         University of Arizona,
                                    6.25%, 6/1/11                    1,363,000
--------------------------------------------------------------------------------
                                                                   $ 7,329,380
--------------------------------------------------------------------------------

Electric Utilities -- 11.9%
--------------------------------------------------------------------------------
 A       A+         $ 1,000         Commonwealth of Puerto Rico,
                                    Telephone Authority,
                                    Variable Rate, 1/1/20/(1)/     $ 1,106,250
 Ba2     BB+          3,500         Maricopa County, AZ, Pollution
                                    Control, 6.375%, 8/15/23         3,637,514
 Baa1    BBB+         5,300         Navajo County, AZ, Pollution
                                    Control, 5.875%, 8/15/28         5,427,941
 Baa1    BBB+           550         Puerto Rico Electric Power
                                    Authority, 7.00%, 7/1/07           591,168
 Baa1    BBB+           370         Puerto Rico Electric Power
                                    Authority, 7.125%, 7/1/14          397,184
 Aa      AA           1,000         Salt River Project Agricultural
                                    Improvement and Power District,
                                    5.25%, 1/1/19                    1,001,170
 Aa      AA           1,000         Salt River Project Agricultural
                                    Improvement and Power District,
                                    6.25%, 1/1/27                    1,074,090
--------------------------------------------------------------------------------
                                                                   $13,235,317
--------------------------------------------------------------------------------

Escrowed / Prerefunded -- 10.8%
--------------------------------------------------------------------------------
 Aaa     AA         $ 1,000         Arizona Transportation Board
                                    Highway, 6.50%, 7/1/11         $ 1,116,000
 NR      AAA          1,000         Glendale, AZ, Industrial
                                    Development Authority,
                                    7.125%, 7/1/20                   1,186,430
 Aaa     AAA          7,500         Maricopa County, AZ, Single
                                    Family Mortgage, 0.00%, 2/1/16   2,836,800
 Aaa     AAA          1,750         Phoenix, AZ, Civic Improvement
                                    Excise Tax, (MBIA), 6.60%,
                                    7/1/08                           1,993,128
 Aaa     AAA          5,000         Phoenix, AZ, Industrial
                                    Development Authority, IDA,
                                    Single Family, 0.00%, 12/1/14    2,034,650
 NR      AA           2,500         Phoenix, AZ, Street and Highway
                                    User, 6.25%, 7/1/11              2,798,775
--------------------------------------------------------------------------------
                                                                   $11,965,783
--------------------------------------------------------------------------------

General Obligations -- 6.2%
--------------------------------------------------------------------------------
 Aa1     AA+        $ 2,000         Phoenix, AZ, 5.25%, 7/1/20     $ 2,021,100
 Aa1     AA+          1,500         Phoenix, AZ, 6.375%, 7/1/13      1,651,755
 Baa1    A            1,000         Puerto Rico Aqueduct and Sewer
                                    Authority, 5.00%, 7/1/19           966,370
 NR      A            2,000         Tatum Ranch, AZ, 6.875%, 7/1/16  2,206,780
--------------------------------------------------------------------------------
                                                                   $ 6,846,005
--------------------------------------------------------------------------------

Hospitals -- 4.3%
--------------------------------------------------------------------------------
 NR      BBB        $ 1,130         Arizona Health Facilities
                                    Authority, (Phoenix Memorial
                                    Hospital), 8.125%, 6/1/12      $ 1,239,497
 NR      BBB          1,250         Arizona Health Facilities,
                                    (Phoenix Memorial Hospital),
                                    8.20%, 6/1/21/(2)/               1,374,450
 Baa1    BBB-         1,000         Maricopa County, AZ, (Sun Health
                                    Corporation), 8.125%, 4/1/12     1,178,070
 NR      NR             905         Winslow, AZ, Industrial
                                    Development Authority (Winslow
                                    Memorial Hospital), 9.50%,
                                    6/1/22                           1,022,931
--------------------------------------------------------------------------------
                                                                   $ 4,814,948
--------------------------------------------------------------------------------

Housing -- 9.9%
--------------------------------------------------------------------------------
 NR      A          $ 2,250         Maricopa County, AZ, IDA,
                                    (Greenery Apartments), 6.625%,
                                    7/1/26                         $ 2,350,305
 NR      A            2,000         Maricopa County, AZ, IDA,
                                    (Laguna Point Apartments),
                                    6.75%, 7/1/19                    2,096,660
 NR      A            3,000         Maricopa County, AZ, IDA,
                                    Multi-family, 6.625%, 1/1/27     3,150,630
 NR      NR           1,250         Maricopa County, AZ, IDA, Place
                                    Five and The Greenery Projects,
                                    8.625%, 1/1/11                   1,273,638

                       See notes to financial statements

Arizona Municipals Portfolio as of July 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D

Ratings (Unaudited)    Principal
--------------------   Amount
         Standard      (000
Moody's  & Poor's      omitted)     Security                      Value
--------------------------------------------------------------------------------

Housing (continued)
--------------------------------------------------------------------------------
 NR      AA            $1,000       Phoenix, AZ, (Woodstone and
                                    Silver Springs Apartments),
                                    Multi-family Housing, (Asset
                                    Guaranty), 6.25%, 4/1/23      $  1,033,680
 NR      AAA            1,000       Tempe, AZ, Industrial
                                    Development Authority,
                                    (Quadrangle Village
                                    Apartments), 6.25%, 6/1/26       1,035,540
--------------------------------------------------------------------------------
                                                                  $ 10,940,453
--------------------------------------------------------------------------------

Industrial Development Revenue / Pollution
Control Revenue -- 1.9%
--------------------------------------------------------------------------------
 A1      NR            $1,000       Casa Grande, AZ, Pollution
                                    Control, (Frito Lay, Inc.),
                                    6.60%, 12/1/10                $  1,100,090
 A2      A              1,000       Greenlee County, AZ,
                                    Pollution Control, (Phelps
                                    Dodge Corp.), 5.45%, 6/1/09      1,036,730
--------------------------------------------------------------------------------
                                                                  $  2,136,820
--------------------------------------------------------------------------------

Insured-Electric Utilities -- 3.0%
--------------------------------------------------------------------------------
 Aaa     AAA           $2,910       Pima County, AZ, (Irvington
                                    Power), (FGIC), 7.25%,
                                    7/15/10                       $  3,271,044
--------------------------------------------------------------------------------
                                                                  $  3,271,044
--------------------------------------------------------------------------------

Insured-General Obligations -- 8.2%
--------------------------------------------------------------------------------
 NR      AAA           $1,500       Commonwealth of Puerto Rico
                                    "RIBS", (AMBAC), Variable
                                    Rate, 7/1/15/(1)/             $  1,663,125
 Aaa     AAA            1,000       Commonwealth of Puerto Rico,
                                    Variable Rate, (FSA),
                                    7/1/20/(1)/                      1,102,500
 Aaa     AAA            1,000       Maricopa County, AZ, Alhambra
                                    Elementary School District
                                    (AMBAC), 5.625%, 7/1/13          1,046,390
 Aaa     AAA            1,000       Maricopa County, AZ, Alhambra
                                    School District (AMBAC),
                                    5.125%, 7/1/13                   1,011,080
 Aaa     AAA            1,000       Maricopa County, AZ, Chandler
                                    Unified School District (FGIC),
                                    6.40%, 7/1/10                    1,083,380
 Aaa     AAA            1,000       Maricopa County, AZ, School
                                    District, (MBIA), 6.40%,
                                    7/1/10                           1,083,750
 Aaa     AAA            1,000       Maricopa County, AZ, Tolleson
                                    High School District (MBIA),
                                    5.00%, 7/1/13                    1,003,200
 Aaa     AAA            1,000       Puerto Rico (FSA), Variable
                                    Rate, 7/1/22/(1)/                1,116,250
--------------------------------------------------------------------------------
                                                                  $  9,109,675
--------------------------------------------------------------------------------

Insured-Hospitals -- 17.8%
--------------------------------------------------------------------------------
 Aaa     AAA           $2,140       Arizona Health Facilities
                                    Authority, (MBIA), 5.25%,
                                    10/1/26                       $  2,111,517
 Aaa     AAA            2,000       Maricopa County, AZ, Hospital
                                    District No. 1, (FGIC),
                                    6.125%, 6/1/15                   2,139,400
 Aaa     AAA            2,000       Maricopa County, AZ,
                                    Samaritan Health, (MBIA),
                                    7.00%, 12/1/16                   2,491,900
 Aaa     AAA            2,000       Mohave County, AZ, (Kingman
                                    Regional Medical Center)
                                    (FGIC), 6.50%, 6/1/15            2,187,080
 Aaa     AAA            1,000       Pima County, AZ, (Carondelet
                                    Health Care Corp.) (MBIA),
                                    5.25%, 7/1/12                    1,047,500
 Aaa     AAA            3,500       Pima County, AZ, (Tucson
                                    Medical Center) (MBIA),
                                    5.00%, 4/1/15                    3,443,300
 Aaa     AAA            1,500       Pima County, AZ, (Tucson
                                    Medical Center) (MBIA),
                                    6.375%, 4/1/12                   1,640,790
 Aaa     AAA            1,000       Pima County, AZ, Industrial
                                    Development Authority, (MBIA),
                                    5.25%, 7/1/11                    1,050,450
 Aaa     AAA            1,500       Scottsdale, AZ, Industrial
                                    Development Authority,
                                    (AMBAC), 6.125%, 9/1/17          1,640,175
 Aaa     AAA            1,000       University of Arizona Medical
                                    Center Corp. (MBIA), 5.00%,
                                    7/1/21                             963,490
 Aaa     AAA            1,000       Yuma, AZ, Industrial
                                    Development Authority, (MBIA),
                                    5.50%, 8/1/17                    1,025,630
--------------------------------------------------------------------------------
                                                                  $ 19,741,232
--------------------------------------------------------------------------------

Insured-Water and Sewer -- 2.0%
--------------------------------------------------------------------------------
 Aaa     AAA           $1,000       Chandler, AZ, Water and Sewer
                                    (FGIC), 6.25%, 7/1/13         $  1,089,200
 Aaa     AAA            1,200       Phoenix, AZ, (Civic
                                    Improvement Corp.) (MBIA),
                                    5.00%, 7/1/18                    1,171,056
--------------------------------------------------------------------------------
                                                                  $  2,260,256
--------------------------------------------------------------------------------

Special Tax Revenue -- 1.9%
--------------------------------------------------------------------------------
 Baa1    A             $1,000       Commonwealth of Puerto Rico
                                    Highway and Transportation
                                    Authority, 5.50%, 7/1/36      $  1,022,450
 NR      NR             1,000       Virgin Islands Public Finance
                                    Authority, 7.25%, 10/1/18        1,109,010
--------------------------------------------------------------------------------
                                                                  $  2,131,460
--------------------------------------------------------------------------------


                       See notes to financial statements

Arizona Municipals Portfolio as of July 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D

Ratings (Unaudited)    Principal
-------------------    Amount
         Standard      (000
Moody's  & Poor's      omitted)     Security                      Value
--------------------------------------------------------------------------------

Transportation -- 4.8%
--------------------------------------------------------------------------------
 NR      BBB           $3,000       Guam Airport Authority,
                                    (AMT), 6.70%, 10/1/23         $  3,233,670
 Baa3    BBB-           2,000       Puerto Rico Port Authority,
                                    (American Airlines), (AMT),
                                    6.25%, 6/1/26                    2,145,520
--------------------------------------------------------------------------------
                                                                  $  5,379,190
--------------------------------------------------------------------------------

Water and Sewer -- 9.1%
--------------------------------------------------------------------------------
 Aa1     AA+           $2,000       Arizona Wastewater Management
                                    Authority, 6.80%, 7/1/11      $  2,247,080
 A1      AA-            1,000       Central Arizona Water
                                    Conservation District, 5.50%,
                                    11/1/09                          1,083,490
 Aa3     A              5,000       Phoenix, AZ, (Civic
                                    Improvement Corp.), 4.75%,
                                    7/1/23                           4,588,299
 Aa3     A              1,100       Phoenix, AZ, (Civic
                                    Improvement Corp.), 5.00%,
                                    7/1/18                           1,066,648
 A1      A+             1,000       Tucson, AZ, Water Systems,
                                    6.50%, 7/1/16                    1,085,960
--------------------------------------------------------------------------------
                                                                  $ 10,071,477
--------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100%
   (identified cost $100,333,893)                                 $111,035,308
--------------------------------------------------------------------------------

AMT-Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio primarily invests in debt securities issued by Arizona municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 1997, 32.8% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institution ranged from 2.0% to 17.1% of total investments.

/(1)/Security has been issued as an inverse floater bond.
/(2)/Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.


                       See notes to financial statements

Colorado Municipals Portfolio as of July 31, 1997

PORTFOLIO OF INVESTMENTS


Tax-Exempt Investments -- 100.0%


Rating (Unaudited)
------------------ Principal
                   Amount
         Standard  (000
Moody's  & Poor's  omitted)   Security                              Value
--------------------------------------------------------------------------------

Electric Utilities -- 1.3%
--------------------------------------------------------------------------------
NR       BBB       $  500     Guam Power Authority,
                              6.625%, 10/1/14                       $   544,340
--------------------------------------------------------------------------------
                                                                    $   544,340
--------------------------------------------------------------------------------

Escrowed / Prerefunded -- 9.9%
--------------------------------------------------------------------------------
NR       AAA       $4,000     Colorado Health Facilities Authority,
                              (Liberty Heights), (FSA),
                              0.00%, 7/15/24                        $   933,920

Aa2      NR         1,000     Colorado Housing and Finance
                              Authority, Retirement Housing,
                              (Liberty Heights Project), (AMT),
                              7.55%, 11/1/27                          1,128,280

Aaa      NR         8,500     Dawson Ridge, Metropolitan
                              District #1, Douglas County, CO,
                              0.00%, 10/1/22                          2,122,365
--------------------------------------------------------------------------------
                                                                    $ 4,184,565
--------------------------------------------------------------------------------

General Obligations -- 2.6%
--------------------------------------------------------------------------------
A1       AA        $1,000     Boulder and Gilpin Counties, Boulder
                              Valley School District,
                              6.30%, 12/1/13                        $ 1,100,090
--------------------------------------------------------------------------------
                                                                    $ 1,100,090
--------------------------------------------------------------------------------

Hospitals -- 18.9%
--------------------------------------------------------------------------------
NR       NR        $  900     Colorado Health Facilities Authority,
                              (Cleo Wallace Center),
                              7.00%, 8/1/15                         $   935,577

NR       BBB-         650     Colorado Health Facilities Authority,
                              (National Jewish Center For
                              Immunology and Respiratory
                              Medicine), 6.875%, 2/15/12                675,428

Baa1     NR         2,000     Colorado Health Facilities Authority,
                              (Parkview Memorial Hospital),
                              6.125%, 9/1/25                          2,053,580

Baa      BBB        2,050     Colorado Health Facilities Authority,
                              (Rocky Mountain Adventist
                              Healthcare), 6.625%, 2/1/13             2,174,681

NR       BBB        2,000     Colorado Health Facilities Authority,
                              (Vail Valley Medical Center),
                              6.60%, 1/15/20                          2,116,300
--------------------------------------------------------------------------------
                                                                    $ 7,955,566
--------------------------------------------------------------------------------

Housing -- 15.4%
--------------------------------------------------------------------------------
NR       AAA       $1,000     City of Lakewood, Multi-family
                              Housing, FHA Insured Mortgage Loan,
                              (AMT), 6.65%, 10/1/25                 $ 1,058,980

Aa       AA           750     Colorado Housing and Finance
                              Authority, Multi-family Mortgage
                              Revenue, MFMR, (AMT),
                              6.40%, 10/1/27                            789,615

Aa2      NR         1,510     Colorado Housing and Finance
                              Authority, Single Family Access
                              Program, 7.90%, 12/1/24                 1,697,285

Aa2      NR           805     Colorado Housing and Finance
                              Authority, Single Family Access
                              Program, 8.00%, 12/1/24                   916,831

Aa2      NR           565     Colorado Housing and Finance
                              Authority, Single Family Housing,
                              (AMT), 7.65%, 12/1/25                     636,393

NR       AAA        1,000     Denver, CO, Multifamily Housing,
                              (Lofts Project), (AMT),
                              6.15%, 12/1/16                          1,037,060

NR       NR           345     Lake Creek Affordable Housing Corp.,
                              Multi-family, 8.00%, 12/1/23              363,951
--------------------------------------------------------------------------------
                                                                    $ 6,500,115
--------------------------------------------------------------------------------

Industrial Development Revenue / Pollution
Control Revenue -- 2.9%
--------------------------------------------------------------------------------
A2       NR        $1,250     Commonwealth of Puerto Rico
                              Industrial, Medical and Environmental
                              Pollution Control Facility Finance
                              Authority (American Home Products),
                              5.10%, 12/1/18                        $ 1,227,588
--------------------------------------------------------------------------------
                                                                    $ 1,227,588
--------------------------------------------------------------------------------

Insured-Electric Utilities -- 2.1%
--------------------------------------------------------------------------------
Aaa      AAA       $  300     Commonwealth of Puerto Rico Electric
                              Power Authority, (FSA), Variable
                              Rate, 7/1/03/(1)/                     $   342,375

Aaa      AAA          500     Commonwealth of Puerto Rico,
                              Telephone Authority, (MBIA), Variable
                              Rate, 1/16/15/(1)/                        520,625
--------------------------------------------------------------------------------
                                                                    $   863,000
--------------------------------------------------------------------------------

Insured-General Obligations -- 11.9%
--------------------------------------------------------------------------------
Aaa      AAA       $1,000     Douglas and Elbert Counties, Douglas
                              County School District, (MBIA),
                              6.40%, 12/15/11                       $ 1,132,960

Aaa      AAA        1,750     Eagle, Garfield and Routt Counties,
                              School District No. RE 50J, (FGIC),
                              6.30%, 12/1/12                          1,952,545

                       See notes to financial statements

Colorado Municipals Portfolio as of July 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Rating (Unaudited)
------------------ Principal
                   Amount
         Standard  (000
Moody's  & Poor's  omitted)   Security                              Value
--------------------------------------------------------------------------------

Insured-General Obligations (continued)
--------------------------------------------------------------------------------
Aaa      AAA       $1,160     Highlands Ranch Metropolitan District
                              No. 2, (FSA), 6.50%, 6/15/10/(2)/     $ 1,363,568

Aaa      AAA        1,265     Larimer, Weld and Boulder County,
                              CO, (FGIC), 0.00%, 12/15/12               578,067
--------------------------------------------------------------------------------
                                                                    $ 5,027,140
--------------------------------------------------------------------------------

Insured-Housing -- 2.6%
--------------------------------------------------------------------------------
Aaa      AAA       $1,000     City of Thornton, SCA Realty MFMR,
                              (FSA), 7.10%, 1/1/30                  $ 1,095,930
--------------------------------------------------------------------------------
                                                                    $ 1,095,930
--------------------------------------------------------------------------------

Insured-Special Tax Revenue -- 2.6%
--------------------------------------------------------------------------------
Aaa      AAA       $1,000     City of Broomfield Sales and Use Tax,
                              (AMBAC), 6.30%, 12/1/14               $ 1,086,410
--------------------------------------------------------------------------------
                                                                    $ 1,086,410
--------------------------------------------------------------------------------

Insured-Transportation -- 1.8%
--------------------------------------------------------------------------------
Aaa      AAA       $  750     Denver, CO, (Denver International
                              Airport), (AMT), (MBIA),
                              5.75%, 11/15/15                       $   776,715
--------------------------------------------------------------------------------
                                                                    $   776,715
--------------------------------------------------------------------------------

Insured-Water and Sewer -- 2.3%
--------------------------------------------------------------------------------
Aaa      AAA       $1,000     Municipal Subdistrict, Northern
                              Colorado Water Conservancy District,
                              (AMBAC), 5.00%, 12/1/17               $   971,340
--------------------------------------------------------------------------------
                                                                    $   971,340
--------------------------------------------------------------------------------

Special Tax Revenue -- 4.3%
--------------------------------------------------------------------------------
Baa1     A         $1,750     Puerto Rico Highway and
                              Transportation Authority,
                              5.50%, 7/1/36                         $ 1,789,288
--------------------------------------------------------------------------------
                                                                    $ 1,789,288
--------------------------------------------------------------------------------

Transportation -- 18.9%
--------------------------------------------------------------------------------
Baa3     BB+       $2,000     Denver, CO, (United Airlines), (AMT),
                              6.875%, 10/1/32                       $ 2,155,060

Baa1     BBB        1,500     Denver, CO, Airport System Revenue,
                              (AMT), 6.75%, 11/15/22                  1,613,130

Baa1     BBB          750     Denver, CO, Airport System Revenue,
                              (AMT), 7.00%, 11/15/25                    800,040

Baa1     BBB          500     Denver, CO, Airport System Revenue,
                              (AMT), 7.50%, 11/15/23                    581,160

NR       NR        $  500     Eagle County, CO, (Eagle County
                              Airport Terminal Project), (AMT),
                              7.50%, 5/1/21                         $   530,760

NR       BBB          750     Guam Airport Authority, (AMT),
                              6.60%, 10/1/10                            808,635

NR       BBB          100     Guam Airport Authority, (AMT),
                              6.70%, 10/1/23                            107,789

Baa3     BBB-       1,250     Puerto Rico Port Authority, (American
                              Airlines), (AMT), 6.25%, 6/1/26         1,340,950
--------------------------------------------------------------------------------
                                                                    $ 7,937,524
--------------------------------------------------------------------------------

Water and Sewer -- 2.5%
--------------------------------------------------------------------------------
NR       NR        $1,000     Cottonwood Water and Sanitation
                              District, 7.75%, 12/1/20              $ 1,038,040
--------------------------------------------------------------------------------
                                                                    $ 1,038,040
--------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100%
  (identified cost $38,187,386)                                     $42,097,651
--------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The portfolio invests primarily in debt securities issued by Colorado municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by the economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 1997, 28.1% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 4.6% to 8.9% of total investments.

/(1)/ Security has been issued as an inverse floater bond.
/(2)/ Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

                       See notes to financial statements

Connecticut Municipals Portfolio as of July 31, 1997

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments -- 100.0%

Ratings (Unaudited)  Principal
-------------------  Amount
         Standard    (000
Moody's  & Poor's    omitted)       Security                      Value
--------------------------------------------------------------------------------
Education -- 8.8%
--------------------------------------------------------------------------------
 NR      BBB-       $ 4,775         Connecticut Health and
                                    Education Facilities
                                    Authority, (Quinnipiac
                                    College), 6.00%, 7/1/23        $ 4,834,640
 Baa3    BBB-         1,000         Connecticut HEFA, (Sacred
                                    Heart University), 5.80%,
                                    7/1/23                             990,680
 Ba2     BBB-         5,500         Connecticut HEFA, (University
                                    of Hartford), 6.80%, 7/1/22      5,651,854
 Aaa     AAA          3,400         Connecticut HEFA, (Yale
                                    University), Variable Rate,
                                    6/10/30/(1)/                     3,672,000
--------------------------------------------------------------------------------
                                                                   $15,149,174
--------------------------------------------------------------------------------

Electric Utilities -- 5.0%
--------------------------------------------------------------------------------
 NR      BBB        $ 1,100         Guam Power Authority, 6.625%,
                                    10/1/14                        $ 1,197,548
 NR      NR           3,625         Guam Power Authority Revenue
                                    Bonds, 6.30%, 10/1/22            3,783,630
 NR      NR           3,365         Virgin Islands Water and Power
                                    Authority, 7.40%, 7/1/11         3,652,909
--------------------------------------------------------------------------------
                                                                   $ 8,634,087
--------------------------------------------------------------------------------

Escrowed / Prerefunded -- 1.5%
--------------------------------------------------------------------------------
 NR      A          $ 1,000         Connecticut HEFA, (Sacred
                                    Heart University), 6.80%,
                                    7/1/12                         $ 1,128,530
 A1      AAA            645         Connecticut Special Tax
                                    Obligation Bonds, (STOB),
                                    Transportation Infrastructure
                                    Purposes, 6.50%, 7/1/09            687,080
 NR      AA-            650         State of Connecticut, General
                                    Obligations Bonds, 6.875%,
                                    7/15/10                            711,913
--------------------------------------------------------------------------------
                                                                   $ 2,527,523
--------------------------------------------------------------------------------

General Obligations -- 1.6%
--------------------------------------------------------------------------------
 Aa2     AA         $ 1,270         City of Danbury, 4.50%, 2/1/14 $ 1,196,492
 NR      BBB            500         Government of Guam, 5.40%,
                                    11/15/18                           494,345
 Aa3     AA-          1,750         State of Connecticut, Capital
                                    Appreciation Bonds, 0.00%,
                                    11/1/09                            974,698
--------------------------------------------------------------------------------
                                                                   $ 2,665,535
--------------------------------------------------------------------------------

Hospitals -- 8.6%
--------------------------------------------------------------------------------
 Baa2    NR         $ 5,400         Connecticut HEFA, (Griffin
                                    Hospital), 5.75%, 7/1/23       $ 5,349,402
 NR      BBB-         2,000         Connecticut HEFA, (New Britan
                                    Memorial Hospital), 7.75%,
                                    7/1/22                           2,173,580
 NR      A+           1,100         Connecticut HEFA, (William W.
                                    Backus Hospital), 6.00%, 7/1/12  1,142,108
 NR      A+           5,780         Connecticut HEFA, (William W.
                                    Backus Hospital), 6.375%,
                                    7/1/22                           6,125,296
--------------------------------------------------------------------------------
                                                                   $14,790,386
--------------------------------------------------------------------------------

Housing -- 12.4%
--------------------------------------------------------------------------------
 Aa      AA         $ 1,695         Connecticut HFA, MRB, 6.35%,
                                    5/15/17                        $ 1,785,716
 Aa      AA             210         Connecticut HFA, MRB, 6.55%,
                                    11/15/13                           220,886
 Aa      AA           2,490         Connecticut HFA, MRB, 6.60%,
                                    11/15/23                         2,627,946
 Aa      AA           5,315         Connecticut HFA, MRB, 6.70%,
                                    11/15/12                         5,668,340
 Aa      AA           1,685         Connecticut HFA, MRB, 6.75%,
                                    11/15/23                         1,792,840
 Aa      AA             200         Connecticut HFA, MRB, 7.00%,
                                    11/15/09                           212,262
 Aa      AA              15         Connecticut HFA, MRB, 7.625%,
                                    11/15/17                            15,400
 Aa      AA           3,000         Connecticut HFA, MRB, 6.20%,
                                    5/15/14                          3,133,230
 Aa      AA           4,735         Connecticut HFA, MRB, (AMT),
                                    6.20%, 11/15/22                  4,927,241
 Aa      AA             755         Connecticut HFA, MRB, (AMT),
                                    6.90%, 5/15/20                     808,250
 Aa      NR             100         Connecticut HFA, MRB, (AMT),
                                    7.40%, 11/15/99                    102,353
--------------------------------------------------------------------------------
                                                                   $21,294,464
--------------------------------------------------------------------------------

Industrial Development Revenue / Pollution
Control Revenue -- 2.5%
--------------------------------------------------------------------------------
 Aaa     AAA        $ 1,000         Connecticut Development
                                    Authority PCR, (Pfizer Inc.),
                                    6.55%, 2/15/13                 $ 1,099,750
 NR      NR           3,065         Connecticut Development
                                    Authority, Airport Facility,
                                    (Signature Flight), (AMT),
                                    6.625%, 12/1/14                  3,181,930
--------------------------------------------------------------------------------
                                                                   $ 4,281,680
--------------------------------------------------------------------------------

                       See notes to financial statements

Connecticut Municipals Portfolio as of July 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)   Principal
-------------------   Amount
         Standard     (000
Moody's  & Poor's     omitted)      Security                  Value
--------------------------------------------------------------------------------
Insured-Education -- 5.4%
--------------------------------------------------------------------------------
 Aaa     AAA          $ 4,000       Connecticut HEFA,
                                    (Choate Rosemary
                                    College), (MBIA),
                                    5.00%, 7/1/27             $ 3,885,000
 Aaa     AAA            1,555       Connecticut HEFA,
                                    (Choate Rosemary
                                    College), (MBIA),
                                    6.80%, 7/1/15/(2)/          1,786,415
 Aaa     AAA            1,000       University of Connecticut,
                                    (FGIC), 5.00%, 2/1/16         986,940
 Aaa     AAA            2,525       University of Connecticut,
                                    (MBIA), 5.25%, 4/1/14       2,577,874
--------------------------------------------------------------------------------
                                                              $ 9,236,229
--------------------------------------------------------------------------------

Insured-Electric Utilities -- 1.8%
--------------------------------------------------------------------------------
 Aaa     AAA          $ 3,160       Connecticut Municipal
                                    Electric Energy
                                    Cooperative Bonds (MBIA),
                                    5.00%, 1/1/18             $ 3,080,937
--------------------------------------------------------------------------------
                                                              $ 3,080,937
--------------------------------------------------------------------------------

Insured-General Obligations -- 1.3%
--------------------------------------------------------------------------------
 Aaa     AAA          $ 1,000       City of New Britain,
                                    (MBIA), 6.00%, 3/1/12     $ 1,128,150
 Aaa     AAA            1,000       Puerto Rico Commonwealth,
                                    (MBIA), 5.375%, 7/1/25      1,009,520
--------------------------------------------------------------------------------
                                                              $ 2,137,670
--------------------------------------------------------------------------------

Insured-Hospitals -- 9.1%
--------------------------------------------------------------------------------
 Aaa     AAA          $ 1,000       Connecticut HEFA,
                                    (Bridgeport Hospital),
                                    (MBIA), 6.625%, 7/1/18    $ 1,108,350
 Aaa     AAA            1,000       Connecticut HEFA,
                                    (Danbury Hospital),
                                    (AMBAC), 5.375%, 7/1/17     1,008,290
 Aaa     AAA            1,000       Connecticut HEFA,
                                    (Hospital of St.
                                    Raphael), (AMBAC),
                                    6.50%, 7/1/11               1,180,040
 Aaa     AAA            1,500       Connecticut HEFA,
                                    (Hospital of St.
                                    Raphael), (AMBAC),
                                    6.625%, 7/1/14              1,643,535
 Aaa     AAA            5,750       Connecticut HEFA,
                                    (Lawrence and Memorial
                                    Hospital), (MBIA),
                                    5.00%, 7/1/22               5,504,993
 Aaa     AAA            2,965       Connecticut HEFA,
                                    (Veterans Memorial
                                    Medical Center),
                                    (MBIA), 5.375%, 7/1/15      3,029,993
 Aaa     AAA            2,000       Connecticut HEFA,
                                    (Yale-New Haven
                                    Hospital), (MBIA),
                                    6.50%, 7/1/12               2,205,780
--------------------------------------------------------------------------------
                                                              $15,680,981
--------------------------------------------------------------------------------

Insured-Housing -- 0.2%
--------------------------------------------------------------------------------
 Aaa     AAA          $   305       Puerto Rico Housing
                                    Finance Corp., (AMBAC),
                                    7.50%, 10/1/11            $   318,984
--------------------------------------------------------------------------------
                                                              $   318,984
--------------------------------------------------------------------------------

Insured-Transportation -- 5.6%
--------------------------------------------------------------------------------
 Aaa     AAA          $ 8,200       State of Connecticut,
                                    Airport Revenue
                                    Bonds, (Bradley
                                    International),
                                    (FGIC), 7.65%, 10/1/12    $ 9,634,835
--------------------------------------------------------------------------------
                                                              $ 9,634,835
--------------------------------------------------------------------------------

Nursing Homes -- 14.2%
--------------------------------------------------------------------------------
 NR      NR           $ 1,240       Connecticut Development
                                    Authority, (Baptist
                                    Homes), 9.00%, 9/1/22     $ 1,408,826
 A2      NR             9,000       Connecticut Development
                                    Authority, Health
                                    Care Bonds, (Duncaster),
                                    6.75%, 9/1/15               9,754,292
 A1      AA-              720       Connecticut HEFA,
                                    (NHP), (Highland View),
                                    (AMT), 7.00%, 11/1/07         830,484
 A1      AA-            1,305       Connecticut HEFA,
                                    (NHP), (Sharon
                                    Healthcare), 6.25%,
                                    11/1/14                     1,417,139
 A1      AA-              655       Connecticut HEFA,
                                    (NHP), (St. Camillus),
                                    6.25%, 11/1/18                706,306
 A1      AA-            3,250       Connecticut HEFA,
                                    (NHP), (St. Joseph's
                                    Manor), 6.25%, 11/1/16      3,514,843
 A1      AA-              335       Connecticut HEFA,
                                    (NHP), (Wadsworth Glen),
                                    (AMT), 7.00%, 11/1/07         386,406
 A1      AA-            2,000       Connecticut HEFA,
                                    (NHP), (Wadsworth Glen),
                                    (AMT), 7.50%, 11/1/16       2,336,700
 A1      AA-            3,000       Connecticut HEFA,
                                    (NHP), (Windsor),
                                    7.125%, 11/1/14             3,453,090
 A1      AA-              500       Connecticut HEFA,
                                    (NHP), (Windsor),
                                    7.125%, 11/1/24               573,860
--------------------------------------------------------------------------------
                                                              $24,381,946
--------------------------------------------------------------------------------

                       See notes to financial statements

Connecticut Municipals Portfolio as of July 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)   Principal
-------------------   Amount
         Standard     (000
Moody's  & Poor's     omitted)      Security                  Value
--------------------------------------------------------------------------------
Solid Waste -- 10.2%
--------------------------------------------------------------------------------
 A       NR           $ 2,500       Bristol Resource
                                    Recovery Facility
                                    Operating Committee
                                    (Ogden Martin Systems),
                                    6.50%, 7/1/14             $ 2,712,625
 A2      A              4,250       Connecticut Resources
                                    Recovery Authority,
                                    (American REF-FUEL Co.),
                                    (AMT), 6.45%, 11/15/22      4,517,240
 Baa1    AA-              450       Connecticut Resources
                                    Recovery Authority,
                                    (American REF-FUEL Co.),
                                    (AMT), 8.00%, 11/15/15        483,134
 A2      A              1,000       Connecticut Resources
                                    Recovery Authority,
                                    (American REF-FUEL Co.),
                                    (AMT), 8.10%, 11/15/15      1,074,100
 NR      A-             8,970       Eastern Connecticut
                                    Resource Recovery
                                    Authority, (Wheelabrator
                                    Lisbon), (AMT), 5.50%,
                                    1/1/20                      8,741,892
--------------------------------------------------------------------------------
                                                              $17,528,991
--------------------------------------------------------------------------------

Special Tax Revenue -- 7.1%
--------------------------------------------------------------------------------
 Baa1    A            $ 4,965       Puerto Rico Highway and
                                    Transportation Authority,
                                    5.50%, 7/1/15             $ 5,190,262
 A1      AA-            3,180       State of Connecticut,
                                    (STOB), 6.125%, 9/1/12      3,602,717
 A1      AA-            2,000       State of Connecticut,
                                    (STOB), 6.50%, 10/1/12      2,346,560
 NR      NR             1,000       Virgin Islands Public
                                    Finance Authority, 7.25%,
                                    10/1/18                     1,109,010
--------------------------------------------------------------------------------
                                                              $12,248,549
--------------------------------------------------------------------------------

Student Loans -- 2.6%
--------------------------------------------------------------------------------
 A1      NR           $ 1,250       Connecticut Higher
                                    Education Supplemental
                                    Loan Authority Revenue
                                    Bonds, (AMT), 6.20%,
                                    11/15/09                  $ 1,328,738
 A1      NR               410       Connecticut Higher
                                    Education Supplemental
                                    Loan Authority Revenue
                                    Bonds, (AMT), 7.375%,
                                    11/15/05                      429,131
 A1      NR             2,565       Connecticut Higher
                                    Education Supplemental
                                    Loan Authority Revenue
                                    Bonds, (AMT), 7.50%,
                                    11/15/10                    2,682,400
--------------------------------------------------------------------------------
                                                              $ 4,440,269
--------------------------------------------------------------------------------

Transportation -- 1.3%
--------------------------------------------------------------------------------
 NR      BBB          $ 2,000       Guam Airport Authority,
                                    (AMT), 6.70%, 10/1/23     $ 2,155,780
--------------------------------------------------------------------------------
                                                              $ 2,155,780
--------------------------------------------------------------------------------

Water and Sewer -- 0.8%
--------------------------------------------------------------------------------
 Aaa     AA+          $ 1,250       State of Connecticut
                                    Clean Water Fund Revenue
                                    Bonds, 6.00%, 10/1/12     $ 1,414,538
--------------------------------------------------------------------------------
                                                              $ 1,414,538
--------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100%
   (identified cost $162,032,152)                            $171,602,558
--------------------------------------------------------------------------------

AMT -- Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The portfolio invests primarily in debt securities issued by Connecticut municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by the economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 1997, 18.9% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 1.8% to 7.6% of total investments.

/(1)/ Security has been issued as an inverse floater bond.
/(2)/ Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.


                       See notes to financial statements

Michigan Municipals Portfolio as of July 31, 1997

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments -- 100.0%

Ratings (Unaudited) Principal
------------------- Amount
         Standard   (000
Moody's  & Poor's   omitted) Security                           Value
-----------------------------------------------------------------------------
Electric Utilities -- 2.7%
-----------------------------------------------------------------------------
 NR      BBB        $1,000  Guam Power Authority,
                            6.625%, 10/1/14                     $ 1,088,680
 Baa1    BBB+          500  Michigan South Central Power
                            Agency Supply System,
                            6.75%, 11/1/10                          541,185
 Baa1    BBB         1,780  Monroe County, MI, PCR, (Detroit
                            Edison Project) (AMT),
                            7.75%, 12/1/19                        1,934,290
 Baa1    BBB+          365  Puerto Rico Electric Power
                            Authority, 7.125%, 7/1/14               391,817
-----------------------------------------------------------------------------
                                                                $ 3,955,972
-----------------------------------------------------------------------------

Escrowed / Prerefunded -- 6.0%
-----------------------------------------------------------------------------
 NR      NR          $2,550  Clintondale, MI, Community
                             Schools, 6.75%, 5/1/24             $ 2,883,158
 Aaa     AAA          1,000  Lake Orion, MI, School District
                             General Obligations (AMBAC),
                             7.00%, 5/1/20                        1,173,700
 Aaa     AAA            750  Michigan HFA, (Oakwood Hospital)
                             (FGIC), 7.20%, 11/1/15                 829,073
 Aaa     AAA          3,500  Monroe County, MI, EDA, (Mercy
                             Memorial Hospital), (MBIA),          3,933,685
                             7.00%, 9/1/21
-----------------------------------------------------------------------------
                                                                $ 8,819,616
-----------------------------------------------------------------------------

General Obligations -- 5.3%
-----------------------------------------------------------------------------
 Aa2     AA          $  500  Avondale School District, MI,
                             School Building and Site, 6.75%,
                             5/1/14                             $   544,415
 Baa2    BBB          5,295  Detroit, MI, 6.35%, 4/1/14           5,637,638
 Baa2    BBB            500  Detroit, MI, 6.70%, 4/1/10             551,585
 Aa2     AA           1,000  Mattawan, MI, Consolidated
                             Schools, 6.40%, 5/1/09               1,099,710
-----------------------------------------------------------------------------
                                                                $ 7,833,348
-----------------------------------------------------------------------------

Hospitals -- 16.1%
-----------------------------------------------------------------------------
 NR      BBB        $2,000  Michigan HFA, (Central Michigan
                            Community Hospital),
                            6.25%, 10/1/27                      $ 2,069,700
 A2      A           4,225  Michigan HFA, (Detroit Medical
                            Center Obligated Group),
                            5.50%, 8/15/23                        4,230,831
 A2      A           4,000  Michigan HFA, (Detroit Medical
                            Center Obligated Group),
                            6.25%, 8/15/13                        4,275,680
 A2      A             450  Michigan HFA, (Detroit Medical
                            Center Obligated Group),
                            7.50%, 8/15/11                          501,372
 Aa      AA            250  Michigan HFA, (Henry Ford
                            Continuing Care Corp.),
                            6.75%, 7/1/11                           272,483
 A1      NR          9,000  Michigan HFA, (McLaren Obligated
                            Group), 4.50%, 10/15/21               7,912,349
 A2      A           4,130  Michigan HFA, (MidMichigan
                            Obligated Group), 6.625%, 6/1/10      4,283,925
-----------------------------------------------------------------------------
                                                                $23,546,340
-----------------------------------------------------------------------------

Housing -- 1.4%
-----------------------------------------------------------------------------
 NR      A+         $1,020  Michigan HDA Rental Housing,
                            (AMT), 7.15%, 4/1/10                $ 1,089,166
 NR      AA+         1,000  Michigan HDA, SFMR, (AMT),
                            6.20%, 12/1/27                        1,040,380
-----------------------------------------------------------------------------
                                                                $ 2,129,546
-----------------------------------------------------------------------------

Industrial Development Revenue / Pollution
Control Revenue -- 9.8%
-----------------------------------------------------------------------------
 Baa1    BBB        $3,970  Dickinson, MI, PCR, (Champion
                            International), 5.85%, 10/1/18      $ 4,115,898
 A3      A-          5,970  Michigan Strategic Fund, (General
                            Motors Corp.), 6.20%, 9/1/20          6,306,409
 NR      BB-           110  Michigan Strategic Fund, (KMart,
                            Corp.), 6.80%, 6/15/07                  115,137
 NR      NR          3,000  Michigan Strategic Fund, (S.D.
                            Warren Co.) (AMT),
                            7.375%, 1/15/22                       3,224,520
 NR      BB-           530  Richmond, MI, EDC, (Kmart Corp.),
                            6.625%, 1/1/07                          557,624
-----------------------------------------------------------------------------
                                                                $14,319,588
-----------------------------------------------------------------------------

Insured-Education -- 7.2%
-----------------------------------------------------------------------------
 Aaa     AAA        $  500  Eastern Michigan University,        $   545,220
                            (AMBAC), 6.375%, 6/1/14
 Aaa     AAA         2,870  Eastern Michigan University,
                            (FGIC), 5.50%, 6/1/27                 2,920,656
 Aaa     AAA         3,360  Ferris State University, MI,
                            (MBIA), 5.25%, 10/1/20                3,302,275
 Aaa     AAA         1,000  Grand Rapids, MI, Community
                            College, (MBIA), 5.375%, 5/1/19       1,005,180

                       See notes to financial statements

Michigan Municipals Portfolio as of July 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D

Ratings (Unaudited) Principal
------------------- Amount
         Standard   (000
Moody's  & Poor's   omitted) Security                           Value
-----------------------------------------------------------------------------
Insured-Education (continued)
-----------------------------------------------------------------------------
 Aaa     AAA        $  500  Western Michigan University,
                            (AMBAC), 6.50%, 7/15/21             $   546,335

 Aaa     AAA         2,350  Western Michigan University,
                            (FGIC), 5.00%, 7/15/21                2,261,076
-----------------------------------------------------------------------------

                                                                $10,580,742
-----------------------------------------------------------------------------

Insured-Electric Utilities -- 3.7%
-----------------------------------------------------------------------------
 Aaa     AAA        $  300  Michigan Strategic Fund,
                            (Detroit Edison Co.) (FGIC),        $   365,985
                            6.95%, 5/1/11

 Aaa     AAA         4,000  Michigan Strategic Fund,
                            (Detroit Edison Co.)
                            (FGIC), 6.95%, 9/1/21                 4,447,400

 Aaa     AAA           550  Monroe County, MI, PCR,
                            (Detroit Edison Co.) (FGIC)
                            (AMT), 7.65%, 9/1/20                    608,416
-----------------------------------------------------------------------------

                                                                $ 5,421,801
-----------------------------------------------------------------------------

Insured-General Obligations -- 11.5%
-----------------------------------------------------------------------------
 Aaa     AAA        $  500  Detroit, MI, (FGIC),
                            5.50%, 4/1/16                       $   510,480

 Aaa     AAA         4,750  Grand Ledge, MI, School District,
                            (MBIA), 5.375%, 5/1/24                4,765,675

 Aaa     AAA         2,000  Holland, MI, School District,
                            (AMBAC), 0.00%, 5/1/17                  711,780

 Aaa     AAA         3,000  Kalamazoo, MI, Public Library,
                            (MBIA), 5.40%, 5/1/14                 3,180,420

 Aaa     AAA         1,500  Lincoln Park, MI, School District,
                            (FGIC), 5.90%, 5/1/26                 1,585,755

 Aaa     AAA         2,000  Livonia, MI, School District,
                            (FGIC), 5.125%, 5/1/22                1,951,880

 Aaa     AAA         1,300  Mason, MI, School District, (FGIC),
                            5.40%, 5/1/21                         1,309,685

 Aaa     AAA         2,610  Okemos, MI, Public Schools, (MBIA),
                            0.00%, 5/1/16                           987,755

 Aaa     AAA           250  Traverse, MI, Public Schools,
                            (MBIA), 5.70%, 5/1/16                   261,500

 Aaa     AAA         1,500  Ypsilanti, MI, School District,
                            (FGIC), 5.375%, 5/1/26                1,507,215
-----------------------------------------------------------------------------

                                                                $16,772,145
-----------------------------------------------------------------------------

Insured-Hospitals -- 7.1%
-----------------------------------------------------------------------------
 Aaa     AAA        $3,500  Jackson, MI, HFA, (W.A. Foote
                            Memorial) (FGIC), 4.75%, 6/1/15     $ 3,256,505

 Aaa     AAA         3,500  Kent, MI, HFA, (Butterworth
                            Health System), (MBIA),
                            6.125%, 1/15/21                       3,764,320
 Aaa     AAA         3,200  Michigan HFA, (Linked Bulls &
                            Bears) (FSA), 6.10%, 8/15/22          3,337,184
-----------------------------------------------------------------------------

                                                                $10,358,009
-----------------------------------------------------------------------------

Insured-Housing -- 1.8%
-----------------------------------------------------------------------------
 Aaa     AAA        $  500  Michigan HDA, (Parkway Meadows
                            Project) (FSA), 6.85%, 10/15/18     $   536,725

 Aaa     AAA         2,075  Michigan HDA, SFMR, (AMBAC),
                            (AMT), 6.05%, 12/1/27                 2,149,347
-----------------------------------------------------------------------------

                                                                $ 2,686,072
-----------------------------------------------------------------------------

Insured-Water and Sewer -- 8.8%
-----------------------------------------------------------------------------
 Aaa     AAA        $  300  Clinton Township, MI, Water and
                            Sewage System, (AMBAC),
                            4.75%, 7/1/09                       $   299,178

 Aaa     AAA           400  Clinton Township, MI, Water and
                            Sewage System, (AMBAC),
                            4.75%, 7/1/10                           395,044

 Aaa     AAA           400  Clinton Township, MI, Water and
                            Sewage System, (AMBAC),
                            4.75%, 7/1/11                           391,612

 Aaa     AAA           400  Clinton Township, MI, Water and
                            Sewage System, (AMBAC),
                            4.75%, 7/1/12                           387,108

 Aaa     AAA         8,180  Detroit City, MI, Water Supply
                            System, (FGIC), 4.75%, 7/1/19         7,640,692

 Aaa     AAA         3,425  Detroit City, MI, Water Supply
                            System, (FGIC), 6.25%, 7/1/12         3,740,032
-----------------------------------------------------------------------------

                                                                $12,853,666
-----------------------------------------------------------------------------

Life Care -- 1.8%
-----------------------------------------------------------------------------
 NR      BBB        $1,500  Kalamazoo Michigan Economic
                            Development, 6.25%, 5/15/27         $ 1,554,315

 NR      NR          1,000  Michigan HFA, (Presbyterian
                            Village), 6.50%, 1/1/25               1,044,550
-----------------------------------------------------------------------------

                                                                $ 2,598,865
-----------------------------------------------------------------------------

Miscellaneous -- 4.7%
-----------------------------------------------------------------------------
 NR      A          $590    Michigan Municipal Bond Authority
                            Local Government Loan,
                            6.90%, 5/1/21                       $   652,481

 Aa2     AA         2,550   Michigan Municipal Bond Authority
                            Local Government Loan-Qualified
                            School, 6.50%, 5/1/07                 2,851,716

                       See notes to financial statements

Michigan Municipals Portfolio as of July 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D

Ratings (Unaudited) Principal
------------------- Amount
         Standard   (000
Moody's  & Poor's   omitted) Security                           Value
-----------------------------------------------------------------------------
Miscellaneous (continued)
-----------------------------------------------------------------------------
 NR      A-         $1,770  Michigan Strategic Environmental
                            Research Institute,                 $ 1,900,785
                            6.375%, 8/15/12
 NR      NR          1,500  Pittsfield Township, MI, EDC,
                            (Arbor Hospice Project),              1,476,360
                            7.875%, 8/15/27
-----------------------------------------------------------------------------
                                                                $ 6,881,342
-----------------------------------------------------------------------------

Pooled Loans -- 2.0%
-----------------------------------------------------------------------------
 NR      A          $1,825  Michigan Muni Bond Authority Local
                            Government Loan, 6.75%, 5/1/12      $ 2,053,892
 Aa2     AA            760  Michigan Municipal Parking Bond
                            Authority, 6.50%, 11/1/08               846,123
-----------------------------------------------------------------------------
                                                                $ 2,900,015
-----------------------------------------------------------------------------

Solid Waste -- 0.7%
-----------------------------------------------------------------------------
 Ba1     BBB-       $1,000  Central Wayne County, MI,
                            Sanitation Authority,
                            6.50%, 7/1/07                       $ 1,070,070
-----------------------------------------------------------------------------
                                                                $ 1,070,070
-----------------------------------------------------------------------------

Special Tax Revenue -- 6.8%
-----------------------------------------------------------------------------
 NR      BBB+       $  250  Battle Creek, MI, Downtown
                            Development Authority Tax
                            Increment, 7.60%, 5/1/16            $   292,450
 NR      BBB+        1,315  Battle Creek, MI, Downtown
                            Development Authority Tax             1,542,022
                            Increment, 7.65%, 5/1/22
 NR      A           6,550  Detroit, MI, (Convention
                            Facility Cobo Hall
                            Expansion Project), 5.25%,
                            9/30/12/(1)/                          6,492,097
 NR      A-          3,050  Detroit, MI, Downtown Tax
                            Increment, 0.00%, 7/1/16              1,047,553
 NR      A-          2,000  Detroit, MI, Downtown Tax
                            Increment, 0.00%, 7/1/20                541,900
-----------------------------------------------------------------------------
                                                                $ 9,916,022
-----------------------------------------------------------------------------

Transportation -- 2.6%
-----------------------------------------------------------------------------
 Baa3    BBB-       $3,500  Puerto Rico Port Authority,
                            (American Airlines), (AMT),
                            6.25%, 6/1/26                       $ 3,754,660
-----------------------------------------------------------------------------
                                                                $ 3,754,660
-----------------------------------------------------------------------------
Total Tax-Exempt Investments -- 100%
   (identified cost $133,350,836)                              $146,397,819
-----------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The portfolio invests primarily in debt securities issued by Michigan municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by the economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 1997, 44.1% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institution ranged from 2.6% to 22.5%.

(1) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

                       See notes to financial statements

Minnesota Municipals Portfolio as of July 31, 1997

PORTFOLIO OF INVESTMENTS


Tax-Exempt Investments -- 100.0%


Ratings (Unaudited)    Principal
-------------------    Amount
         Standard      (000
Moody's  & Poor's      omitted)   Security                          Value
--------------------------------------------------------------------------------
Assisted Living -- 1.6%
--------------------------------------------------------------------------------
 NR      NR            $1,000     St. Paul, MN, Housing and
                                  Redevelopment, (Elder Care
                                  Institute, Inc.),8.75%, 11/1/24   $1,136,410
--------------------------------------------------------------------------------
                                                                    $1,136,410
--------------------------------------------------------------------------------

Education -- 3.2%
--------------------------------------------------------------------------------
 Baa2    NR            $  500     Minnesota Higher Education
                                  Facilities Authority,
                                  (St. Mary's College),
                                  6.15%, 10/1/23                    $  519,805
 A3      NR               100     Minnesota State Higher
                                  Education Facilities
                                  Authority, (St.
                                  Olaf College), 6.25%, 4/1/10         100,213
 A3      NR               500     Minnesota State Higher
                                  Education Facilities,
                                  (St. John's University),
                                  5.40%, 10/1/22                       501,900
 A2      NR             1,100     Minnesota State Higher
                                  Education Facilities,
                                  (University of St. Thomas),
                                  5.40%, 4/1/22                      1,108,976
--------------------------------------------------------------------------------
                                                                    $2,230,894
--------------------------------------------------------------------------------

Electric Utilities -- 4.0%
--------------------------------------------------------------------------------
 Baa1    BBB+          $1,130     Bass Brook, MN, Pollution
                                  Control Revenue, (Minnesota
                                  Power and Light), 6.00%,
                                  7/1/22                            $1,163,651
 A2      A                500     Northern Municipal Power
                                  Agency, Minnesota Electric,
                                  7.25%, 1/1/16                        530,380
 A2      A+             1,100     Southern Minnesota Municipal
                                  Power Agency, 5.00%, 1/1/12        1,081,663
--------------------------------------------------------------------------------
                                                                    $2,775,694
--------------------------------------------------------------------------------

Escrowed / Prerefunded -- 3.3%
--------------------------------------------------------------------------------
 Aaa     AAA           $  150     Minnesota Public Facilities
                                  Authority, Pollution
                                  Control, Prerefunded to
                                  3/1/01, 6.70%, 3/1/13             $  165,701
 Aaa     AAA              100     Minnesota Public Facilities
                                  Authority, Pollution Control,
                                  Prerefunded to
                                  3/1/99, 7.00%, 3/1/09                106,557
 Aaa     AAA            1,700     State of Minnesota,
                                  Prerefunded to
                                  8/1/02, Variable
                                  Rate, 8/1/11/(1)/                  2,018,750
--------------------------------------------------------------------------------
                                                                    $2,291,008
--------------------------------------------------------------------------------

General Obligations -- 4.1%
--------------------------------------------------------------------------------
 Aaa     AAA           $  200     Minneapolis and St. Paul, MN,
                                  Apartments Commission, (AMT),
                                  6.60%, 1/1/09                     $  217,144
 Aaa     AAA              300     Minneapolis and St. Paul, MN,
                                  Apartments Commission, (AMT),
                                  6.60%, 1/1/10                        325,092
 A1      AA-              200     St. Cloud, MN, Variable
                                  Rate, 8/1/13/(1)/                    222,000
 Aaa     AAA            1,000     State of Minnesota,
                                  5.40%, 8/1/13                      1,023,740
 Aaa     AAA            1,000     State of Minnesota,
                                  (Duluth Airport), (AMT),
                                  6.25%, 8/1/14                      1,088,470
--------------------------------------------------------------------------------
                                                                    $2,876,446
--------------------------------------------------------------------------------

Hospitals -- 14.5%
--------------------------------------------------------------------------------
 A       A-            $1,250     Minneapolis and St. Paul,
                                  MN, Housing and Redevelopment
                                  Authority, (Group
                                  Health Plan,Inc.),
                                  6.75%, 12/1/13                    $1,380,313
 A       A-               250     Minneapolis and St. Paul,
                                  MN, Housing and Redevelopment
                                  Authority, (Group
                                  Health Plan, Inc.),
                                  6.90%, 10/15/22                      276,438
 NR      BBB+           2,120     Red Wing, MN,
                                  Health Care Facilities,
                                  6.50%, 9/1/22                      2,232,699
 NR      AA+            2,200     Rochester, MN, Health Care
                                  Facilities, (AMT),
                                  Variable Rate, 11/15/15/(1)/       2,491,499
 Baa     BBB            1,000     St. Paul, MN, Housing and
                                  Redevelopment Authority,
                                  (Healtheast), 6.625%, 11/1/17      1,065,510
 Baa     BBB            2,500     St. Paul, MN, Housing and
                                  Redevelopment Authority,
                                  (Healtheast), 6.625%, 11/1/17      2,663,774
--------------------------------------------------------------------------------
                                                                   $10,110,233
--------------------------------------------------------------------------------

Housing -- 23.6%
--------------------------------------------------------------------------------
 NR      AAA           $  300     Coon Rapids, MN, Multifamily
                                  Housing, (Browns Meadow),
                                  (FHA), (AMT), 6.85%, 8/1/33      $   313,560
 NR      AAA            1,395     Dakota County, MN,
                                  Housing and Redevelopment
                                  Authority, (GNMA),
                                  7.375%, 12/1/29/(2)/               1,527,999
 Aaa     NR               500     Eagan, MN, Multifamily
                                  Revenue, (Woodridge
                                  Apartments),(GNMA),
                                  5.95%, 2/1/32                        511,710
 Aaa     NR               500     Little Canada, MN,
                                  Facilities Revenue,
                                  (Cedars Lakeside)
                                  (GNMA), 5.90%, 8/1/20                513,445

                       See notes to financial statements

Minnesota Municipals Portfolio as of July 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unauditied)
--------------------  Principal
                      Amount
            Standard  (000
Moody's     & Poor's  omitted)      Security                       Value
--------------------------------------------------------------------------------
Housing (continued)
--------------------------------------------------------------------------------
 Aaa        NR        $   500       Little Canada, MN, Facilities
                                    Revenue, (Cedars Lakeside)
                                    (GNMA), 5.95%, 2/1/32          $   511,710
 Aa         NR          1,200       Maplewood, MN, Multifamily
                                    Housing, (Beaver Creek),
                                    (FHA), 6.50%, 9/1/24             1,264,656
 NR         AAA            90       Minneapolis and St. Paul,
                                    MN, Housing Finance
                                    Board, SFM,(GNMA), (AMT),
                                    7.30%, 8/1/31                       95,297
 Aa2        AA+           400       Minnesota State Housing
                                    Finance Agency, SFM,
                                    6.95%, 7/1/16                      425,660
 Aa2        AA+         4,035       Minnesota State Housing
                                    Finance Agency, SFM, (AMT),
                                    6.50%, 1/1/26                    4,217,865
 Aa2        AA+         1,000       Minnesota State Housing
                                    Finance Agency, SFM,
                                    (AMT), 6.75%, 7/1/12             1,056,930
 Aa2        AA+           660       Minnesota State Housing
                                    Finance Agency, SFM,
                                    (AMT),6.75%, 1/1/26                695,290
 Aa2        AA+         1,235       Minnesota State Housing
                                    Finance Agency, SFM,
                                    (AMT), 6.85%, 1/1/24             1,305,062
 Aa2        AA+           380       Minnesota State Housing
                                    Finance Agency, SFM,
                                    (AMT), 7.05%, 7/1/22               398,552
 Aa         NR          1,250       St. Louis Park, MN,
                                    Multifamily Revenue,
                                    (Knollwood Apartments),
                                    (FHA), 6.25%, 12/1/28            1,296,088
 Aaa        NR          1,685       St. Paul, MN, Housing and
                                    Redevelopment Authority,
                                    Multifamily Housing,
                                    (Cliffe Apartments),
                                    (GNMA), 6.00%, 1/1/31            1,732,197
 NR         AAA           330       St. Paul, MN, Housing
                                    and Redevelopment
                                    Authority, SFM, (FNMA),
                                    6.90%, 12/1/21                     348,114
 NR         AAA           210       St. Paul, MN, Housing
                                    and Redevelopment
                                    Authority, SFM, (FNMA),
                                    6.95%, 12/1/31                     221,195
--------------------------------------------------------------------------------
                                                                   $16,435,330
--------------------------------------------------------------------------------

Industrial Development Revenue / Pollution
Control Revenue -- 7.6%
--------------------------------------------------------------------------------
 NR         A-        $ 1,000       Cloquet, MN,
                                    Pollution Control
                                    Revenue, (Potlach
                                    Corp.), 5.90%, 10/1/26         $ 1,035,830
 NR         A-            750       Minneapolis, MN,
                                    Community Development
                                    Agency, 6.00%, 6/1/11              772,193
 NR         A-            100       Minneapolis, MN,
                                    Community Development
                                    Agency, 7.35%, 12/1/09             106,581
 NR         A-          1,250       Minneapolis, MN,
                                    Community Development
                                    Agency, 7.40%, 12/1/21           1,330,675
 NR         A-          1,605       Minneapolis, MN,
                                    Community Development
                                    Agency, (AMT),
                                    6.80%, 12/1/24                   1,730,591
 NR         A-            300       Minneapolis, MN,
                                    Community Development
                                    Agency, (FICN),
                                    6.40%, 12/1/04                     312,849
--------------------------------------------------------------------------------
                                                                   $ 5,288,719
--------------------------------------------------------------------------------

Insured-Electric Utilities -- 14.8%
--------------------------------------------------------------------------------
 Aaa        AAA       $   300       Northern Municipal
                                    Power Agency, (Minnesota
                                    Electric) (AMBAC),
                                    6.00%, 1/1/19                  $   307,215
 Aaa        AAA           300       Southern Minnesota
                                    Municipal Power
                                    Agency, Variable
                                    Rate, (AMT), 1/1/18/(1)/           317,250
 Aaa        AAA         6,950       Southern Minnesota
                                    Municipal Power Agency,
                                    (MBIA), 0.00%, 10/1/21           2,009,454
 Aaa        AAA        10,000       Southern Minnesota
                                    Municipal Power Agency,
                                    (MBIA), 0.00%, 1/1/25            2,329,000
 Aaa        AAA         9,880       Southern Minnesota
                                    Municipal Power Agency,
                                    (MBIA), 0.00%, 1/1/26            2,179,528
 Aaa        AAA         4,800       Southern Minnesota
                                    Municipal Power Agency,
                                    (MBIA), 0.00%, 1/1/27            1,004,064
 Aaa        AAA         1,250       Southern Minnesota
                                    Municipal Power Agency,
                                    (MBIA), 4.75%, 1/1/16            1,185,225
 Aaa        AAA           450       Southern Minnesota
                                    Municipal Power Agency,
                                    (MBIA), 5.00%, 1/1/12              449,523
 Aaa        AAA           510       Western Minnesota
                                    Municipal Power Agency,
                                    (MBIA), 5.50%, 1/1/15              510,117
--------------------------------------------------------------------------------
                                                                   $10,291,376
--------------------------------------------------------------------------------

                       See notes to financial statements

Minnesota Municipals Portfolio as of July 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unauditied)
--------------------   Principal
                       Amount
           Standard    (000
Moody's    & Poor's    omitted)      Security                        Value
--------------------------------------------------------------------------------
Insured-General Obligations -- 2.2%
--------------------------------------------------------------------------------
 Aaa       AAA         $1,330        St. Francis, MN, Independent
                                     School District No. 15,
                                     (FGIC), 6.35%, 2/1/12           $ 1,497,008
--------------------------------------------------------------------------------
                                                                     $ 1,497,008
--------------------------------------------------------------------------------

Insured-Hospitals -- 10.2%
--------------------------------------------------------------------------------
 Aaa       AAA         $  100        Minneapolis and St. Paul,
                                     MN, Health Care Systems,
                                     (Health One), (MBIA),
                                     7.40%, 8/15/11                  $   110,468
 Aaa       AAA          4,330        Minneapolis and St. Paul,
                                     MN, Housing and Redevelopment,
                                     (Healthspan), (AMBAC),
                                     4.75%, 11/15/18                   4,048,852
 Aaa       AAA            250        Minneapolis, MN,
                                     Hospital Revenue,
                                     (Fairview Hospital), (MBIA),
                                     6.50%, 1/1/11                       273,815
 Aaa       AAA            450        Minnesota Agricultural
                                     and Economic Development,
                                     (Fairview Hospital), (MBIA),
                                     5.75%, 11/15/26                     472,644
 Aaa       AAA            450        Plymouth, MN, Health
                                     Facilities, (Westhealth),
                                     (CGIC), 6.25%, 6/1/16               488,336
 Aaa       AAA          1,000        St. Louis Park, MN,
                                     Health Care Facilities,
                                     (AMBAC), Variable
                                     Rate, 7/1/13/(1)/                   983,750
 Aaa       AAA            750        St. Louis Park, MN,
                                     Health Care Facilities,
                                     Health System Minnesota
                                     Obligated Group, (AMBAC),
                                     5.20%, 7/1/23                       733,260
--------------------------------------------------------------------------------
                                                                     $ 7,111,125
--------------------------------------------------------------------------------

Insured-Housing -- 2.4%
--------------------------------------------------------------------------------
 Aaa       AAA         $1,500        SCA MFMR Receipts,
                                     Burnsville, MN,
                                     (FSA), 7.10%, 1/1/30            $ 1,643,895
--------------------------------------------------------------------------------
                                                                     $ 1,643,895
--------------------------------------------------------------------------------

Insured-Special Tax Revenue -- 4.5%
--------------------------------------------------------------------------------
 Aaa       AAA         $3,000        St. Paul, MN, Housing
                                     and Redevelopment
                                     Authority, (Civic Center),
                                     (MBIA), 5.45%, 11/1/13          $ 3,114,119
--------------------------------------------------------------------------------
                                                                     $ 3,114,119
--------------------------------------------------------------------------------

Lease Revenue / Certificates of Participation -- 3.3%
--------------------------------------------------------------------------------
 Baa1      NR          $  350        Cambridge, MN, Economic
                                     Development Authority,
                                     6.25%, 2/1/14                   $   363,584
 Aa2       AA          $1,770        Hennepin County, MN,
                                     6.80%, 5/1/17/(2)/              $ 1,941,478
--------------------------------------------------------------------------------
                                                                     $ 2,305,062
--------------------------------------------------------------------------------

Solid Waste -- 0.7%
--------------------------------------------------------------------------------
 Aa3       A1+         $  450        Anoka County, MN,
                                     Solid Waste Disposal,
                                     National Rural Utility,
                                     (AMT), 6.95%, 12/1/08           $   487,130
--------------------------------------------------------------------------------
                                                                     $   487,130
--------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100%
   (identified cost $63,057,066)                                     $69,594,449
--------------------------------------------------------------------------------

AMT -- Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The portfolio invests primarily in debt securities issued by Minnesota municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by the economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 1997, 37.2% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from .07% to 19.6% of total investments.

/(1)/ Security has been issued as an inverse floater bond.
/(2)/ Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.



                       See notes to financial statements

New Jersey Municipals Portfolio as of July 31, 1997

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments -- 100.0%

Rating (Unaudited)  Principal
------------------  Amount
         Standard   (000
Moody's  & Poor's   omitted)       Security                       Value
--------------------------------------------------------------------------------

Assisted Living -- 2.7%
--------------------------------------------------------------------------------
A2       A          $ 1,455        New Jersey EDA,
                                   7.05%, 3/1/16                  $  1,505,605
NR       NR           3,750        New Jersey EDA, (Chelsea
                                   at East Brunswick Project),
                                   (AMT), 8.25%, 10/1/20             3,888,638
NR       NR           3,630        New Jersey EDA,
                                   (Forsgate Project),
                                   (AMT), 8.625%, 6/1/25             4,006,830
--------------------------------------------------------------------------------
                                                                  $  9,401,073
--------------------------------------------------------------------------------

Cogeneration -- 4.0%
--------------------------------------------------------------------------------
NR       BB+        $12,750        New Jersey EDA, (Vineland
                                   Cogeneration), (AMT),
                                   7.875%, 6/1/19                 $ 13,955,512
--------------------------------------------------------------------------------
                                                                  $ 13,955,512
--------------------------------------------------------------------------------

Education -- 2.5%
--------------------------------------------------------------------------------
Baa1     BBB+       $ 2,480        New Jersey Education
                                   Facilities Authority,
                                   7.00%, 7/1/21                  $  2,653,054
--------------------------------------------------------------------------------
NR       NR           8,800        New Jersey Higher
                                   Educational Student Loan
                                   Bonds, (AMT), 0.00%, 7/1/10       3,273,248
--------------------------------------------------------------------------------
A1       AA           2,500        Rutgers, The State
                                   University of New Jersey,
                                   6.85%, 5/1/21                     2,758,275
--------------------------------------------------------------------------------
                                                                   $ 8,684,577
--------------------------------------------------------------------------------

Electric Utilities -- 3.2%
--------------------------------------------------------------------------------
NR       BBB        $   100        Guam Power Authority,
                                   5.25%, 10/1/13                  $    98,600
--------------------------------------------------------------------------------
NR       BBB            750        Guam Power Authority,
                                   5.25%, 10/1/23                      726,113
--------------------------------------------------------------------------------
NR       BBB          3,000        Guam Power Authority,
                                   6.75%, 10/1/24                    3,269,340
--------------------------------------------------------------------------------
Baa1     BBB+         5,000        Puerto Rico Electric Power
                                   Authority, 0.00%, 7/1/17          1,767,450
--------------------------------------------------------------------------------
NR       NR           4,905        Virgin Islands Water and Power
                                   Authority, 7.40%, 7/1/11          5,324,672
--------------------------------------------------------------------------------
                                                                  $ 11,186,175
--------------------------------------------------------------------------------

Escrowed / Prerefunded -- 2.9%
--------------------------------------------------------------------------------
Aaa      A+         $ 1,000        New Jersey EDA, Performing
                                   Arts Center, Prerefunded to
                                   6/15/01, 6.75%, 6/15/12        $  1,111,590
--------------------------------------------------------------------------------
 Aaa     AAA          1,155        New Jersey Educational
                                   Facilities Authority,
                                   (Seton Hall University),
                                   Prerefunded to 7/1/99,
                                   6.85%, 7/1/19                     1,238,183
--------------------------------------------------------------------------------
Aa2      AAA          1,205        New Jersey Health Care
                                   Facilities Financing
                                   Authority, (Barnett
                                   Hospital), Prerefunded to
                                   8/1/01, 6.80%, 8/1/19             1,332,031
--------------------------------------------------------------------------------
Aaa      AA           1,040        New Jersey Wastewater
                                   Treatment Trust, Prerefunded
                                   to 5/15/98, 7.25%, 5/15/08        1,088,599
--------------------------------------------------------------------------------
NR       AA             920        New Jersey Wastewater
                                   Treatment Trust, Prerefunded
                                   to 6/15/00, 6.875%, 6/15/09       1,006,278
--------------------------------------------------------------------------------
NR       AA             230        New Jersey Wastewater
                                   Treatment Trust, Prerefunded to
                                   6/15/00, 7.00%, 6/15/10             252,342
--------------------------------------------------------------------------------
Aaa      AAA            870        Newark, NJ, (AMBAC),
                                   Prerefunded to 10/1/99,
                                   7.375%, 10/1/07                     947,500
--------------------------------------------------------------------------------
NR       NR           2,000        Passaic County, NJ, Prerefunded
                                   to 9/1/99, 6.70%, 9/1/13          2,142,620
A3       AA-          1,000        University of Medicine and
                                   Dentistry, Prerefunded to
                                   12/1/99, 7.20%, 12/1/19           1,089,830
--------------------------------------------------------------------------------
                                                                  $ 10,208,973
--------------------------------------------------------------------------------

General Obligations -- 10.6%
--------------------------------------------------------------------------------
NR       BBB        $ 9,745        Government of Guam,
                                   5.40%, 11/15/18                $  9,634,784
--------------------------------------------------------------------------------
Aa2      NR           3,000        Mercer County Improvement
                                   Authority, 0.00%, 4/1/10          1,622,850
--------------------------------------------------------------------------------
A1       AA-         19,000        Port Authority of
                                   New York and New Jersey,
                                   6.125%, 6/1/2094                 21,828,339
--------------------------------------------------------------------------------
Baa1     A            2,000        Puerto Rico Public Buildings
                                   Authority, Public Education
                                   and Health Facilities,
                                   5.50%, 7/1/21                     2,013,920
--------------------------------------------------------------------------------
NR       BBB            400        Puerto Rico, (Guaynabo
                                   Municipal Government Center
                                   Lease), 5.625%, 7/1/22              401,760
--------------------------------------------------------------------------------
NR       A+           1,500        The Hudson County Improvement
                                   Authority, 6.625%, 8/1/25         1,625,940
--------------------------------------------------------------------------------
                                                                  $ 37,127,593
--------------------------------------------------------------------------------

Hospitals -- 8.5%
--------------------------------------------------------------------------------
A3       A-         $ 2,300        New Jersey Health Care
                                   Facilities Financing
                                   Authority, (Atlantic
                                   City Medical Center),
                                   6.80%, 7/1/11                  $  2,509,185


                       See notes to financial statements

New Jersey Municipals Portfolio as of July 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D




Rating (Unaudited)
------------------ Principal
                   Amount
         Standard  (000
Moody's  & Poor's  omitted)   Security                             Value
--------------------------------------------------------------------------------

Hospitals (continued)
--------------------------------------------------------------------------------
A2       A         $3,750     New Jersey Health Care Facilities
                              Financing Authority, (Chilton
                              Memorial Hospital),
                              5.00%, 7/1/13                        $  3,675,263

Baa2     NR         5,875     New Jersey Health Care Facilities
                              Financing Authority, (Deborah
                              Heart and Lung Center),
                              6.30%, 7/1/23                           6,146,190

Baa      NR         4,000     New Jersey Health Care Facilities
                              Financing Authority, (Southern
                              Ocean County Hospital),
                              6.25%, 7/1/23                           4,168,360

Aa2      AAA        9,585     New Jersey Health Care Facilities
                              Financing Authority, (St.
                              Elizabeth's Hospital),
                              6.80%, 8/1/19                          10,316,431

NR       BBB+       2,720     New Jersey Health Care Facilities,
                              (Holy Name Hospital),
                              6.00%, 7/1/25                           2,796,133
--------------------------------------------------------------------------------
                                                                   $ 29,611,562
--------------------------------------------------------------------------------

Housing -- 3.4%
--------------------------------------------------------------------------------
NR       AAA       $2,000     New Jersey Housing and Mortgage
                              Finance Agency, (Presidential
                              Plaza), (FHA), 6.95%, 5/1/13         $  2,173,940

NR       AAA        3,700     New Jersey Housing and Mortgage
                              Finance Agency, (Presidential
                              Plaza), (FHA), 7.00%, 5/1/30            4,019,014

NR       A+         1,000     New Jersey Housing and Mortgage
                              Finance Agency, Rental Housing,
                              (AMT), 7.10%, 5/1/22                    1,059,860

NR       AA+        1,975     New Jersey Housing and Mortgage
                              Finance Agency, Section 8,
                              7.10%, 11/1/11                          2,108,925

NR       AA+        1,000     New Jersey Housing and Mortgage
                              Finance Agency, Section 8,
                              7.10%, 11/1/12                          1,067,810

NR       A+         1,250     New Jersey Housing Finance
                              Agency, (AMT), 7.25%, 11/1/22           1,321,638

Aaa      AAA          190     Puerto Rico Housing Finance Corp.,
                              Single Family Mortgage Revenue,
                              (GNMA), 6.85%, 10/15/23                   201,026
--------------------------------------------------------------------------------
                                                                   $ 11,952,213
--------------------------------------------------------------------------------

Industrial Development Revenue / Pollution
Control Revenue -- 7.3%
--------------------------------------------------------------------------------
NR       NR        $4,000     Middlesex County Pollution Control
                              Financing Authority, (Amerada
                              Hess Corp.), 6.875%, 12/1/22         $  4,367,080

NR       NR        $2,000     Middlesex County Pollution Control
                              Financing Authority, (Amerada
                              Hess Corp.), 7.875%, 6/1/22          $  2,307,440

NR       NR         5,640     New Jersey EDA, (777 Pattison
                              Ave., Inc.), (AMT),
                              8.95%, 12/15/18                         6,232,538

Aa1      NR         3,000     New Jersey EDA, (Garden State
                              Paper Co.), 7.125%, 4/1/22              3,293,580

NR       NR         1,160     New Jersey EDA, (National
                              Association of Accountants),
                              7.65%, 7/1/09                           1,243,160

NR       NR         2,000     New Jersey EDA, (The Seeing Eye,
                              Inc.), 7.30%, 4/1/11                    2,130,160

NR       BBB-       1,725     New Jersey EDA, (Trigen Trenton),
                              (AMT), 6.20%, 12/1/07                   1,806,817

Baa1     BBB+       2,135     New Jersey EDA, GATX Terminals
                              Corp., 7.30%, 9/1/19                    2,431,594

NR       NR         1,500     New Jersey EDA, Holt Hauling and
                              Warehousing System, Inc.,
                              7.90%, 3/1/27                           1,620,075
--------------------------------------------------------------------------------
                                                                   $ 25,432,444
--------------------------------------------------------------------------------

Insured-Education -- 0.3%
--------------------------------------------------------------------------------
Aaa      AAA       $  845     New Jersey Educational Facilities
                              Authority, (Seton Hall University),
                              (BIGI), 6.85%, 7/1/19                $    905,612
--------------------------------------------------------------------------------
                                                                   $    905,612
--------------------------------------------------------------------------------

Insured-Electric Utilities -- 0.4%
--------------------------------------------------------------------------------
Aaa      AAA       $1,150     New Jersey EDA, New Jersey
                              American Water Co., (AMT)
                              (FGIC), 6.875%, 11/1/34              $  1,298,753
--------------------------------------------------------------------------------
                                                                   $  1,298,753
--------------------------------------------------------------------------------

Insured-Hospitals -- 2.9%
--------------------------------------------------------------------------------
Aaa      NR        $3,800     New Jersey EDA, (Hillcrest Health
                              Services), (AMBAC),
                              0.00%, 1/1/18                        $  1,332,280

Aaa      NR         4,250     New Jersey EDA, (Hillcrest Health
                              Services), (AMBAC),
                              0.00%, 1/1/19                           1,415,505

Aaa      NR         1,235     New Jersey EDA, (St. Barnabus
                              Project), (MBIA), 0.00%, 7/1/18           422,024

Aaa      NR         1,575     New Jersey EDA, (St. Barnabus
                              Project), (MBIA), 0.00%, 7/1/22           429,975

                       See notes to financial statements

New Jersey Municipals Portfolio as of July 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D

Rating (Unaudited)    Principal
------------------    Amount
         Standard     (000
Moody's  & Poor's     omitted)      Security                  Value
--------------------------------------------------------------------------------
Insured-Hospitals (continued)
--------------------------------------------------------------------------------
 Aaa     NR           $ 1,000       New Jersey EDA,
                                    (St. Barnabus
                                    Project), (MBIA),
                                    0.00%, 7/1/23             $   258,750
 Aaa     NR            10,620       New Jersey EDA,
                                    (St. Barnabus
                                    Project), (MBIA),
                                    0.00%, 7/1/26               2,339,905
 Aaa     AAA            1,570       New Jersey Health
                                    Care Facilities
                                    Financing Authority,
                                    (Cathedral Health
                                    Services) (MBIA),
                                    7.25%, 2/15/21              1,741,491
 Aaa     AAA            2,000       New Jersey Health
                                    Care Facilities
                                    Financing Authority,
                                    (Hackensack Medical
                                    Center) (FGIC),
                                    6.25%, 7/1/21               2,117,680
--------------------------------------------------------------------------------
                                                              $10,057,610
--------------------------------------------------------------------------------

Insured-Housing -- 1.3%
--------------------------------------------------------------------------------
 Aaa     AAA          $ 1,200       New Jersey Housing and
                                    Mortgage Finance
                                    Agency, (AMT) (MBIA),
                                    7.70%, 10/1/29            $ 1,260,336
 Aaa     AAA            1,410       New Jersey Housing and
                                    Mortgage Finance
                                    Agency, (MBIA), 7.375%,
                                    10/1/17                     1,482,897
 Aaa     AAA            1,620       Pennsauken Township,
                                    Housing Finance Corp.,
                                    (MBIA), 8.00%, 4/1/11       1,690,778
--------------------------------------------------------------------------------
                                                              $ 4,434,011
--------------------------------------------------------------------------------

Insured-Lease Revenue/Certificates of
Participation -- 3.8%
--------------------------------------------------------------------------------
 Aaa     AAA          $ 3,900       County of Atlantic, NJ,
                                    Public Facilities
                                    Lease Agreement, (FGIC),
                                    6.00%, 3/1/13             $ 4,404,621
 Aaa     AAA            1,750       Hudson County,
                                    NJ, Correctional
                                    Facility, (MBIA),
                                    6.50%, 12/1/11              1,920,748
 Aaa     AAA            2,500       Hudson County,
                                    NJ, Improvement
                                    Authority, Secondary
                                    Yield Curve Notes,
                                    (FGIC) Variable
                                    Rate, 12/1/25/(1)/          2,828,125
 Aaa     AAA            1,800       Middlesex County,
                                    NJ, Certificates
                                    of Participation,
                                    (MBIA), 6.125%, 2/15/19     1,938,312
 Aaa     AAA            2,125       University of Medicine
                                    and Dentistry,
                                    Certificates of
                                    Participation, (MBIA),
                                    6.75%, 12/1/09              2,285,629
--------------------------------------------------------------------------------
                                                              $13,377,435
--------------------------------------------------------------------------------

Insured-Transportation -- 5.0%
--------------------------------------------------------------------------------
 Aaa     AAA          $ 3,250       Delaware River
                                    and Bay Authority,
                                    (MBIA), 4.75%, 1/1/24     $ 3,036,670
 NR      AAA            5,000       New Jersey Turnpike
                                    Authority, "RITES" (MBIA),
                                    Variable Rate, 1/1/16/(1)/  6,681,250
 Aaa     AAA            5,450       New Jersey Turnpike
                                    Authority, (MBIA), 6.50%,
                                    1/1/16                      6,440,810
 Aaa     AAA            1,000       New Jersey Turnpike
                                    Authority, (MBIA), 6.50%,
                                    1/1/16                      1,181,800
--------------------------------------------------------------------------------
                                                              $17,340,530
--------------------------------------------------------------------------------

Insured-Water and Sewer -- 0.8%
--------------------------------------------------------------------------------
 Aaa     AAA          $ 2,500       Middlesex County
                                    Utilities Authority,
                                    (MBIA), Variable
                                    Rate, 8/15/10/(1)/        $ 2,848,425
--------------------------------------------------------------------------------
                                                              $ 2,848,425
--------------------------------------------------------------------------------

Lease Revenue/Certificates of Participation -- 4.1%
--------------------------------------------------------------------------------
 Baa1    A-           $   720       County of Atlantic, NJ,
                                    Public Facilities
                                    Lease Agreement,
                                    8.875%, 1/15/14           $   987,113
 Baa1    A-               785       County of Atlantic, NJ,
                                    Public Facilities
                                    Lease Agreement,
                                    8.875%, 1/15/15             1,079,281
 Aa      AA-            2,000       Mercer County Improvement
                                    Authority, (Richard J.
                                    Hughes Justice),
                                    6.05%, 1/1/15               2,000,760
 Aa      AA-            1,500       Mercer County Improvement
                                    Authority, (Richard J.
                                    Hughes Justice),
                                    6.05%, 1/1/16               1,500,585
 Aa      AA-            1,500       Mercer County Improvement
                                    Authority, (Richard J.
                                    Hughes Justice),
                                    6.05%, 1/1/17               1,500,570
 Aa      AA-            2,591       New Jersey Building
                                    Authority, (Garden State
                                    Savings Bonds),
                                    0.00%, 6/15/10              1,370,380
 Aa      AA-            1,250       New Jersey Building
                                    Authority, State
                                    Building Revenue,
                                    7.20%, 6/15/13              1,302,175
 A1      A+             5,500       New Jersey EDA,
                                    Economic Recovery
                                    Fund, 0.00%, 3/15/13        2,444,035
 A1      A+             1,650       New Jersey EDA,
                                    State Contract,
                                    0.00%, 9/15/09                905,685
 A1      NR             1,000       Township of Bedminster,
                                    NJ, Board of Education,
                                    7.125%, 9/1/10              1,107,900
--------------------------------------------------------------------------------
                                                              $14,198,484
--------------------------------------------------------------------------------

                       See notes to financial statements

New Jersey Municipals Portfolio as of July 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)   Principal
-------------------   Amount
         Standard     (000
Moody's  & Poor's     omitted)      Security                   Value
--------------------------------------------------------------------------------
Life Care -- 5.3%
--------------------------------------------------------------------------------
 Baa2    NR           $ 5,250       Camden County,
                                    NJ, Improvement
                                    Authority Revenue,
                                    6.00%, 2/15/27             $ 5,331,113
 NR      NR               615       New Jersey EDA,
                                    (Cadbury Corp.),
                                    7.50%, 7/1/21                  632,564
 NR      NR             2,000       New Jersey EDA,
                                    (Cadbury Corp.),
                                    8.00%, 7/1/15                2,138,960
 NR      NR               300       New Jersey EDA,
                                    (Cadbury Corp.),
                                    8.70%, 7/1/07                  326,199
 NR      NR             4,000       New Jersey EDA,
                                    (Keswick Pines
                                    Project), 8.75%, 1/1/24      4,374,880
 Baa2    BBB            5,400       New Jersey Health
                                    Care Facilities,
                                    6.00%, 7/1/27                5,555,358
--------------------------------------------------------------------------------
                                                               $18,359,074
--------------------------------------------------------------------------------

Nursing Homes -- 1.2%
--------------------------------------------------------------------------------
 NR      NR           $ 1,400       New Jersey EDA,
                                    (Claremont Health
                                    System, Inc.),
                                    9.10%, 9/1/22              $ 1,558,508
 NR      NR             2,500       New Jersey EDA,
                                    (Victoria Health
                                    Corp.), 7.65%, 1/1/14        2,679,725
--------------------------------------------------------------------------------
                                                               $ 4,238,233
--------------------------------------------------------------------------------

Solid Waste -- 3.5%
--------------------------------------------------------------------------------
 NR      BB            $11,930      Union County, NJ,
                                    Utilities Authority,
                                    (AMT), 7.20%, 6/15/14      $12,312,475
--------------------------------------------------------------------------------
                                                               $12,312,475
--------------------------------------------------------------------------------

Special Tax Revenue -- 13.4%
--------------------------------------------------------------------------------
 Baa1    A             $   125      Commonwealth of Puerto
                                    Rico Highway and
                                    Transportation Authority,
                                    5.00%, 7/1/22              $   119,343
 NR      NR              7,600      New Jersey Sports and
                                    Exposition Authority,
                                    (Monmouth Park Project),
                                    8.00%, 1/1/25/(2)/           8,549,924
 NR      NR              5,000      Port Authority of
                                    New York and New
                                    Jersey, (KIAC),
                                    6.75%, 10/1/19               5,428,800
 Baa1    BBB+              550      Puerto Rico Finance
                                    Authority, 7.90%, 7/1/07       581,499
 Baa1    A               4,800      Puerto Rico Highway and
                                    Transportation Authority,
                                    5.00%, 7/1/36                4,593,984
 Baa1    A              12,325      Puerto Rico Highway and
                                    Transportation Authority,
                                    5.50%, 7/1/36               12,601,695
 NR      NR             13,350      Virgin Islands Public
                                    Finance Authority, 7.25%,
                                    10/1/18                     14,805,283
--------------------------------------------------------------------------------
                                                               $46,680,528
--------------------------------------------------------------------------------

Transportation -- 10.8%
--------------------------------------------------------------------------------
 NR      BBB           $ 1,400      Guam Airport Authority,
                                    6.50%, 10/1/23             $ 1,493,828
 NR      BBB             1,700      Guam Airport Authority,
                                    (AMT),6.60%, 10/1/10         1,832,906
 NR      BBB             2,000      Guam Airport Authority,
                                    (AMT), 6.70%, 10/1/23        2,155,780
 Aaa     AAA             5,155      Port Authority of
                                    New York and New Jersey,
                                    (AMT), 5.75%, 12/1/22        5,395,996
 A1      AA-             4,750      Port Authority of
                                    New York and New Jersey,
                                    (AMT), 6.25%, 1/15/27        5,003,080
 Baa3    BB+             5,100      Port Authority of
                                    New York and New Jersey,
                                    (Delta Airlines), 6.95%,
                                    6/1/08                       5,576,850
 Baa3    BBB-            3,050      Puerto Rico Port Authority,
                                    (American Airlines), (AMT),
                                    6.25%, 6/1/26                3,271,918
 Baa3    BBB-            5,950      Puerto Rico Port Authority,
                                    (American Airlines), (AMT),
                                    6.30%, 6/1/23                6,305,394
 NR      BBB             1,520      South Jersey Transportation
                                    Authority, 6.15%, 1/1/22     1,586,074
 A1      AA-             5,000      The Port Authority of New
                                    York and New Jersey, 5.375%,
                                    3/1/28                       5,251,550
--------------------------------------------------------------------------------
                                                               $37,873,376
--------------------------------------------------------------------------------

Water and Sewer -- 2.1%
--------------------------------------------------------------------------------
 A1      AA-           $ 2,000      Gloucester County Utilities
                                    Authority, 6.50%, 1/1/21   $ 2,170,580
 A3      A               4,500      New Jersey EDA,
                                    Elizabethtown Water
                                    Revenue, (AMT),
                                    6.70%, 8/1/21                4,827,780
 Aa2     AA                 80      New Jersey Wastewater
                                    Treatment Trust,
                                    6.875%, 6/15/09                 87,743
 Aa2     AA                 20      New Jersey Wastewater
                                    Treatment Trust,
                                    7.00%, 6/15/10                  21,974
 Aa3     AA                360      New Jersey Wastewater
                                    Treatment Trust,
                                    7.25%, 5/15/08                 376,668
--------------------------------------------------------------------------------
                                                               $ 7,484,745
--------------------------------------------------------------------------------

                       See notes to financial statements

New Jersey Municipals Portfolio as of July 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)   Principal
-------------------   Amount
         Standard     (000
Moody's  & Poor's     omitted)      Security                   Value
--------------------------------------------------------------------------------
Total Tax-Exempt Investments -- 100%
   (identified cost $316,103,220)                              $348,969,413
--------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The portfolio invests primarily in debt securities issued by New Jersey municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by the economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 1997, 18.0% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institution ranged from 0.3% to 11.5% of total investments.

/(1)/ Security has been issued as an inverse floater bond.
/(2)/ Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

                       See notes to financial statements

Pennsylvania Municipals Portfolio as of July 31, 1997

PORTFOLIO OF INVESTMENTS


Tax-Exempt Investments -- 100.0%

Ratings (Unaudited)   Principal
-------------------   Amount
         Standard     (000
Moody's  & Poor's     omitted)      Security                 Value
-----------------------------------------------------------------------------
Assisted Living -- 3.5%
-----------------------------------------------------------------------------
 NR      NR           $ 2,680       Chester, PA, IDA,
                                    (Senior Life
                                    Choice of Paoli,         $ 2,869,824
                                    L.P.), 8.05%, 1/1/24
 NR      NR             5,000       Chester, PA, IDA,
                                    (Senior Life Choice of
                                    Kimberton) (AMT),
                                    8.50%, 9/1/25              5,476,950
 NR      NR             5,000       Delaware, PA, IDA,
                                    (Senior Quarters
                                    Project) (AMT),
                                    8.625%, 9/1/25             5,528,100
-----------------------------------------------------------------------------
                                                             $13,874,874
-----------------------------------------------------------------------------

Cogeneration -- 3.1%
-----------------------------------------------------------------------------
 NR      NR           $12,000       Pennsylvania
                                    Economic Development
                                    Authority, EDA,
                                    (Northampton
                                    Generation
                                    Project) (AMT),
                                    6.50%, 1/1/13            $12,307,559
-----------------------------------------------------------------------------
                                                             $12,307,559
-----------------------------------------------------------------------------

Education -- 2.5%
-----------------------------------------------------------------------------
 NR      AAA          $ 2,000       Lehigh, PA,
                                    (Allentown
                                    College of St.
                                    Francis), 6.75%,
                                    12/15/12                 $ 2,181,100
 NR      BBB-           1,100       Lehigh, PA, (Cedar
                                    Crest College),
                                    6.70%, 4/1/26              1,161,677
 NR      BBB+           2,000       Pennsylvania Higher
                                    Educational
                                    Facilities Authority,
                                    HEFA, 5.90%, 1/1/27        2,051,700
 NR      A-             4,225       Scranton-Lackawanna,
                                    PA, (University
                                    of Scranton),
                                    6.40%, 3/1/07              4,535,369
-----------------------------------------------------------------------------
                                                             $ 9,929,846
-----------------------------------------------------------------------------

Electric Utilities -- 2.6%
-----------------------------------------------------------------------------
 Baa3    BB-           $  500       Beaver, PA, IDA,
                                    (Ohio Edison Co.),
                                    7.75%, 9/1/24            $   530,430
 Baa1    BBB+           3,250       Delaware, PA, IDA,
                                    (Philadelphia
                                    Electric Co.),
                                    7.375%, 4/1/21             3,558,783
 Baa2    BBB+           4,070       Montgomery, PA, IDA,
                                    (Philadelphia
                                    Electric Co.) (AMT),
                                    7.60%, 4/1/21              4,449,283
 NR      NR             1,445       Virgin Islands
                                    Water and Power
                                    Authority, 7.40%,
                                    7/1/11                     1,568,634
-----------------------------------------------------------------------------
                                                             $10,107,130
-----------------------------------------------------------------------------

Escrowed/Prerefunded -- 6.2%
-----------------------------------------------------------------------------
 Aaa     AAA           $5,600       Berks, PA, General
                                    Obligations,
                                    (FGIC),Variable
                                    Rate, 11/10/20/(1)/      $ 6,839,000
 Aaa     NR             1,750       Chester, PA, HEFA,
                                    (Bryn Mar Hospitals),
                                    6.75%, 7/1/14              1,973,580
 Aaa     AAA            1,405       Lycoming, PA, General
                                    Obligation, (FGIC),
                                    6.40%, 8/15/11             1,523,863
 NR      A-             1,000       Pennsylvania HEFA,
                                    (Elizabeth College),
                                    7.25%, 6/15/11             1,126,640
 NR      NR             6,900       Pennsylvania IDA,
                                    Economic Development,
                                    7.00%, 1/1/11              7,706,679
 Aaa     AAA            4,845       Westmoreland, PA,
                                    Municipal Authority,
                                    (FGIC),
                                    0.00%, 8/15/19             1,529,712
 Aaa     AAA            5,400       Westmoreland, PA,
                                    Municipal Authority,
                                    (FGIC),
                                    0.00%, 8/15/20             1,580,418
 Aaa     AAA            5,880       Westmoreland, PA,
                                    Municipal Authority,
                                    (FGIC), 0.00%, 8/15/20     1,742,244
 Aaa     AAA              500       York, PA, Hospital
                                    Authority, (AMBAC),
                                    7.00%, 7/1/21                554,560
-----------------------------------------------------------------------------
                                                             $24,576,696
-----------------------------------------------------------------------------

General Obligations -- 3.7%
-----------------------------------------------------------------------------
 NR      A             $2,000       Chester Upland,
                                    PA, School District,
                                    6.375%, 9/1/21           $ 2,106,420
 NR      A              3,000       Dauphin, PA,
                                    6.90%, 6/1/26              3,203,550
 A1      A+             2,050       Lower Providence
                                    Township, PA,
                                    Sewer Authority,
                                    6.75%, 5/1/22              2,268,633
 NR      A              1,950       McKeesport Area, PA,
                                    School District,
                                    5.00%, 4/1/13              1,920,731
 Aaa     NR             4,065       Montgomery, PA,
                                    5.45%, 9/15/22             4,134,755
 A1      AAA              465       Pennsylvania,
                                    6.75%, 1/1/07                510,356
 A1      AAA              500       Pennsylvania,
                                    6.75%, 1/1/08                548,770
-----------------------------------------------------------------------------
                                                             $14,693,215
-----------------------------------------------------------------------------

Hospitals -- 17.4%
-----------------------------------------------------------------------------
 A3      NR            $5,330       Allegheny County,
                                    PA, Hospital
                                    Development
                                    Authority, HDA,
                                    5.75%, 5/15/27           $ 5,402,381
 NR      AAA            2,360       Allegheny, PA,
                                    IDA, (Presbyterian
                                    Medical Center),
                                    6.75%, 2/1/26              2,560,836

                       See notes to financial statements

Pennsylvania Municipals Portfolio as of July 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D

Ratings (Unaudited)   Principal
-------------------   Amount
         Standard     (000
Moody's  & Poor's     omitted)      Security                 Value
-----------------------------------------------------------------------------
Hospitals (continued)
-----------------------------------------------------------------------------
 Baa     BBB          $2,000        Dauphin, PA, (Community
                                    General Osteopathic
                                    Hospital), 7.375%,
                                    6/1/16                  $ 2,179,360
 NR      NR            4,475        Hazelton Luzerne,
                                    PA (Saint Joseph
                                    Medical Center),
                                    8.375%, 7/1/12            5,382,709
 NR      BBB           1,150        Horizon Hospital
                                    Systems Authority, PA,
                                    6.35%, 5/15/26            1,191,860
 A       NR            2,670        Indiana, PA, (Indiana
                                    Hospital), 7.125%,
                                    7/1/23                    2,934,250
 A3      A             3,250        Lehigh, PA, (Muhlenberg
                                    Hospital), 6.60%,
                                    7/15/22                   3,490,923
 NR      BBB-          3,500        McKean, PA, (Bradford
                                    Hospital), 6.00%,
                                    10/1/13                   3,556,350
 A3      BBB+          2,550        Monroeville, PA,
                                    (Forbes Health
                                    System), 6.25%, 10/1/15   2,673,905
 Baa2    NR            1,375        Montgomery, PA,
                                    (Montgomery Hospital
                                    Medical Center), 6.60%,
                                    7/1/10                    1,466,410
 NR      BBB+          2,615        Montgomery, PA,
                                    (Pottstown Medical
                                    Center), 6.875%,
                                    11/15/20                  2,774,332
 A       BBB+          8,500        Pennsylvania Hospital
                                    and Higher Education,
                                    (Albert Einstein
                                    Medical Center),
                                    7.625%, 4/1/11            9,047,825
 A2      A+              500        Pennsylvania Hospital
                                    and Higher Education,
                                    (Allegheny General
                                    Hospital), 7.25%, 9/1/17    551,970
 Ba      BBB+          7,115        Pennsylvania Hospital
                                    and Higher Education,
                                    (Graduate Health
                                    System), 7.25%, 7/1/18    7,715,079
 Ba      BBB+          5,625        Philadelphia, PA,
                                    (Graduate Health
                                    System), 6.625%, 7/1/21   5,852,363
 Baa2    NR            4,115        Somerset, PA,
                                    (Community Hospital
                                    Project), 6.75%, 3/1/11   4,291,904
 A3      A             7,000        Washington, PA,
                                    (Monongahela Valley
                                    Hospital), 6.75%,
                                    12/1/08                   7,574,840
-----------------------------------------------------------------------------
                                                            $68,647,297
-----------------------------------------------------------------------------

Housing -- 7.2%
-----------------------------------------------------------------------------
 Aaa     NR           $2,015        Allegheny, PA,
                                    SFMR, (GNMA),
                                    7.15%, 6/1/17           $ 2,112,284
 NR      AAA           2,900        Allegheny, PA,
                                    SFMR, (Ladies
                                    Grand Army) (FHA),
                                    8.275%, 10/1/36           3,083,686
 Aa2     AA+           2,000        Pennsylvania HFA,
                                    SFMR, (AMT),
                                    6.15%, 10/1/27            2,074,020
 Aa      AA+           8,350        Pennsylvania HFA,
                                    SFMR, (AMT),
                                    7.50%, 10/1/25            9,122,960
 Aa2     AA            1,000        Pennsylvania, HFA,
                                    (AMT), Variable,
                                    10/3/23/(1)/              1,167,500
 Aa2     AA+           1,590        Pennsylvania
                                    Housing and Finance
                                    Authority, HFA,
                                    SFMR, (AMT),
                                    5.80%, 10/1/29            1,609,239
 Aaa     NR            3,000        Philadelphia, PA,
                                    Multifamily,
                                    6.95%, 5/15/24            3,180,630
 A1      AAA           1,000        Urban Redevelopment
                                    Authority of
                                    Pittsburgh Mortgage,
                                    7.125%, 4/1/15            1,055,570
 Aa2     AAA             265        Urban Redevelopment
                                    Authority of Pittsburgh
                                    Mortgage, 7.45%, 4/1/10     280,725
 Aa2     AAA           3,435        Urban Redevelopment
                                    Authority of Pittsburgh
                                    Mortgage, (AMT),
                                    7.10%, 4/1/24             3,653,672
 A1      NR            1,055        Urban Redevelopment
                                    Authority of Pittsburgh
                                    Mortgage, (AMT),
                                    7.40%, 4/1/24             1,116,253
-----------------------------------------------------------------------------
                                                            $28,456,539
-----------------------------------------------------------------------------

Industrial Development Revenue/Pollution
Control Revenue -- 15.1%
-----------------------------------------------------------------------------
 A3      A-          $ 6,450        Butler, PA, (Witco
                                    Corp.), 5.85%, 12/1/23  $ 6,628,214
 NR      BB-           1,005        Clearfield, PA, (Kmart
                                    Corp.), 6.80%, 5/15/07    1,062,958
 NR      A             4,000        Franklin, PA, (Corning
                                    Inc.), 6.25%, 8/1/05      4,476,760
 A2      A            12,000        New Morgan, PA,
                                    (New Morgan Landfill)
                                    (AMT), 6.50%, 4/1/19     12,915,479
 NR      BBB-          9,000        Pennsylvania EDA,
                                    (Colver) (AMT),
                                    7.125%, 12/1/15           9,894,150
 NR      BBB-          5,000        Pennsylvania EDA,
                                    (Colver) (AMT),
                                    7.15%, 12/1/18            5,504,150
 Baa2    BBB-          5,000        Pennsylvania, IDA,
                                    (MacMillan Bloedel
                                    Project) (AMT),
                                    7.60%, 12/1/20            5,812,350
 Baa3    BBB           4,450        Pennsylvania, IDA,
                                    (Sun Company Project),
                                    (AMT), 7.60%, 12/1/24     5,154,346
 NR      NR            6,500        Philadelphia, PA,
                                    (Refrigerated
                                    Enterprises) (AMT),
                                    9.05%, 12/1/19            7,207,915
 NR      BB-           1,105        Shamokin, PA, (Kmart
                                    Corp.), 6.70%, 7/1/07     1,161,245
-----------------------------------------------------------------------------
                                                            $59,817,567
-----------------------------------------------------------------------------

                       See notes to financial statements

Pennsylvania Municipals Portfolio as of July 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D

Ratings (Unaudited)   Principal
-------------------   Amount
         Standard     (000
Moody's  & Poor's     omitted)      Security                 Value
--------------------------------------------------------------------------------
Insured-Education -- 4.2%
--------------------------------------------------------------------------------
 Aaa     AAA           $2,000       Alleghany, PA,
                                    (Duquesne University
                                    Project), (AMBAC),
                                    5.00%, 3/1/21           $ 1,945,920
 Aaa     AAA            5,000       Cumberland, PA,
                                    (Messiah College
                                    Project), (AMBAC),
                                    5.125%, 10/1/15           4,985,600
 Aaa     AAA              250       Pennsylvania HEFA,
                                    (AMBAC), 5.625%, 6/15/19    256,938
 Aaa     AAA            2,000       Pennsylvania HEFA,
                                    (MBIA), 5.75%, 5/1/22     2,101,020
 Aaa     AAA            2,500       Pennsylvania Higher
                                    Education Student Loan,
                                    (AMBAC), (AMT),
                                    7.15%, 9/1/21             2,674,050
 Aaa     AAA            1,500       Pennsylvania Higher
                                    Education Student Loan,
                                    (AMBAC), (AMT),
                                    Variable Rate,
                                    3/1/22/(1)/               1,657,500
 Aaa     AAA              700       Pennsylvania Higher
                                    Education Student Loan,
                                    (AMBAC), (AMT),
                                    Variable Rate,
                                    9/1/26/(1)/                 813,750
 Aaa     AAA            2,000       University of
                                    Pittsburgh, (FGIC),
                                    5.125%, 6/1/22            1,962,660
--------------------------------------------------------------------------------
                                                            $16,397,438
--------------------------------------------------------------------------------

Insured-Electric Utilities -- 5.2%
--------------------------------------------------------------------------------
 Aaa     AAA          $ 4,000       Beaver, PA, IDA,
                                    (Ohio Edison Co.)
                                    (FGIC), 7.00%, 6/1/21   $ 4,432,080
 Aaa     AAA           10,000       Beaver, PA, IDA,
                                    (Ohio Edison Co.)
                                    (FGIC), 7.05%, 10/1/20   11,669,899
 Aaa     AAA            3,800       Puerto Rico Electric
                                    Power Authority, (FSA),
                                    Variable Rate,
                                    7/1/02/(1)/               4,256,000
--------------------------------------------------------------------------------
                                                            $20,357,979
--------------------------------------------------------------------------------

Insured-General Obligations -- 6.9%
--------------------------------------------------------------------------------
 Aaa     AAA          $ 2,170       Elizabeth Forward, PA,
                                    School District,
                                    (MBIA), 0.00%, 9/1/20   $   641,474
 Aaa     AAA            2,170       Elizabeth Forward, PA,
                                    School District,
                                    (MBIA), 0.00%, 9/1/21       605,061
 Aaa     AAA            2,170       Elizabeth Forward, PA,
                                    School District,
                                    (MBIA), 0.00%, 9/1/22       572,967
 Aaa     AAA            2,170       Elizabeth Forward, PA,
                                    School District,
                                    (MBIA), 0.00%, 9/1/23       542,522
 Aaa     AAA            2,500       Erie, PA, School
                                    District, (MBIA),
                                    0.00%, 5/1/19               801,350
 Aaa     AAA            2,625       Erie, PA, School
                                    District, (MBIA),
                                    0.00%, 5/1/20               789,731
 Aaa     AAA            2,625       Erie, PA, School
                                    District, (MBIA),
                                    0.00%, 5/1/21               745,316
 Aaa     AAA            3,625       Erie, PA, School
                                    District, (MBIA),
                                    0.00%, 5/1/22               974,690
 Aaa     AAA            5,000       Gateway, PA,
                                    School District,
                                    (FGIC), 5.25%, 7/15/27    5,007,550
 Aaa     AAA            5,175       Hazelton, PA,
                                    School District,
                                    (FGIC), 0.00%, 3/1/21     1,482,741
 Aaa     AAA            7,500       Keystone Oaks,
                                    PA, School District,
                                    (AMBAC), Variable
                                    Rate, 9/1/16/(1)/         7,996,875
 Aaa     AAA            1,430       Mars Area, PA,
                                    School District,
                                    (MBIA), 0.00%, 3/1/14       610,396
 Aaa     AAA            1,900       Philadelphia, PA,
                                    (MBIA), 5.00%, 5/15/15    1,866,902
 Aaa     AAA            3,200       Philadelphia, PA,
                                    (MBIA), 5.00%, 5/15/20    3,110,720
 Aaa     AAA              655       Rochester Area,
                                    PA, School District,
                                    (AMBAC), 0.00%, 5/1/10      348,532
 Aaa     AAA            1,000       Venango, PA, (AMBAC),
                                    6.30%, 12/1/19            1,086,410
--------------------------------------------------------------------------------
                                                            $27,183,237
--------------------------------------------------------------------------------

Insured-Hospitals -- 5.4%
--------------------------------------------------------------------------------
 Aaa     AAA          $ 2,000       Allegheny County,
                                    PA, HDA, (MBIA),
                                    5.625%, 4/1/27          $ 2,055,860
 Aaa     AAA            3,750       Allegheny, PA
                                    (Magee-Womens Hospital),
                                    (FGIC), 0.00%, 10/1/15    1,462,725
 Aaa     AAA            1,170       Allegheny, PA,
                                    (Children's Hospital of
                                    Pittsburgh), (MBIA),
                                    6.75%, 7/1/08             1,247,407
 Aaa     AAA            1,400       Armstrong, PA, (Saint
                                    Francis Health Care)
                                    (AMBAC), 6.25%, 6/1/13    1,503,138
 Aaa     AAA            2,500       Armstrong, PA, (Saint
                                    Francis Health Care),
                                    (AMBAC), 6.00%, 8/15/08   2,662,550
 Aaa     AAA              775       Carbon, PA, (Gnaden
                                    Memorial Hospital)
                                    (AMBAC), 7.00%, 11/15/14    851,694
 Aaa     AAA              750       Erie County, PA,
                                    Hospital Authority,
                                    (Hamot Health System),
                                    (AMBAC), 7.10%, 2/15/10     828,278
 Aaa     AAA              230       Lehigh, PA, (Health
                                    East, Inc.) (MBIA),
                                    7.00%, 7/1/15               252,471
 Aaa     AAA            1,000       Montgomery, PA,
                                    (Abington Memorial
                                    Hospital) (AMBAC),
                                    Variable Rate,
                                    6/1/11/(1)/               1,170,000
 Aaa     AAA            5,000       Philadelphia, PA,
                                    Hospital and
                                    Higher Education
                                    Authority, (FGIC),
                                    Variable Rate,
                                    2/15/12/(1)/              5,068,750

                       See notes to financial statements

Pennsylvania Municipals Portfolio as of July 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D

Ratings (Unaudited)   Principal
-------------------   Amount
         Standard     (000
Moody's  & Poor's     omitted)      Security                 Value
--------------------------------------------------------------------------------
Insured-Hospitals (continued)
--------------------------------------------------------------------------------
 Aaa     AAA          $ 1,500       Scranton-Lackawanna,
                                    PA, (Mercy Health),
                                    (MBIA), 6.90%, 1/1/23    $ 1,625,190
 Aaa     AAA            2,550       Washington, PA,
                                    (Shadyside Hospital),
                                    (AMBAC), 5.75%, 12/15/14   2,650,623
--------------------------------------------------------------------------------
                                                             $21,378,686
--------------------------------------------------------------------------------

Insured-Industrial Development Revenue -- 0.3%
--------------------------------------------------------------------------------
 Aaa     AAA          $ 1,000       Delaware, PA,
                                    (Philadelphia Water)
                                    (FGIC), 6.35%, 8/15/25   $ 1,082,480
--------------------------------------------------------------------------------
                                                             $ 1,082,480
--------------------------------------------------------------------------------

Insured-Lease Revenue/Certificates of
Participation -- 2.5%
--------------------------------------------------------------------------------
 Aaa     AAA          $10,000       Commonwealth of
                                    Pennsylvania,
                                    (AMBAC), 5.00%,
                                    7/1/15/(2)/              $ 9,779,700
--------------------------------------------------------------------------------
                                                             $ 9,779,700
--------------------------------------------------------------------------------

Insured-Water and Sewer -- 3.2%
--------------------------------------------------------------------------------
 Aaa     AAA          $ 3,000       Bethlehem, PA, Water
                                    Authority, (MBIA),
                                    5.20%, 11/15/21          $ 2,946,960
 Aaa     AAA            3,960       Philadelphia, PA, Water
                                    and Wastewater, (CGIC),
                                    5.00%, 6/15/16             3,865,237
 Aaa     AAA            2,500       Philadelphia, PA, Water
                                    and Wastewater, (CGIC),
                                    Variable Rate,
                                    6/15/12/(1)/               2,656,250
 Aaa     AAA            3,490       Pittsburgh, PA, Water
                                    and Sewer Authority,
                                    (FGIC), 4.75%, 9/1/16      3,309,323
--------------------------------------------------------------------------------
                                                             $12,777,770
--------------------------------------------------------------------------------

Life Care -- 2.0%
--------------------------------------------------------------------------------
 NR      NR           $ 4,050       Delaware, PA, (White
                                    Horse Village), 7.50%,
                                    7/1/18                   $ 4,290,003
 NR      BBB+           3,620       Delaware, PA, HFA,
                                    5.75%, 12/15/22            3,619,240
--------------------------------------------------------------------------------
                                                             $ 7,909,243
--------------------------------------------------------------------------------

Nursing Homes -- 2.5%
--------------------------------------------------------------------------------
 NR      NR           $ 3,500       Montgomery, PA, IDA
                                    (Advancement of
                                    Geriatric Health Care
                                    Institute), 8.375%,
                                    7/1/23                   $ 3,808,175
 NR      NR             1,190       Philadelphia, PA,
                                    (The Philadelphia
                                    Protestant Home
                                    Project), 8.625%,
                                    7/1/21                     1,280,345
 NR      NR             1,460       Westmoreland, PA,
                                    (Highland Health
                                    Systems, Inc.),
                                    9.25%, 6/1/22              1,636,280
 NR      NR             2,750       Wilkins Area, PA,
                                    IDA, (Fairview
                                    Extended Care),
                                    10.25%, 1/1/21             3,271,620
--------------------------------------------------------------------------------
                                                             $ 9,996,420
--------------------------------------------------------------------------------

Pooled Loans -- 5.0%
--------------------------------------------------------------------------------
 NR      A            $16,950       Pennsylvania Finance
                                    Authority, Beaver
                                    County, 6.60%, 11/1/09   $18,647,372
 NR      AA+              870       Pennsylvania
                                    Infrastructure
                                    Investment Authority,
                                    (Pennvest), 6.80%,
                                    9/1/10                       961,707
--------------------------------------------------------------------------------
                                                             $19,609,079
--------------------------------------------------------------------------------

Special Tax Revenue -- 0.1%
--------------------------------------------------------------------------------
 Baa1    BBB+         $   500       Puerto Rico Special Tax
                                    Revenue, 7.50%, 7/1/09   $   526,850
--------------------------------------------------------------------------------
                                                             $   526,850
--------------------------------------------------------------------------------

Transportation -- 1.4%
--------------------------------------------------------------------------------
 Baa3    BBB-         $ 4,000       Puerto Rico Port
                                    Authority, (American
                                    Airlines), (AMT),
                                    6.25%, 6/1/26            $ 4,291,040
 Baa3    BBB-           1,000       Puerto Rico Port
                                    Authority, (American
                                    Airlines), (AMT),
                                    6.30%, 6/1/23              1,059,730
--------------------------------------------------------------------------------
                                                             $ 5,350,770
--------------------------------------------------------------------------------

                       See notes to financial statements

Pennsylvania Municipals Portfolio as of July 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)   Principal
-------------------   Amount
         Standard     (000
Moody's  & Poor's     omitted)      Security                 Value
--------------------------------------------------------------------------------
Total Tax-Exempt Investments -- 100%
   (identified cost $359,688,720)                            $394,760,375
--------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The portfolio invests primarily in debt securities issued by Pennsylvania municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by the economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 1997, 31.1% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institution ranged from 1.1% to 12.7%.

/(1)/ Security has been issued as an inverse floater bond.
/(2)/ Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.


                       See notes to financial statements

Texas Municipals Portfolio as of July 31, 1997

PORTFOLIO OF INVESTMENTS


Tax-Exempt Investments -- 100.0%

Rating (Unaudited)  Principal
------------------  Amount
         Standard   (000
Moody's  & Poor's   omitted)      Security                          Value
--------------------------------------------------------------------------------
Assisted Living -- 2.6%
--------------------------------------------------------------------------------
 NR      NR         $  500        Bell County, TX,
                                  Health Facilities,
                                  (Care Institute,
                                  Inc.),
                                  9.00%, 11/1/24                    $  564,935
--------------------------------------------------------------------------------
                                                                    $  564,935
--------------------------------------------------------------------------------

Education -- 3.4%
--------------------------------------------------------------------------------
 A       NR         $  700        Brazos, TX, Higher
                                  Education
                                  Authority, (AMT),
                                  6.50%, 6/1/04                     $  756,098
--------------------------------------------------------------------------------
                                                                    $  756,098
--------------------------------------------------------------------------------

Electric Utilities -- 2.2%
--------------------------------------------------------------------------------
 NR      BBB        $  500        Guam Power
                                  Authority,
                                  5.25%, 10/1/23                    $  484,075
--------------------------------------------------------------------------------
                                                                    $  484,075
--------------------------------------------------------------------------------

Escrowed / Prerefunded -- 5.0%
--------------------------------------------------------------------------------
 NR      NR         $  200        Bexar County, TX,
                                  Health Facilities,
                                  (St. Luke's
                                  Lutheran),
                                  7.00%, 5/1/21                     $  241,542
 Aaa     NR          1,000        Central Texas
                                  Housing Corp.,
                                  (Single Family),
                                  0.00%, 9/1/16                        360,060
 Aaa     AAA            85        Harris County, TX,
                                  Toll Road Unlimited
                                  Tax and Subordinate
                                  Lien, (AMBAC),
                                  6.625%, 8/15/17                       86,791
 Aaa     AAA           200        Montgomery County,
                                  TX, Hospital
                                  District, (FSA),
                                  6.625%, 4/1/17                       223,504
 Aaa     AAA           150        Texas National
                                  Research Lab Super
                                  Collider, 6.95%,
                                  12/1/12                              177,209
--------------------------------------------------------------------------------
                                                                    $1,089,106
--------------------------------------------------------------------------------

General Obligations -- 9.5%
--------------------------------------------------------------------------------
 Aaa     AAA        $1,000        Bastrop, TX,
                                  Independent School
                                  District U.T.G.O.,
                                  (PSF), 0.00%,
                                  2/15/13                           $  449,680
 NR      NR            500        Leander, TX,
                                  6.75%, 8/15/16                       533,980
 Aa2     AA            690        Texas Veterans'
                                  Housing Assistance
                                  U.T., (AMT), 6.70%,
                                  12/1/24                              729,937
 Aa2     AA            360        Texas Veterans'
                                  Housing Assistance
                                  U.T., (AMT), 6.80%,
                                  12/1/23                              382,021
--------------------------------------------------------------------------------
                                                                    $2,095,618
--------------------------------------------------------------------------------

Hospitals -- 12.9%
--------------------------------------------------------------------------------
 NR      BBB+       $  500        Denison, TX,
                                  Hospital Authority,
                                  (Texoma Medical
                                  Center), 6.125%,
                                  8/15/17                           $  513,220
 NR      BBB+          500        Denison, TX,
                                  Hospital Authority,
                                  (Texoma Medical
                                  Center), 7.10%,
                                  8/15/24                              546,230
 Aaa     NR            100        Ector County, TX,
                                  Hospital District,
                                  7.30%, 4/15/12                       114,678
 A2      A-            100        Harris County, TX,
                                  Hospital District,
                                  (Memorial), 7.125%,
                                  6/1/15                               115,751
 Aa      NR            975        Port Arthur, TX,
                                  Health Facilities,
                                  (FHA), 6.50%,
                                  8/1/24                             1,041,056
 A2      NR            500        Tarrant County, TX,
                                  Methodist Health
                                  System, 6.00%,
                                  9/1/24                               515,135
--------------------------------------------------------------------------------
                                                                    $2,846,070
--------------------------------------------------------------------------------

Housing -- 13.3%
--------------------------------------------------------------------------------
 NR      AAA        $   80        Bexar County, TX, HFC,
                                  8.10%, 3/1/24                     $   85,558
 NR      AAA           500        Dallas, TX, HFC, (GNMA),
                                  7.95%, 12/1/23/(1)/                  534,025
 NR      AAA           150        North Central, TX, HFC, (GNMA),
                                  7.875%, 10/1/22                      159,711
 Aaa     AAA            50        Puerto Rico Housing Finance Corp.,
                                  Single Family Mortgage Revenue,
                                  (GNMA), 6.85%, 10/15/23               52,902
 NR      A             500        Texas Department of Housing and
                                  Community Affairs, NHP Foundation-
                                  Asmara Project, 6.40%, 1/1/27        523,065
 NR      A             750        Travis County, TX, HFC
                                  Multifamily, (Travis Station
                                  Apartments), 6.75%, 4/1/19           789,570
 NR      AAA           725        Travis County, TX, HFC, (GNMA)
                                  (FNMA), 7.05%, 12/1/25               777,345
--------------------------------------------------------------------------------
                                                                    $2,922,176
--------------------------------------------------------------------------------

Industrial Development Revenue / Pollution
Control Revenue -- 12.0%
--------------------------------------------------------------------------------
 Baa1    BBB        $  450        Gulf Coast, TX, Waste Disposal
                                  Authority, (Champion
                                  International) (AMT),
                                  7.25%, 4/1/17                     $  491,787
--------------------------------------------------------------------------------
 A2      A+          1,000        Port Corpus Christi, TX, (Hoechst
                                  Celanese Corp.) (AMT),
                                  6.875%, 4/1/17                     1,086,870
--------------------------------------------------------------------------------
 NR      A           1,000        Trinity River Authority, TX,
                                  (PCR) (AMT), 6.20%, 3/1/20         1,052,260
--------------------------------------------------------------------------------
                                                                    $2,630,917
--------------------------------------------------------------------------------

                       See notes to financial statements

Texas Municipals Portfolio as of July 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D

Rating (Unaudited)  Principal
------------------  Amount
         Standard   (000
Moody's  & Poor's   omitted)      Security                          Value
--------------------------------------------------------------------------------
Insured-Electric Utilities -- 20.3%
--------------------------------------------------------------------------------
 Aaa     AAA      $1,000          Austin, TX, Combined Utility,
                                  (AMBAC), 6.75%, 11/15/12/(2)/     $1,164,659
--------------------------------------------------------------------------------
 Aaa     AAA       1,000          Austin, TX, Utility System,
                                  (FGIC), 6.25%, 5/15/16/(3)/        1,099,110
--------------------------------------------------------------------------------
 Aaa     AAA         500          Lower Colorado River Authority
                                  Junior Lien, TX, (FGIC), 0.00%,
                                  1/1/12                               239,880
--------------------------------------------------------------------------------
 Aaa     AAA       1,000          San Antonio, TX, Electric and
                                  Natural Gas, (MBIA), 5.375%,
                                  2/1/18                             1,006,780
--------------------------------------------------------------------------------
 Aaa     AAA       1,395          Texas Municipal Power Agency,
                                  (MBIA), 0.00%, 9/1/13                609,992
--------------------------------------------------------------------------------
 Aaa     AAA       1,000          Texas Municipal Power Agency,
                                  (MBIA), 0.00%, 9/1/17                346,340
--------------------------------------------------------------------------------
                                                                    $4,466,761
--------------------------------------------------------------------------------

Insured-Hospitals -- 7.5%
--------------------------------------------------------------------------------
 Aaa     AAA      $  500          Harris County, TX, HFC, (Hermann
                                  Hospital) (MBIA), 6.375%, 10/1/24 $  542,250
--------------------------------------------------------------------------------
 Aaa     AAA       1,000          Tyler County, TX, HFC, (Mother
                                  Frances Hospital) (FGIC),
                                  6.50%, 7/1/22                      1,102,889
--------------------------------------------------------------------------------
                                                                    $1,645,139
--------------------------------------------------------------------------------

Lease Revenue /
Certificates of Participation -- 1.2%
--------------------------------------------------------------------------------
 NR      BBB-     $  250          Rio Grande, TX, Independent School
                                  District Lease, 6.75%, 7/15/10    $  267,135
--------------------------------------------------------------------------------
                                                                    $  267,135
--------------------------------------------------------------------------------

Transportation -- 10.1%
--------------------------------------------------------------------------------
 NR      NR       $  250          Abia Dev. Corp., TX, (Austin
                                  Cargoport), 9.25%, 10/1/21        $  275,498
--------------------------------------------------------------------------------
 Baa2    BBB-        505          Alliance Airport Authority,
                                  (American Airlines) (AMT),
                                  7.50%, 12/1/29                       549,773
--------------------------------------------------------------------------------
 Baa2    BBB-        225          Dallas-Fort Worth, TX, Airport,
                                  (American Airlines) (AMT),
                                  7.50%, 11/1/25                       244,589
--------------------------------------------------------------------------------
 Baa3    BB+         300          Dallas-Fort Worth, TX, Airport,
                                  (Delta Airlines) (AMT), 7.125%,
                                  11/1/26                              322,206
--------------------------------------------------------------------------------
 NR      BBB         755          Guam Airport Authority, (AMT),
                                  6.70%, 10/1/23                       813,807
--------------------------------------------------------------------------------
 Aa2     AA           25          Harris County, TX, Toll Road
                                  Subordinate Lien, 6.75%, 8/1/14       27,525
--------------------------------------------------------------------------------
                                                                    $2,233,398
--------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100%
   (identified cost $20,172,048)                                   $22,001,428
--------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

HFC - Housing Finance Corporation

The Portfolio invests primarily in debt securities issued by Texas municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 1997, 33.9% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institution ranged from 1.0% to 11.4% of total investments.

(1) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
(2) When-issued security.
(3) Security has been segregated to cover when-issued securities.

                       See notes to financial statements

EV Municipals Portfolios as of July 31, 1997

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

As of July 31, 1997


                                                    Arizona          Colorado      Connecticut         Michigan
                                                   Portfolio        Portfolio       Portfolio         Portfolio
----------------------------------------------------------------------------------------------------------------------
Assets
----------------------------------------------------------------------------------------------------------------------
Investments --
    Identified cost                              $ 100,333,893    $  38,187,386    $ 162,032,152     $ 133,350,836
    Unrealized appreciation                         10,701,415        3,910,265        9,570,406        13,046,983
----------------------------------------------------------------------------------------------------------------------
Investments, at value (Note 1A)                  $ 111,035,308    $  42,097,651    $ 171,602,558     $ 146,397,819
----------------------------------------------------------------------------------------------------------------------
Cash                                             $     396,176    $         876    $     973,034     $   1,695,930
Receivable for investments sold                             --              --           905,692               --
Interest receivable                                  1,081,951          542,137        2,018,844         2,196,361
Deferred organization expenses (Note 1D)                   887              229            1,574             1,508
----------------------------------------------------------------------------------------------------------------------
Total assets                                     $ 112,514,322    $  42,640,893    $ 175,501,702     $ 150,291,618
----------------------------------------------------------------------------------------------------------------------


Liabilities
----------------------------------------------------------------------------------------------------------------------
Demand note payable (Note 5)                     $          --    $       3,000    $     478,000     $         --
Payable for daily variation margin on open
    financial futures contracts (Note 1E)               34,875           12,375           31,125            54,605
Payable to affiliate for Trustees' fees (Note 2)           735              --               --                956
Accrued expenses                                         6,919            1,074           14,987            12,411
----------------------------------------------------------------------------------------------------------------------
Total liabilities                                $      42,529    $      16,449    $     524,112     $      67,972
----------------------------------------------------------------------------------------------------------------------
Net Assets applicable to investors' interest in
    Portfolio                                    $ 112,471,793    $  42,624,444    $ 174,977,590     $ 150,223,646
----------------------------------------------------------------------------------------------------------------------


Sources of Net Assets
----------------------------------------------------------------------------------------------------------------------
Net proceeds from capital contributions and
    withdrawals                                  $ 102,398,651    $  38,937,115    $ 165,967,901     $ 138,179,628
Net unrealized appreciation of investments and
    financial futures contracts (computed on the
    basis of identified cost)                       10,073,142        3,687,329        9,009,689        12,044,018
----------------------------------------------------------------------------------------------------------------------
Total                                            $ 112,471,793    $  42,624,444    $ 174,977,590     $ 150,223,646
----------------------------------------------------------------------------------------------------------------------


                       See notes to financial statements

--------------------------------------------------------------------------------
EV Municipals Portfolios as of July 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Assets and Liabilities

As of July 31, 1997

                                                     Minnesota         New Jersey       Pennsylvania        Texas
                                                     Portfolio         Portfolio         Portfolio         Portfolio
-------------------------------------------------------------------------------------------------------------------------
Assets
-------------------------------------------------------------------------------------------------------------------------
Investments --
    Identified cost                               $  63,057,066     $ 316,103,220     $ 359,688,720      $ 20,172,048
    Unrealized appreciation                           6,537,383        32,866,193        35,071,655         1,829,380
-------------------------------------------------------------------------------------------------------------------------
Investment at value (Note 1A)                     $  69,594,449     $ 348,969,413     $ 394,760,375      $ 22,001,428
-------------------------------------------------------------------------------------------------------------------------
Cash                                              $         330     $         266     $         385      $    520,405
Receivable for investments sold                         416,080               --          5,939,677               --
Interest receivable                                     815,179         4,381,706         5,229,597           341,723
Deferred organization expenses (Note 1D)                    309             2,330             2,988               209
-------------------------------------------------------------------------------------------------------------------------
Total assets                                      $  70,826,347     $ 353,353,715     $ 405,933,022      $ 22,863,765
-------------------------------------------------------------------------------------------------------------------------


Liabilities
-------------------------------------------------------------------------------------------------------------------------
Payable for when-issued securities (Note 1G)      $          --     $         --      $         --       $  1,046,570
Payable for investments purchased                            --               --          1,602,746               --
Demand note payable (Note 5)                            131,000           540,000         1,962,000           134,000
Payable for daily variation margin on open
    financial futures contracts (Note 1E)                15,937            24,375           140,413             4,500
Payable to affiliate for Trustees' fees (Note 2)            568             1,455             1,621                13
Accrued expenses                                          5,168            15,815             5,502             2,541
-------------------------------------------------------------------------------------------------------------------------
Total liabilities                                 $     152,673     $     581,645     $   3,712,282      $  1,187,624
-------------------------------------------------------------------------------------------------------------------------
Net Assets applicable to investors' interest in
    Portfolio                                     $  70,673,674     $ 352,772,070     $ 402,220,740      $ 21,676,141
-------------------------------------------------------------------------------------------------------------------------


Sources of Net Assets
-------------------------------------------------------------------------------------------------------------------------
Net proceeds from capital contributions and
    withdrawals                                   $  64,605,947     $ 320,953,467     $ 369,728,139      $ 19,927,829
Net unrealized appreciation of investments and
    financial futures contracts (computed on the
    basis of identified cost)                         6,067,727        31,818,603        32,492,601         1,748,312
-------------------------------------------------------------------------------------------------------------------------
Total                                             $  70,673,674     $ 352,772,070     $ 402,220,740      $ 21,676,141
-------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Municipals Portfolios  as of July 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Operations

For the Year Ended July 31, 1997



                                                   Arizona           Colorado         Connecticut         Michigan
                                                  Portfolio          Portfolio         Portfolio          Portfolio
----------------------------------------------------------------------------------------------------------------------
Investment Income (Note 1B)
----------------------------------------------------------------------------------------------------------------------
Interest                                       $  7,268,691       $  2,695,514      $ 10,879,408       $  9,610,630
----------------------------------------------------------------------------------------------------------------------
Total investment income                        $  7,268,691       $  2,695,514      $ 10,879,408       $  9,610,630
----------------------------------------------------------------------------------------------------------------------


Expenses
----------------------------------------------------------------------------------------------------------------------
Investment adviser fee (Note 2)                $    482,775       $    113,698      $    771,883       $    676,686
Compensation of Trustees not members of the
   Investment Adviser's organization (Note 2)         8,703              1,648             9,552             11,340
Custodian fee (Note 1I)                              61,116             25,407            96,161             77,993
Legal and accounting services                        24,111             20,821            26,538             27,761
Bond pricing                                          9,660              4,225            10,253              9,457
Amortization of organization expenses(Note 1D)        1,792                617             2,621              2,493
Registration fees                                       125               --                --                 --
Miscellaneous                                         8,675              5,055            45,398             30,088
----------------------------------------------------------------------------------------------------------------------
Total expenses                                 $    596,957       $    171,471      $    962,406       $    835,818
----------------------------------------------------------------------------------------------------------------------
Deduct --
   Reduction of custodian fee (Note 1I)        $     11,039       $     15,644      $      8,505       $     23,524
----------------------------------------------------------------------------------------------------------------------
Total expense reductions                       $     11,039       $     15,644      $      8,505       $     23,524
----------------------------------------------------------------------------------------------------------------------


Net expenses                                   $    585,918       $    155,827      $    953,901       $    812,294
----------------------------------------------------------------------------------------------------------------------


Net investment income                          $  6,682,773       $  2,539,687      $  9,925,507       $  8,798,336
----------------------------------------------------------------------------------------------------------------------


Realized and Unrealized
Gain (Loss) on Investments
----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                              $  1,885,489       $    778,185      $  1,328,014       $  2,069,770
   Financial futures contracts                   (1,086,932)          (331,557)         (855,720)        (2,033,737)
----------------------------------------------------------------------------------------------------------------------
Net realized gain on investment transactions   $    799,157       $    446,628      $    472,294       $     36,033
----------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments                                 $  5,208,662       $  2,272,499      $  7,521,283       $  7,002,953
   Financial futures contracts                     (270,132)          (176,826)         (452,852)          (526,094)
----------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation
   (depreciation) of investments               $  4,938,530       $  2,095,673      $  7,068,431       $  6,476,859
----------------------------------------------------------------------------------------------------------------------


Net realized and unrealized gain on
   investments                                 $  5,737,687       $  2,542,301      $  7,540,725       $  6,512,892
----------------------------------------------------------------------------------------------------------------------


Net increase in net assets from
   operations                                  $ 12,420,460       $  5,081,988      $ 17,466,232       $ 15,311,228
----------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Municipals Portfolios  as of July 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Operations

For the Year Ended July 31, 1997

                                                         Minnesota           New Jersey         Pennsylvania           Texas
                                                         Portfolio           Portfolio           Portfolio           Portfolio
-------------------------------------------------------------------------------------------------------------------------------
Investment Income (Note 1B)
-------------------------------------------------------------------------------------------------------------------------------
Interest                                              $  4,433,353        $ 23,413,127        $ 27,256,842        $  1,395,209
-------------------------------------------------------------------------------------------------------------------------------
Total investment income                               $  4,433,353        $ 23,413,127        $ 27,256,842        $  1,395,209
-------------------------------------------------------------------------------------------------------------------------------


Expenses
-------------------------------------------------------------------------------------------------------------------------------
Investment adviser fee (Note 2)                       $    252,187        $  1,707,028        $  1,982,739        $     41,158
Compensation of Trustees not members of the
    Investment Adviser's organization (Note 2)               6,729              17,286              19,254                  40
Custodian fee (Note 1I)                                     40,161             158,061             183,435              14,279
Legal and accounting services                               19,651              36,962              36,295              15,512
Bond pricing                                                 8,491              12,311              10,543               6,034
Amortization of organization expenses (Note 1D)              1,019               4,464               5,278                 602
Interest expense (Note 5)                                       --                  --                  --               4,889
Miscellaneous                                               11,757              46,155              82,289               1,636
-------------------------------------------------------------------------------------------------------------------------------
Total expenses                                        $    339,995        $  1,982,267        $  2,319,833        $     84,150
-------------------------------------------------------------------------------------------------------------------------------
Deduct --
    Reduction of custodian fee (Note 1I)              $     19,539        $     53,187        $    183,435        $      5,671
-------------------------------------------------------------------------------------------------------------------------------
Total expense reductions                              $     19,539        $     53,187        $    183,435        $      5,671
-------------------------------------------------------------------------------------------------------------------------------

Net expenses                                          $    320,456        $  1,929,080        $  2,136,398        $     78,479
-------------------------------------------------------------------------------------------------------------------------------

Net investment income                                 $  4,112,897        $ 21,484,047        $ 25,120,444        $  1,316,730
-------------------------------------------------------------------------------------------------------------------------------


Realized and Unrealized
Gain (Loss) on Investments
-------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified
       cost basis)                                    $    648,772        $  4,417,150        $  4,052,612        $    158,144
    Financial futures contracts                           (620,151)         (2,432,682)         (5,166,232)           (170,143)
-------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions   $     28,621        $  1,984,468        $ (1,113,620)       $    (11,999)
-------------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
    Investments                                       $  3,179,004        $ 15,063,481        $ 20,122,717        $  1,183,287
    Financial futures contracts                           (392,847)           (859,551)         (1,367,008)            (68,884)
-------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation
    (depreciation) of investments                     $  2,786,157        $ 14,203,930        $ 18,755,709        $  1,114,403
-------------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain on investments       $  2,814,778        $ 16,188,398        $ 17,642,089        $  1,102,404
-------------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from operations            $  6,927,675        $ 37,672,445        $ 42,762,533        $  2,419,134
-------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Municipals Portfolios as of July 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended July 31, 1997


Increase (Decrease) in Net Assets            Arizona Portfolio    Colorado Portfolio    Connecticut Portfolio    Michigan Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                      $   6,682,773         $   2,539,687            $   9,925,507         $   8,798,336
    Net realized gain on investment
     transactions                                    799,157               446,628                  472,294                36,033
    Net change in unrealized appreciation
        (depreciation) of investments              4,938,530             2,095,673                7,068,431             6,476,859
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations     $  12,420,460         $   5,081,988            $  17,466,232         $  15,311,228
-----------------------------------------------------------------------------------------------------------------------------------
Capital transactions --
    Contributions                              $   7,001,783         $   4,009,912            $   9,762,822         $   3,699,109
    Withdrawals                                  (36,811,997)          (11,883,030)             (39,868,349)          (42,251,299)
-----------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from capital
 transactions                                  $ (29,810,214)        $  (7,873,118)           $ (30,105,527)        $ (38,552,190)
-----------------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets                     $ (17,389,754)        $  (2,791,130)           $ (12,639,295)        $ (23,240,962)
-----------------------------------------------------------------------------------------------------------------------------------


Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
At beginning of year                           $ 129,861,547         $  45,415,574            $ 187,616,885         $ 173,464,608
-----------------------------------------------------------------------------------------------------------------------------------
At end of year                                 $ 112,471,793         $  42,624,444            $ 174,977,590         $ 150,223,646
-----------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Municipals Portfolios as of July 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended July 31, 1997


Increase (Decrease) in Net Assets           Minnesota Portfolio    New Jersey Portfolio    Pennsylvania Portfolio    Texas Portfolio
------------------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                       $   4,112,897           $  21,484,047             $  25,120,444      $   1,316,730
    Net realized gain (loss) on investment
     transactions                                      28,621               1,984,468                (1,113,620)           (11,999)
    Net change in unrealized appreciation
        (depreciation) of investments               2,786,157              14,203,930                18,755,709          1,114,403
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations      $   6,927,675           $  37,672,445             $  42,762,533      $   2,419,134
------------------------------------------------------------------------------------------------------------------------------------
Capital transactions --
    Contributions                               $   4,877,845           $  20,443,481             $  19,109,521      $   1,759,693
    Withdrawals                                   (17,221,919)            (91,588,197)             (107,833,175)        (6,869,522)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from capital
 transactions                                   $ (12,344,074)          $ (71,144,716)            $ (88,723,654)     $  (5,109,829)
------------------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets                      $  (5,416,399)          $ (33,472,271)            $ (45,961,121)     $  (2,690,695)
------------------------------------------------------------------------------------------------------------------------------------


Net Assets
------------------------------------------------------------------------------------------------------------------------------------
At beginning of year                            $  76,090,073           $ 386,244,341             $ 448,181,861      $  24,366,836
------------------------------------------------------------------------------------------------------------------------------------
At end of year                                  $  70,673,674           $ 352,772,070             $ 402,220,740      $  21,676,141
------------------------------------------------------------------------------------------------------------------------------------


                       See notes to financial statements

EV Municipals Portfolios as of July 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended July 31, 1996


Increase (Decrease) in Net Assets          Arizona Portfolio    Colorado Portfolio    Connecticut Portfolio    Michigan Portfolio
----------------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                    $   7,710,632         $   2,697,672            $  10,721,638         $  10,187,783
    Net realized gain (loss) on investment
     transactions                                  901,764               299,431                     (814)            2,810,989
    Net change in unrealized appreciation
        (depreciation) of investments            1,257,563               402,252                3,384,135               971,245
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations   $   9,869,959         $   3,399,355            $  14,104,959         $  13,970,017
----------------------------------------------------------------------------------------------------------------------------------
Capital transactions --
    Contributions                            $   9,272,110         $   5,588,344            $  11,976,667         $   7,755,466
    Withdrawals                                (33,801,537)           (9,649,291)             (33,740,530)          (39,523,856)
----------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from capital
 transactions                                $ (24,529,427)        $  (4,060,947)           $ (21,763,863)        $ (31,768,390)
----------------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets                   $ (14,659,468)        $    (661,592)           $  (7,658,904)        $ (17,798,373)
----------------------------------------------------------------------------------------------------------------------------------


Net Assets
----------------------------------------------------------------------------------------------------------------------------------
At beginning of year                         $ 144,521,015         $  46,077,166            $ 195,275,789         $ 191,262,981
----------------------------------------------------------------------------------------------------------------------------------
At end of year                               $ 129,861,547         $  45,415,574            $ 187,616,885         $ 173,464,608
----------------------------------------------------------------------------------------------------------------------------------





                       See notes to financial statements

EV Municipals Portfolios as of July 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended July 31, 1996


Increase (Decrease) in Net Assets            Minnesota Portfolio   New Jersey Portfolio   Pennsylvania Portfolio   Texas Portfolio
----------------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                        $   4,601,643          $  23,488,315            $  28,316,855     $   1,575,243
    Net realized gain (loss) on investment
     transactions                                      410,797               (316,728)               5,992,215           342,298
    Net change in unrealized appreciation
        (depreciation) of investments                  697,008              3,926,712                 (244,311)          178,638
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations       $   5,709,448          $  27,098,299            $  34,064,759     $   2,096,179
----------------------------------------------------------------------------------------------------------------------------------
Capital transactions --
    Contributions                                $   5,070,544          $  25,074,635            $  20,910,102     $   1,285,449
    Withdrawals                                    (17,657,615)           (76,967,015)            (109,043,304)       (7,241,813)
----------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from capital
 transactions                                    $ (12,587,071)         $ (51,892,380)           $ (88,133,202)    $  (5,956,364)
----------------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets                       $  (6,877,623)         $ (24,794,081)           $ (54,068,443)    $  (3,860,185)
----------------------------------------------------------------------------------------------------------------------------------


Net Assets
----------------------------------------------------------------------------------------------------------------------------------
At beginning of year                             $  82,967,696          $ 411,038,422            $ 502,250,304     $  28,227,021
----------------------------------------------------------------------------------------------------------------------------------
At end of year                                   $  76,090,073          $ 386,244,341            $ 448,181,861     $  24,366,836
----------------------------------------------------------------------------------------------------------------------------------


                       See notes to financial statements

EV Municipals Portfolios as of July 31, 1997

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                               Arizona Portfolio                           Colorado Portfolio
                                 --------------------------------------------   -------------------------------------------

                                                   Year Ended                                    Year Ended
                                 --------------------------------------------   -------------------------------------------
                                             July 31,               Sept. 30,               July 31,              Sept. 30,
                                 --------------------------------   ---------   --------------------------------  ---------
                                 1997     1996     1995     1994*     1993**    1997     1996     1995     1994*    1993**
---------------------------------------------------------------------------------------------------------------------------


Ratios to average daily
net assets:
---------------------------------------------------------------------------------------------------------------------------
Expenses /(1)/                    0.50%    0.51%    0.52%    0.46%+    0.42%+    0.40%    0.40%    0.25%    0.02%+   0.06%+

Net expenses, after
     custodian fee reduction      0.49%    0.50%      --       --        --      0.36%    0.36%      --       --       --

Net investment income             5.56%    5.53%    5.81%    5.43%+    5.46%+    5.86%    5.75%    6.05%    5.73%+   5.60%+

Portfolio Turnover                  10%      18%      22%      23%      107%       14%      53%      52%      23%      10%
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of year
   (000s omitted)             $112,472 $129,862 $144,521 $154,068  $133,539   $42,624  $45,416  $46,077  $44,399  $24,346
---------------------------------------------------------------------------------------------------------------------------

++ The operating expenses of the Colorado Portfolio may reflect a reduction of the Investment Advisor fee and/or an allocation of expenses to the Investment Advisor. Had such action not been taken, the ratios would have been as follows:

Expenses /(1)/                                                                            0.42%    0.40%    0.35%+   0.35%+
Net expenses, after custodian fee reduction                                               0.38%      --       --       --

Net investment income                                                                     5.73%    5.90%    5.40%+   5.31%+

--------------------------------------------------------------------------------
+      Annualized.
*      For the ten months ended July 31, 1994.
** For the period from the start of business, February 1, 1993, to September 30, 1993.
/(1)/ The expense ratios for the years ended July 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.




                       See notes to financial statements

EV Municipals Portfolios as of July 31, 1997

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                               Connecticut Portfolio                              Michigan Portfolio
                                 -------------------------------------------------   ----------------------------------------------

                                                     Year Ended                                       Year Ended
                                 -------------------------------------------------   ----------------------------------------------
                                                  July 31,               Sept. 30,               July 31,                 Sept. 30,
                                 ------------------------------------    ---------   ----------------------------------  -----------
                                 1997      1996      1995       1994*      1993**    1997      1996      1995      1994*     1993**
------------------------------------------------------------------------------------------------------------------------------------


Ratios to average daily
net assets:
------------------------------------------------------------------------------------------------------------------------------------
Expenses /(1)/                   0.53%     0.52%     0.53%      0.47%+     0.46%+    0.52%     0.54%     0.48%     0.47%+    0.44%+

Net expenses, after
    custodian fee reduction      0.53%     0.50%       --         --         --      0.50%     0.52%       --        --        --

Net investment income            5.50%     5.49%     5.77%      5.40%+     5.45%+    5.45%     5.50%     5.85%     5.48%+    5.46%+

Portfolio Turnover                 11%       23%       29%        10%        10%       16%       49%       54%       45%       20%
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year
    (000s omitted)           $174,978  $187,617  $195,276   $192,038   $159,848  $150,224  $173,465  $191,263  $204,032  $187,665
------------------------------------------------------------------------------------------------------------------------------------

+      Annualized.
*      For the ten months ended July 31, 1994.
** For the period from the start of business, February 1, 1993, to September 30, 1993.
/(1)/ The expense ratios for the years ended July 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.



                       See notes to financial statements

EV Municipals Portfolios as of July 31, 1997

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                                Minnesota Portfolio                              New Jersey Portfolio
                                 ------------------------------------------------   -----------------------------------------------

                                                    Year Ended                                        Year Ended
                                 ------------------------------------------------   -----------------------------------------------
                                              July 31,                  Sept. 30,                 July 31,                Sept. 30,
                                 ------------------------------------   ---------   -----------------------------------   ---------
                                 1997      1996      1995       1994*     1993**    1997       1996      1995      1994*     1993**
------------------------------------------------------------------------------------------------------------------------------------


Ratios to average daily
net assets:
------------------------------------------------------------------------------------------------------------------------------------
Expenses /(1)/                   0.47%     0.48%     0.47%      0.45%+    0.40%+     0.54%     0.53%     0.52%     0.50%+     0.50%+

Net expenses, after
    custodian fee reduction      0.44%     0.46%       --         --        --       0.52%     0.52%       --        --         --

Net investment income            5.71%     5.69%     5.83%      5.50%+    5.58%+     5.84%     5.82%     5.96%     5.62%+     5.67%+

Portfolio Turnover                 22%       45%       76%        20%       10%        24%       39%       54%       25%        12%
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year
   (000s omitted)             $70,674   $76,090   $82,968    $84,005   $67,019   $352,772  $386,244  $411,038  $423,854   $393,677
------------------------------------------------------------------------------------------------------------------------------------

+     Annualized.
*     For the ten months ended July 31, 1994.
** For the period from the start of business, February 1, 1993, to September 30, 1993.
/(1)/ The expense ratios for the year ended July 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.


                       See notes to financial statements

EV Municipals Portfolios as of July 31, 1997

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                           Pennsylvania Portfolio                             Texas Portfolio
                                 ---------------------------------------------   -----------------------------------------------

                                                 Year Ended                                      Year Ended
                                 ---------------------------------------------   -----------------------------------------------
                                              July 31,                 Sept. 30,               July 31,               Sept. 30,
                                 ------------------------------------  ---------  ---------------------------------  -----------
                                  1997     1996     1995       1994*     1993**    1997     1996     1995     1994*    1993**
--------------------------------------------------------------------------------------------------------------------------------


Ratios to average daily
net assets:
----------------------------------------------------------------------------------------------------------------------------------
Expenses /(1)/                    0.55%    0.54%    0.49%       0.48%+    0.50%+    0.37%    0.32%    0.08%    0.00%+   0.03%+

Net expenses, after
    custodian fee reduction       0.51%    0.50%       --         --        --      0.35%    0.27%      --       --       --

Net investment income             5.96%    5.90%     6.02%      5.66%+    5.71%+    5.79%    5.81%    6.20%    5.69%+   5.82%+

Portfolio Turnover                  17%      30%       44%        21%       17%       17%      39%      49%      27%       8%
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year
   (000s omitted)             $402,221  $448,182  $502,250  $536,786  $497,001   $21,676  $24,367  $28,227  $27,589  $16,029
--------------------------------------------------------------------------------------------------------------------------------

++ The operating expenses of the Texas Portfolio may reflect a reduction of the Investment Adviser fee and/or an allocation of expenses to the Investment Adviser. Had such action not been taken, the ratios would have been as follows:

Expenses /(1)/                                                                               0.42%    0.35%    0.37%+   0.42%+
Expenses after custodian fee reduction                                                       0.37%      --       --       --

Net investment income                                                                        5.71%    5.93%    5.32%+   5.43%+
--------------------------------------------------------------------------------------------------------------------------------

+      Annualized.
*      For the ten months ended July 31, 1994.
** For the period from the start of business, February 1, 1993, to September 30, 1993.
/(1)/ The expense ratios for the years ended July 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.


                       See notes to financial statements

EV Municipals Portfolio as of July 31, 1997

NOTES TO FINANCIAL STATEMENTS


1  Significant Accounting Policies
  -----------------------------------------------------------------------------
   Arizona Municipals Portfolio (Arizona Portfolio), Colorado Municipals Portfolio (Colorado Portfolio), Connecticut Municipals Portfolio (Connecticut Portfolio), Michigan Municipals Portfolio (Michigan Portfolio), Minnesota Municipals Portfolio (Minnesota Portfolio), New Jersey Municipals Portfolio (New Jersey Portfolio), Pennsylvania Municipals Portfolio (Pennsylvania Portfolio) and Texas Municipals Portfolio (Texas Portfolio), collectively the Portfolios, are registered under the Investment Company Act of 1940 as non-diversified open-end management investment companies which were organized as trusts under the laws of the State of New York on May 1, 1992. The Declarations of Trust permit the Trustees to issue interests in the Portfolios. The following is a summary of significant accounting policies of the Portfolios. The policies are in conformity with generally accepted accounting principles.

   A Investment Valuations -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts and options on futures contracts listed on commodity exchanges are valued at closing settlement prices. Over-the-counter options on financial futures contracts are normally valued at the mean between the latest bid and asked prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

   B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes.

   C Income Taxes -- The Portfolios are treated as partnerships for federal tax purposes. No provision is made by the Portfolios for federal or state taxes on any taxable income of the Portfolios because each investor in the Portfolios is ultimately responsible for the payment of any taxes. Since some of the Portfolios' investors are regulated investment companies that invest all or substantially all of their assets in the Portfolios, the Portfolios normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for their respective investors to satisfy them. The Portfolios will allocate at least annually among their respective investors each investor's distributive share of the Portfolios' net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Interest income received by the Portfolios on investments in municipal bonds, which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from federal income tax when allocated to each Portfolio's investors. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item for investors.

   D Deferred Organization Expenses -- Costs incurred by a Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

   E Financial Futures Contracts -- Upon the entering of a financial futures contract, a Portfolio is required to deposit ("initial margin") either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by a Portfolio ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by a Portfolio. A Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, a Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

   F Options on Financial Futures Contracts -- Upon the purchase of a put option on a financial futures contract by a Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, a Portfolio will realize a loss in the amount of the cost of the option. When a Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When a Portfolio exercises a put option, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid.

   G When-issued and Delayed Delivery Transactions -- The Portfolios may engage in when-issued or delayed delivery transactions. The Portfolios

EV Municipals Portfolio as of July 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D



   record when-issued securities on trade date and maintain security positions such that sufficient liquid assets will be available to make payments for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on settlement date.

   H Other -- Investment transactions are accounted for on a trade date basis.

   I Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolios. Pursuant to the custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances each Portfolio maintains with IBT. All significant credit balances used to reduce each Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

   J Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

2  Investment Adviser Fee and Other Transactions with Affiliates
  ------------------------------------------------------------------------------
   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to each Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities). For the year ended July 31, 1997, each Portfolio paid advisory fees as follows:


   Portfolio                       Amount         Effective Rate*
  ----------------------------------------------------------------
   Arizona                       $  482,775            0.40%

   Colorado                         113,698            0.26%

   Connecticut                      771,883            0.43%

   Michigan                         676,686            0.42%

   Minnesota                        252,187            0.35%

   New Jersey                     1,707,028            0.46%

   Pennsylvania                   1,982,739            0.47%

   Texas                             41,158            0.18%

*  Advisory fees paid as a percentage of average daily net assets.

   Except as to Trustees of the Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolios out of such investment adviser fee.

   Trustees of the Portfolios that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended July 31, 1997, no significant amounts have been deferred.

   Certain of the officers and Trustees of the Portfolios are officers and directors/trustees of the above organizations.

3  Investments
  ------------------------------------------------------------------------------
   Purchases and sales of investments, other than U.S. Government securities, purchased options and short-term obligations, for the year ended July 31, 1997 were as follows:

   Arizona Portfolio
  ------------------------------------------------------------------------------
   Purchases                                                       $12,128,826

   Sales                                                            39,144,161


   Colorado Portfolio
  ------------------------------------------------------------------------------
   Purchases                                                       $ 6,054,087

   Sales                                                            11,606,010


   Connecticut Portfolio
  ------------------------------------------------------------------------------
   Purchases                                                       $19,479,187

   Sales                                                            43,558,639


   Michigan Portfolio
  ------------------------------------------------------------------------------
   Purchases                                                       $25,182,510

   Sales                                                            60,493,772


   Minnesota Portfolio
  ------------------------------------------------------------------------------
   Purchases                                                       $15,827,661

   Sales                                                            24,808,420

EV Municipals Portfolio as of July 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D


  New Jersey Portfolio
  ------------------------------------------------------------------------------
  Purchases                                                        $ 87,291,588
  Sales                                                             141,546,106

  Pennsylvania Portfolio
  ------------------------------------------------------------------------------
  Purchases                                                        $ 71,293,527
  Sales                                                             145,751,814


  Texas Portfolio
  ------------------------------------------------------------------------------
  Purchases                                                        $  3,930,670
  Sales                                                               8,145,375

4 Federal Income Tax Basis of Investments
 -------------------------------------------------------------------------------
  The cost and unrealized appreciation (depreciation) in value of the investments owned by each Portfolio at July 31, 1997, as computed on a federal income tax basis, are as follows:

  Arizona Portfolio
  ------------------------------------------------------------------------------
  Aggregate Cost                                                   $100,333,893
  ------------------------------------------------------------------------------
  Gross unrealized appreciation                                    $ 10,701,415
  Gross unrealized depreciation                                              --
  ------------------------------------------------------------------------------
  Net unrealized appreciation                                      $ 10,701,415
  ------------------------------------------------------------------------------

  Colorado Portfolio
  ------------------------------------------------------------------------------
  Aggregate Cost                                                   $ 38,187,386
  ------------------------------------------------------------------------------
  Gross unrealized appreciation                                    $  3,910,265
  Gross unrealized depreciation                                              --
  ------------------------------------------------------------------------------
  Net unrealized appreciation                                      $  3,910,265
  ------------------------------------------------------------------------------

  Connecticut Portfolio
  ------------------------------------------------------------------------------
  Aggregate Cost                                                   $162,032,152
  ------------------------------------------------------------------------------
  Gross unrealized appreciation                                    $  9,577,332
  Gross unrealized depreciation                                          (6,926)
  ------------------------------------------------------------------------------
  Net unrealized appreciation                                      $  9,570,406
  ------------------------------------------------------------------------------

  Michigan Portfolio
  ------------------------------------------------------------------------------
  Aggregate Cost                                                   $133,350,836
  ------------------------------------------------------------------------------
  Gross unrealized appreciation                                    $ 13,046,983
  Gross unrealized depreciation                                              --
  ------------------------------------------------------------------------------
  Net unrealized appreciation                                      $ 13,046,983
  ------------------------------------------------------------------------------

  Minnesota Portfolio
  ------------------------------------------------------------------------------
  Aggregate Cost                                                   $ 63,057,066
  ------------------------------------------------------------------------------
  Gross unrealized appreciation                                    $  6,537,383
  Gross unrealized depreciation                                              --
  ------------------------------------------------------------------------------
  Net unrealized appreciation                                      $  6,537,383
  ------------------------------------------------------------------------------

  New Jersey Portfolio
  ------------------------------------------------------------------------------
  Aggregate Cost                                                   $316,103,220
  ------------------------------------------------------------------------------
  Gross unrealized appreciation                                    $ 32,903,699
  Gross unrealized depreciation                                         (37,506)
  ------------------------------------------------------------------------------
  Net unrealized appreciation                                      $ 32,866,193
  ------------------------------------------------------------------------------

  Pennsylvania Portfolio
  ------------------------------------------------------------------------------
  Aggregate Cost                                                   $359,688,720
  ------------------------------------------------------------------------------
  Gross unrealized appreciation                                    $ 35,071,655
  Gross unrealized depreciation                                              --
  ------------------------------------------------------------------------------
  Net unrealized appreciation                                      $ 35,071,655
  ------------------------------------------------------------------------------

  Texas Portfolio
  ------------------------------------------------------------------------------
  Aggregate Cost                                                   $ 20,172,048
  ------------------------------------------------------------------------------
  Gross unrealized appreciation                                    $  1,829,380
  Gross unrealized depreciation                                              --
  ------------------------------------------------------------------------------
  Net unrealized appreciation                                      $  1,829,380
  ------------------------------------------------------------------------------

5 Line of Credit
  ------------------------------------------------------------------------------
  The Portfolios participate with other portfolios and funds managed by BMR and EVM and their affiliates in a committed $120 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the

EV Municipals Portfolio as of July 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D


  portfolios or funds solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at the bank's base rate or at an amount above either the bank's adjusted certificate of deposit rate, Eurodollar rate or federal funds effective rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the facility is allocated among the participating portfolios and funds at the end of each quarter. At July 31, 1997, the Colorado Portfolio, Connecticut Portfolio, Minnesota Portfolio, New Jersey Portfolio, Pennsylvania Portfolio and Texas Portfolio had balances outstanding pursuant to this line of credit of $3,000, $478,000, $131,000, $540,000, $1,962,000 and $134,000, respectively. At July
  31, 1997, the average daily loan balance was $190,722 and the average interest rate was 5.95% for the Texas Portfolio. The maximum borrowing outstanding for the Texas Portfolio at any time during the year ended July 31, 1997 was $892,000. The Portfolios (with the exception of the Texas Portfolio) did not have any significant borrowings or allocated fees during the year ended July 31, 1997.

6 Financial Instruments
 ------------------------------------------------------------------------------
  The Portfolios regularly trade in financial instruments with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment a Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

  A summary of obligations under these financial instruments at July 31, 1997, is as follows:


                 Futures
                 Contracts
                 Expiration                                                Net Unrealized
Portfolio        Date           Contracts                   Position       Depreciation
-----------------------------------------------------------------------------------------
Arizona          9/97            93 U.S. Treasury Bonds     Short           $   628,273
-----------------------------------------------------------------------------------------
Colorado         9/97            33 U.S. Treasury Bonds     Short               222,936
-----------------------------------------------------------------------------------------
Connecticut      9/97            83 U.S. Treasury Bonds     Short               560,717
-----------------------------------------------------------------------------------------
Michigan         9/97           147 U.S. Treasury Bonds     Short             1,002,965
-----------------------------------------------------------------------------------------
Minnesota        9/97            65 U.S. Treasury Bonds     Short               469,656
-----------------------------------------------------------------------------------------
New Jersey       9/97           140 U.S. Treasury Bonds     Short             1,047,590
-----------------------------------------------------------------------------------------
Pennsylvania     9/97           378 U.S. Treasury Bonds     Short             2,579,054
-----------------------------------------------------------------------------------------
Texas            9/97            12 U.S. Treasury Bonds     Short                81,068
-----------------------------------------------------------------------------------------


   At July 31, 1997, the Portfolios had sufficient cash and/or securities to cover margin requirements on open futures contracts.

EV Municipals Portfolio as of July 31, 1997

INDEPENDENT AUDITORS' REPORT



To the Trustees and Investors of: Arizona Municipals Portfolio, Colorado Municipals Portfolio, Connecticut Municipals Portfolio, Michigan Municipals Portfolio, Minnesota Municipals Portfolio, New Jersey Municipals Portfolio, Pennsylvania Municipals Portfolio, and Texas Municipals Portfolio
--------------------------------------------------------------------------------
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Arizona Municipals Portfolio, Colorado Municipals Portfolio, Connecticut Municipals Portfolio, Michigan Municipals Portfolio, Minnesota Municipals Portfolio, New Jersey Municipals Portfolio, Pennsylvania Municipals Portfolio and Texas Municipals Portfolio as of July 31, 1997, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended July 31, 1997 and 1996 and supplementary data for the years ended July 31, 1997, 1996 and 1995, the ten months ended July 31, 1994, and for the period from the start of business, February 1, 1993 to September 30, 1993. These financial statements and supplementary data are the responsibility of the Trusts' management. Our responsibility is to express an opinion on the financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1997, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial positions of Arizona Municipals Portfolio, Colorado Municipals Portfolio, Connecticut Municipals Portfolio, Michigan Municipals Portfolio, Minnesota Municipals Portfolio, New Jersey Municipals Portfolio, Pennsylvania Municipals Portfolio and Texas Municipals Portfolio at July 31, 1997, the results of their operations, the changes in their net assets and their supplementary data for the respective stated periods in conformity with generally accepted accounting principles.


                              DELOITTE & TOUCHE LLP
                              Boston, Massachusetts
                              September 5, 1997

EV Marathon Municipal Funds as of July 31, 1997

INVESTMENT MANAGEMENT

EV Marathon Municipals Funds

Officers                                Independent Trustees

Thomas J. Fetter                        Donald R. Dwight
President                               President, Dwight Partners, Inc.
                                        Chairman, Newspaper of New England, Inc.
James B. Hawkes
Vice President and Trustee              Samuel L. Hayes, III
                                        Jacob H. Schiff Professor of Investment
Robert B. MacIntosh                     Banking, Harvard University Graduate
Vice President                          School of Business Administration

James L. O'Connor                       Norton H. Reamer
Treasurer                               President and Director, United Asset
                                        Management Corporation
Alan R. Dynner
Secretary                               John L. Thorndike
                                        Formerly Director, Fiduciary Company
                                        Incorporated

                                        Jack L. Treynor
                                        Investment Adviser and Consultant


Municipals Portfolio                    Independent Trustees

Officers                                Donald R. Dwight
                                        President, Dwight Partners, Inc.
Thomas J. Fetter                        Chairman, Newspaper of New England, Inc.
President
                                        Samuel L. Hayes, III
James B. Hawkes                         Jacob H. Schiff Professor of Investment
Vice President and Trustee              Banking, Harvard University Graduate
                                        School of Business Administration
Robert B. MacIntosh
Vice President of Arizona,              Norton H. Reamer
Colorado, Connecticut,                  President and Director, United Asset
Michigan, Minnesota, New                Management Corporation
Jersey, Pennsylvania and
Texas Municipals Portfolios             John L. Thorndike
and Portfolio Manager of                Formerly Director, Fiduciary Company
Minnesota and New Jersey                Incorporated
Municipals Portfolios
                                        Jack L. Treynor
Cynthia J. Clemson                      Investment Adviser and Consultant
Vice President and Portfolio
Manager of Arizona
Municipals Portfolio

William H. Ahearn, Jr.
Vice President and Portfolio
Manager of Colorado
Municipals Portfolio

Nicole Anderes
Vice President and Portfolio
Manager of Connecticut and
Texas Municipals Portfolios

Timothy T. Browse
Vice President and Portfolio
Manager of Michigan and
Pennsylvania Municipals Portfolios

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

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

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

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

Investment Advisor of the Portfolio
Boston Management and Research
24 Federal Street
Boston, MA 02110

Administrator of the Funds
Eaton Vance Management
24 Federal Street
Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260


Custodian
Investors Bank & Trust Company
200 Clarendon Street, 16th Floor
Boston, MA 02116

Transfer Agent
First Data Investor Services Group
Attention: Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123

Independent Auditors
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110




Eaton Vance
Municipals Trust
24 Federal Street
Boston, MA 02110


--------------------------------------------------------------------------------
  This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------
                                                                    M-8CSRC-8/97